UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07816

PCM Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS

Annual Report

June 30, 2021

PCM Fund, Inc. | PCM | NYSE

PIMCO Global StocksPLUS® & Income Fund | PGP | NYSE

PIMCO Income Opportunity Fund | PKO | NYSE

PIMCO Strategic Income Fund, Inc. | RCS | NYSE

PIMCO Dynamic Credit and Mortgage Income Fund | PCI | NYSE

PIMCO Dynamic Income Fund | PDI | NYSE

PIMCO Dynamic Income Opportunities Fund | PDO | NYSE

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 844.337.4626. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(1)	Consolidated Schedule of Investments

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Closed-End Funds Annual Report, which covers the 12-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, second quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third quarter GDP growth was 33.4%, the largest quarterly increase on record. GDP growth in the U.S. was then 4.3% and 6.3% during the fourth quarter of 2020 and the first quarter of 2021, respectively. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Also of note, the U.K. and the European Union agreed to a long-awaited Brexit deal. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.66% on 30 June 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.26%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global

2	PIMCO CLOSED-END FUNDS

investment grade credit bonds, returned 3.11%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 14.86%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 6.81%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 6.57%.

Despite the headwinds from COVID-19 and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 40.79%, fueled, in our view, by accommodative monetary and fiscal policy, as well as improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 39.04%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 40.90%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 31.29% and European equities, as represented by the MSCI Europe Index, returned 27.94%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $42 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against several other major currencies. For example, the U.S. dollar returned -5.55% and -11.53% versus the euro and the British pound, respectively. However, the U.S. dollar rose 2.86 versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Closed-End Funds investments, please contact your financial adviser, or call the Funds’ shareholder servicing agent at (844) 33-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the Funds

Information regarding each Fund’s principal investment strategies, principal risks and risk management strategies, the effects of each Fund’s leverage, and each Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.

At a Joint Special Meeting of Shareholders of the PKO and PDI (the “Special Meeting”), held on August 6, 2021, shareholders of PDI approved the issuance of additional common shares (the “Merger Shares”) to be issued in connection with the reorganization of each of PKO and PCI (together, the “Target Funds”) with and into PDI. In addition, shareholders of PKO approved an Agreement and Plan of Reorganization pursuant to which PKO will be reorganized with and into PDI. No action was needed from shareholders of PCI. The reorganizations are expected to occur in the fourth quarter of 2021, subject to PIMCO’s market outlook, operational considerations and customary closing conditions. Upon consummation of the reorganizations, the assets and liabilities of the Target Funds will be transferred to PDI in exchange for Merger Shares (and cash in lieu of fractional Merger Shares, if any), based on PDI’s and each Target Fund’s respective net asset value per share at the time of the reorganization. Each reorganization is expected to be a tax-free event for federal income tax purposes. In connection with the reorganizations, PIMCO has agreed to a 75% management fee waiver for PKO that will be in effect for two months from August 6, 2021. In addition, as of August 6, 2021 through the closing of the reorganization, the Target Funds will be in a “transition period” during which PIMCO may need to reposition each Target Fund’s assets to align with the investment strategies of PDI and prepare to transfer the Fund’s assets. During this time, the Target Funds may not be pursuing their respective investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. Following the reorganization, Target Fund shareholders will become shareholders of PDI, and PDI will continue to be managed in accordance with PDI’s existing investment objectives and strategies. Effective as of the date of the closing of the reorganization of PCI into PDI, the annual management fee rate paid by PDI will be reduced from 1.15% to 1.10% of PDI’s average daily total managed assets. Please see Note 17 — Subsequent Events in the Notes to Financial Statements for additional information about the reorganizations.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

A Fund may enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods also for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies. In such a “paired swap transaction”, a Fund would generally enter into one or more interest rate swap agreements whereby the Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). The Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, the Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund may engage in investment strategies, including those that employ the use of paired swaps transactions, the use of interest rate swaps to seek to capitalize on differences between short-term and long-term interest rates and other derivatives transactions, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income

4	PIMCO CLOSED-END FUNDS

and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. For instance, a portion of a Fund’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that a Fund will later realize a corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments or Consolidated Schedule of Investments, as applicable, sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. The transition may result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies, such as the Funds, frequently trade at a discount from their NAV and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

ANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the Funds (Cont.)

Historical NAV performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund distribution rate or that the rate will be sustainable in the future.

The following table discloses the commencement of operations and diversification status of each Fund:

Fund Name	Commencement of Operations	Diversification Status
PCM Fund, Inc.	09/02/93	Diversified
PIMCO Global StocksPLUS® & Income Fund	05/31/05	Diversified
PIMCO Income Opportunity Fund	11/30/07	Diversified
PIMCO Strategic Income Fund, Inc.	02/24/94	Diversified
PIMCO Dynamic Credit and Mortgage Income Fund	01/31/13	Diversified
PIMCO Dynamic Income Fund	05/30/12	Diversified
PIMCO Dynamic Income Opportunities Fund	01/29/21	Non-Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees/Directors1 are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s then-current prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 33-PIMCO.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling 844.337.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments will: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports;

6	PIMCO CLOSED-END FUNDS

[1]	Hereinafter, the terms “Trustee” or “Trustees” used herein shall refer to a Director or Directors of applicable Funds.

and (4) require certain information to be filed in interactive data format. The new rules have phased compliance and effective dates, with some requirements requiring compliance starting August 1, 2020 and others requiring compliance as late as February 1, 2023.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements.

These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief after a one-year transition period from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

ANNUAL REPORT	|	JUNE 30, 2021	7

PCM Fund, Inc.

Symbol on NYSE - PCM

Cumulative Returns(1) Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2021†§

Asset-Backed Securities	29.6%

Corporate Bonds & Notes	21.8%

Non-Agency Mortgage-Backed Securities	18.7%

Loan Participations and Assignments	12.4%

Short-Term Instruments	6.0%

U.S. Government Agencies	3.2%

Common Stocks	2.7%

Preferred Securities	2.1%

Real Estate Investment Trusts	1.9%

Other	1.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return(1) for the period ended June 30, 2021

	1 Year	5 Year	10 Year	Commencement of Operations (09/02/93)
Market Price	38.25%	15.40%	11.03%	9.46%
NAV	24.93%	11.06%	10.13%	9.18%
ICE BofAML US High Yield Index	15.62%	7.30%	6.50%	7.25%	♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦	Average Annual Return since 08/31/1993

It is not possible to invest directly in an unmanaged index.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of June 30, 2021)(1)

Market Price	$11.87

NAV	$9.52

Premium/(Discount) to NAV	24.68%

Market Price Distribution Rate(2)	8.09%

NAV Distribution Rate(2)	10.08%

Total Effective Leverage(3)	44%

Investment Objective and Strategy Overview

The Fund’s primary investment objective is to achieve high current income. Capital gain from the disposition of investments is a secondary objective of the Fund.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to mortgage credit contributed to absolute performance, as the sector posted positive returns.

»	Exposure to corporate credit contributed to absolute performance, as the sector posted positive returns.

»	Exposure to special situation investments contributed to absolute performance, as the positions posted positive returns.

»	U.S. interest rate exposure detracted from absolute performance, as rates increased.

8	PIMCO CLOSED-END FUNDS

PIMCO Global StocksPLUS® & Income Fund

Symbol on NYSE - PGP

Cumulative Returns(1) Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2021†§

Corporate Bonds & Notes	34.7%

U.S. Government Agencies	20.9%

Non-Agency Mortgage-Backed Securities	9.2%

Loan Participations and Assignments	9.1%

Short-Term Instruments	8.3%

Asset-Backed Securities	6.7%

Preferred Securities	4.6%

Sovereign Issues	2.1%

Municipal Bonds & Notes	1.5%

Common Stocks	1.1%

Convertible Bonds & Notes	1.0%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return(1) for the period ended June 30, 2021

	1 Year	5 Year	10 Year	Commencement of Operations (05/31/05)
Market Price	48.12%	(0.73)%	3.53%	8.29%
NAV	53.33%	16.25%	13.06%	12.45%
MSCI World Index	39.04%	14.83%	10.65%	8.35%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

It is not possible to invest directly in an unmanaged index.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of June 30, 2021)(1)

Market Price	$11.10

NAV	$10.44

Premium/(Discount) to NAV	6.32%

Market Price Distribution Rate(2)	7.46%

NAV Distribution Rate(2)	7.93%

Total Effective Leverage(3)	34%

Investment Objective and Strategy Overview

PIMCO Global StocksPLUS® & Income Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 Index contributed to absolute performance, as the S&P 500 Index returned 40.79%.

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE Index contributed to absolute performance, as the MSCI EAFE Index returned 32.35%.

»	Exposure to corporate credit contributed to absolute performance, as the sector posted positive returns.

»	A defensive options strategy involving written calls and purchased puts on the S&P 500 Index detracted from absolute performance, as the S&P 500 Index returned 40.79%.

ANNUAL REPORT	|	JUNE 30, 2021	9

PIMCO Income Opportunity Fund

Symbol on NYSE - PKO

Cumulative Returns(1) Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2021†§

Corporate Bonds & Notes	41.5%

Non-Agency Mortgage-Backed Securities	16.6%

Loan Participations and Assignments	13.1%

Asset-Backed Securities	12.4%

Sovereign Issues	3.8%

Preferred Securities	3.4%

Short-Term Instruments	2.8%

Common Stocks	2.1%

Real Estate Investment Trusts	1.4%

Other	2.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return(1) for the period ended June 30, 2021

	1 Year	5 Year	10 Year	Commencement of Operations (11/30/07)
Market Price	29.94%	13.84%	11.04%	12.08%
NAV	25.05%	12.06%	10.70%	11.64%
ICE BofAML US High Yield Index	15.62%	7.30%	6.50%	7.40%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

It is not possible to invest directly in an unmanaged index.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (‘‘ROC’’) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of June 30, 2021)(1)

Market Price	$26.65

NAV	$23.87

Premium/(Discount) to NAV	11.65%

Market Price Distribution Rate(2)	8.56%

NAV Distribution Rate(2)	9.55%

Total Effective Leverage(3)	44%

Investment Objective and Strategy Overview

The Fund seeks current income as a primary focus and also capital appreciation.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to corporate credit contributed to absolute performance, as the sector posted positive returns.

»	Exposure to mortgage credit contributed to absolute performance, as the sector posted positive returns.

»	Exposure to special situation investments contributed to absolute performance, as the positions posted positive returns.

»	U.S. interest rate positioning detracted from absolute performance, as rates increased.

10	PIMCO CLOSED-END FUNDS

Market and Net Asset Value Information

The following table, presented in conformance with annual reporting requirements for funds that have filed a registration statement pursuant to General Instruction A.2 of Form N-2 (“Short Form N-2”), sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s Common Shares on the NYSE, the high and low NAV per Common Share and the high and low premium/discount to NAV per Common Share. See Note 3, Investment Valuation and Fair Value Measurements in the Notes to Financial Statements for information as to how the Fund’s NAV is determined.

	Common share market price(1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended June 30, 2021	$27.97	$25.81	$24.03	$23.28	17.97%	10.56%
Quarter ended March 31, 2021	$26.49	$24.65	$23.88	$23.20	13.49%	4.66%
Quarter ended December 31, 2020	$25.61	$22.55	$23.65	$21.86	9.30%	2.92%
Quarter ended September 30, 2020	$24.69	$22.21	$22.33	$21.11	12.99%	1.88%
Quarter ended June 30, 2020	$23.47	$18.24	$21.33	$18.79	13.32%	(2.93)%
Quarter ended March 31, 2020	$28.73	$14.76	$24.84	$18.19	16.14%	(25.65)%
Quarter ended December 31, 2019	$27.94	$26.54	$24.25	$23.79	16.22%	9.98%
Quarter ended September 30, 2019	$27.92	$25.87	$24.94	$23.87	12.85%	8.29%
Quarter ended June 30, 2019	$27.11	$26.31	$24.83	$24.34	9.91%	7.52%
Quarter ended March 31, 2019	$26.67	$25.39	$24.41	$23.69	9.66%	5.92%
Quarter ended December 31, 2018	$27.50	$23.27	$25.08	$23.57	9.66%	(1.40)%
Quarter ended September 30, 2018	$27.79	$27.15	$25.20	$24.84	10.81%	8.67%

[1]	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

ANNUAL REPORT	|	JUNE 30, 2021	11

The following information is presented in conformance with annual reporting requirements for funds that have filed a registration statement pursuant to General Instruction A.2 of Form N-2 (“Short Form N-2”).

Summary of Fund Expenses

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage in the form of reverse repurchase agreements in an amount equal to 42.81% of the Fund’s total managed assets (including assets attributable to reverse repurchase agreements), which reflects approximately the percentage of the Fund’s total managed assets attributable to such leverage as of June 30, 2021, and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentage above does not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on the Fund’s capital structure as of June 30, 2021. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Shareholder Transaction Expense

Sales load (as a percentage of offering price)(1)	[ ]%

Offering Expenses Borne by Common Shareholders (as a percentage of offering price)(2)	[ ]%

Dividend Reinvestment Plan Fees(3)	None

[1]	In the event that the Common Shares to which this relates are sold to or through underwriters or dealer managers, a corresponding supplement will disclose the applicable sale load and/or commission.
[2]

The related supplement will disclose the estimated amount of offering expense, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

[3]

You will pay broker chargers if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open market purchase pursuant to the Fund’s Dividend Reinvestment Plan.

Annual Expenses

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to reverse repurchase agreements)

Management Fees(1)	1.84%

Interest Payments on Borrowed Funds(2)	0.58%

Other Expenses(3)	0.02%

Total Annual Expenses(4)	2.44%

1.

Management fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified management fee”). Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 1.055% of the Fund’s average weekly total managed assets. The Fund (and not PIMCO) will be responsible for certain fees and expenses, which are reflected in the table above, that are not covered by the unified management fee under the investment management agreement. Please see Note 9, Fees and Expenses in the Notes to Financial Statements for an explanation of the unified management fee.
2.

Reflects the Fund’s use of leverage in the form of reverse repurchase agreements as of June 30, 2021, which represented 42.81% of the Fund’s total managed assets (including assets attributable to reverse repurchase agreements) as of that date, at an annual interest rate cost to the Fund of 0.76%, which is based on market conditions as of June 30, 2021. See “Effects of Leverage.” The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Expenses table above, but would be reflected in the Fund’s performance results.

3.	Other expenses are estimated for the Fund’s current fiscal year ending June 30, 2021.
4.	“Interest Payments on Borrowed Funds” is borne by the Fund separately from the management fees paid to PIMCO. Excluding such expense, Total Annual Expenses are 1.86%.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund, assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of 2.44% of net assets attributable to Common Shares in years 1 through 10 (assuming assets attributable to reverse repurchase agreements representing 42.81% of the Fund’s total managed assets) and (3) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$25	$76	$130	$278

1)

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Interest Payments on Borrowed Funds, and Other Expenses set forth in the Annual Expenses table are accurate, that the rate listed under Total Annual Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown in the example to increase. In connection with an offering of Common Shares, the prospectus supplement will set forth an example including sales load and estimated offering costs.

12	PIMCO CLOSED-END FUNDS

PIMCO Strategic Income Fund, Inc.

Symbol on NYSE - RCS

Cumulative Returns(1) Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2021†§

U.S. Government Agencies	45.2%

Corporate Bonds & Notes	26.1%

Non-Agency Mortgage-Backed Securities	10.2%

Loan Participations and Assignments	6.1%

Sovereign Issues	3.4%

Preferred Securities	3.2%

Asset-Backed Securities	2.7%

Common Stocks	1.4%

Short-Term Instruments	0.6%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return(1) for the period ended June 30, 2021

	1 Year	5 Year	10 Year	Commencement of Operations (02/24/94)
Market Price	30.90%	4.83%	6.60%	8.50%
NAV	21.34%	7.68%	8.11%	8.45%
ICE BofAML US High Yield Index	15.62%	7.30%	6.50%	7.18%	♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦	Average Annual Return since 2/28/1994

It is not possible to invest directly in an unmanaged index.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

The performance information shown for the Fund includes historical performance information for the periods prior to February 8, 2002, during which the Fund had a different investment manager. As of February 8, 2002, PIMCO became the Fund’s investment manager. The Fund’s performance prior to that time may have been different if the Fund were advised by PIMCO.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of June 30, 2021)(1)

Market Price	$7.61

NAV	$6.55

Premium/(Discount) to NAV	16.18%

Market Price Distribution Rate(2)	8.04%

NAV Distribution Rate(2)	9.34%

Total Effective Leverage(3)	43%

Investment Objective and Strategy Overview

The Fund’s primary investment objective is to generate a level of income that is higher than that generated by high quality, intermediate-term U.S. debt securities. The Fund also seeks capital appreciation to the extent consistent with this objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to corporate credit contributed to absolute performance, as the sector posted positive returns.

»	Exposure to mortgage credit contributed to absolute performance, as the sector posted positive returns.

»	Exposure to asset-backed securities contributed to absolute performance, as the sector posted positive returns.

»	U.S. interest rate exposure detracted from absolute performance, as rates increased.

ANNUAL REPORT	|	JUNE 30, 2021	13

PIMCO Dynamic Credit and Mortgage Income Fund

Symbol on NYSE - PCI

Cumulative Returns(1) Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2021†§

Corporate Bonds & Notes	30.5%

Asset-Backed Securities	24.2%

Non-Agency Mortgage-Backed Securities	18.3%

Loan Participations and Assignments	8.5%

Preferred Securities	5.1%

Short-Term Instruments	4.1%

Common Stocks	2.8%

Sovereign Issues	2.4%

U.S. Government Agencies	1.6%

Other	2.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return(1) for the period ended June 30, 2021

	1 Year	5 Year	Commencement of Operations (01/31/13)
Market Price	34.66%	14.78%	9.64%
NAV	25.92%	11.26%	8.74%
ICE BofAML US High Yield Index	15.62%	7.30%	5.82%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

It is not possible to invest directly in an unmanaged index.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of June 30, 2021)(1)

Market Price	$22.38

NAV	$20.52

Premium/(Discount) to NAV	9.06%

Market Price Distribution Rate(2)	9.33%

NAV Distribution Rate(2)	10.18%

Total Effective Leverage(3)	44%

Investment Objective and Strategy Overview

PIMCO Dynamic Credit and Mortgage Income Fund’s primary investment objective is to seek current income and capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to mortgage credit contributed to absolute performance, as the sector posted positive returns.

»	Exposure to corporate credit contributed to absolute performance, as the sector posted positive returns.

»	Exposure to special situation investments contributed to absolute performance, as the positions posted positive returns.

»	U.S. interest rate positioning detracted from absolute performance, as rates increased.

14	PIMCO CLOSED-END FUNDS

Market and Net Asset Value Information

The following table, presented in conformance with annual reporting requirements for funds that have filed a registration statement pursuant to General Instruction A.2 of Form N-2 (“Short Form N-2”), sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s Common Shares on the NYSE, the high and low NAV per Common Share and the high and low premium/discount to NAV per Common Share. See Note 3, Investment Valuation and Fair Value Measurements in the Notes to Financial Statements for information as to how the Fund’s NAV is determined.

	Common share market price(1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended June 30, 2021	$23.24	$21.91	$20.73	$20.16	13.98%	7.93%
Quarter ended March 31, 2021	$22.57	$20.95	$20.54	$19.99	11.40%	3.45%
Quarter ended December 31, 2020	$21.38	$18.86	$20.25	$18.57	7.73%	0.69%
Quarter ended September 30, 2020	$20.08	$18.52	$18.90	$18.08	7.61%	0.32%
Quarter ended June 30, 2020	$19.72	$15.48	$18.18	$16.26	14.70%	(4.80)%
Quarter ended March 31, 2020	$25.54	$14.28	$23.32	$15.58	10.56%	(20.02)%
Quarter ended December 31, 2019	$25.65	$24.56	$23.01	$22.57	12.07%	7.53%
Quarter ended September 30, 2019	$24.60	$23.36	$23.67	$22.59	7.44%	0.64%
Quarter ended June 30, 2019	$24.57	$23.10	$23.58	$23.03	5.21%	(0.39)%
Quarter ended March 31, 2019	$23.92	$21.05	$23.08	$22.38	4.05%	(6.03)%
Quarter ended December 31, 2018	$24.65	$20.00	$23.80	$22.27	3.57%	(10.31)%
Quarter ended September 30, 2018	$24.41	$23.57	$23.91	$23.63	2.84%	(0.80)%

[1]	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

ANNUAL REPORT	|	JUNE 30, 2021	15

The following information is presented in conformance with annual reporting requirements for funds that have filed a registration statement pursuant to General Instruction A.2 of Form N-2 (“Short Form N-2”).

Summary of Fund Expenses

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage in the form of reverse repurchase agreements in an amount equal to 43.38% of the Fund’s total managed assets (including assets attributable to reverse repurchase agreements), which reflects approximately the percentage of the Fund’s total managed assets attributable to such leverage as of June 30, 2021, and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentage above does not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on the Fund’s capital structure as of June 30, 2021. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Shareholder Transaction Expense

Sales load (as a percentage of offering price)(1)	[ ]%

Offering Expenses Borne by Common Shareholders (as a percentage of offering price)(2)	[ ]%

Dividend Reinvestment Plan Fees(3)	None

[1]	In the event that the Common Shares to which this relates are sold to or through underwriters or dealer managers, a corresponding supplement will disclose the applicable sale load and/or commission.
[2]

The related supplement will disclose the estimated amount of offering expense, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

[3]

You will pay broker chargers if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open market purchase pursuant to the Fund’s Dividend Reinvestment Plan.

Annual Expenses

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to reverse repurchase agreements)

Management Fees(1)	2.09%

Interest Payments on Borrowed Funds(2)	0.81%

Other Expenses(3)	0.01%

Total Annual Expenses(4)	2.91%

1.

Management fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified management fee”). Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 1.15% of the Fund’s average weekly total managed assets. The Fund (and not PIMCO) will be responsible for certain fees and expenses which are, reflected in the table above, that are not covered by the unified management fee under the investment management agreement. Please see Note 9, Fees and Expenses in the Notes to Financial Statements for an explanation of the unified management fee.
2.

Reflects the Fund’s use of leverage in the form of reverse repurchase agreements as of June 30, 2021, which represented 43.38% of the Fund’s total managed assets (including assets attributable to reverse repurchase agreements) as of that date, at an annual interest rate cost to the Fund of 0.99%, which is based on market conditions as of June 30, 2021. See “Effects of Leverage.” The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Expenses table above, but would be reflected in the Fund’s performance results.

3.	Other expenses are estimated for the Fund’s current fiscal year ending June 30, 2021.
4.	“Interest Payments on Borrowed Funds” is borne by the Fund separately from the management fees paid to PIMCO. Excluding such expense, Total Annual Expenses are 2.10%.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund, assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of 2.91% of net assets attributable to Common Shares in years 1 through 10 (assuming assets attributable to reverse repurchase agreements representing 43.38% of the Fund’s total managed assets) and (3) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$29	$90	$153	$323

1)

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Interest Payments on Borrowed Funds, and Other Expenses set forth in the Annual Expenses table are accurate, that the rate listed under Total Annual Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown in the example to increase.

16	PIMCO CLOSED-END FUNDS

PIMCO Dynamic Income Fund

Symbol on NYSE - PDI

Cumulative Returns(1) Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2021†§

Corporate Bonds & Notes	30.3%

Non-Agency Mortgage-Backed Securities	24.7%

Asset-Backed Securities	16.7%

Loan Participations and Assignments	11.6%

Short-Term Instruments	4.0%

Sovereign Issues	3.4%

Preferred Securities	2.5%

Common Stocks	2.1%

U.S. Government Agencies	1.4%

Municipal Bonds & Notes	1.1%

Other	2.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return(1) for the period ended June 30, 2021

	1 Year	5 Year	Commencement of Operations (05/30/12)
Market Price	29.29%	12.78%	14.47%
NAV	24.76%	11.26%	13.78%
ICE BofAML US High Yield Index	15.62%	7.30%	6.66%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

It is not possible to invest directly in an unmanaged index.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of June 30, 2021)(1)

Market Price	$28.81

NAV	$25.23

Premium/(Discount) to NAV	14.19%

Market Price Distribution Rate(2)	9.18%

NAV Distribution Rate(2)	10.49%

Total Effective Leverage(3)	42%

Investment Objective and Strategy Overview

PIMCO Dynamic Income Fund’s primary investment objective is to seek current income, and capital appreciation is a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to mortgage credit contributed to absolute performance, as the sector posted positive returns.

»	Exposure to corporate credit contributed to absolute performance, as the sector posted positive returns.

»	Exposure to special situation investments contributed to absolute performance, as the positions posted positive returns.

»	U.S. interest rate positioning detracted from absolute performance, as rates increased.

ANNUAL REPORT	|	JUNE 30, 2021	17

Market and Net Asset Value Information

The following table, presented in conformance with annual reporting requirements for funds that have filed a registration statement pursuant to General Instruction A.2 of Form N-2 (“Short Form N-2”), sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s Common Shares on the NYSE, the high and low NAV per Common Share and the high and low premium/discount to NAV per Common Share. See Note 3, Investment Valuation and Fair Value Measurements in the Notes to Financial Statements for information as to how the Fund’s NAV is determined.

	Common share market price(1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended June 30, 2021	$29.60	$28.00	$25.41	$24.57	17.99%	13.27%
Quarter ended March 31, 2021	$28.66	$25.92	$25.21	$24.50	16.33%	4.99%
Quarter ended December 31, 2020	$27.13	$24.17	$24.85	$23.35	10.19%	3.15%
Quarter ended September 30, 2020	$25.36	$24.01	$23.53	$22.51	10.15%	3.58%
Quarter ended June 30, 2020	$27.04	$20.04	$22.75	$20.05	19.65%	(0.64)%
Quarter ended March 31, 2020	$33.61	$17.74	$27.69	$19.29	21.56%	(12.09)%
Quarter ended December 31, 2019	$33.83	$32.37	$27.34	$26.76	24.45%	18.61%
Quarter ended September 30, 2019	$32.54	$30.72	$28.38	$27.04	19.37%	10.03%
Quarter ended June 30, 2019	$33.25	$30.73	$28.29	$27.71	18.50%	10.30%
Quarter ended March 31, 2019	$32.50	$29.18	$27.83	$27.26	17.37%	7.04%
Quarter ended December 31, 2018	$34.04	$26.95	$29.11	$27.13	16.98%	(0.77)%
Quarter ended September 30, 2018	$33.65	$31.87	$29.21	$28.81	16.41%	9.97%

[1]	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

18	PIMCO CLOSED-END FUNDS

The following information is presented in conformance with annual reporting requirements for funds that have filed a registration statement pursuant to General Instruction A.2 of Form N-2 (“Short Form N-2”).

Summary of Fund Expenses

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage in the form of reverse repurchase agreements in an amount equal to 40.93% of the Fund’s total managed assets (including assets attributable to reverse repurchase agreements), which reflects approximately the percentage of the Fund’s total managed assets attributable to such leverage as of June 30, 2021, and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentage above does not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on the Fund’s capital structure as of June 30, 2021. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Shareholder Transaction Expense

Sales load (as a percentage of offering price)(1)	[ ]%

Offering Expenses Borne by Common Shareholders (as a percentage of offering price)(2)	[ ]%

Dividend Reinvestment Plan Fees(3)	None

[1]	In the event that the Common Shares to which this relates are sold to or through underwriters or dealer managers, a corresponding supplement will disclose the applicable sale load and/or commission.
[2]

The related supplement will disclose the estimated amount of offering expense, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

[3]

You will pay broker chargers if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open market purchase pursuant to the Fund’s Dividend Reinvestment Plan.

Annual Expenses

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to reverse repurchase agreements)

Management Fees(1)	2.03%

Interest Payments on Borrowed Funds(2)	0.74%

Other Expenses(3)	0.01%

Total Annual Expenses	2.78%

1.

Management fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified management fee”). Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 1.15% of the Fund’s average weekly total managed assets. The Fund (and not PIMCO) will be responsible for certain fees and expenses which are, reflected in the table above, that are not covered by the unified management fee under the investment management agreement. Please see Note 9, Fees and Expenses in the Notes to Financial Statements for an explanation of the unified management fee.
2.

Reflects the Fund’s use of leverage in the form of reverse repurchase agreements as of June 30, 2021, which represented 40.93% of the Fund’s total managed assets (including assets attributable to reverse repurchase agreements) as of that date, at an annual interest rate cost to the Fund of 0.96%, which is based on market conditions as of June 30, 2021. See “Effects of Leverage.” The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Expenses table above, but would be reflected in the Fund’s performance results.

3.	Other expenses are estimated for the Fund’s current fiscal year ending June 30, 2021.
4.	“Interest Payments on Borrowed Funds” is borne by the Fund separately from the management fees paid to PIMCO. Excluding such expense, Total Annual Expenses are 2.04%.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund, assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of 2.78% of net assets attributable to Common Shares in years 1 through 10 (assuming assets attributable to reverse repurchase agreements representing 40.93% of the Fund’s total managed assets) and (3) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$28	$86	$147	$311

1)

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Interest Payments on Borrowed Funds, and Other Expenses set forth in the Annual Expenses table are accurate, that the rate listed under Total Annual Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown in the example to increase

ANNUAL REPORT	|	JUNE 30, 2021	19

PIMCO Dynamic Income Opportunities Fund

Symbol on NYSE - PDO

Allocation Breakdown as of June 30, 2021†§

Corporate Bonds & Notes	34.6%

Non-Agency Mortgage-Backed Securities	28.5%

Loan Participations and Assignments	15.8%

Asset-Backed Securities	7.0%

Sovereign Issues	3.9%

Municipal Bonds & Notes	2.3%

Short-Term Instruments	2.3%

Real Estate Investment Trusts	1.9%

Preferred Securities	1.9%

Convertible Bonds & Notes	1.2%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2021)(1)

Market Price	$23.18

NAV	$20.50

Premium/(Discount) to NAV	13.07%

Market Price Distribution Rate(2)	6.13%

NAV Distribution Rate(2)	6.93%

Total Effective Leverage(3)	49%

A line graph is not included since the Fund has less than six months performance.

Average Annual Total Return(1) for the period ended June 30, 2021

Commencement of Operations (01/29/21)
Market Price*	16.70%
NAV*	4.94%
ICE BofAML US High Yield Index	3.32%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

*	Cumulative return

It is not possible to invest directly in an unmanaged index.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Dynamic Income Opportunities Fund’s investment objective is to seek current income as a primary objective and capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to corporate credit contributed to absolute performance, as the sector posted positive returns.

»	Exposure to mortgage credit contributed to absolute performance, as the sector posted positive returns.

»	Exposure to emerging market debt contributed to absolute performance, as the sector posted positive returns.

»	U.S. interest rate positioning detracted from absolute performance, as rates increased.

20	PIMCO CLOSED-END FUNDS

Index Descriptions

Index*	Description

ICE BofAML US High Yield Index	ICE BofAML U.S. High Yield Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P.

MSCI World Index

The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	JUNE 30, 2021	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PCM Fund, Inc.

06/30/2021	$8.47	$0.97	$1.04	$2.01	$(0.96)	$0.00	$0.00	$(0.96)

06/30/2020	10.19	0.86	(1.62)	(0.76)	(0.95)	0.00	(0.01)	(0.96)

06/30/2019	10.23	0.69	0.23	0.92	(0.96)	0.00	0.00	(0.96)

06/30/2018	10.15	0.88	0.18	1.06	(0.98)	0.00	0.00	(0.98)

06/30/2017	9.71	0.98	0.92	1.90	(1.46)	0.00	0.00	(1.46)

PIMCO Global StocksPLUS® & Income Fund

06/30/2021	$7.47	$0.95	$2.85	$3.80	$(0.83)	$0.00	$0.00	$(0.83)

06/30/2020	9.89	1.10	(2.42)	(1.32)	(0.85)	0.00	(0.25)	(1.10)

06/30/2019	10.50	1.11	(0.34)	0.77	(1.20)	0.00	(0.18)	(1.38)

06/30/2018	11.18	1.09	(0.16)	0.93	(1.43)	0.00	(0.18)	(1.61)

06/30/2017	9.76	1.15	2.14	3.29	(1.67)	0.00	(0.20)	(1.87)

PIMCO Income Opportunity Fund

06/30/2021	$21.12	$2.02	$2.88	$4.90	$(1.95)	$0.00	$(0.33)	$(2.28)

06/30/2020	24.83	2.26	(3.87)	(1.61)	(2.28)	(0.16)	0.00	(2.44)

06/30/2019	25.06	1.99	0.28	2.27	(2.65)	0.00	0.00	(2.65)

06/30/2018	25.17	2.18	(0.01)	2.17	(2.28)	0.00	0.00	(2.28)

06/30/2017	22.59	2.28	2.92	5.20	(2.56)	0.00	(0.06)	(2.62)

PIMCO Strategic Income Fund, Inc.

06/30/2021	$5.94	$0.58	$0.64	$1.22	$(0.41)	$0.00	$(0.20)	$(0.61)

06/30/2020	7.12	0.74	(1.20)	(0.46)	(0.49)	0.00	(0.23)	(0.72)

06/30/2019	7.32	0.60	0.03	0.63	(0.61)	0.00	(0.22)	(0.83)

06/30/2018(f)	7.75	0.77	(0.34)	0.43	(0.86)	0.00	0.00	(0.86)

06/30/2017(f)	7.89	0.70	0.08	0.78	(0.80)	0.00	(0.12)	(0.92)

PIMCO Dynamic Credit and Mortgage Income Fund (Consolidated)

06/30/2021	$18.16	$1.97	$2.45	$4.42	$(1.83)	$0.00	$(0.26)	$(2.09)

06/30/2020	23.58	2.11	(5.06)	(2.95)	(2.39)	0.00	(0.15)	(2.54)

06/30/2019	23.74	1.88	0.28	2.16	(2.32)	0.00	0.00	(2.32)

06/30/2018	22.91	1.95	0.85	2.80	(1.97)	0.00	0.00	(1.97)

06/30/2017	20.43	1.62	3.46	5.08	(2.60)	0.00	0.00	(2.60)

PIMCO Dynamic Income Fund (Consolidated)

06/30/2021	$22.59	$2.51	$2.57	$5.08	$(2.52)	$0.00	$(0.13)	$(2.65)

06/30/2020	28.29	2.92	(5.80)	(2.88)	(3.07)	0.00	0.00	(3.07)

06/30/2019	28.98	2.73	(0.37)	2.36	(3.15)	0.00	0.00	(3.15)

06/30/2018	28.32	2.95	0.18	3.13	(2.65)	0.00	0.00	(2.65)

06/30/2017	26.56	2.60	3.18	5.78	(4.10)	0.00	0.00	(4.10)

PIMCO Dynamic Income Opportunities Fund (Consolidated)

01/29/2021 - 06/30/2021	$20.00	$0.49	$0.47	$0.96	$(0.47)	$0.00	$0.00	$(0.47)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(e)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(f)	See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information regarding certain prior year values.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

				Common Share			Ratios/Supplemental Data
								Ratios to Average Net Assets Applicable to Common Shareholders
Increase resulting from Common Share Offering		Offering Cost Charged to Paid in Capital		Net Asset Value End of Year or Period(a)	Market Price End of Year or Period	Total Investment Return(d)	Net Assets Applicable to Common Shareholders End of Year or Period (000s)	Expenses(e)	Expenses Excluding Waivers(e)	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$	N/A	$	N/A	$9.52	$11.87	38.25%	$111,154	2.49%	2.49%	1.60%	1.60%	10.56%	127%

	N/A		N/A	8.47	9.42	(8.33)	98,539	3.39	3.39	1.54	1.54	9.09	15

	N/A		N/A	10.19	11.32	8.26	118,181	3.35	3.35	1.41	1.41	6.89	8

	N/A		N/A	10.23	11.45	11.48	118,512	3.06	3.06	1.43	1.43	8.55	9

	N/A		N/A	10.15	11.23	33.80	117,402	3.05	3.05	1.54	1.54	9.81	13

$	N/A	$	N/A	$10.44	$11.10	48.12%	$115,748	2.03%	2.03%	1.66%	1.66%	10.35%	503%

	N/A		N/A	7.47	8.19	(26.51)	82,109	2.78	2.78	1.65	1.65	12.56	395

	N/A		N/A	9.89	12.47	(7.41)	107,562	2.64	2.64	1.53	1.53	11.37	381

	N/A		N/A	10.50	14.98	(8.96)	113,204	2.36	2.36	1.48	1.48	9.84	63

	N/A		N/A	11.18	18.40	5.06	119,538	3.20	3.20	1.88	1.88	11.09	25

	$0.13		$0.00	$23.87	$26.65	29.94%	$501,575	2.44%	2.44%	1.86%	1.86%	8.82%	55%

	0.34		(0.00)	21.12	22.56	(7.88)	401,790	2.73	2.73	1.62	1.62	9.85	20

	0.15		(0.00)	24.83	27.11	10.30	410,077	2.92	2.92	1.55	1.55	8.13	18

	N/A		N/A	25.06	27.31	11.13	379,378	2.99	2.99	1.64	1.64	8.58	17

	N/A		N/A	25.17	26.85	30.30	378,706	2.94	2.94	1.72	1.72	9.57	28

$	N/A	$	N/A	$6.55	$7.61	30.90%	$290,989	1.36%	1.36%	0.96%	0.96%	8.97%	774%

	N/A		N/A	5.94	6.37	(27.94)	261,163	2.61	2.61	0.98	0.98	11.28	679

	N/A		N/A	7.12	9.71	9.57	309,287	3.20	3.20	0.97	0.97	8.52	655

	N/A		N/A	7.32	9.68	4.59	314,540	1.85	1.85	0.97	0.97	10.12	5

	N/A		N/A	7.75	10.19	17.12	329,673	1.52	1.52	0.97	0.97	8.94	8

	$0.04		$0.00	$20.53	$22.38	34.66%	$3,122,713	2.91%	2.91%	2.10%	2.10%	10.04%	44%

	0.07		0.00	18.16	18.43	(13.22)	2,630,705	4.18	4.18	2.14	2.14	9.97	26

	N/A		N/A	23.58	23.89	12.21	3,244,970	4.63	4.63	2.11	2.11	8.11	13

	N/A		N/A	23.74	23.57	15.03	3,257,195	4.20	4.20	2.10	2.10	8.30	22

	N/A		N/A	22.91	22.32	32.10	3,144,154	3.80	3.80	2.09	2.09	7.41	32

	$0.21		$0.00	$25.23	$28.81	29.29%	$1,781,435	2.78%	2.78%	2.04%	2.04%	10.36%	38%

	0.25		0.00	22.59	24.72	(14.18)	1,375,107	3.72	3.72	1.99	1.99	11.44	21

	0.10		(0.00)	28.29	32.15	12.03	1,603,368	3.96	3.96	1.89	1.89	9.70	12

	0.18		(0.00)	28.98	31.87	15.54	1,575,523	4.07	4.07	2.01	2.01	10.26	9

	0.08		0.00	28.32	30.18	27.07	1,372,674	4.08	4.08	2.14	2.14	9.58	20

	$0.01	$	N/A	$20.50	$23.18	16.70%	$2,227,301	2.10%*	2.10%*	1.78%*	1.78%*	5.93%*	49%

ANNUAL REPORT	|	JUNE 30, 2021	23

Statements of Assets and Liabilities	June 30, 2021

(Amounts in thousands†, except per share amounts)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Assets:

Investments, at value
Investments in securities*	$201,158	$206,797	$897,556	$749,643
Financial Derivative Instruments
Exchange-traded or centrally cleared	73	260	168	455
Over the counter	0	8,603	3,589	1,698
Cash	656	709	12	2,088
Deposits with counterparty	1,613	3,342	12,991	8,951
Foreign currency, at value	0	851	2,456	1,693
Receivable for investments sold	1,267	5,125	19,515	17,743
Receivable for TBA investments sold	10,544	49,625	19,318	481,049
Receivable for Fund shares sold	0	0	356	0
Interest and/or dividends receivable	1,170	1,342	7,949	4,135
Other assets	12	2	542	2
Total Assets	216,493	276,656	964,452	1,267,457

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$81,726	$55,703	$375,412	$215,015
Payable for short sales	7,523	957	11,741	20,755
Financial Derivative Instruments
Exchange-traded or centrally cleared	56	1,194	361	713
Over the counter	284	553	1,742	160
Payable for investments purchased	7,816	6,317	44,184	31,602
Payable for unfunded loan commitments	2,428	418	10,430	0
Payable for TBA investments purchased	4,409	86,099	9,373	704,221
Deposits from counterparty	10	8,640	4,541	1,295
Distributions payable to common shareholders	934	765	3,981	2,264
Accrued management fees	146	156	758	230
Accrued taxes payable	0	73	292	185
Other liabilities	7	33	62	28
Total Liabilities	105,339	160,908	462,877	976,468

Net Assets Applicable to Common Shareholders	$111,154	$115,748	$501,575	$290,989

Net Assets Applicable to Common Shareholders Consist of:

Par value^	$12	$0	$0	$0
Paid in capital in excess of par	111,760	133,697	489,579	338,661
Distributable earnings (accumulated loss)	(618)	(17,949)	11,996	(47,672)

Net Assets Applicable to Common Shareholders	$111,154	$115,748	$501,575	$290,989

Common Shares Outstanding	11,681	11,090	21,012	44,397

Net Asset Value Per Common Share(a)	$9.52	$10.44	$23.87	$6.55

Cost of investments in securities	$192,802	$210,108	$858,523	$740,603
Cost of foreign currency held	$0	$855	$2,511	$1,768
Proceeds received on short sales	$7,526	$959	$11,749	$20,761
Cost or premiums of financial derivative instruments, net	$693	$(1,159)	$(6,031)	$9,362

* Includes repurchase agreements of:	$0	$0	$20,600	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.001 per share), ($0.00001 per share), ($0.00001 per share), ($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Assets and Liabilities	June 30, 2021

(Amounts in thousands†, except per share amounts)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund	PIMCO Dynamic Income Opportunities Fund

Assets:

Investments, at value
Investments in securities*	$5,480,529	$3,065,177	$4,145,846
Investments in Affiliates	57,350	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,461	376	499
Over the counter	21,714	11,316	13,646
Cash	11,199	2,972	6,127
Deposits with counterparty	91,629	41,070	40,071
Foreign currency, at value	5,166	3,089	7,291
Receivable for investments sold	66,454	92,683	218,082
Receivable for TBA investments sold	0	0	239,258
Receivable for Fund shares sold	1,360	1,866	0
Interest and/or dividends receivable	43,019	24,041	38,992
Other assets	695	999	0
Total Assets	5,780,576	3,243,589	4,709,812

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,392,115	$1,234,233	$1,935,990
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,876	1,150	1,333
Over the counter	5,044	8,078	1,701
Payable for investments purchased	166,165	163,006	231,305
Payable for investments purchased on a delayed-delivery basis	0	4,261	14,860
Payable for unfunded loan commitments	36,485	21,321	13,650
Payable for TBA investments purchased	0	0	239,639
Deposits from counterparty	21,666	10,525	25,873
Distributions payable to common shareholders	26,403	15,509	12,865
Accrued management fees	5,281	2,904	3,865
Accrued taxes payable	1,539	987	1,244
Other liabilities	289	180	186
Total Liabilities	2,657,863	1,462,154	2,482,511

Net Assets Applicable to Common Shareholders	$3,122,713	$1,781,435	$2,227,301

Net Assets Applicable to Common Shareholders Consist of:

Par value^	$2	$1	$1
Paid in capital in excess of par	3,537,127	1,785,256	2,173,039
Distributable earnings (accumulated loss)	(414,416)	(3,822)	54,261

Net Assets Applicable to Common Shareholders	$3,122,713	$1,781,435	2,227,301

Common Shares Outstanding	152,135	70,598	108,652

Net Asset Value Per Common Share(a)	$20.53	$25.23	$20.50

Cost of investments in securities	$5,286,597	$2,948,656	$4,100,673
Cost of investments in Affiliates	$59,074	$0	$0
Cost of foreign currency held	$5,311	$3,162	$7,352
Cost or premiums of financial derivative instruments, net	$(14,222)	$(18,993)	$34,566

* Includes repurchase agreements of:	$190,400	$38,200	$77,300

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	|	JUNE 30, 2021	25

Statements of Operations

Year Ended June 30, 2021
(Amounts in thousands†)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Investment Income:

Interest, net of foreign taxes*	$13,697	$12,339	$51,079	$28,705
Dividends, net of foreign taxes**	313	200	1,055	590
Total Income	14,010	12,539	52,134	29,295

Expenses:

Management fees	1,709	1,654	8,533	2,704
Trustee fees and related expenses	13	34	73	35
Interest expense	951	370	2,670	1,133
Miscellaneous expense	3	2	2	7
Total Expenses	2,676	2,060	11,278	3,879

Net Investment Income (Loss)	11,334	10,479	40,856	25,416

Net Realized Gain (Loss):

Investments in securities	(4,333)	(4,134)	(24,908)	(13,471)
Exchange-traded or centrally cleared financial derivative instruments	1,044	7,334	3,497	3
Over the counter financial derivative instruments	311	6,164	(3,818)	(4,511)
Short sales	0	0	10	0
Foreign currency	0	(71)	(199)	68

Net Realized Gain (Loss)	(2,978)	9,293	(25,418)	(17,911)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	15,875	14,220	82,691	42,031
Exchange-traded or centrally cleared financial derivative instruments	(933)	(8)	(4,247)	2,740
Over the counter financial derivative instruments	(46)	7,901	3,184	2,027
Foreign currency assets and liabilities	0	(14)	599	(457)

Net Change in Unrealized Appreciation (Depreciation)	14,896	22,099	82,227	46,341

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,252	$41,871	$97,665	$53,846

* Foreign tax withholdings	$0	$4	$16	$11

** Foreign tax withholdings - Dividends	$3	$10	$40	$5

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Operations

Year Ended June 30, 2021
(Amounts in thousands†)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund	PIMCO Dynamic Income Opportunities Fund(a)

Investment Income:

Interest, net of foreign taxes*	$369,688	$208,757	$66,736
Dividends, net of foreign taxes**	7,779	3,585	3,937
Total Income	377,467	212,342	70,673

Expenses:

Management fees	60,933	32,859	15,576
Trustee fees and related expenses	367	224	88
Interest expense	23,652	11,891	2,774
Miscellaneous expense	9	4	0
Total Expenses	84,961	44,978	18,438

Net Investment Income (Loss)	292,506	167,364	52,235

Net Realized Gain (Loss):

Investments in securities	(210,870)	(68,514)	2,813
Exchange-traded or centrally cleared financial derivative instruments	12,998	(12,094)	6,020
Over the counter financial derivative instruments	(40,562)	(12,168)	(5,372)
Foreign currency	5,484	(353)	3,220

Net Realized Gain (Loss)	(232,950)	(93,129)	6,681

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	576,621	226,726	43,902
Investments in Affiliates	5,615	0	0
Exchange-traded or centrally cleared financial derivative instruments	(14,904)	19,941	(10,659)
Over the counter financial derivative instruments	23,513	11,514	12,163
Foreign currency assets and liabilities	452	961	1,314

Net Change in Unrealized Appreciation (Depreciation)	591,297	259,142	46,720

Net Increase (Decrease) in Net Assets Resulting from Operations	$650,853	$333,377	$105,636

* Foreign tax withholdings - Interest	$222	$52	$66

** Foreign tax withholdings - Dividends	$95	$47	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was January 29, 2021.

ANNUAL REPORT	|	JUNE 30, 2021	27

Statements of Changes in Net Assets

	PCM Fund, Inc.		PIMCO Global StocksPLUS® & Income Fund

(Amounts in thousands†)	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$11,334	$9,973	$10,479	$12,049
Net realized gain (loss)	(2,978)	(4,310)	9,293	(10,100)
Net change in unrealized appreciation (depreciation)	14,896	(14,462)	22,099	(16,465)

Net Increase (Decrease) in Net Assets Resulting from Operations	23,252	(8,799)	41,871	(14,516)

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(11,184)	(11,065)	(9,146)	(9,331)
Tax basis return of capital	0	(84)	0	(2,722)

Total Distributions to Common Shareholders(a)	(11,184)	(11,149)	(9,146)	(12,053)

Common Share Transactions*:

Net proceeds from at-the-market offering	0	0	0	0
At-the-market offering costs	0	0	0	0
Issued as reinvestment of distributions	547	306	914	1,116

Net increase (decrease) resulting from common share transactions	547	306	914	1,116

Total increase (decrease) in net assets applicable to common shareholders	12,615	(19,642)	33,639	(25,453)

Net Assets Applicable to Common Shareholders:

Beginning of year	98,539	118,181	82,109	107,562
End of year	$111,154	$98,539	$115,748	$82,109

* Common Share Transactions:

Shares sold	0	0	0	0
Shares issued as reinvestment of distributions	53	30	100	111
Net increase (decrease) in common shares outstanding	53	30	100	111

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Income Opportunity Fund		PIMCO Strategic Income Fund, Inc.

Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020

$40,856	$40,371	$25,416	$32,149
(25,418)	(15,082)	(17,911)	(9,892)
82,227	(55,516)	46,341	(42,652)

97,665	(30,227)	53,846	(20,395)

(39,349)	(43,598)	(18,313)	(21,580)
(6,691)	0	(8,736)	(10,058)

(46,040)	(43,598)	(27,049)	(31,638)

43,470	62,012	0	0
4	(49)	0	0
4,686	3,575	3,029	3,909

48,160	65,538	3,029	3,909

99,785	(8,287)	29,826	(48,124)

401,790	410,077	261,163	309,287
$501,575	$401,790	$290,989	$261,163

1,787	2,364	0	0
199	147	461	492
1,986	2,511	461	492

ANNUAL REPORT	|	JUNE 30, 2021	29

Consolidated Statements of Changes in Net Assets

	PIMCO Dynamic Credit and Mortgage Income Fund		PIMCO Dynamic Income Fund		PIMCO Dynamic Income Opportunities Fund

(Amounts in thousands†)	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Inception date through June 30, 2021(a)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$292,506	$296,119	$167,364	$169,444	$52,235
Net realized gain (loss)	(232,950)	(261,736)	(93,129)	(72,416)	6,681
Net change in unrealized appreciation (depreciation)	591,297	(455,430)	259,142	(268,115)	46,720

Net Increase (Decrease) in Net Assets Resulting from Operations	650,853	(421,047)	333,377	(171,087)	105,636

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(270,819)	(334,731)	(167,415)	(177,934)	(51,375)
Tax basis return of capital	(38,759)	(20,510)	(8,919)	0	0

Total Distributions to Common Shareholders(b)	(309,578)	(355,241)	(176,334)	(177,934)	(51,375)

Common Share Transactions*:

Net proceeds from at-the-market offering	117,951	128,637	120,200	98,000	0
Net proceeds from equity offering	0	0	106,476	0	2,166,064
At-the-market offering costs	152	64	240	59	0
Issued as reinvestment of distributions	32,630	33,322	22,369	22,701	6,976

Net increase (decrease) resulting from common share transactions	150,733	162,023	249,285	120,760	2,173,040

Total increase (decrease) in net assets applicable to common shareholders	492,008	(614,265)	406,328	(228,261)	2,227,301

Net Assets Applicable to Common Shareholders:

Beginning of year	2,630,705	3,244,970	1,375,107	1,603,368	0
End of year	$3,122,713	$2,630,705	$1,781,435	$1,375,107	$2,227,301

* Common Share Transactions:

Shares sold	5,616	5,769	8,848	3,383	108,303
Shares issued as reinvestment of distributions	1,644	1,487	890	801	349
Net increase (decrease) in common shares outstanding	7,260	7,256	9,738	4,184	108,652

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was January 29, 2021.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Cash Flows

Year Ended June 30, 2021
(Amounts in thousands†)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$23,252	$41,871	$97,665	$53,846

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(257,960)	(879,319)	(637,918)	(6,198,739)

Proceeds from sales of long-term securities	261,668	842,160	504,933	6,281,587

(Purchases) Proceeds from sales of short-term portfolio investments, net	(10,031)	(3,369)	(7,979)	3,993

(Increase) decrease in deposits with counterparty	(99)	(33)	(4,990)	(2,680)

(Increase) decrease in receivable for investments sold	2,353	(6,205)	4,792	30,513

(Increase) decrease in interest and/or dividends receivable	40	(227)	(1,375)	(623)

Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	117	8,371	(675)	3,066

Proceeds from (Payments on) over the counter financial derivative instruments	113	6,053	(4,355)	(4,492)

(Increase) decrease in other assets	(1)	0	(258)	0

Increase (decrease) in payable for investments purchased	(5,325)	12,312	19,080	(182,487)

Increase (decrease) in payable for unfunded loan commitments	2,223	(814)	9,565	(513)

Increase (decrease) in deposits from counterparty	(790)	6,660	(4,495)	82

Increase (decrease) in accrued management fees	17	55	188	26

Proceeds from (Payments on) short sales transactions, net	5,120	(90)	11,234	20,236

Proceeds from (Payments on) foreign currency transactions	0	(108)	(624)	(366)

Increase (decrease) in other liabilities	0	26	35	9
Net Realized (Gain) Loss
Investments in securities	4,333	4,134	24,908	13,471
Exchange-traded or centrally cleared financial derivative instruments	(1,044)	(7,334)	(3,497)	(3)
Over the counter financial derivative instruments	(311)	(6,164)	3,818	4,511
Short sales	0	0	(10)	0
Foreign currency	0	71	199	(68)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(15,875)	(14,220)	(82,691)	(42,031)
Exchange-traded or centrally cleared financial derivative instruments	933	8	4,247	(2,740)
Over the counter financial derivative instruments	46	(7,901)	(3,184)	(2,027)
Foreign currency assets and liabilities	0	14	(599)	457
Net amortization (accretion) on investments	(202)	(246)	(4,988)	9,928

Net Cash Provided by (Used for) Operating Activities	8,577	(4,295)	(76,974)	(15,044)

Cash Flows Received from (Used for) Financing Activities:

Net proceeds from at-the-market offering	0	0	43,114	0
Net at-the-market offering cost	0	0	4	0
Cash distributions paid to common shareholders*	(10,633)	(8,225)	(40,968)	(23,997)
Proceeds from reverse repurchase agreements	382,946	278,561	1,815,567	1,222,478
Payments on reverse repurchase agreements	(380,258)	(265,730)	(1,739,650)	(1,184,889)
Proceeds from sale-buyback transactions	0	0	0	29,991
Payments on sale-buyback transactions	0	0	0	(29,991)

Net Cash Received from (Used for) Financing Activities	(7,945)	4,606	78,067	13,592

Net Increase (Decrease) in Cash and Foreign Currency	632	311	1,093	(1,452)

Cash and Foreign Currency:

Beginning of year	24	1,249	1,375	5,233
End of year	$656	$1,560	$2,468	$3,781

* Reinvestment of distributions	$547	$914	$4,686	$3,029

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$1,054	$382	$2,832	$1,179
Non Cash Payment in Kind	$181	$321	$707	$382

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	|	JUNE 30, 2021	31

Consolidated Statements of Cash Flows

Year or period Ended June 30, 2021
(Amounts in thousands†)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund	PIMCO Dynamic Income Opportunities Fund(a)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$650,853	$333,377	$105,636

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(2,931,044)	(1,782,164)	(5,271,915)

Proceeds from sales of long-term securities	2,615,411	1,283,040	1,344,183

(Purchases) Proceeds from sales of short-term portfolio investments, net	53,788	(27,032)	(171,383)

(Increase) decrease in deposits with counterparty	(46,857)	(19,496)	(40,071)

(Increase) decrease in receivable for investments sold	113,568	942	(457,340)

(Increase) decrease in interest and/or dividends receivable	(7,598)	(5,664)	(38,992)

Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(1,028)	8,835	(3,805)

Proceeds from (Payments on) over the counter financial derivative instruments	(40,004)	(12,844)	(5,154)

(Increase) decrease in other assets	(282)	(470)	0

Increase (decrease) in payable for investments purchased	(88,888)	119,356	485,804

Increase (decrease) in payable for unfunded loan commitments	27,716	18,422	13,650

Increase (decrease) in deposits from counterparty	(29,806)	(20,713)	25,873

Increase (decrease) in accrued management fees	886	704	3,865

Proceeds from (Payments on) short sales transactions, net	(8,071)	0	0

Proceeds from (Payments on) foreign currency transactions	1,094	(1,253)	3,543

Increase (decrease) in other liabilities	92	78	159
Net Realized (Gain) Loss
Investments in securities	210,870	68,514	(2,813)
Exchange-traded or centrally cleared financial derivative instruments	(12,998)	12,094	(6,020)
Over the counter financial derivative instruments	40,562	12,168	5,372
Foreign currency	(5,484)	353	(3,220)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(576,621)	(226,726)	(43,902)
Investments in Affiliates	(5,615)	0	0
Exchange-traded or centrally cleared financial derivative instruments	14,904	(19,941)	10,659
Over the counter financial derivative instruments	(23,513)	(11,514)	(12,163)
Foreign currency assets and liabilities	(452)	(961)	(1,314)
Net amortization (accretion) on investments	(49,512)	(27,693)	1,255

Net Cash Provided by (Used for) Operating Activities	(98,029)	(298,588)	(4,058,093)

Cash Flows Received from (Used for) Financing Activities:

Net proceeds from at-the-market offering	116,591	118,334	0
Net proceeds from equity offering	0	106,476	2,166,064
Net at-the-market offering cost	152	240	0
Cash distributions paid to common shareholders*	(275,719)	(151,860)	(31,534)
Proceeds from reverse repurchase agreements	11,015,466	6,031,595	3,533,207
Payments on reverse repurchase agreements	(10,753,377)	(5,835,280)	(1,596,226)

Net Cash Received from (Used for) Financing Activities	103,113	269,505	4,071,511

Net Increase (Decrease) in Cash and Foreign Currency	5,084	(29,083)	13,418

Cash and Foreign Currency:

Beginning of year or period	11,281	35,144	0
End of year or period	$16,365	$6,061	$13,418

* Reinvestment of distributions	$32,630	$22,369	$6,976

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year or period	$25,893	$12,999	$1,083
Non Cash Payment in Kind	$9,042	$1,685	$39

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year or period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

(a)	Inception date of the Fund was January 29, 2021.

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO PCM Fund, Inc.	June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 181.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 22.5%

Caesars Resort Collection LLC
2.854% (LIBOR03M + 2.750%) due 12/23/2024 ~	$932	$925
4.604% (LIBOR03M + 4.500%) due 07/21/2025 ~	149	150

Cengage Learning, Inc.
TBD% due 06/29/2026	1,127	1,129

CityCenter Holdings LLC
3.000% - 3.250% (LIBOR03M + 2.250%) due 04/18/2024 ~	399	396

Clear Channel Outdoor Holdings, Inc.
3.686% (LIBOR03M + 3.500%) due 08/21/2026 ~	1,466	1,433

Cornerstone Building Brands, Inc.
3.750% (LIBOR03M + 3.250%) due 04/12/2028 ~	108	108

Dei Sales, Inc.
6.250% (LIBOR03M + 5.500%) due 04/23/2028 «~	1,100	1,089

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~	653	653

Emerald TopCo, Inc.
3.604% - 3.686% (LIBOR03M + 3.500%) due 07/24/2026 ~	6	6

Encina Private Credit LLC
TBD% - 4.096% (LIBOR03M + 3.096%) due 11/30/2025 «~µ	3,000	3,000

Envision Healthcare Corp.
3.854% (LIBOR03M + 3.750%) due 10/10/2025 ~	3,852	3,308

Forbes Energy Services LLC
TBD% due 07/13/2021 «	630	49

Frontier Communications Corp.
4.500% (LIBOR03M + 3.750%) due 05/01/2028 ~	1,000	1,002

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~	166	165

Lealand Finance Company B.V.
3.096% (LIBOR03M + 3.000%) due 06/30/2024 «~	27	18

Lealand Finance Company B.V. (1.093% Cash and 3.000% PIK)
4.093% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)	190	87

MH Sub LLC
3.604% (LIBOR03M + 3.500%) due 09/13/2024 ~	19	19

Nascar Holdings, Inc.
2.854% (LIBOR03M + 2.750%) due 10/19/2026 ~	11	11

Padagis LLC
TBD% due 06/30/2028	1,124	1,113

Parexel International Corp.
2.845% (LIBOR03M + 2.750%) due 09/27/2024 ~	97	97

Petco Health & Wellness Co.
4.000% due 03/03/2028	1,117	1,117

PUG LLC
3.604% (LIBOR03M + 3.500%) due 02/12/2027 ~	6	6

Redstone Buyer LLC
TBD% due 04/27/2028 µ	422	422
5.500%% (LIBOR03M + 4.750%) due 04/27/2028 ~	1,078	1,079

Sequa Mezzanine Holdings LLC
11.750% (LIBOR03M + 10.750%) due 04/28/2024 ~	834	825

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~	24	24

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~	$2,237	$2,220

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~	679	683
5.604% (LIBOR03M + 5.000%) due 06/26/2026 ~	1,100	1,106

Univision Communications, Inc.
2.854% (LIBOR03M + 2.750%) due 03/15/2024 ~	2,298	2,298

Westmoreland Coal Company (15.000% PIK)
15.000% due 03/15/2029 «~(d)	754	162

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~	91	88

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~	169	170

Total Loan Participations and Assignments (Cost $25,971)		24,958

CORPORATE BONDS & NOTES 39.5%

BANKING & FINANCE 8.3%

CBL & Associates LP
5.950% due 12/15/2026 ^(e)(l)	307	174

Ford Motor Credit Co. LLC
3.340% (US0003M + 3.140%) due 01/07/2022 ~(l)	280	283
5.125% due 06/16/2025 (l)	500	551

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (l)	76	79

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029	200	204
4.625% due 06/15/2025 (l)	200	214
5.625% due 05/01/2024 (l)	100	108
5.750% due 02/01/2027 (l)	900	1,003

Midcap Financial Issuer Trust
6.500% due 05/01/2028 (l)	800	838

Navient Corp.
5.625% due 01/25/2025	51	49
6.125% due 03/25/2024 (l)	102	110
7.250% due 09/25/2023	24	27

Newmark Group, Inc.
6.125% due 11/15/2023	20	22

OneMain Finance Corp.
6.125% due 03/15/2024	24	26

Piper Jaffray Cos.
4.740% due 10/15/2021	200	201
5.200% due 10/15/2023	900	902

Starwood Property Trust, Inc.
3.625% due 07/15/2026 (c)	1,100	1,110

Uniti Group LP
7.125% due 12/15/2024	107	111
7.875% due 02/15/2025 (l)	2,420	2,598

Voyager Aviation Holdings LLC
8.500% due 05/09/2026	665	609

		9,219

INDUSTRIALS 28.3%

American Airlines, Inc.
5.750% due 04/20/2029 (l)	1,200	1,299

Associated Materials LLC
9.000% due 09/01/2025 (l)	770	818

Boeing Co.
5.705% due 05/01/2040 (l)	193	249
5.805% due 05/01/2050 (l)	129	174
5.930% due 05/01/2060 (l)	310	429

Broadcom, Inc.
3.419% due 04/15/2033	100	105
3.469% due 04/15/2034 (l)	100	106

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Caesars Entertainment, Inc.
6.250% due 07/01/2025	$200	$212

Caesars Resort Collection LLC
5.750% due 07/01/2025 (l)	400	422

CCO Holdings LLC
4.500% due 08/15/2030	26	27
4.500% due 06/01/2033 (l)	1,115	1,142
4.750% due 03/01/2030 (l)	36	38

Charter Communications Operating LLC
3.850% due 04/01/2061 (l)	200	197
4.400% due 12/01/2061	200	215
4.800% due 03/01/2050 (l)	41	47

Community Health Systems, Inc.
6.625% due 02/15/2025 (l)	221	234
8.000% due 03/15/2026	78	84

Corning, Inc.
5.450% due 11/15/2079	14	20

Coty, Inc.
5.000% due 04/15/2026 (l)	1,000	1,017

CSC Holdings LLC
4.500% due 11/15/2031	1,100	1,108

CVS Pass-Through Trust
5.880% due 01/10/2028 (l)	884	1,016

DAE Funding LLC
4.500% due 08/01/2022	10	10
5.000% due 08/01/2024	22	23
5.250% due 11/15/2021 (l)	102	103

Delta Air Lines, Inc.
7.375% due 01/15/2026 (l)	920	1,080

Diamond Resorts International, Inc.
7.750% due 09/01/2023	20	21
10.750% due 09/01/2024 (l)	246	256

Envision Healthcare Corp.
8.750% due 10/15/2026 (l)	382	268

EQM Midstream Partners LP
4.500% due 01/15/2029 (l)	1,100	1,120

Exela Intermediate LLC
10.000% due 07/15/2023	23	15

Fresh Market, Inc.
9.750% due 05/01/2023 (l)	350	360

Full House Resorts, Inc.
8.250% due 02/15/2028 (l)	110	120

General Electric Co.
6.875% due 01/10/2039	2	3

Helios Software Holdings, Inc.
4.625% due 05/01/2028 (l)	1,118	1,098

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032 (l)	200	198
4.000% due 05/01/2031 (l)	700	707
4.875% due 01/15/2030 (l)	100	107

iHeartCommunications, Inc.
6.375% due 05/01/2026 (l)	233	248

Innophos Holdings, Inc.
9.375% due 02/15/2028	23	25

NCL Corp. Ltd.
10.250% due 02/01/2026 (l)	988	1,151

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (d)	9	10

Oasis Petroleum, Inc.
6.375% due 06/01/2026	300	313

Occidental Petroleum Corp.
1.606% (US0003M + 1.450%) due 08/15/2022 ~(l)	1,000	995

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025	4	4

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (l)	1,000	1,084

Renewable Energy Group, Inc.
5.875% due 06/01/2028	1,300	1,367

Sirius XM Radio, Inc.
4.000% due 07/15/2028	1,300	1,341

Spirit AeroSystems, Inc.
3.950% due 06/15/2023 (l)	520	524

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	33

Schedule of Investments	PIMCO PCM Fund, Inc.	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tenet Healthcare Corp.
6.750% due 06/15/2023 (l)	$300	$328

Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)	308	336
5.750% due 09/30/2039 (l)	2,078	2,415

TransDigm, Inc.
5.500% due 11/15/2027	8	8

Transocean Pontus Ltd.
6.125% due 08/01/2025	20	21

Transocean, Inc.
7.250% due 11/01/2025	51	44

TripAdvisor, Inc.
7.000% due 07/15/2025 (l)	1,000	1,078

Triumph Group, Inc.
6.250% due 09/15/2024	11	11

U.S. Renal Care, Inc.
10.625% due 07/15/2027	12	13

UAL Pass-Through Trust
6.636% due 01/02/2024 (l)	322	334

United Airlines, Inc.
4.625% due 04/15/2029 (l)	800	829

Univision Communications, Inc.
5.125% due 02/15/2025 (l)	438	448

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029 (l)	1,100	1,114

Windstream Escrow LLC
7.750% due 08/15/2028 (l)	1,309	1,350

Wolverine Escrow LLC
8.500% due 11/15/2024 (l)	300	292
9.000% due 11/15/2026 (l)	300	294

ZoomInfo Technologies LLC
3.875% due 02/01/2029 (l)	1,100	1,095

		31,520

UTILITIES 2.9%

Edison International
5.750% due 06/15/2027	11	13

Genesis Energy LP
8.000% due 01/15/2027 (l)	843	887

Leeward Renewable Energy Operations LLC
4.250% due 07/01/2029 (c)	300	305

Lumen Technologies, Inc.
4.000% due 02/15/2027	14	14

Pacific Gas & Electric Co.
3.750% due 08/15/2042	2	2
4.000% due 12/01/2046	2	2
4.300% due 03/15/2045	24	23
4.500% due 07/01/2040	53	53
4.500% due 12/15/2041	26	25
4.550% due 07/01/2030 (l)	712	762
4.600% due 06/15/2043	9	9
4.750% due 02/15/2044 (l)	157	159
4.950% due 07/01/2050 (l)	826	850

Southern California Edison Co.
4.875% due 03/01/2049	40	48
6.650% due 04/01/2029	13	16

Transocean Poseidon Ltd.
6.875% due 02/01/2027	20	20

		3,188

Total Corporate Bonds & Notes (Cost $42,138)		43,927

CONVERTIBLE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%

Multiplan Corp.
6.000% due 10/15/2027	700	723

Total Convertible Bonds & Notes (Cost $684)		723

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.2%

PUERTO RICO 1.2%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(e)	$1,600	$1,328

Total Municipal Bonds & Notes (Cost $1,308)		1,328

U.S. GOVERNMENT AGENCIES 5.8%

Fannie Mae
3.742% due 02/25/2040 •	50	52
4.000% due 06/25/2050 (a)	1,102	138
4.000% due 06/25/2050 (a)(l)	3,658	616
5.842% due 07/25/2029 •	230	255

Freddie Mac
0.000% due 02/25/2046 (b)(h)	433	389
0.100% due 02/25/2046 (a)	433	0
0.700% due 11/25/2055 ~(a)(l)	6,182	416
2.079% due 11/25/2045 ~(a)(l)	1,027	117
3.500% due 02/25/2041 (a)(l)	2,625	337
4.000% due 07/25/2050 (a)(l)	8,464	1,455
5.000% due 03/15/2040 (a)	1,288	86
5.242% due 10/25/2029 •	250	271
6.059% due 05/25/2050 •(a)(l)	2,431	431
7.642% due 12/25/2027 •	445	485

Uniform Mortgage-Backed Security, TBA
2.000% due 08/01/2036	200	206
2.500% due 08/01/2051	1,150	1,187

Total U.S. Government Agencies (Cost $6,697)		6,441

NON-AGENCY MORTGAGE-BACKED SECURITIES 33.9%

Adjustable Rate Mortgage Trust
2.962% due 01/25/2036 ^~	64	61

Banc of America Alternative Loan Trust
5.833% due 04/25/2037 ^~	109	109

Banc of America Funding Trust
2.118% due 12/20/2034 ~	247	168
2.619% due 03/20/2036 ~	58	53
5.806% due 03/25/2037 ^~	55	61
7.000% due 10/25/2037 ^	403	333

Banc of America Mortgage Trust
2.704% due 06/20/2031 ~	250	257
2.960% due 06/25/2035 ~	41	40

Bancorp Commercial Mortgage Trust
3.823% due 08/15/2032 •(l)	2,300	2,002

BCAP LLC Trust
0.499% due 07/26/2036 ~	87	80

Bear Stearns ALT-A Trust
0.432% due 04/25/2037 •	497	482
2.125% due 09/25/2034 ~	80	82
2.992% due 01/25/2047 ~	26	18
3.069% due 05/25/2036 ~	34	29
3.089% due 11/25/2036 ^~	577	388
3.245% due 05/25/2036 ^~	173	167
3.389% due 08/25/2036 ^~	213	141
3.952% due 07/25/2035 ^~	113	95

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~	725	728

CBA Commercial Small Balance Commercial Mortgage
6.040% due 01/25/2039 ^þ	172	134

CD Mortgage Trust
5.688% due 10/15/2048	514	74

Chase Mortgage Finance Trust
6.000% due 03/25/2037 ^	185	131

Citigroup Commercial Mortgage Trust
5.699% due 12/10/2049 ~	429	235

Citigroup Mortgage Loan Trust
2.736% due 11/25/2036 ^~	30	29
2.903% due 11/25/2035 ~(l)	1,344	921
6.250% due 11/25/2037 ~	711	469

Citigroup Mortgage Loan Trust, Inc.
2.772% due 10/25/2035 ~	324	237

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.212% due 09/25/2035 ^~	96	87

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CitiMortgage Alternative Loan Trust
5.500% due 04/25/2022 ^	$2	$2

Commercial Mortgage Lease-Backed Certificates
6.250% due 06/20/2031 ~	1,700	1,752

Commercial Mortgage Loan Trust
6.173% due 12/10/2049 ~	585	252

Countrywide Alternative Loan Trust
0.642% due 10/25/2037 •	3,775	759
0.652% due 02/25/2037 •	161	142
0.672% due 02/25/2036 ^•	483	474
1.116% due 12/25/2035 •	799	735
5.500% due 03/25/2035	428	276
6.000% due 11/25/2035 ^	167	52
6.000% due 04/25/2036 ^(l)	2,499	1,738

Countrywide Home Loan Mortgage Pass-Through Trust
0.732% due 03/25/2035 •	92	84
1.962% due 03/25/2046 ^•(l)	523	336
2.195% due 02/20/2036 ^•	5	4
3.014% due 09/20/2036 ^~	83	80
3.041% due 09/25/2047 ^~	261	251
6.000% due 05/25/2037 ^	213	146

Credit Suisse Commercial Mortgage Trust
5.457% due 02/15/2040 ~	1,497	216
5.869% due 09/15/2040 ~	2	4

Credit Suisse First Boston Mortgage Securities Corp.
7.000% due 02/25/2033	43	44

Credit Suisse Mortgage Capital Certificates
0.592% due 11/30/2037 ~(l)	2,900	2,749

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036	1,018	789
6.396% due 04/25/2036 þ	183	128
6.500% due 05/25/2036 ^	151	79

Extended Stay America Trust
2.925% due 07/15/2038 •(c)(l)	1,113	1,124
3.775% due 07/15/2038 •(c)	900	909

First Horizon Alternative Mortgage Securities Trust
2.308% due 08/25/2035 ^~	11	2

GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~	900	881

GS Mortgage Securities Trust
0.891% due 08/10/2043 ~(a)	3,589	43
2.163% due 05/10/2045 ~(a)	1,561	10
5.622% due 11/10/2039	512	173

GSR Mortgage Loan Trust
2.863% due 03/25/2047 ^~(l)	740	593

HarborView Mortgage Loan Trust
0.593% due 01/19/2036 •	504	370

IndyMac Mortgage Loan Trust
0.892% due 11/25/2034 •	70	69
2.834% due 05/25/2036 ~	113	82
3.375% due 06/25/2037 ~	142	125

JP Morgan Alternative Loan Trust
6.500% due 03/25/2036 ^(l)	882	712

JP Morgan Chase Commercial Mortgage Securities Corp.
2.183% due 03/12/2039 ~(a)	141	0

JP Morgan Chase Commercial Mortgage Securities Trust
0.508% due 02/15/2046 ~(a)	55,760	603
1.323% due 12/15/2036 •	1,000	987
6.042% due 01/12/2038 ~	1,276	1,297
6.374% due 02/12/2051 ~	553	501

JP Morgan Mortgage Trust
2.727% due 07/25/2035 ~	22	22

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^	159	53
5.562% due 02/15/2040 ^~	111	55

Lehman Mortgage Trust
5.000% due 08/25/2021 ^	26	26
5.947% due 04/25/2036 ^~	120	102
6.000% due 05/25/2037 ^	163	164

MASTR Adjustable Rate Mortgages Trust
2.730% due 11/25/2035 ^~	290	219

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^•	203	173

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
0.512% due 07/25/2030 •	$36	$35
0.752% due 11/25/2029 •	64	63
2.653% due 11/25/2035 •	63	63

Morgan Stanley Capital Trust
0.496% due 11/12/2049 ~(a)	5,315	0
5.399% due 12/15/2043	77	53

Morgan Stanley Mortgage Loan Trust
2.598% due 01/25/2035 ^~	202	178
6.000% due 08/25/2037 ^	161	102

Morgan Stanley Resecuritization Trust
3.192% due 03/26/2037 ~	3,019	3,016

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060	140	137

Motel 6 Trust
7.000% due 08/15/2024 •	539	527

Nomura Asset Acceptance Corp. Alternative Loan Trust
1.162% due 02/25/2035 •	372	380

Regal Trust
1.908% due 09/29/2031 •	13	13

Residential Accredit Loans, Inc. Trust
4.300% due 01/25/2036 ^~(l)	223	197
6.000% due 08/25/2035 ^	180	177
6.000% due 06/25/2036 ^	94	90
6.500% due 09/25/2037 ^	167	163

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^	190	105

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	142	141

Structured Adjustable Rate Mortgage Loan Trust
2.985% due 01/25/2036 ^~	227	164
3.055% due 04/25/2036 ^~	201	154
3.531% due 09/25/2036 ^~	69	65

Structured Asset Mortgage Investments Trust
0.512% due 08/25/2036 ^•(l)	564	567

TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^	118	72

Wachovia Bank Commercial Mortgage Trust
1.145% due 10/15/2041 ~(a)	35	0
5.720% due 10/15/2048 ~(l)	1,414	1,404

WaMu Mortgage Pass-Through Certificates Trust
1.072% due 06/25/2044 •(l)	264	262
1.843% due 11/25/2046 •	535	526
3.050% due 12/25/2036 ^~(l)	206	207

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2036 ^(l)	850	784

Total Non-Agency Mortgage-Backed Securities (Cost $37,260)		37,643

ASSET-BACKED SECURITIES 53.6%

Asset-Backed Securities Corp. Home Equity Loan Trust
1.187% due 02/25/2035 •(l)	2,372	2,392
1.817% due 12/25/2034 •(l)	1,260	1,263
3.343% due 06/21/2029 •	66	67

Bayview Financial Acquisition Trust
0.515% due 12/28/2036 •	12	12

Bear Stearns Asset-Backed Securities Trust
0.662% due 04/25/2036 •(l)	1,973	2,678
2.993% due 07/25/2036 ~	183	184
5.500% due 12/25/2035	32	27

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~	1,185	298

Centex Home Equity Loan Trust
0.842% due 01/25/2035 •(l)	1,643	1,612

Citigroup Mortgage Loan Trust
0.252% due 12/25/2036 •(l)	1,302	879
0.312% due 12/25/2036 •(l)	736	391
0.542% due 11/25/2045 •(l)	1,330	1,327
0.792% due 11/25/2046 •(l)	1,900	1,767

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	335	140
9.163% due 03/01/2033 ~	726	682

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
0.242% due 04/25/2047 ^•(l)	$381	$377
0.292% due 06/25/2037 ^•(l)	623	635
0.352% due 12/25/2036 ^•(l)	895	866
0.572% due 05/25/2036 •(l)	7,994	7,012
1.742% due 06/25/2035 •(l)	4,000	4,029

Countrywide Asset-Backed Certificates Trust
0.362% due 09/25/2046 •(l)	4,012	3,519
1.967% due 10/25/2035 •(l)	2,104	1,915

EMC Mortgage Loan Trust
1.142% due 05/25/2040 •	214	224
1.392% due 02/25/2041 •	208	205

Flagship Credit Auto Trust
0.000% due 06/15/2026 «(h)	2	268

Fremont Home Loan Trust
0.452% due 04/25/2036 •(l)	157	157

GE Capital Mortgage Services, Inc. Trust
6.705% due 04/25/2029 ~	43	39

GSAMP Trust
1.892% due 06/25/2035 •(l)	2,200	2,223
2.717% due 12/25/2034 •(l)	2,151	1,773

Home Equity Mortgage Loan Asset-Backed Trust
0.332% due 04/25/2037 •(l)	3,918	3,004

HSI Asset Securitization Corp. Trust
0.202% due 04/25/2037 •(l)	3,221	2,058

Marlette Funding Trust
0.000% due 07/16/2029 «(h)	5	569
0.000% due 03/15/2030 «(h)	8	1,720

MASTR Asset-Backed Securities Trust
0.312% due 08/25/2036 •(l)	2,851	1,492

Morgan Stanley ABS Capital, Inc. Trust
0.872% due 12/25/2034 •	122	116

Morgan Stanley Home Equity Loan Trust
1.157% due 05/25/2035 •	1,913	1,567

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	3,500	1,070

People’s Financial Realty Mortgage Securities Trust
0.222% due 09/25/2036 •	1,449	433

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^þ(l)	3,621	2,047

Securitized Asset-Backed Receivables LLC Trust
0.737% due 01/25/2035 •	540	530
0.767% due 10/25/2035 •(l)	5,500	5,457

SoFi Professional Loan Program LLC
0.000% due 01/25/2039 «(h)	1,000	137
0.000% due 05/25/2040 «(h)	1,000	154
0.000% due 09/25/2040 «(h)	339	82

Structured Asset Investment Loan Trust
1.817% due 10/25/2034 •(l)	1,986	2,004
4.592% due 10/25/2033 •	68	72

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	155	146

UPS Capital Business Credit
7.664% due 04/15/2026 ^«•(e)	1,856	0

Total Asset-Backed Securities (Cost $56,890)		59,619

	SHARES
COMMON STOCKS 4.9%

COMMUNICATION SERVICES 1.3%

Clear Channel Outdoor Holdings, Inc. (f)	108,013	285

iHeartMedia, Inc. ‘A’ (f)	25,745	693

iHeartMedia, Inc. ‘B’ «(f)	20,009	485

		1,463

ENERGY 0.1%

Noble Corp. (f)(k)	2,288	57

FINANCIALS 1.9%

Associated Materials Group, Inc. «(f)(k)	294,140	2,083

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 1.3%

McDermott International Ltd. (f)	7,216	$3

Neiman Marcus Group Ltd. LLC «(f)(k)	13,191	1,458

Noble Corp. (f)	275	7

Voyager Aviation Holdings (f)	307	0

Westmoreland Mining Holdings LLC «(f)(k)	9,231	0

		1,468

UTILITIES 0.3%

TexGen Power LLC «	9,914	411

Total Common Stocks (Cost $4,764)		5,482

WARRANTS 1.0%

INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «	118,000	80

INFORMATION TECHNOLOGY 0.9%

Windstream Holdings LLC - Exp. 09/21/2055 «	43,518	971

Total Warrants (Cost $316)		1,051

PREFERRED SECURITIES 3.7%

INDUSTRIALS 3.7%

General Electric Co.
3.449% due 09/15/2021 ~(j)	53,000	52

Sequa Corp. (15.000% PIK)
15.000% «(d)	3,277	3,510

Voyager Aviation Holdings LLC
9.500% «	1,842	572

Total Preferred Securities (Cost $2,841)		4,134

REAL ESTATE INVESTMENT TRUSTS 3.4%

REAL ESTATE 3.4%

Uniti Group, Inc.	46,851	496

VICI Properties, Inc.	104,988	3,257

Total Real Estate Investment Trusts (Cost $1,834)		3,753

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 10.9%

U.S. TREASURY BILLS 7.0%
0.039% due 07/13/2021 - 09/23/2021 (g)(h)(o)	$7,800	7,799

U.S. TREASURY CASH MANAGEMENT BILLS 3.9%
0.007% due 09/14/2021 (h)(i)	4,300	4,300

Total Short-Term Instruments (Cost $12,099)		12,099

Total Investments in Securities (Cost $192,802)		201,158

Total Investments 181.0% (Cost $192,802)		$201,158

Financial Derivative Instruments (m)(n) (0.2)% (Cost or Premiums, net $693)		(267)

Other Assets and Liabilities, net (80.8)%		(89,737)

Net Assets 100.0%		$111,154

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	35

Schedule of Investments	PIMCO PCM Fund, Inc.	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Associated Materials Group, Inc.	08/24/2020	$1,868	$2,083	1.88%
Neiman Marcus Group Ltd. LLC	09/25/2020	425	1,458	1.31
Noble Corp.	02/05/2021 - 02/08/2021	27	57	0.05
Westmoreland Mining Holdings LLC	12/08/2014	269	0	0.00

		$2,589	$3,598	3.24%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	0.835%	06/23/2021	09/23/2021		$	(5,481)	$(5,482)
	0.875	05/06/2021	08/06/2021			(1,289)	(1,290)
BPS	0.350	06/23/2021	09/24/2021			(72)	(72)
	0.380	04/28/2021	07/30/2021			(559)	(560)
	0.450	06/07/2021	TBD	(2)		(182)	(182)
	0.450	06/25/2021	09/23/2021			(848)	(848)
	0.450	07/01/2021	TBD	(2)		(161)	(161)
	0.500	06/01/2021	09/03/2021			(989)	(990)
	0.910	05/11/2021	08/16/2021			(758)	(759)
	0.925	05/06/2021	08/04/2021			(1,418)	(1,420)
	0.926	05/05/2021	08/03/2021			(1,969)	(1,972)
	0.934	04/23/2021	07/22/2021			(1,630)	(1,633)
BRC	0.480	04/30/2021	08/03/2021			(2,114)	(2,115)
	0.550	06/18/2021	03/10/2022			(1,118)	(1,118)
CEW	0.500	04/06/2021	07/08/2021			(243)	(243)
	0.650	07/08/2021	01/10/2022			(949)	(949)
CIB	0.530	06/22/2021	07/27/2021			(353)	(353)
	0.530	06/25/2021	07/30/2021			(1,950)	(1,951)
CSG	0.450	06/28/2021	09/28/2021			(363)	(363)
GLM	0.900	04/05/2021	07/09/2021			(722)	(724)
GSC	0.570	06/07/2021	07/07/2021			(423)	(423)
MZF	0.875	06/16/2021	09/14/2021			(8,105)	(8,107)
RTA	0.860	05/10/2021	08/13/2021			(2,757)	(2,760)
	0.870	05/07/2021	08/09/2021			(9,003)	(9,015)

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
SAL	0.956%	05/17/2021	08/17/2021		$	(1,789)	$(1,791)
	1.056	05/17/2021	08/17/2021			(1,034)	(1,035)
SOG	0.350	06/24/2021	09/24/2021			(160)	(160)
	0.450	05/03/2021	08/04/2021			(947)	(948)
	0.450	05/17/2021	08/20/2021			(1,339)	(1,340)
	0.450	06/03/2021	09/07/2021			(993)	(994)
	0.450	06/15/2021	09/17/2021			(212)	(212)
	0.855	05/18/2021	08/19/2021			(799)	(799)
TDM	0.250	04/16/2021	TBD	(2)		(1,635)	(1,636)
UBS	0.250	06/25/2021	TBD	(2)		(247)	(247)
	0.350	04/21/2021	07/22/2021			(149)	(150)
	0.350	04/22/2021	07/23/2021			(703)	(704)
	0.400	05/11/2021	TBD	(2)		(875)	(876)
	0.450	04/19/2021	07/20/2021			(2,346)	(2,348)
	0.450	04/22/2021	07/23/2021			(333)	(334)
	0.450	04/28/2021	07/29/2021			(1,876)	(1,877)
	0.450	05/04/2021	08/04/2021			(5,754)	(5,758)
	0.450	06/03/2021	09/03/2021			(4,272)	(4,274)
	0.500	04/15/2021	07/14/2021			(210)	(210)
	0.510	06/14/2021	01/10/2022			(1,508)	(1,509)
	0.910	05/11/2021	08/09/2021			(6,708)	(6,716)
	0.925	05/06/2021	08/04/2021			(676)	(676)
	0.988	04/13/2021	07/12/2021			(3,634)	(3,642)

Total Reverse Repurchase Agreements							$(81,726)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (6.8)%
Uniform Mortgage-Backed Security, TBA	2.000%	08/01/2051	$2,200	$(2,217)	$(2,217)
Uniform Mortgage-Backed Security, TBA	2.500	09/01/2051	5,150	(5,309)	(5,306)

Total Short Sales (6.8)%				$(7,526)	$(7,523)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(6,772)	$0	$(6,772)	$9,073	$2,301
BPS	0	(8,597)	0	(8,597)	10,538	1,941
BRC	0	(3,233)	0	(3,233)	3,727	494
CEW	0	(1,192)	0	(1,192)	1,407	215
CIB	0	(2,304)	0	(2,304)	2,839	535
CSG	0	(363)	0	(363)	446	83
GLM	0	(724)	0	(724)	877	153
GSC	0	(423)	0	(423)	533	110
MZF	0	(8,107)	0	(8,107)	10,189	2,082
RTA	0	(11,775)	0	(11,775)	15,212	3,437
SAL	0	(2,826)	0	(2,826)	3,736	910
SOG	0	(4,453)	0	(4,453)	5,270	817
TDM	0	(1,636)	0	(1,636)	1,692	56
UBS	0	(29,321)	0	(29,321)	36,307	6,986

Total Borrowings and Other Financing Transactions	$0	$(81,726)	$0

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	37

Schedule of Investments	PIMCO PCM Fund, Inc.	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(6,425)	$(18,073)	$(5,568)	$(30,066)
U.S. Government Agencies	0	(2,726)	0	0	(2,726)
Non-Agency Mortgage-Backed Securities	0	(724)	(8,947)	0	(9,671)
Asset-Backed Securities	0	(5,275)	(32,878)	0	(38,153)

Total Borrowings	$0	$(15,150)	$(59,898)	$(5,568)	$(80,616)

Payable for reverse repurchase agreements(4)					$(80,616)

(l)	Securities with an aggregate market value of $101,856 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(81,496) at a weighted average interest rate of 1.139%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(1,110) is outstanding at period end.

(m)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Sprint Communications, Inc.	5.000%	Quarterly	12/20/2021	0.470%	$300	$9	$(2)	$7	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(5)	1-Day USD-Federal Funds Rate Compounded-OIS	0.100%	Annual	01/13/2023	$2,500	$0	$2	$2	$0	$0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023	15,300	(131)	1,015	884	2	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023	32,300	606	457	1,063	3	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2024	500	1	4	5	0	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	3,200	77	47	124	3	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028	140	(7)	0	(7)	0	0
Pay(5)	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028	4,500	52	(4)	48	0	(5)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029	7,800	630	392	1,022	15	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030	4,150	186	(233)	(47)	10	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030	627	(15)	39	24	0	(2)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2038	5,200	18	(1,073)	(1,055)	0	(31)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	100	(1)	(5)	(6)	0	(1)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	400	0	13	13	0	(2)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	700	(4)	6	2	0	(4)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	400	(2)	15	13	0	(2)
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	04/07/2051	1,300	0	94	94	0	(9)
Pay	3-Month USD-LIBOR	1.650	Semi-Annual	04/08/2051	5,500	0	(129)	(129)	40	0

						$1,410	$640	$2,050	$73	$(56)

Total Swap Agreements						$1,419	$638	$2,057	$73	$(56)

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$73	$73	$0	$0	$(56)	$(56)

Cash of $1,613 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.360%	07/16/2021	100	$0	$0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.660	07/16/2021	100	0	0

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.370	07/15/2021	100	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.670	07/15/2021	100	0	0

Total Written Options							$(1)	$(1)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$	2,944	$(586)	$396	$0	$(190)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037		718	(139)	46	0	(93)

Total Swap Agreements							$(725)	$442	$0	$(283)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
GST	$0	$0	$0	$0	$0	$0	$(283)	$(283)	$(283)	$502	$219
MYC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)

Total Over the Counter	$0	$0	$0	$0	$0	$(1)	$(283)	$(284)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	39

Schedule of Investments	PIMCO PCM Fund, Inc.	(Cont.)

(o)

Securities with an aggregate market value of $502 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$73	$73

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$56	$56

Over the counter
Written Options	$0	$0	$0	$0	$1	$1
Swap Agreements	0	283	0	0	0	283

	$0	$283	$0	$0	$1	$284

	$0	$283	$0	$0	$57	$340

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$20	$20
Swap Agreements	0	15	0	0	1,009	1,024

	$0	$15	$0	$0	$1,029	$1,044

Over the counter
Swap Agreements	$0	$220	$0	$0	$91	$311

	$0	$235	$0	$0	$1,120	$1,355

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(11)	$0	$0	$(922)	$(933)

Over the counter
Swap Agreements	$0	$(46)	$0	$0	$0	$(46)

	$0	$(57)	$0	$0	$(922)	$(979)

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$1,113	$19,439	$4,406	$24,958
Corporate Bonds & Notes
Banking & Finance	0	9,219	0	9,219
Industrials	0	31,520	0	31,520
Utilities	0	3,188	0	3,188
Convertible Bonds & Notes
Industrials	0	723	0	723
Municipal Bonds & Notes
Puerto Rico	0	1,328	0	1,328
U.S. Government Agencies	0	6,441	0	6,441
Non-Agency Mortgage-Backed Securities	0	37,643	0	37,643
Asset-Backed Securities	0	56,689	2,930	59,619
Common Stocks
Communication Services	978	0	485	1,463
Energy	57	0	0	57
Financials	0	0	2,083	2,083
Industrials	3	7	1,458	1,468
Utilities	0	0	411	411
Warrants
Industrials	0	0	80	80
Information Technology	0	0	971	971
Preferred Securities
Industrials	0	52	4,082	4,134
Real Estate Investment Trusts
Real Estate	3,753	0	0	3,753

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Short-Term Instruments
U.S. Treasury Bills	$0	$7,799	$0	$7,799
U.S. Treasury Cash Management Bills	0	4,300	0	4,300

Total Investments	$5,904	$178,348	$16,906	$201,158

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(7,523)	$0	$(7,523)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$73	$0	$73

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(56)	0	(56)
Over the counter	0	(284)	0	(284)

	$0	$(340)	$0	$(340)

Total Financial Derivative Instruments	$0	$(267)	$0	$(267)

Totals	$5,904	$170,558	$16,906	$193,368

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2021:

Category and Subcategory	Beginning Balance at 06/30/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$5,437	$4,842	$(4,643)	$(41)	$(536)	$(560)	$0	$(93)	$4,406	$(860)
Non-Agency Mortgage-Backed Securities	294	0	(271)	2	(244)	219	0	0	0	0
Asset-Backed Securities	4,210	797	(1,515)	0	(1,347)	412	373	0	2,930	(1,271)
Common Stocks
Communication Services	1	441	0	0	0	43	0	0	485	43
Financials	0	1,868	0	0	0	215	0	0	2,083	215
Industrials	372	634	(265)	0	(308)	1,028	0	(3)	1,458	964
Real Estate	415	0	(415)	0	0	0	0	0	0	0
Utilities	320	0	0	0	0	91	0	0	411	91
Warrants
Industrials	0	0	0	0	0	80	0	0	80	80
Information Technology	0	316	0	0	0	655	0	0	971	655
Preferred Securities
Industrials	2,179	604	(647)	0	0	1,946	0	0	4,082	1,946

Totals	$13,228	$9,502	$(7,756)	$(39)	$(2,435)	$4,129	$373	$(96)	$16,906	$1,863

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	41

Schedule of Investments	PIMCO PCM Fund, Inc.	(Cont.)	June 30, 2021

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$1,357	Third Party Vendor	Broker Quote	21.500-99.000	89.134
	3,049	Waterfall Recoverability	Recovery Value	7.792-100.000	98.515
Asset-Backed Securities	2,930	Proxy Pricing	Base Price	0.000-20,500.000	15,524.432
Common Stocks
Communication Services	485	Reference Instrument	Liquidity Discount	10.000	—
Financials	2,083	Comparable Companies	EBITDA	6.400x	—
Industrials	1,458	Discounted Cash Flow	Discount Rate	14.250	—
Utilities	411	Indicative Market Quotation	Broker Quote	$41.500	—
Warrants
Industrials	80	Comparable Companies	EBITDA	11.400x/9.400x	—
Information Technology	971	Comparable Companies	EBITDA	4.375x	—
Preferred Securities
Industrials	3,510	Comparable Companies	EBITDA	11.400x/9.400x	—
	572	Comparable Companies/ Discounted Cash Flow	Book Value/Discount Rate	0.220x/20.260	—

Total	$16,906

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 178.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 16.2%

Caesars Resort Collection LLC
2.854% (LIBOR03M + 2.750%) due 12/23/2024 ~		$1,867	$1,853
4.604% (LIBOR03M + 4.500%) due 07/21/2025 ~		128	129

Cengage Learning, Inc.
TBD% due 06/29/2026		501	502
5.250% (LIBOR03M + 4.250%) due 06/07/2023 ~		499	499

CityCenter Holdings LLC
3.000% (LIBOR03M + 2.250%) due 04/18/2024 ~		499	495

Clear Channel Outdoor Holdings, Inc.
3.686% (LIBOR03M + 3.500%) due 08/21/2026 ~		1,127	1,102

Cornerstone Building Brands, Inc.
3.750% (LIBOR03M + 3.250%) due 04/12/2028 ~		10	10

Coty, Inc.
2.500% (EUR003M + 2.500%) due 04/07/2025 ~	EUR	996	1,149

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		$604	605

Emerald TopCo, Inc.
3.604% - 3.686% (LIBOR03M + 3.500%) due 07/24/2026 ~		5	5

Envision Healthcare Corp.
3.854% (LIBOR03M + 3.750%) due 10/10/2025 ~		3,398	2,918

Forbes Energy Services LLC
TBD% due 07/13/2021 «~		97	8

Frontier Communications Corp.
4.500% (LIBOR03M + 3.750%) due 05/01/2028 ~		1,000	1,002

Instant Brands Holdings, Inc
5.750% (LIBOR03M + 5.000%) due 04/12/2028 «~		1,000	997

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		146	146

Lealand Finance Company B.V.
3.096% (LIBOR03M + 3.000%) due 06/30/2024 «~		7	5

Lealand Finance Company B.V. (1.093% Cash and 3.000% PIK)
4.093% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)		62	29

MH Sub LLC
3.604% (LIBOR03M + 3.500%) due 09/13/2024 ~		19	19

Nascar Holdings, Inc.
2.854% (LIBOR03M + 2.750%) due 10/19/2026 ~		10	10

Ortho-Clinical Diagnostics S.A.
3.089% (LIBOR03M + 3.000%) due 06/30/2025 ~		62	62

Parexel International Corp.
2.845% (LIBOR03M + 2.750%) due 09/27/2024 ~		1,000	995

PUG LLC
3.604% (LIBOR03M + 3.500%) due 02/12/2027 ~		6	6

Redstone Buyer LLC
TBD% due 04/27/2028 µ		422	422
5.500% (LIBOR03M + 4.750%) due 04/27/2028 ~		1,078	1,079

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~		22	22

Summer (BC) Holdco B S.a.r.l.
4.884% (LIBOR03M + 4.750%) due 12/04/2026 ~		522	523

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		$2,295	$2,277

TransDigm, Inc.
2.354% (LIBOR03M + 2.250%) due 08/22/2024 ~		399	395
2.354% (LIBOR03M + 2.250%) due 05/30/2025 ~		399	394
2.354% (LIBOR03M + 2.250%) due 12/09/2025 ~		399	394

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~		71	71

Westmoreland Coal Company (15.000% PIK)
15.000% due 03/15/2029 «~(d)		1,080	232

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~		130	126

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		238	239

Total Loan Participations and Assignments (Cost $19,608)			18,720

CORPORATE BONDS & NOTES 62.1%

BANKING & FINANCE 15.0%

Ally Financial, Inc.
8.000% due 11/01/2031 (m)		100	144

Ambac Assurance Corp.
5.100% due 12/31/2099 (j)		13	18

Ambac LSNI LLC
6.000% due 02/12/2023 •(m)		119	119

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	600	724
3.625% due 09/24/2024		600	743
8.000% due 01/22/2030 •		121	132
10.500% due 07/23/2029		303	406

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	100	27

Bank of Nova Scotia
4.900% due 06/04/2025 •(j)(k)(m)		$1,000	1,100

Barclays PLC
7.875% due 09/15/2022 •(j)(k)	GBP	400	594

CBL & Associates LP
5.950% due 12/15/2026 ^(e)		$193	109

Corestate Capital Holding S.A.
3.500% due 04/15/2023	EUR	600	619

Credit Agricole S.A.
7.875% due 01/23/2024 •(j)(k)(m)		$200	227

Credit Suisse Group AG
5.250% due 02/11/2027 •(j)(k)(m)		600	636
6.250% due 12/18/2024 •(j)(k)		200	220
6.375% due 08/21/2026 •(j)(k)(m)		400	446
7.250% due 09/12/2025 •(j)(k)(m)		200	226

Deutsche Bank AG
3.547% due 09/18/2031 •(m)		1,000	1,066

Ford Motor Credit Co. LLC
1.744% due 07/19/2024	EUR	100	121
2.330% due 11/25/2025		100	123
2.386% due 02/17/2026		100	123

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (m)		$73	76

Host Hotels & Resorts LP
3.375% due 12/15/2029 (m)		100	105

HSBC Holdings PLC
6.000% due 09/29/2023 •(j)(k)	EUR	200	260

Icahn Enterprises LP
5.250% due 05/15/2027 (m)		$1,000	1,035

MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026 (m)		300	321
4.625% due 06/15/2025 (m)		575	615
5.750% due 02/01/2027 (m)		200	223

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Newmark Group, Inc.
6.125% due 11/15/2023	$18	$20

Pinnacol Assurance
8.625% due 06/25/2034 «(l)	1,100	1,405

Societe Generale S.A.
7.375% due 10/04/2023 •(j)(k)(m)	200	219

UniCredit SpA
7.830% due 12/04/2023 (m)	730	846

Uniti Group LP
4.750% due 04/15/2028 (m)	248	248
6.500% due 02/15/2029	145	146
7.125% due 12/15/2024 (m)	899	930
7.875% due 02/15/2025 (m)	1,320	1,417

Voyager Aviation Holdings LLC
8.500% due 05/09/2026	816	748

XP, Inc.
3.250% due 07/01/2026 (c)	800	792

		17,329

INDUSTRIALS 42.0%

American Airlines, Inc.
5.500% due 04/20/2026 (m)	1,100	1,166

Ascent Resources Utica Holdings LLC
5.875% due 06/30/2029	1,000	1,001

Associated Materials LLC
9.000% due 09/01/2025 (m)	262	278

Bausch Health Cos., Inc.
4.875% due 06/01/2028 (m)	800	820

Boeing Co.
5.150% due 05/01/2030 (m)	99	117
5.705% due 05/01/2040 (m)	181	233
5.805% due 05/01/2050 (m)	173	233
5.930% due 05/01/2060 (m)	239	331

Bombardier, Inc.
6.000% due 10/15/2022	209	210
6.125% due 01/15/2023 (m)	170	179
7.125% due 06/15/2026	160	168
7.500% due 12/01/2024 (m)	576	603
7.500% due 03/15/2025 (m)	1,071	1,104
7.875% due 04/15/2027 (m)	450	467

Broadcom, Inc.
3.419% due 04/15/2033 (m)	100	105
3.469% due 04/15/2034 (m)	300	318
4.150% due 11/15/2030 (m)	49	55
4.300% due 11/15/2032 (m)	158	180

CCO Holdings LLC
4.250% due 02/01/2031 (m)	360	367
4.500% due 08/15/2030	26	27
4.500% due 06/01/2033 (m)	1,932	1,979
4.750% due 03/01/2030	30	32

CGG S.A.
8.750% due 04/01/2027 (m)	1,000	1,036

Charter Communications Operating LLC
3.850% due 04/01/2061	100	98
4.800% due 03/01/2050	36	41

Colgate Energy Partners LLC
5.875% due 07/01/2029	700	727

Community Health Systems, Inc.
6.625% due 02/15/2025 (m)	800	847

Connect Finco SARL
6.750% due 10/01/2026	10	11

Corning, Inc.
5.450% due 11/15/2079	12	17

Coty, Inc.
5.000% due 04/15/2026 (m)	1,000	1,017

Delta Air Lines, Inc.
7.375% due 01/15/2026 (m)	920	1,080

Envision Healthcare Corp.
8.750% due 10/15/2026 (m)	382	268

Exela Intermediate LLC
10.000% due 07/15/2023	23	15

Fresh Market, Inc.
9.750% due 05/01/2023 (m)	1,200	1,235

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	43

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Full House Resorts, Inc.
8.250% due 02/15/2028		$110	$120

Gartner, Inc.
3.625% due 06/15/2029 (m)		1,000	1,016

General Electric Co.
6.875% due 01/10/2039 (m)		4	6

HCA, Inc.
7.500% due 11/15/2095 (m)		300	423

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032 (m)		500	494
3.750% due 05/01/2029		100	101
4.000% due 05/01/2031 (m)		300	303

iHeartCommunications, Inc.
6.375% due 05/01/2026 (m)		207	221

Innophos Holdings, Inc.
9.375% due 02/15/2028		21	23

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)		35	12

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)(m)		1,079	619
8.500% due 10/15/2024 ^(e)(m)		1,387	823
9.750% due 07/15/2025 ^(e)(m)		1,026	599

Intelsat Luxembourg S.A.
8.125% due 06/01/2023 ^(e)		54	2

Level 3 Financing, Inc.
3.625% due 01/15/2029 (m)		872	843

Marriott International, Inc.
4.625% due 06/15/2030 (m)		500	576

NCL Corp. Ltd.
10.250% due 02/01/2026 (m)		600	699
12.250% due 05/15/2024 (m)		175	212

Nielsen Finance LLC
5.625% due 10/01/2028 (m)		1,000	1,057

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (m)		1,000	1,130

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (d)		10	12

Occidental Petroleum Corp.
1.606% (US0003M + 1.450%) due 08/15/2022 ~(m)		1,100	1,095

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/02/2021 (h)(j)		322	4

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025 (m)		22	24

Petroleos Mexicanos
5.350% due 02/12/2028 (m)		114	112
5.950% due 01/28/2031 (m)		628	611
6.490% due 01/23/2027		10	11
6.500% due 03/13/2027 (m)		232	245
6.500% due 01/23/2029 (m)		590	608
6.750% due 09/21/2047		10	9
6.840% due 01/23/2030 (m)		383	395
6.950% due 01/28/2060		50	44
7.690% due 01/23/2050		20	19

Platin 1426 GmbH
6.875% due 06/15/2023 (m)	EUR	100	120

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (m)		$1,000	1,084

Qatar Petroleum
2.250% due 07/12/2031 (c)		1,700	1,682

Rolls-Royce PLC
3.625% due 10/14/2025 (m)		500	507
5.750% due 10/15/2027	GBP	200	304

Sabre GLBL, Inc.
7.375% due 09/01/2025 (m)		$1,000	1,089

Sands China Ltd.
5.400% due 08/08/2028 (m)		362	421

Sirius XM Radio, Inc.
4.000% due 07/15/2028		1,300	1,341

SM Energy Co.
6.500% due 07/15/2028		300	309

Square, Inc.
3.500% due 06/01/2031 (m)		1,000	1,010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		$168	$183
5.750% due 09/30/2039 (m)		1,837	2,135

TransDigm, Inc.
5.500% due 11/15/2027		6	6

Transocean Pontus Ltd.
6.125% due 08/01/2025 (m)		20	21

Transocean, Inc.
7.250% due 11/01/2025		36	31
7.500% due 01/15/2026		6	5
8.000% due 02/01/2027		13	11

TripAdvisor, Inc.
7.000% due 07/15/2025 (m)		1,000	1,078

Triumph Group, Inc.
6.250% due 09/15/2024		11	11
8.875% due 06/01/2024 (m)		839	934

U.S. Renal Care, Inc.
10.625% due 07/15/2027		10	11

United Airlines, Inc.
4.375% due 04/15/2026 (m)		700	726

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (d)		2	2

Vale Overseas Ltd.
6.250% due 08/10/2026 (m)		25	30
6.875% due 11/21/2036		38	52
6.875% due 11/10/2039		6	8

Vale S.A.
0.000% due 12/29/2049 ~(j)	BRL	20,000	2,388

ViaSat, Inc.
6.500% due 07/15/2028 (m)		$1,000	1,068

Viking Cruises Ltd.
13.000% due 05/15/2025 (m)		749	883

Windstream Escrow LLC
7.750% due 08/15/2028 (m)		720	743

Wynn Las Vegas LLC
5.250% due 05/15/2027		100	108

Wynn Macau Ltd.
5.500% due 01/15/2026 (m)		400	420

ZoomInfo Technologies LLC
3.875% due 02/01/2029 (m)		1,100	1,095

			48,649

UTILITIES 5.1%

AT&T, Inc.
3.500% due 06/01/2041 (m)		105	109
3.650% due 06/01/2051 (m)		524	545
3.850% due 06/01/2060 (m)		96	101

DTEK Finance PLC (1.500% Cash or 3.500% PIK)
5.000% due 12/31/2027 (d)		733	479

Edison International
5.750% due 06/15/2027		8	9

Genesis Energy LP
8.000% due 01/15/2027 (m)		857	902

Lumen Technologies, Inc.
4.000% due 02/15/2027		12	12

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^(m)		10	10

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		487	250

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(m)		535	532

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		724	175

Pacific Gas & Electric Co.
3.950% due 12/01/2047 (m)		100	93
4.500% due 07/01/2040 (m)		600	601
4.550% due 07/01/2030 (m)		182	194
4.750% due 02/15/2044 (m)		100	102
4.950% due 07/01/2050 (m)		182	187

Petrobras Global Finance BV
5.093% due 01/15/2030		1	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 06/03/2050 (m)		$118	$138
6.850% due 06/05/2115 (m)		196	224
7.250% due 03/17/2044		38	47

Rio Oil Finance Trust
9.250% due 07/06/2024 (m)		1,006	1,117

Southern California Edison Co.
6.650% due 04/01/2029		12	15

Transocean Poseidon Ltd.
6.875% due 02/01/2027		20	20

			5,863

Total Corporate Bonds & Notes (Cost $69,316)			71,841

CONVERTIBLE BONDS & NOTES 1.8%

BANKING & FINANCE 0.1%

Corestate Capital Holding S.A.
1.375% due 11/28/2022	EUR	100	101

INDUSTRIALS 1.7%

DISH Network Corp.
3.375% due 08/15/2026 (m)		$600	614

Royal Caribbean Cruises Ltd.
4.250% due 06/15/2023		1,000	1,367

			1,981

Total Convertible Bonds & Notes (Cost $1,700)			2,082

MUNICIPAL BONDS & NOTES 2.6%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		12	14

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		10	13
7.350% due 07/01/2035		5	6

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		15	18

			51

PUERTO RICO 1.7%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(e)		2,400	1,992

WEST VIRGINIA 0.9%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		8,800	986

Total Municipal Bonds & Notes (Cost $2,647)			3,029

U.S. GOVERNMENT AGENCIES 37.4%

Fannie Mae
3.000% due 04/25/2050 (a)(m)		14,212	2,278
5.842% due 07/25/2029 •		220	244
5.909% due 11/25/2049 •(a)		151	30
5.959% due 03/25/2037 •(a)		192	35
6.059% due 11/25/2039 •(a)		177	31
6.209% due 01/25/2038 •(a)		256	45
6.289% due 03/25/2037 •(a)		211	38
6.309% due 12/25/2037 •(a)		237	35
6.319% due 06/25/2037 •(a)		89	13
6.359% due 04/25/2037 •(a)		550	107
6.509% due 11/25/2035 •(a)		56	7
6.709% due 11/25/2036 •(a)		1,000	212
7.000% due 12/25/2023		23	25
7.109% due 02/25/2037 •(a)		185	40
7.500% due 06/01/2032		23	23
7.800% due 06/25/2026 ~		1	1
8.416% due 06/25/2044 •		224	252
9.029% due 12/25/2042 ~		40	46
14.072% due 08/25/2022 •		14	15

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.000% due 02/25/2046 (b)(h)	$438	$394
0.100% due 02/25/2046 (a)	438	0
0.700% due 11/25/2055 ~(a)	5,620	378
5.242% due 10/25/2029 •	250	271
6.059% due 05/25/2050 •(a)(m)	1,676	297
6.367% due 03/15/2037 •(a)	410	76
6.497% due 09/15/2036 •(a)	236	41
6.507% due 09/15/2036 •(a)	508	98
7.000% due 08/15/2023	1	1

Ginnie Mae
6.007% due 12/20/2048 •(a)(m)	1,739	296

Uniform Mortgage-Backed Security
3.500% due 03/01/2048 - 04/01/2048	646	683

Uniform Mortgage-Backed Security, TBA
2.000% due 08/01/2051	150	151
2.500% due 09/01/2051	450	464
3.500% due 08/01/2051	32,800	34,548
4.500% due 08/01/2051	2,000	2,154

Total U.S. Government Agencies (Cost $42,892)		43,329

NON-AGENCY MORTGAGE-BACKED SECURITIES 16.5%

Banc of America Funding Trust
2.118% due 12/20/2034 ~	247	167
2.372% due 03/20/2036 ~	180	174
5.846% due 01/25/2037 ^~	126	129

Banc of America Mortgage Trust
6.000% due 07/25/2046 ^	1	1

Bear Stearns Adjustable Rate Mortgage Trust
2.910% due 07/25/2036 ^~	107	106

Bear Stearns ALT-A Trust
3.008% due 09/25/2035 ^~	80	63
3.121% due 04/25/2035 ~	95	90
3.133% due 11/25/2035 ^~	85	75

Bear Stearns Commercial Mortgage Securities Trust
5.340% due 02/11/2041 ~	169	169

Bear Stearns Structured Products, Inc. Trust
2.986% due 12/26/2046 ^~	203	178
3.227% due 01/26/2036 ^~	401	343

CBA Commercial Small Balance Commercial Mortgage
6.040% due 01/25/2039 ^þ	172	134

CD Mortgage Trust
5.688% due 10/15/2048	549	79

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.392% due 08/25/2035 •	48	50
0.772% due 10/25/2034 •	3	3

Citigroup Commercial Mortgage Trust
5.699% due 12/10/2049 ~	579	317

Citigroup Mortgage Loan Trust
2.604% due 03/25/2037 ^~	116	113
2.903% due 11/25/2035 ~	1,280	877

Commercial Mortgage Loan Trust
6.173% due 12/10/2049 ~	1,172	504

Countrywide Alternative Loan Trust
0.442% due 05/25/2036 ^•	1,295	368
0.572% due 12/25/2046 ^•	75	52
0.752% due 10/25/2035 •	514	416
2.842% due 10/25/2035 ^~	93	88
3.051% due 02/25/2037 ^~	97	97
5.500% due 08/25/2034	247	254
5.500% due 02/25/2036 ^	15	12
6.250% due 09/25/2034	38	39
6.500% due 08/25/2036 ^	1,052	542
7.059% due 07/25/2036 •(a)	879	307
19.548% due 07/25/2035 •	550	647

Countrywide Home Loan Mortgage Pass-Through Trust
0.572% due 03/25/2036 •	129	121
0.872% due 02/25/2035 •	64	59
2.343% due 10/20/2035 ~	49	47
2.711% due 10/20/2035 ^~	63	62
2.992% due 08/25/2034 ~	47	47
2.992% due 10/20/2035 ^~	85	84

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.159% due 03/25/2037 ^~	$258	$226
5.500% due 08/25/2035 ^	15	12

Credit Suisse Commercial Mortgage Trust
5.869% due 09/15/2040 ~	2	5

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 11/25/2036	148	138

DBUBS Mortgage Trust
4.652% due 11/10/2046	700	582

Extended Stay America Trust
2.925% due 07/15/2038 •(c)(m)	1,160	1,172
3.775% due 07/15/2038 •(c)	1,000	1,010

First Horizon Alternative Mortgage Securities Trust
2.640% due 11/25/2036 ^~	197	162

First Horizon Mortgage Pass-Through Trust
2.918% due 01/25/2037 ^~	269	216

GS Mortgage Securities Trust
5.622% due 11/10/2039	128	43

GSR Mortgage Loan Trust
2.604% due 05/25/2035 ~	15	14
3.052% due 04/25/2035 ~	125	125
5.500% due 06/25/2036 ^	1	11

HarborView Mortgage Loan Trust
0.693% due 04/19/2034 •	9	8
2.313% due 11/19/2034 ~	83	86
2.562% due 08/19/2036 ^~	4	4
2.622% due 02/25/2036 ^~	16	7

HSI Asset Loan Obligation Trust
2.860% due 01/25/2037 ^~	175	147

IndyMac Mortgage Loan Trust
0.362% due 06/25/2037 ^•	645	816
0.652% due 03/25/2035 •	8	8
2.773% due 06/25/2037 ^~	375	395

JP Morgan Chase Commercial Mortgage Securities Trust
6.042% due 01/12/2038 ~(m)	1,064	1,082

JP Morgan Mortgage Trust
2.600% due 04/25/2037 ^~	317	280
5.500% due 01/25/2036 ^	30	20
5.500% due 06/25/2037 ^	6	8

MASTR Adjustable Rate Mortgages Trust
2.730% due 11/25/2035 ^~	412	311
2.978% due 10/25/2034 ~	106	107

Merrill Lynch Alternative Note Asset Trust
0.162% due 01/25/2037 •	706	293

Motel 6 Trust
7.000% due 08/15/2024 •	539	527

Opteum Mortgage Acceptance Corp. Trust
0.632% due 07/25/2036 •	197	99

RBSSP Resecuritization Trust
5.000% due 09/26/2036 ~	1,226	1,118

Residential Accredit Loans, Inc. Trust
3.071% due 12/26/2034 ^~	104	88
4.300% due 01/25/2036 ^~	457	405
6.000% due 09/25/2035 ^	294	164
6.000% due 08/25/2036 ^	143	140

Residential Asset Mortgage Products Trust
7.500% due 12/25/2031	21	20

Structured Adjustable Rate Mortgage Loan Trust
1.516% due 05/25/2035 ^•	991	840
2.985% due 01/25/2036 ^~	252	182
3.055% due 04/25/2036 ^~	201	154
3.156% due 09/25/2036 ^~	196	173
3.176% due 09/25/2035 ~	48	39

Structured Asset Mortgage Investments Trust
0.552% due 02/25/2036 •	300	288
0.652% due 02/25/2036 ^•	204	196

SunTrust Adjustable Rate Mortgage Loan Trust
2.512% due 01/25/2037 ^~	45	39

WaMu Mortgage Pass-Through Certificates Trust
3.050% due 12/25/2036 ^~	230	231
3.233% due 07/25/2037 ^~	67	67

Wells Fargo-RBS Commercial Mortgage Trust
0.413% due 12/15/2046 ~(a)	30,000	193

Total Non-Agency Mortgage-Backed Securities (Cost $17,400)		19,065

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 12.0%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	250	$181

Apidos CLO
0.000% due 07/22/2026 ~		$500	0

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	1,000	963

Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036 ^		$543	314
23.192% due 03/25/2036 ^•		1,632	1,321

Belle Haven ABS CDO Ltd.
0.526% due 07/05/2046 •		34,966	68

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		1,421	358

California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(h)		1,400	1,287

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		1,700	941
0.000% due 10/15/2031 ~		600	393

Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	900	590
0.000% due 01/25/2032 ~		300	218

Carrington Mortgage Loan Trust
0.242% due 08/25/2036 •		$58	56

Citigroup Mortgage Loan Trust
0.252% due 01/25/2037 •		147	68

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		376	158

Countrywide Asset-Backed Certificates
1.192% due 09/25/2034 •		39	38

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		1	87

Lehman XS Trust
4.493% due 05/25/2037 ^þ		55	56

Marlette Funding Trust
0.000% due 12/15/2028 «(h)		2	202
0.000% due 04/16/2029 «(h)		2	145
0.000% due 07/16/2029 «(h)		2	273

MF1 Ltd.
4.224% due 11/15/2035 •		900	916

Morgan Stanley ABS Capital, Inc. Trust
0.152% due 05/25/2037 •		67	61

Residential Asset Mortgage Products Trust
5.572% due 06/25/2032 ~		42	42

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	401
0.000% due 10/15/2048 «(h)		2	616

SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 (h)		10	375

Soundview Home Loan Trust
0.152% due 11/25/2036 •		171	70

South Coast Funding Ltd.
0.454% due 01/06/2041 •		11,915	3,058

Structured Asset Securities Corp. Mortgage Loan Trust
0.542% due 06/25/2035 •		134	133

Symphony CLO Ltd.
4.786% due 07/14/2026 •		400	395

Washington Mutual Asset-Backed Certificates Trust
0.152% due 10/25/2036 •		90	46

Total Asset-Backed Securities (Cost $22,849)			13,830

SOVEREIGN ISSUES 3.7%

Argentina Government International Bond
0.125% due 07/09/2030 þ		535	182
0.125% due 07/09/2035 þ		573	173
0.125% due 01/09/2038 þ(m)		1,597	604
0.125% due 07/09/2041 þ(m)		905	324
1.000% due 07/09/2029		97	37
15.500% due 10/17/2026	ARS	8,480	20
18.200% due 10/03/2021		1,638	9
34.069% (BADLARPP) due 10/04/2022 ~		132	1

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	45

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Autonomous City of Buenos Aires
37.875% (BADLARPP + 3.750%) due 02/22/2028 ~	ARS	449	$2

Egypt Government International Bond
5.875% due 02/16/2031 (m)		$1,100	1,072

Provincia de Buenos Aires
37.854% due 04/12/2025 (m)	ARS	71,001	359
37.854% due 04/12/2025		8,630	44

Republic of Greece Government International Bond
4.300% due 02/24/2023 þ	EUR	33	42
4.300% due 02/24/2024 þ		33	44
4.300% due 02/24/2025 þ		33	45
4.300% due 02/24/2026 þ		33	47
4.300% due 02/24/2027 þ		33	48
4.300% due 02/24/2028 þ		33	49
4.300% due 02/24/2029 þ		33	49
4.300% due 02/24/2030 þ		33	50
4.300% due 02/24/2031 þ		33	51
4.300% due 02/24/2032 þ		33	52
4.300% due 02/24/2033 þ		33	53
4.300% due 02/24/2034 þ		33	54
4.300% due 02/24/2035 þ		33	54
4.300% due 02/24/2036 þ		33	55
4.300% due 02/24/2037 þ		33	56
4.300% due 02/24/2038 þ		33	57
4.300% due 02/24/2039 þ		33	57
4.300% due 02/24/2040 þ		33	58
4.300% due 02/24/2041 þ		33	60
4.300% due 02/24/2042 þ		33	59

South Africa Government International Bond
5.750% due 09/30/2049		$200	205

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	233	259

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		$4	0
9.250% due 09/15/2027 ^(e)		62	7

Total Sovereign Issues (Cost $5,535)			4,338

		SHARES
COMMON STOCKS 1.9%

COMMUNICATION SERVICES 1.1%

Clear Channel Outdoor Holdings, Inc. (f)		97,913	259

iHeartMedia, Inc. ‘A’ (f)		22,927	617

iHeartMedia, Inc. ‘B’ «(f)		17,837	432

			1,308

ENERGY 0.1%

Noble Corp. (f)(l)		3,943	98

Valaris Ltd. (f)		211	6

			104

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.6%

Associated Materials Group, Inc. « (f)(l)	100,208	$709

INDUSTRIALS 0.1%

Neiman Marcus Group Ltd. LLC «(f)(l)	516	57

Noble Corp. (f)	317	8

Sierra Hamilton Holder LLC «(f)(l)	100,456	0

Voyager Aviation Holdings «(f)	377	0

Westmoreland Mining Holdings LLC «(f)(l)	13,224	0

		65

Total Common Stocks (Cost $2,547)		2,186

WARRANTS 1.1%

INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «	121,000	82

INFORMATION TECHNOLOGY 1.0%

Windstream Holdings LLC - Exp. 09/21/2055 «	52,536	1,172

Total Warrants (Cost $403)		1,254

PREFERRED SECURITIES 8.2%

BANKING & FINANCE 4.5%

AGFC Capital Trust
1.934% (US0003M + 1.750%) due 01/15/2067 ~(m)	1,000,000	656

Charles Schwab Corp.
4.000% due 12/01/2030 •(j)	200,000	205

OCP CLO Ltd.
0.000% due 04/26/2028 (h)	1,400	1,099

Stichting AK Rabobank Certificaten
2.188% due 12/29/2049 þ(j)	2,032,000	3,250

		5,210

INDUSTRIALS 3.7%

General Electric Co.
3.449% due 09/15/2021 ~(j)	28,000	28

Sequa Corp. (15.000% PIK)
15.000% «(d)	3,352	3,589

		SHARES	MARKET VALUE (000S)

Voyager Aviation Holdings LLC
9.500% «		2,260	$702

			4,319

Total Preferred Securities (Cost $7,801)			9,529

REAL ESTATE INVESTMENT TRUSTS 0.4%

REAL ESTATE 0.4%

Uniti Group, Inc.		44,060	466

Total Real Estate Investment Trusts (Cost $279)			466

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 14.8%

ARGENTINA TREASURY BILLS 0.0%
39.654% due 07/30/2021 - 10/29/2021 (g)(h)	ARS	5,433	29

U.S. TREASURY BILLS 12.2%
0.033% due 07/13/2021 - 11/12/2021 (c)(g)(h)(o)(q)		$14,100	14,099

U.S. TREASURY CASH MANAGEMENT BILLS 2.6%
0.023% due 09/28/2021 (h)(i)		3,000	3,000

Total Short-Term Instruments (Cost $17,131)			17,128

Total Investments in Securities (Cost $210,108)			206,797

Total Investments 178.7% (Cost $210,108)			$206,797

Financial Derivative Instruments (n)(p) 6.1% (Cost or Premiums, net $(1,159))			7,116

Other Assets and Liabilities, net (84.8)%			(98,165)

Net Assets 100.0%			$115,748

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Associated Materials Group, Inc.	08/24/2020	$636	$709	0.61%
Neiman Marcus Group Ltd. LLC	09/25/2020	0	57	0.05
Noble Corp.	02/05/2021 - 02/27/2021	52	98	0.08
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	1,100	1,405	1.21
Sierra Hamilton Holder LLC	07/31/2017	26	0	0.00
Westmoreland Mining Holdings LLC	12/08/2014 - 08//05/2016	370	0	0.00

		$2,184	$2,269	1.95%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BPS	0.350%	05/24/2021	08/27/2021		$	(695)	$(696)
	0.420	04/12/2021	07/12/2021			(810)	(811)
	0.500	06/07/2021	07/12/2021			(791)	(791)
	0.560	06/01/2021	09/03/2021			(1,760)	(1,761)
BRC	0.450	05/03/2021	08/06/2021			(230)	(230)
	0.750	05/14/2021	07/19/2021			(765)	(766)
	0.886	04/21/2021	07/22/2021			(931)	(933)
CDC	0.300	06/02/2021	09/03/2021			(544)	(544)
	0.480	06/21/2021	09/20/2021			(578)	(578)
	0.530	04/09/2021	07/09/2021			(1,095)	(1,096)
	0.530	04/19/2021	07/19/2021			(4,334)	(4,339)
CEW	0.500	04/07/2021	07/09/2021			(371)	(371)
	0.650	07/08/2021	01/10/2022			(989)	(989)
CIB	0.530	07/06/2021	08/10/2021			(2,315)	(2,315)
	0.550	06/01/2021	07/06/2021			(2,437)	(2,438)
FOB	0.300	06/28/2021	09/28/2021			(2,615)	(2,615)
	0.350	06/28/2021	09/28/2021			(607)	(607)
IND	0.410	05/11/2021	08/12/2021			(935)	(935)
JML	(0.300)	04/14/2021	07/14/2021		EUR	(90)	(107)
	(0.050)	04/28/2021	07/08/2021		$	(346)	(346)
	0.450	05/24/2021	07/23/2021			(871)	(871)
	0.550	05/25/2021	07/26/2021			(767)	(767)
	0.600	04/07/2021	07/08/2021			(1,160)	(1,162)
NOM	0.450	05/26/2021	08/25/2021			(864)	(865)
	0.450	06/01/2021	08/02/2021			(1,221)	(1,221)
	0.450	06/24/2021	07/29/2021			(920)	(921)
	0.500	05/24/2021	08/23/2021			(1,564)	(1,565)
	0.500	05/26/2021	08/25/2021			(1,756)	(1,757)
	0.850	05/26/2021	08/25/2021			(554)	(554)
SOG	0.350	04/28/2021	07/28/2021			(25)	(25)
	0.350	06/21/2021	09/22/2021			(388)	(389)
	0.350	06/24/2021	09/24/2021			(360)	(360)
	0.400	02/17/2021	TBD	(2)		(598)	(599)
	0.450	02/17/2021	TBD	(2)		(966)	(968)
	0.450	05/06/2021	08/09/2021			(1,451)	(1,452)
	0.450	05/25/2021	08/27/2021			(699)	(699)
	0.450	05/28/2021	08/17/2021			(853)	(853)
	0.450	06/01/2021	09/01/2021			(844)	(844)
	0.450	06/03/2021	09/07/2021			(1,818)	(1,818)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	47

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	0.450%	06/14/2021	09/16/2021		$	(1,572)	$(1,572)
	0.450	06/21/2021	09/22/2021			(2,147)	(2,147)
	0.550	06/09/2021	03/02/2022			(687)	(687)
TDM	0.250	04/16/2021	TBD	(2)		(680)	(681)
	0.250	06/09/2021	TBD	(2)		(6)	(5)
	0.400	03/24/2021	TBD	(2)		(983)	(984)
UBS	0.350	04/09/2021	07/08/2021			(195)	(195)
	0.350	04/15/2021	07/14/2021			(168)	(168)
	0.450	04/20/2021	07/21/2021			(856)	(857)
	0.450	04/28/2021	07/29/2021			(749)	(750)
	0.450	05/04/2021	08/04/2021			(4,504)	(4,507)
	0.500	04/08/2021	07/07/2021			(1,394)	(1,396)
	0.500	04/15/2021	07/14/2021			(795)	(796)

Total Reverse Repurchase Agreements							$(55,703)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.8)%
Uniform Mortgage-Backed Security, TBA	2.000%	08/01/2051	$950	$(959)	$(957)

Total Short Sales (0.8)%				$(959)	$(957)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$0	$(4,059)	$0	$(4,059)	$4,483	$424
BRC	0	(1,929)	0	(1,929)	2,476	547
CDC	0	(6,557)	0	(6,557)	7,428	871
CEW	0	(1,360)	0	(1,360)	1,643	283
CIB	0	(4,753)	0	(4,753)	2,862	(1,891)
FOB	0	(3,222)	0	(3,222)	3,475	253
IND	0	(935)	0	(935)	1,089	154
JML	0	(3,253)	0	(3,253)	3,710	457
NOM	0	(6,883)	0	(6,883)	7,774	891
SOG	0	(12,413)	0	(12,413)	14,572	2,159
TDM	0	(1,670)	0	(1,670)	1,873	203
UBS	0	(8,669)	0	(8,669)	10,370	1,701

Total Borrowings and Other Financing Transactions	$0	$(55,703)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(14,065)	$(28,016)	$(3,924)	$(46,005)
Convertible Bonds & Notes	0	0	(554)	0	(554)
U.S. Government Agencies	0	(2,438)	0	0	(2,438)
Non-Agency Mortgage-Backed Securities	0	(933)	0	0	(933)
Sovereign Issues	0	(1,984)	0	0	(1,984)
Preferred Securities	0	(485)	0	0	(485)

Total Borrowings	$0	$(19,905)	$(28,570)	$(3,924)	$(52,399)

Payable for reverse repurchase agreements(4)					$(52,399)

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

(m)	Securities with an aggregate market value of $61,775 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(47,163) at a weighted average interest rate of 0.753%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(3,304) is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME E-mini S&P 500 July 2021 Futures	$4,010.000	07/16/2021	256	$13	$275	$61

Total Purchased Options					$275	$61

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME E-mini S&P 500 July 2021 Futures	$4,220.000	07/16/2021	256	$13	$(693)	$(1,110)

Total Written Options					$(693)	$(1,110)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index September Futures	09/2021	270	$57,896	$756	$89	$0

Total Futures Contracts				$756	$89	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Rolls-Royce PLC	1.000%	Quarterly	12/20/2025	2.198%	EUR 1,100	$(214)	$147	$(67)	$0	$(2)
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	2.318	200	(20)	5	(15)	0	0

						$(234)	$152	$(82)	$0	$(2)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/15/2051	GBP	1,100	$85	$(54)	$31	$0	$0
Receive(5)	1-Day USD-Federal Funds Rate Compounded-OIS	0.100	Annual	01/13/2023	$	3,500	0	3	3	0	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	35,800	(12)	(38)	(50)	0	(2)
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022		1,500	0	(2)	(2)	0	0
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022		1,500	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023		19,600	(4)	(11)	(15)	0	(5)
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	4,900	369	(108)	261	0	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		1,600	(285)	(23)	(308)	0	(7)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	49

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	0.250%	Semi-Annual	06/16/2024	$	3,000	$8	$19	$27	$0	$0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		4,400	(73)	(248)	(321)	0	(1)
Receive(5)	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		1,250	(15)	2	(13)	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		600	(7)	(17)	(24)	0	(2)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		4,400	(78)	(188)	(266)	0	(10)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		500	0	(30)	(30)	0	(1)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		400	(15)	30	15	0	(1)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		2,229	(211)	63	(148)	6	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		5,700	(17)	1,597	1,580	46	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	EUR	34,900	35	2,432	2,467	49	0
Receive	6-Month EUR-EURIBOR	(0.150)	Annual	03/18/2030		1,300	(18)	38	20	0	(2)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		3,000	(132)	91	(41)	0	(5)
Receive(5)	6-Month EUR-EURIBOR	0.000	Annual	09/15/2031		800	14	(2)	12	0	(2)
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		8,800	37	(2,362)	(2,325)	0	(44)
Pay	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		400	48	(77)	(29)	2	0
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		1,000	171	(162)	9	4	0
Pay	28-Day MXN-TIIE	4.550	Lunar	03/01/2023	MXN	21,600	3	(27)	(24)	1	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/05/2023		14,200	(1)	(16)	(17)	1	0

							$(98)	$909	$811	$110	$(82)

Total Swap Agreements							$(332)	$1,061	$729	$110	$(84)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$61	$89	$110	$260	$(1,110)	$0	$(84)	$(1,194)

(o)

Securities with an aggregate market value of $2,081 and cash of $3,342 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2021	EUR	289		$352	$10	$0
	07/2021	MXN	334		17	0	0
	07/2021		$1	PEN	4	0	0
	08/2021		535	NOK	4,505	0	(12)
	08/2021		60	RUB	4,483	1	0
	09/2021		1,455	CNY	9,356	0	(14)
	09/2021		118	RUB	8,615	0	(2)
	09/2021		66	ZAR	937	0	(1)

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	07/2021	TRY	417		$49	$1	$0
	07/2021		$496	CAD	597	0	(14)
	07/2021		530	EUR	446	0	(2)
	07/2021		27	TRY	227	0	(1)
	08/2021	PEN	196		$53	2	0
	09/2021		293		77	0	0
	11/2021		$211	MXN	4,262	0	(1)

BRC	07/2021	TRY	16		$2	0	0
	07/2021		$12	TRY	102	0	0

CBK	07/2021	CLP	8,589		$12	0	0
	07/2021	PEN	2,515		639	1	(15)
	07/2021	TRY	96		11	0	0
	07/2021		$12	CLP	8,589	0	0
	07/2021		1,350	PEN	5,186	20	(21)
	07/2021		16	RUB	1,208	1	0
	08/2021	PEN	558		$148	3	0
	08/2021		$82	PEN	325	3	0
	08/2021		54	RUB	4,087	1	0
	09/2021	CLP	7,295		$10	0	0
	09/2021	PEN	226		61	2	0
	09/2021		$12	CLP	8,589	0	0
	09/2021		66	PEN	257	1	0
	09/2021		335	ZAR	4,596	0	(16)
	10/2021	PEN	30		$8	1	0
	10/2021		$37	PEN	143	0	0
	12/2021		197	INR	15,069	3	0
	12/2021		152	PEN	557	0	(7)

GLM	07/2021	PEN	353		$89	0	(3)
	07/2021		$31	RUB	2,422	2	0
	07/2021		10	TRY	83	0	0
	08/2021		89	PEN	353	3	0
	08/2021		76	RUB	5,710	1	0
	09/2021		150		10,997	0	(1)
	09/2021		195	ZAR	2,681	0	(9)

HUS	07/2021	CAD	590		$477	1	0
	07/2021	EUR	492		588	4	0
	07/2021	GBP	785		1,114	28	0
	07/2021	PEN	340		90	2	0
	07/2021		$78	EUR	64	0	(2)
	07/2021		51	PEN	198	0	0
	07/2021		6	TRY	50	0	0
	08/2021	JPY	11,600		$107	2	0
	08/2021		$122	RUB	9,223	3	0
	09/2021		11	PEN	43	0	0
	09/2021		62	RUB	4,536	0	(1)
	10/2021	PEN	29		$8	0	0
	10/2021		$670	MXN	13,584	2	0
	12/2021	PEN	29		$8	0	0
	12/2021		$85	INR	6,560	1	0

IND	08/2021		118	JPY	13,000	0	(1)

JPM	07/2021	TRY	143		$17	0	0
	07/2021		$54	TRY	463	0	(1)
	12/2021		57	INR	4,294	0	0

MYI	07/2021	BRL	5,297		$1,050	0	(15)
	07/2021		$1,059	BRL	5,297	6	0
	07/2021		1	PEN	4	0	0
	07/2021		132	RUB	10,102	6	0
	08/2021		1,047	BRL	5,297	14	0
	09/2021		5	PEN	20	0	0
	11/2021		208	MXN	4,223	0	0

SCX	07/2021	CAD	60		$48	0	0
	07/2021	EUR	9,609		11,755	361	0
	07/2021	PEN	178		47	1	0
	07/2021	TRY	109		13	0	0
	07/2021		$56	PEN	221	2	0
	08/2021	EUR	9,880		$11,724	2	0
	09/2021	PEN	190		48	0	(2)
	09/2021		$575	IDR	8,286,989	0	(7)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	51

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2021	PEN	19		$5	$0	$0
	12/2021		$231	INR	17,335	0	(2)

SOG	07/2021		18	RUB	1,380	1	0
	08/2021		68		5,126	2	0

SSB	07/2021		992	BRL	5,297	73	0

UAG	07/2021		176	RUB	13,517	8	0
	09/2021		61		4,481	0	(1)

Total Forward Foreign Currency Contracts						$575	$(151)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 07/01/2051	$64.000	07/07/2021	10,000	$0	$0

Total Purchased Options					$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Long Beach Mortgage Loan Trust 7.654% due 07/25/2033	6.250%	Monthly	07/25/2033	$	116	$0	$28	$28	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$	1,308	$(260)	$175	$0	$(85)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037		767	(149)	50	0	(99)

							$(409)	$225	$0	$(184)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
JPM	Receive	NDDUEAFE Index	623	0.004% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/11/2022	$	4,603	$0	$86	$86	$0

MYI	Receive	NDDUEAFE Index	3,450	0.030% (3-Month USD-LIBOR less a specified spread)	Maturity	10/06/2021		21,292	0	4,654	4,654	0

	Receive	NDDUEAFE Index	1,151	0.030% (3-Month USD-LIBOR less a specified spread)	Quarterly	06/01/2022		8,881	0	(218)	0	(218)

UAG	Receive	NDDUEAFE Index	2,417	0.030% (3-Month USD-LIBOR less a specified spread)	Maturity	10/06/2021		14,917	0	3,260	3,260	0

									$0	$7,782	$8,000	$(218)

Total Swap Agreements									$(409)	$8,035	$8,028	$(402)

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$11	$0	$28	$39	$(29)	$0	$0	$(29)	$10	$0	$10
BPS	3	0	0	3	(18)	0	0	(18)	(15)	0	(15)
CBK	36	0	0	36	(59)	0	0	(59)	(23)	0	(23)
GLM	6	0	0	6	(13)	0	0	(13)	(7)	0	(7)
GST	0	0	0	0	0	0	(184)	(184)	(184)	372	188
HUS	43	0	0	43	(3)	0	0	(3)	40	0	40
IND	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	0	0	86	86	(1)	0	0	(1)	85	0	85
MYI	26	0	4,654	4,680	(15)	0	(218)	(233)	4,447	(4,770)	(323)
SCX	366	0	0	366	(11)	0	0	(11)	355	(280)	75
SOG	3	0	0	3	0	0	0	0	3	0	3
SSB	73	0	0	73	0	0	0	0	73	0	73
UAG	8	0	3,260	3,268	(1)	0	0	(1)	3,267	(3,570)	(303)

Total Over the Counter	$575	$0	$8,028	$8,603	$(151)	$0	$(402)	$(553)

(q)

Securities with an aggregate market value of $372 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$61	$0	$0	$61
Futures	0	0	89	0	0	89
Swap Agreements	0	0	0	0	110	110

	$0	$0	$150	$0	$110	$260

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$575	$0	$575
Swap Agreements	0	28	8,000	0	0	8,028

	$0	$28	$8,000	$575	$0	$8,603

	$0	$28	$8,150	$575	$110	$8,863

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	53

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$1,110	$0	$0	$1,110
Swap Agreements	0	2	0	0	82	84

	$0	$2	$1,110	$0	$82	$1,194

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$151	$0	$151
Swap Agreements	0	184	218	0	0	402

	$0	$184	$218	$151	$0	$553

	$0	$186	$1,328	$151	$82	$1,747

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(5,274)	$0	$0	$(5,274)
Written Options	0	0	(4,033)	0	0	(4,033)
Futures	0	0	16,450	0	0	16,450
Swap Agreements	0	9	0	0	182	191

	$0	$9	$7,143	$0	$182	$7,334

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(276)	$0	$(276)
Purchased Options	0	0	0	0	(2)	(2)
Swap Agreements	0	133	5,094	0	1,215	6,442

	$0	$133	$5,094	$(276)	$1,213	$6,164

	$0	$142	$12,237	$(276)	$1,395	$13,498

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$115	$0	$0	$115
Written Options	0	0	(840)	0	0	(840)
Futures	0	0	473	0	0	473
Swap Agreements	0	153	0	0	91	244

	$0	$153	$(252)	$0	$91	$(8)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$496	$0	$496
Swap Agreements	0	(28)	8,634	0	(1,201)	7,405

	$0	$(28)	$8,634	$496	$(1,201)	$7,901

	$0	$125	$8,382	$496	$(1,110)	$7,893

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$17,352	$1,368	$18,720
Corporate Bonds & Notes
Banking & Finance	0	15,924	1,405	17,329
Industrials	1,682	46,967	0	48,649
Utilities	0	5,863	0	5,863
Convertible Bonds & Notes
Banking & Finance	0	101	0	101
Industrials	0	1,981	0	1,981
Municipal Bonds & Notes
Illinois	0	51	0	51
Puerto Rico	0	1,992	0	1,992
West Virginia	0	986	0	986

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
U.S. Government Agencies	$0	$43,329	$0	$43,329
Non-Agency Mortgage-Backed Securities	0	19,065	0	19,065
Asset-Backed Securities	0	10,819	3,011	13,830
Sovereign Issues	0	4,338	0	4,338
Common Stocks
Communication Services	876	0	432	1,308
Energy	104	0	0	104
Financials	0	0	709	709
Industrials	0	8	57	65
Warrants
Industrials	0	0	82	82
Information Technology	0	0	1,172	1,172

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Preferred Securities
Banking & Finance	$0	$5,210	$0	$5,210
Industrials	0	28	4,291	4,319
Real Estate Investment Trusts
Real Estate	466	0	0	466
Short-Term Instruments
Argentina Treasury Bills	0	29	0	29
U.S. Treasury Bills	0	14,099	0	14,099
U.S. Treasury Cash Management Bills	0	3,000	0	3,000

Total Investments	$3,128	$191,142	$12,527	$206,797

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(957)	$0	$(957)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$150	$110	$0	$260
Over the counter	0	8,603	0	8,603

	$150	$8,713	$0	$8,863

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,110)	(84)	0	(1,194)
Over the counter	0	(553)	0	(553)

	$(1,110)	$(637)	$0	$(1,747)

Total Financial Derivative Instruments	$(960)	$8,076	$0	$7,116

Totals	$2,168	$198,261	$12,527	$212,956

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2021:

Category and Subcategory	Beginning Balance at 06/30/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$3,185	$1,151	$(1,719)	$(53)	$(54)	$(585)	$0	$(557)	$1,368	$(547)
Corporate Bonds & Notes
Banking & Finance	1,223	0	0	0	0	182	0	0	1,405	182
Industrials	13	0	(10)	0	(13)	10	0	0	0	0
Non-Agency Mortgage-Backed Securities	246	0	(227)	2	(205)	184	0	0	0	0
Asset-Backed Securities	4,254	0	(664)	0	(716)	512	0	(375)	3,011	(486)
Common Stocks
Communication Services	1	393	0	0	0	38	0	0	432	38
Energy	40	0	(36)	0	0	(4)	0	0	0	0
Financials	0	636	0	0	0	73	0	0	709	73
Industrials	200	0	(242)	0	0	99	0	0	57	(43)
Rights
Real Estate	390	0	(390)	0	0	0	0	0	0	0
Warrants
Industrials	0	0	0	0	0	82	0	0	82	82
Information Technology	0	403	0	0	0	769	0	0	1,172	769
Preferred Securities
Industrials	2,229	845	(662)	0	0	1,879	0	0	4,291	1,879

Totals	$11,781	$3,428	$(3,950)	$(51)	$(988)	$3,239	$0	$(932)	$12,527	$1,947

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance at 06/30/2021			(% Unless Noted Otherwise)
Category and Subcategory		Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$1,360	Third Party Vendor	Broker Quote	21.500-99.750	85.970
	8	Waterfall Recoverability	Recovery Value	7.792	—
Corporate Bonds & Notes
Banking & Finance	1,405	Discounted Cash Flow	Discount Rate	4.530	—
Asset-Backed Securities	3,011	Proxy Pricing	Base Price	91.920-41,050.000	16,137.660
Common Stocks
Communication Services	432	Reference Instrument	Liquidity Discount	10.000	—
Financials	709	Comparable Companies	EBITDA	6.400x	—
Industrials	57	Discounted Cash Flow	Discount Rate	14.250	—
Warrants
Industrials	82	Comparable Companies	EBITDA	11.400x/9.400x	—
Information Technology	1,172	Comparable Companies	EBITDA	4.375x	—

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	55

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)	June 30, 2021

	Ending Balance at 06/30/2021			(% Unless Noted Otherwise)
Category and Subcategory		Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average
Preferred Securities
Industrials	$3,589	Comparable Companies	EBITDA	11.400x/9.400x	—
	702	Comparable Companies/ Discounted Cash Flow	Book Value/Discount Rate	0.220x/20.260	—

Total	$12,527

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Income Opportunity Fund	June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 178.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 23.4%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$800	$835

ACProducts, Inc.
4.750% (LIBOR03M + 4.250%) due 05/05/2028 ~		2,400	2,392

AT Home Group, Inc.
TBD% due 07/30/2028		600	601

Caesars Resort Collection LLC
2.854% (LIBOR03M + 2.750%) due 12/23/2024 ~		4,059	4,029
4.604% (LIBOR03M + 4.500%) due 07/21/2025 ~		1,092	1,097

Carnival Corp.
TBD% due 09/22/2022 «	EUR	1,500	1,736

Cengage Learning, Inc.
TBD% due 06/29/2026		$3,097	3,104
5.250% (LIBOR03M + 4.250%) due 06/07/2023 ~		3,086	3,088

CityCenter Holdings LLC
3.000% (LIBOR03M + 2.250%) due 04/18/2024 ~		598	594

Clear Channel Outdoor Holdings, Inc.
3.686% (LIBOR03M + 3.500%) due 08/21/2026 ~		6,161	6,023

Cornerstone Building Brands, Inc.
3.750% (LIBOR03M + 3.250%) due 04/12/2028 ~		245	246

Cromwell EREIT Lux Finco S.a.r.l.
TBD% due 11/21/2024 «	EUR	2,000	2,326

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		$2,876	2,879

Emerald TopCo, Inc.
3.604% - 3.686% (LIBOR03M + 3.500%) due 07/24/2026 ~		21	21

Encina Private Credit LLC
TBD% - 4.096% (LIBOR03M + 3.096%) due 11/30/2025 «~µ		10,400	10,400

Envision Healthcare Corp.
3.854% (LIBOR03M + 3.750%) due 10/10/2025 ~		14,722	12,642

Forbes Energy Services LLC
TBD% due 07/13/2021 «		524	41

Foundation Building Materials Holding Co LLC
3.750% (LIBOR03M + 3.250%) due 02/03/2028 ~		1,300	1,293

Frontier Communications Corp.
4.500% (LIBOR03M + 3.750%) due 05/01/2028 ~		2,500	2,506

Hertz Corp.
TBD% due 06/14/2028		3,200	3,200

Intelsat Jackson Holdings S.A.
3.600% - 5.618% (LIBOR03M + 5.500%) due 07/13/2022 ~		716	725
8.000% (PRIME + 4.750%) due 11/27/2023 ~		870	884
8.750% (PRIME + 5.500%) due 01/02/2024 ~		34	34

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		546	545

LBM Acquisition LLC
TBD% due 12/17/2027 µ		2,200	2,184

Lealand Finance Company B.V.
3.096% (LIBOR03M + 3.000%) due 06/30/2024 «~		57	37

Lealand Finance Company B.V. (1.093% Cash and 3.000% PIK)
4.093% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)		418	192

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MH Sub LLC
3.604% (LIBOR03M + 3.500%) due 09/13/2024 ~		$67	$67

Nascar Holdings, Inc.
2.854% (LIBOR03M + 2.750%) due 10/19/2026 ~		38	38

Otterham Property Finance Designated Activity Co.
3.000% (EUR003M + 3.000%) due 09/03/2026 «~(l)	EUR	7,216	8,376

Polaris Newco LLC
4.500% (LIBOR03M + 4.000%) due 06/02/2028 ~		$4,000	4,016

PUG LLC
3.604% (LIBOR03M + 3.500%) due 02/12/2027 ~		24	23

RE/MAX LLC
TBD% due 06/24/2028 «		1,200	1,200

Sasol Ltd.
0.500% - 1.792% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		3,279	3,110

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		1,101	1,110
11.750% (LIBOR03M + 10.750%) due 04/28/2024 ~		4,775	4,721

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		400	423

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~		89	89

Summer (BC) Holdco B S.a.r.l.
4.884% (LIBOR03M + 4.750%) due 12/04/2026 ~		2,167	2,169

Sunshine Luxembourg S.a.r.l.
4.500% (LIBOR03M + 3.750%) due 10/01/2026 ~		599	601

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		9,628	9,554
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		695	685

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		5,386	5,243

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~		3,179	3,197

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		500	507

Univision Communications, Inc.
2.854% (LIBOR03M + 2.750%) due 03/15/2024 ~		6,810	6,808

Westmoreland Coal Company (15.000% PIK)
15.000% due 03/15/2029 «~(d)		7	2

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~		1	1

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		1,894	1,902

Total Loan Participations and Assignments (Cost $116,380)			117,496

CORPORATE BONDS & NOTES 74.2%

BANKING & FINANCE 25.1%

Allied Universal Holdco LLC
3.625% due 06/01/2028 (n)	EUR	2,200	2,591

Ally Financial, Inc.
8.000% due 11/01/2031 (n)		$591	836

Ambac Assurance Corp.
5.100% due 12/31/2099 (j)		1	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ambac LSNI LLC
6.000% due 02/12/2023 •(n)		$502	$503

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025 (n)	EUR	1,800	2,172
3.625% due 09/24/2024 (n)		4,154	5,145
8.000% due 01/22/2030 •		518	564
10.500% due 07/23/2029		443	594

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	500	134

Bank of Nova Scotia
4.900% due 06/04/2025 •(j)(k)(n)		$2,718	2,990

Barclays PLC
6.375% due 12/15/2025 •(j)(k)	GBP	200	310
7.125% due 06/15/2025 •(j)(k)(n)		200	317
7.250% due 03/15/2023 •(j)(k)(n)		2,055	3,074
7.875% due 09/15/2022 •(j)(k)(n)		1,970	2,928

BGC Partners, Inc.
3.750% due 10/01/2024 (n)		$1,000	1,057

BNP Paribas S.A.
4.625% due 02/25/2031 •(j)(k)(n)		400	417

CBL & Associates LP
5.950% due 12/15/2026 ^(e)		78	44

Cosaint Re Pte Ltd.
9.288% (T-BILL 1MO + 9.250%) due 04/03/2028 ~(n)		600	612

Credit Agricole S.A.
7.875% due 01/23/2024 •(j)(k)(n)		300	340

Credit Suisse Group AG
5.250% due 02/11/2027 •(j)(k)(n)		200	212
7.500% due 07/17/2023 •(j)(k)(n)		200	218
7.500% due 12/11/2023 •(j)(k)(n)		400	445

CTR Partnership LP
3.875% due 06/30/2028 (n)		800	818

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025 (n)		98	99

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024 (n)		85	86

Erste Group Bank AG
4.250% due 10/15/2027 •(j)(k)(n)	EUR	400	509

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030 (n)		$1,600	1,836

Fairfax India Holdings Corp.
5.000% due 02/26/2028		7,100	7,076

Ford Motor Credit Co. LLC
1.744% due 07/19/2024	EUR	200	241
2.330% due 11/25/2025		100	123
2.386% due 02/17/2026		100	123
2.748% due 06/14/2024 (n)	GBP	1,300	1,826
3.250% due 09/15/2025	EUR	600	764
3.375% due 11/13/2025 (n)		$1,600	1,661
4.134% due 08/04/2025 (n)		400	428
4.389% due 01/08/2026 (n)		700	757
4.535% due 03/06/2025 (n)	GBP	500	743
4.542% due 08/01/2026 (n)		$200	218
5.125% due 06/16/2025 (n)		600	661

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (n)		252	262

HAT Holdings LLC
3.375% due 06/15/2026 (n)		3,000	3,026

HSBC Holdings PLC
4.600% due 12/17/2030 •(j)(k)(n)		1,200	1,248
5.875% due 09/28/2026 •(j)(k)(n)	GBP	200	311
6.000% due 09/29/2023 •(j)(k)(n)	EUR	1,000	1,302

Hudson Pacific Properties LP
3.250% due 01/15/2030 (n)		$1,000	1,057

ING Groep NV
5.750% due 11/16/2026 •(j)(k)		300	333

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(j)(k)(n)	EUR	2,100	3,055

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025		100	128

Kennedy-Wilson, Inc.
4.750% due 03/01/2029 (n)		$1,700	1,753
5.000% due 03/01/2031 (n)		1,400	1,442

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	57

Schedule of Investments	PIMCO Income Opportunity Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ladder Capital Finance Holdings LLLP
4.750% due 06/15/2029 (n)		$2,000	$2,002

Lloyds Banking Group PLC
5.125% due 12/27/2024 •(j)(k)(n)	GBP	200	294
7.500% due 06/27/2024 •(j)(k)(n)		$200	228
7.500% due 09/27/2025 •(j)(k)(n)		1,740	2,040
7.625% due 06/27/2023 •(j)(k)(n)	GBP	700	1,062
7.875% due 06/27/2029 •(j)(k)(n)		3,284	5,807

LPL Holdings, Inc.
4.000% due 03/15/2029 (n)		$1,364	1,374

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (n)		1,100	1,120
4.500% due 01/15/2028 (n)		100	106
5.750% due 02/01/2027 (n)		800	891

Natwest Group PLC
8.000% due 08/10/2025 •(j)(k)(n)		1,900	2,253

Navient Corp.
5.625% due 08/01/2033		55	53

Newmark Group, Inc.
6.125% due 11/15/2023 (n)		66	73

PennyMac Financial Services, Inc.
4.250% due 02/15/2029 (n)		1,300	1,254

Pinnacol Assurance
8.625% due 06/25/2034 «(l)		2,900	3,703

PRA Group, Inc.
7.375% due 09/01/2025 (n)		3,000	3,240

RLJ Lodging Trust LP
3.750% due 07/01/2026 (n)		600	607

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(j)(k)(n)	GBP	3,117	4,821
7.375% due 06/24/2022 •(j)(k)(n)		3,240	4,740

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (n)		$4,000	4,134

Sitka Holdings LLC
4.643% due 07/06/2026 •(c)		524	524

Societe Generale S.A.
4.750% due 05/26/2026 •(j)(k)(n)		500	519
6.750% due 04/06/2028 •(j)(k)(n)		200	227
7.375% due 10/04/2023 •(j)(k)(n)		400	437

Tesco Property Finance PLC
6.052% due 10/13/2039 (n)	GBP	1,491	2,754

UBS Group AG
4.375% due 02/10/2031 •(j)(k)(n)		$700	717

UniCredit SpA
7.830% due 12/04/2023 (n)		2,100	2,434

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	784	1,223
7.395% due 03/28/2024		740	1,095

Uniti Group LP
4.750% due 04/15/2028 (n)		$3,223	3,225
6.500% due 02/15/2029 (n)		717	720
7.125% due 12/15/2024 (n)		500	517
7.875% due 02/15/2025 (n)		8,004	8,593

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		2,788	2,555

XP, Inc.
3.250% due 07/01/2026 (c)		3,200	3,168

			125,900

INDUSTRIALS 42.4%

AA Bond Co. Ltd.
4.875% due 07/31/2043	GBP	400	590

Altice Financing S.A.
7.500% due 05/15/2026 (n)		$2,290	2,387

Ambience Merger Sub, Inc.
4.875% due 07/15/2028 (c)		100	101
7.125% due 07/15/2029 (c)		100	101

American Airlines Pass-Through Trust
3.350% due 04/15/2031 (n)		419	427
3.375% due 11/01/2028		70	70

American Airlines, Inc.
5.500% due 04/20/2026 (n)		300	318

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Associated Materials LLC
9.000% due 09/01/2025 (n)		$2,343	$2,489

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)(n)		146	108

Boeing Co.
5.705% due 05/01/2040 (n)		867	1,118
5.805% due 05/01/2050 (n)		1,125	1,517
5.930% due 05/01/2060 (n)		1,249	1,728

Bombardier, Inc.
6.000% due 10/15/2022 (n)		5,288	5,305
6.125% due 01/15/2023 (n)		1,941	2,048
7.125% due 06/15/2026 (n)		3,057	3,205
7.500% due 12/01/2024 (n)		1,046	1,094
7.500% due 03/15/2025 (n)		2,741	2,825
7.875% due 04/15/2027 (n)		157	163

Booz Allen Hamilton, Inc.
4.000% due 07/01/2029		400	410

Broadcom, Inc.
3.469% due 04/15/2034 (n)		100	106
4.150% due 11/15/2030 (n)		640	718
4.300% due 11/15/2032 (n)		1,784	2,034
5.000% due 04/15/2030 (n)		100	118

Caesars Entertainment, Inc.
6.250% due 07/01/2025 (n)		2,262	2,401

CCO Holdings LLC
4.250% due 02/01/2031 (n)		1,743	1,778
4.500% due 08/15/2030 (n)		106	111
4.500% due 06/01/2033 (n)		753	771
4.750% due 03/01/2030 (n)		124	131

CGG S.A.
8.750% due 04/01/2027		1,020	1,057

Charter Communications Operating LLC
4.800% due 03/01/2050 (n)		149	171

Clarivate Science Holdings Corp.
3.875% due 06/30/2028 (n)		900	909
4.875% due 06/30/2029 (n)		1,000	1,028

Community Health Systems, Inc.
5.625% due 03/15/2027 (n)		2,730	2,918
8.000% due 03/15/2026 (n)		639	689

Comstock Resources, Inc.
5.875% due 01/15/2030 (n)		500	511

Connect Finco SARL
6.750% due 10/01/2026		40	42

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025 (n)		61	65

Corning, Inc.
5.450% due 11/15/2079		50	70

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^«(e)		200	0

Coty, Inc.
3.875% due 04/15/2026	EUR	3,800	4,533
5.000% due 04/15/2026 (n)		$3,243	3,297

CSN Resources S.A.
4.625% due 06/10/2031		1,800	1,841

CVS Pass-Through Trust
7.507% due 01/10/2032 (n)		1,984	2,515

Delek Logistics Partners LP
7.125% due 06/01/2028 (n)		600	634

Delta Air Lines, Inc.
7.000% due 05/01/2025 (n)		2,500	2,919
7.375% due 01/15/2026 (n)		920	1,080

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (n)		438	452
10.750% due 09/01/2024 (n)		996	1,038

Envision Healthcare Corp.
8.750% due 10/15/2026 (n)		1,344	944

Exela Intermediate LLC
10.000% due 07/15/2023		74	49

Ferroglobe PLC
9.375% due 03/01/2022 (n)		200	210

Fresh Market, Inc.
9.750% due 05/01/2023 (n)		3,490	3,591

Frontier Finance PLC
8.000% due 03/23/2022	GBP	544	771

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Full House Resorts, Inc.
8.250% due 02/15/2028 (n)		$212	$232

Gap, Inc.
8.875% due 05/15/2027 (n)		1,000	1,160

Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022 (n)		3,400	3,540
8.625% due 04/28/2034 (n)		1,081	1,616

General Electric Co.
6.875% due 01/10/2039 (n)		4	6

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026 (n)		1,200	1,290

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032 (n)		2,000	1,978
3.750% due 05/01/2029 (n)		2,200	2,225

Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/2031		1,900	1,897

iHeartCommunications, Inc.
6.375% due 05/01/2026 (n)		778	829

Innophos Holdings, Inc.
9.375% due 02/15/2028 (n)		87	94

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)		125	42

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)(n)		4,665	2,677
8.000% due 02/15/2024 (n)		85	88
8.500% due 10/15/2024 ^(e)(n)		7,884	4,680
9.750% due 07/15/2025 ^(e)(n)		2,947	1,721

Intelsat Luxembourg S.A.
8.125% due 06/01/2023 ^(e)(n)		966	33

Iris Holdings, Inc. (8.750% Cash or 9.500% PIK)
8.750% due 02/15/2026 (d)(n)		500	511

Jaguar Land Rover Automotive PLC
5.875% due 01/15/2028 (n)		1,000	1,056

Kraft Heinz Foods Co.
4.250% due 03/01/2031 (n)		458	521
5.200% due 07/15/2045 (n)		100	124

LBM Acquisition LLC
6.250% due 01/15/2029		1,700	1,715

Live Nation Entertainment, Inc.
3.750% due 01/15/2028 (n)		500	503

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025 (n)		200	213

Melco Resorts Finance Ltd.
5.375% due 12/04/2029 (n)		2,000	2,116
5.750% due 07/21/2028 (n)		2,100	2,221

MGM China Holdings Ltd.
5.250% due 06/18/2025 (n)		1,000	1,042
5.375% due 05/15/2024 (n)		200	206
5.875% due 05/15/2026 (n)		1,000	1,051

NCL Corp. Ltd.
10.250% due 02/01/2026 (n)		2,557	2,979
12.250% due 05/15/2024 (n)		861	1,041

Nissan Motor Co. Ltd.
4.345% due 09/17/2027 (n)		800	880
4.810% due 09/17/2030 (n)		2,000	2,260

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (d)		41	45

Occidental Petroleum Corp.
1.606% (US0003M + 1.450%) due 08/15/2022 ~(n)		2,100	2,090

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/02/2021 (h)(j)		1,150	16

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028 (n)		210	230
7.375% due 06/01/2025 (n)		210	226

Penn National Gaming, Inc.
4.125% due 07/01/2029 (c)		3,400	3,404

Petroleos Mexicanos
2.750% due 04/21/2027 (n)	EUR	1,400	1,553
5.350% due 02/12/2028 (n)		$452	445
5.950% due 01/28/2031 (n)		4,337	4,219
6.490% due 01/23/2027		50	53
6.500% due 03/13/2027 (n)		833	880
6.500% due 01/23/2029 (n)		1,662	1,713

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 09/21/2047 (n)		$730	$647
6.840% due 01/23/2030 (n)		1,545	1,594
6.950% due 01/28/2060 (n)		220	195
7.690% due 01/23/2050 (n)		947	913

Petrorio Luxembourg SARL
6.125% due 06/09/2026 (n)		500	512

Platin 1426 GmbH
6.875% due 06/15/2023 (n)	EUR	300	359
6.875% due 06/15/2023		250	299

Precision Drilling Corp.
6.875% due 01/15/2029		$300	309

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (n)		3,400	3,685

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026 (n)		5,400	5,828

Rolls-Royce PLC
1.625% due 05/09/2028 (n)	EUR	2,700	2,992
3.375% due 06/18/2026 (n)	GBP	100	138
3.625% due 10/14/2025 (n)		$400	406
4.625% due 02/16/2026	EUR	500	648
5.750% due 10/15/2027 (n)		$200	221
5.750% due 10/15/2027 (n)	GBP	600	911

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023 (n)		$300	330
10.875% due 06/01/2023 (n)		1,400	1,596
11.500% due 06/01/2025 (n)		2,700	3,115

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	100	184

Sands China Ltd.
4.375% due 06/18/2030 (n)		$400	434
5.400% due 08/08/2028 (n)		1,758	2,043

Seagate HDD Cayman
4.125% due 01/15/2031 (n)		200	204

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025 (n)		100	108

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029 (n)		342	358

Standard Industries, Inc.
3.375% due 01/15/2031 (n)		4,700	4,505

Studio City Finance Ltd.
5.000% due 01/15/2029 (n)		200	202

Surgery Center Holdings, Inc.
10.000% due 04/15/2027 (n)		1,882	2,072

Switch Ltd.
4.125% due 06/15/2029 (n)		2,500	2,569

Tasty Bondco 1 S.A.
6.250% due 05/15/2026	EUR	300	337

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022 (n)		$288	290

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023 (n)		1,500	1,497
6.000% due 01/31/2025	EUR	100	128

Times Square Hotel Trust
8.528% due 08/01/2026		$2,903	3,162

Topaz Solar Farms LLC
4.875% due 09/30/2039 (n)		1,450	1,579
5.750% due 09/30/2039 (n)		8,312	9,660

TransDigm, Inc.
4.625% due 01/15/2029 (n)		1,000	1,003
5.500% due 11/15/2027		24	25

Transocean Pontus Ltd.
6.125% due 08/01/2025		70	71

Transocean, Inc.
7.250% due 11/01/2025		160	140
7.500% due 01/15/2026		34	29
8.000% due 02/01/2027		54	46

Triumph Group, Inc.
6.250% due 09/15/2024		32	33

U.S. Renal Care, Inc.
10.625% due 07/15/2027		46	48

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (n)		400	434

United Airlines Pass-Through Trust
3.500% due 09/01/2031 (n)		883	927

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines, Inc.
4.375% due 04/15/2026 (n)		$300	$311

United Group BV
4.875% due 07/01/2024	EUR	100	120

Univision Communications, Inc.
5.125% due 02/15/2025 (n)		$750	767
9.500% due 05/01/2025 (n)		300	332

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (d)		10	10

Vale Overseas Ltd.
3.750% due 07/08/2030 (n)		300	320
6.875% due 11/21/2036 (n)		335	460
6.875% due 11/10/2039 (n)		159	223

Vale S.A.
0.000% due 12/29/2049 ~(j)	BRL	80,000	9,552

Veritas U.S., Inc.
7.500% due 09/01/2025 (n)		$1,982	2,069

Victors Merger Corp.
6.375% due 05/15/2029 (n)		800	807

Viking Cruises Ltd.
13.000% due 05/15/2025 (n)		3,900	4,596

Windstream Escrow LLC
7.750% due 08/15/2028 (n)		5,724	5,903

Wolverine Escrow LLC
8.500% due 11/15/2024 (n)		900	875
9.000% due 11/15/2026 (n)		100	98

Wynn Macau Ltd.
5.125% due 12/15/2029 (n)		1,200	1,239
5.500% due 01/15/2026 (n)		1,200	1,259
5.500% due 10/01/2027 (n)		1,000	1,043
5.625% due 08/26/2028 (n)		2,100	2,196

Wynn Resorts Finance LLC
7.750% due 04/15/2025 (n)		400	432

ZoomInfo Technologies LLC
3.875% due 02/01/2029 (n)		300	299

			212,624

UTILITIES 6.7%

AT&T, Inc.
3.500% due 06/01/2041 (n)		511	532
3.650% due 06/01/2051 (n)		611	636
3.850% due 06/01/2060 (n)		484	511

Edison International
5.750% due 06/15/2027 (n)		44	50

Eskom Holdings SOC Ltd.
6.750% due 08/06/2023 (n)		5,000	5,239

FEL Energy SARL
5.750% due 12/01/2040 (n)		597	635

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022 (n)		200	208

Genesis Energy LP
8.000% due 01/15/2027 (n)		1,200	1,262

Jersey Central Power & Light Co.
2.750% due 03/01/2032 (n)		100	102

Lumen Technologies, Inc.
4.000% due 02/15/2027		52	53

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^(n)		50	50

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		2,434	1,250

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		13	13

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (d)		3,160	3,259

Pacific Gas & Electric Co.
3.300% due 03/15/2027 (n)		1,136	1,177
3.450% due 07/01/2025 (n)		1,263	1,325
3.750% due 08/15/2042		16	15
4.000% due 12/01/2046		8	7
4.300% due 03/15/2045		18	17
4.450% due 04/15/2042		400	397
4.500% due 07/01/2040 (n)		1,098	1,100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 12/15/2041 (n)		$17	$17
4.550% due 07/01/2030 (n)		2,390	2,558
4.600% due 06/15/2043 (n)		1,026	1,021
4.750% due 02/15/2044 (n)		1,793	1,819
4.950% due 07/01/2050 (n)		2,407	2,480

Petrobras Global Finance BV
6.250% due 12/14/2026 (n)	GBP	2,484	3,950
6.625% due 01/16/2034 (n)		200	320
6.750% due 06/03/2050 (n)		$538	630
6.850% due 06/05/2115 (n)		728	833
7.250% due 03/17/2044 (n)		175	215

Rio Oil Finance Trust
9.250% due 07/06/2024 (n)		1,190	1,320
9.750% due 01/06/2027 (n)		463	548

Southern California Edison Co.
4.875% due 03/01/2049		11	13
6.650% due 04/01/2029 (n)		48	60

Transocean Poseidon Ltd.
6.875% due 02/01/2027		80	80

			33,702

Total Corporate Bonds & Notes (Cost $353,723)			372,226

CONVERTIBLE BONDS & NOTES 0.7%

BANKING & FINANCE 0.1%

Corestate Capital Holding S.A.
1.375% due 11/28/2022	EUR	200	202

INDUSTRIALS 0.6%

Multiplan Corp.
6.000% due 10/15/2027		$3,100	3,202

Total Convertible Bonds & Notes (Cost $3,235)			3,404

MUNICIPAL BONDS & NOTES 1.2%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		36	41

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		60	70

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		25	32
7.350% due 07/01/2035		15	19

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		65	76

			238

PUERTO RICO 0.5%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(e)		3,300	2,739

WEST VIRGINIA 0.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		28,100	3,149

Total Municipal Bonds & Notes (Cost $5,261)			6,126

U.S. GOVERNMENT AGENCIES 1.6%

Fannie Mae
4.500% due 04/25/2042 (a)(n)		1,216	148
5.000% due 06/25/2050 (a)(n)		1,861	276
5.842% due 07/25/2029 •		720	797

Freddie Mac
0.000% due 02/25/2046 (b)(h)		1,394	1,255
0.100% due 02/25/2046 (a)		1,395	1
0.700% due 11/25/2055 ~(a)(n)		22,668	1,525

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	59

Schedule of Investments	PIMCO Income Opportunity Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 07/25/2050 (a)(n)	$3,489	$725
5.242% due 10/25/2029 •	750	814
6.009% due 06/25/2050 •(a)(n)	1,850	344
6.059% due 05/25/2050 •(a)(n)	671	119
6.227% due 05/15/2037 •(a)(n)	1,302	239

Uniform Mortgage-Backed Security, TBA
2.500% due 08/01/2051	1,750	1,807

Total U.S. Government Agencies (Cost $8,052)		8,050

NON-AGENCY MORTGAGE-BACKED SECURITIES 29.7%

American Home Mortgage Investment Trust
0.362% due 03/25/2037 •	3,116	1,547

Anthracite Ltd.
5.678% due 06/20/2041	2,179	172

BAMLL Commercial Mortgage Securities Trust
2.223% due 03/15/2037 •(n)	4,660	4,465

Banc of America Funding Trust
2.118% due 12/20/2034 ~	535	363
2.321% due 12/20/2036 ~	44	46
2.919% due 03/20/2036 ^~	435	430
3.173% due 10/20/2046 ^~	403	347

Banc of America Mortgage Trust
2.372% due 10/20/2046 ^~	41	29

Bancorp Commercial Mortgage Trust
3.823% due 08/15/2032 •(n)	3,800	3,307

Bayview Commercial Asset Trust
0.312% due 03/25/2037 •	84	82

BCAP LLC Trust
2.648% due 05/26/2037 ~	2,129	2,127

Bear Stearns Adjustable Rate Mortgage Trust
2.401% due 09/25/2034 ~	43	42
2.602% due 09/25/2034 ~	19	17
3.049% due 10/25/2036 ^~	201	198
3.068% due 08/25/2047 ^~	204	186
3.341% due 06/25/2047 ^~	128	128

Bear Stearns ALT-A Trust
0.412% due 06/25/2046 ^•(n)	1,583	1,488
1.217% due 01/25/2035 •	980	1,040
2.125% due 09/25/2034 ~	242	246
2.704% due 04/25/2035 ~	188	176
2.820% due 11/25/2035 ~	41	34
2.916% due 05/25/2035 ~	199	201
3.245% due 05/25/2036 ^~	475	460
3.344% due 11/25/2036 ^~(n)	1,995	1,395
3.389% due 08/25/2036 ^~	327	216
3.952% due 07/25/2035 ^~	243	204

BX Commercial Mortgage Trust
3.223% due 07/15/2034 •(n)	3,875	3,891

CBA Commercial Small Balance Commercial Mortgage
6.040% due 01/25/2039 ^þ	523	407

CD Mortgage Trust
5.688% due 10/15/2048	1,724	247

Chase Mortgage Finance Trust
5.500% due 11/25/2021 ^	594	376
6.000% due 03/25/2037 ^	601	425

Citigroup Commercial Mortgage Trust
3.635% due 05/10/2035 ~(n)	1,550	1,574
5.699% due 12/10/2049 ~	1,030	564

Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 02/25/2029	164	166

Citigroup Mortgage Loan Trust
2.604% due 03/25/2037 ^~	379	370

Citigroup Mortgage Loan Trust, Inc.
5.500% due 11/25/2035 ^	341	335

Commercial Mortgage Lease-Backed Certificates
6.250% due 06/20/2031 ~	6,007	6,191

Commercial Mortgage Loan Trust
6.173% due 12/10/2049 ~	1,654	712

Countrywide Alternative Loan Trust
0.342% due 06/25/2037 ^•	683	548
0.442% due 05/25/2036 ^•	1,295	368
0.442% due 08/25/2036 ^•	960	495
0.772% due 09/25/2035 •	2,853	2,037
0.772% due 10/25/2046 ^•	112	83

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.966% due 11/25/2046 •		$3,317	$3,016
5.500% due 10/25/2035 ^		160	148
5.500% due 12/25/2035 ^		893	671
5.750% due 05/25/2036 ^		167	106
6.000% due 11/25/2035 ^		335	105
6.000% due 04/25/2036 ^		211	154
6.000% due 04/25/2037 ^		485	304
6.500% due 09/25/2032 ^		160	160
6.500% due 06/25/2036 ^		358	270
6.500% due 11/25/2036		8,901	4,108

Countrywide Home Loan Mortgage Pass-Through Trust
1.962% due 03/25/2046 ^•		1,578	1,013
2.605% due 11/25/2035 ^~		979	937
2.741% due 06/20/2035 ~		39	39
2.766% due 08/20/2035 ^~		42	41
2.992% due 08/25/2034 ^~		12	12
3.159% due 03/25/2037 ^~		788	692
3.596% due 09/25/2047 ^~		414	389
5.500% due 08/25/2035 ^		40	31

Credit Suisse First Boston Mortgage Securities Corp.
7.500% due 05/25/2032 (n)		878	918

Credit Suisse Mortgage Capital Certificates
0.592% due 11/30/2037 ~(n)		9,500	9,006

Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.692% due 07/25/2036 ^•		436	74
6.396% due 04/25/2036 þ		320	224
6.500% due 05/25/2036 ^		327	171

Credit Suisse Mortgage Capital Trust
6.500% due 07/26/2036 ^		417	159

Debussy DTC PLC
5.930% due 07/12/2025 (n)	GBP	2,546	3,427

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.242% due 02/25/2047 •		$391	273

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.250% due 07/25/2036 ^~		48	47

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
5.500% due 09/25/2033		75	76

Downey Savings & Loan Association Mortgage Loan Trust
0.273% due 04/19/2047 ^•		237	219

Eurosail PLC
1.684% due 09/13/2045 •	GBP	1,638	2,185
2.334% due 09/13/2045 •		1,186	1,595
3.934% due 09/13/2045 •		1,017	1,505

Extended Stay America Trust
2.925% due 07/15/2038 •(c)(n)		$5,012	5,062
3.775% due 07/15/2038 •(c)		4,200	4,242

Finsbury Square PLC
3.549% due 06/16/2070 •	GBP	1,000	1,428
5.549% due 06/16/2070 •		1,000	1,452

First Horizon Alternative Mortgage Securities Trust
2.308% due 08/25/2035 ^~		$19	3
2.470% due 05/25/2036 ^~		704	668
2.640% due 11/25/2036 ^~		591	485
2.753% due 02/25/2036 ~		41	35
6.250% due 11/25/2036 ^		67	38

First Horizon Mortgage Pass-Through Trust
2.918% due 01/25/2037 ^~		302	242
3.410% due 07/25/2037 ^~		15	11

GCAT LLC
3.721% due 06/25/2025 þ		2,364	2,373

GMAC Mortgage Corp. Loan Trust
3.630% due 07/19/2035 ~		26	25

GreenPoint Mortgage Funding Trust
0.272% due 01/25/2037 •		685	662

GS Mortgage Securities Corp. Trust
2.273% due 07/15/2032 •(n)		6,000	5,992
2.473% due 07/15/2032 •		1,300	1,300
4.744% due 10/10/2032 ~		3,000	2,935

GS Mortgage Securities Trust
0.891% due 08/10/2043 ~(a)		2,037	25

GSR Mortgage Loan Trust
0.542% due 07/25/2037 ^•		266	55
2.894% due 12/25/2034 ~		14	14
2.927% due 01/25/2036 ^~		445	455
6.000% due 09/25/2034		254	267

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HarborView Mortgage Loan Trust
0.473% due 02/19/2046 •(n)		$1,042	$962
0.513% due 11/19/2036 •(n)		1,498	1,409
0.653% due 06/19/2034 •		113	118
0.733% due 01/19/2035 •		150	141
3.333% due 08/19/2036 ^~		89	84

HomeBanc Mortgage Trust
0.592% due 03/25/2035 •		134	123

IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044 •	EUR	352	390

Impac CMB Trust
0.612% due 11/25/2035 ^•		$172	162

IndyMac Mortgage Loan Trust
0.552% due 04/25/2035 •		66	61
0.892% due 08/25/2034 •		138	131
0.952% due 09/25/2034 •		256	247
2.644% due 06/25/2037 ^~		186	175
3.002% due 12/25/2036 ^~		639	613
3.017% due 05/25/2037 ^~(n)		2,209	2,082
3.164% due 11/25/2036 ^~		705	702

Jackson Park Trust
3.350% due 10/14/2039 ~(n)		3,900	3,672

JP Morgan Alternative Loan Trust
2.742% due 05/25/2036 ^~		217	160
5.500% due 11/25/2036 ^~		8	5

JP Morgan Chase Commercial Mortgage Securities Trust
1.323% due 12/15/2036 •(n)		4,300	4,243

JP Morgan Mortgage Trust
2.761% due 07/25/2035 ~		38	39
3.038% due 05/25/2036 ^~		268	244
3.315% due 10/25/2036 ^~		18	16
6.000% due 08/25/2037 ^		404	303

Lehman Mortgage Trust
5.947% due 04/25/2036 ^~		208	177
6.000% due 05/25/2037 ^		568	572

MASTR Adjustable Rate Mortgages Trust
0.856% due 01/25/2047 ^•		210	424
2.978% due 10/25/2034 ~		339	341

Morgan Stanley Capital Trust
3.744% due 12/15/2036 •		2,500	2,516

Morgan Stanley Capital, Inc.
6.340% due 07/15/2030 ~		4,138	4,141

Morgan Stanley Mortgage Loan Trust
0.402% due 01/25/2035 •		427	469
2.349% due 07/25/2035 ^~		796	744
2.598% due 01/25/2035 ^~		202	178
5.750% due 12/25/2035 ^		214	184
6.000% due 08/25/2037 ^		161	102

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		443	433

Mortgage Funding PLC
3.284% due 03/13/2046 •(n)	GBP	1,000	1,425

Motel 6 Trust
7.000% due 08/15/2024 •		$1,752	1,711

Prime Mortgage Trust
0.442% due 06/25/2036 ^•		2,083	1,366
7.000% due 07/25/2034		74	71

Regal Trust
1.908% due 09/29/2031 •		1	1

Residential Accredit Loans, Inc. Trust
0.512% due 06/25/2037 •		1,058	976
5.500% due 04/25/2037		59	57
6.000% due 08/25/2035 ^		370	366
6.000% due 01/25/2037 ^(n)		305	298

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^		381	210
6.000% due 07/25/2037 ^		6,394	3,683

Residential Funding Mortgage Securities, Inc. Trust
4.748% due 07/27/2037 ^~		139	119
6.000% due 06/25/2037 ^		216	214

Sequoia Mortgage Trust
3.027% due 01/20/2038 ^~		127	118

Structured Adjustable Rate Mortgage Loan Trust
2.985% due 01/25/2036 ^~		741	534

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
0.512% due 08/25/2036 ^•		$1,409	$1,419
0.552% due 05/25/2045 •		85	85

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.695% due 01/25/2034 ~		111	113

TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^		237	145

TDA Mixto Fondo de Titulizacion de Activos
0.000% due 12/28/2050 •	EUR	3,600	3,762

WaMu Mortgage Pass-Through Certificates Trust
0.632% due 07/25/2045 •		$173	170
1.843% due 07/25/2046 •(n)		3,049	2,987
2.344% due 03/25/2033 ~		37	37
2.491% due 11/25/2036 ^~		149	146
2.776% due 06/25/2037 ^~		839	818
2.830% due 03/25/2037 ^~		302	279
3.107% due 07/25/2037 ^~		674	686
3.134% due 07/25/2037 ^~(n)		1,267	1,009

Washington Mutual Mortgage Pass-Through Certificates Trust
0.966% due 10/25/2046 ^•(n)		327	296
3.725% due 06/25/2033 ~		67	69

Wells Fargo Mortgage-Backed Securities Trust
2.781% due 10/25/2036 ^~		7	7
2.865% due 09/25/2036 ^~		7	7

Worldwide Plaza Trust
3.715% due 11/10/2036 ~		2,000	2,021

Total Non-Agency Mortgage-Backed Securities (Cost $144,572)			149,147

ASSET-BACKED SECURITIES 22.2%

Acacia CDO Ltd.
1.012% due 11/08/2039 •		9,100	4,100

Access Financial Manufactured Housing Contract Trust
7.650% due 07/15/2021		200	5

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.817% due 05/25/2034 •		154	156
2.942% due 08/25/2032 •		487	490

Asset-Backed Funding Certificates Trust
0.242% due 10/25/2036 •(n)		3,424	3,383
0.652% due 10/25/2033 •		167	156

Bear Stearns Asset-Backed Securities Trust
0.500% due 09/25/2034 •		319	307
2.993% due 07/25/2036 ~		224	223

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		3,549	894

Cardiff Auto Receivables Securitisation
2.300% due 09/16/2025 •	GBP	500	685

Conseco Finance Corp.
6.220% due 03/01/2030		$3	3
6.530% due 02/01/2031 ~		692	660

Conseco Finance Securitizations Corp.
7.770% due 09/01/2031 þ		496	531
7.960% due 05/01/2031		1,506	632
8.060% due 09/01/2029 ~		2,916	929
9.163% due 03/01/2033 ~		2,296	2,157

Countrywide Asset-Backed Certificates
0.432% due 12/25/2036 ^•		357	285
1.367% due 02/25/2035 •		216	216

Credit Suisse First Boston Mortgage Securities Corp.
1.142% due 02/25/2031 •		610	597

Credit-Based Asset Servicing & Securitization CBO Corp.
0.381% due 09/06/2041 •		7,738	287

Credit-Based Asset Servicing & Securitization LLC
1.412% due 12/25/2035 •		1,377	1,369

Diamond Infrastructure Funding LLC
3.475% due 04/15/2049		1,000	999

ECAF Ltd.
3.473% due 06/15/2040		1,564	1,513

Euromax ABS PLC
0.000% due 11/10/2095 •	EUR	4,597	4,988

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FBR Securitization Trust
0.772% due 10/25/2035 •	$40	$40

Greenpoint Manufactured Housing
8.300% due 10/15/2026 ~	53	53

GSAMP Trust
0.232% due 12/25/2036 •	939	606

Home Equity Loan Trust
0.432% due 04/25/2037 •(n)	8,700	7,361

Home Equity Mortgage Loan Asset-Backed Trust
0.332% due 04/25/2037 •(n)	11,753	9,013
0.412% due 04/25/2037 •	3,468	3,208

JP Morgan Mortgage Acquisition Trust
0.252% due 08/25/2036 •	6	4
0.282% due 03/25/2047 •	1,089	1,084

KGS-Alpha SBA COOF Trust
1.059% due 04/25/2038 «~(a)	446	12

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042 (n)	3,877	3,857

Lehman ABS Mortgage Loan Trust
0.182% due 06/25/2037 •(n)	4,422	3,466

Long Beach Mortgage Loan Trust
0.472% due 02/25/2036 •(n)	2,431	2,198
0.632% due 05/25/2046 •(n)	2,969	1,370
0.797% due 11/25/2035 •(n)	3,916	3,667

Margate Funding Ltd.
0.513% due 12/04/2044 •	18,971	7,049

Marlette Funding Trust
0.000% due 09/17/2029 «(h)	3	388
0.000% due 03/15/2030 «(h)	1	247

Morgan Stanley ABS Capital, Inc. Trust
1.127% due 01/25/2035 •	507	419

Morgan Stanley Capital, Inc. Trust
0.452% due 03/25/2036 •	13	12

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	10,400	3,172

NovaStar Mortgage Funding Trust
0.262% due 11/25/2036 •	1,225	538

Oakwood Mortgage Investors, Inc.
0.303% due 06/15/2032 •	6	6

Option One Mortgage Loan Trust
0.232% due 01/25/2037 •	329	247
5.662% due 01/25/2037 ^þ	4	4

Origen Manufactured Housing Contract Trust
8.150% due 03/15/2032 þ	270	274

Ownit Mortgage Loan Trust
3.015% due 10/25/2035 þ	1,835	1,311

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.967% due 10/25/2034 •(n)	1,161	1,198

Putnam Structured Product Funding Ltd.
1.584% due 10/15/2038 •	1,200	967

Residential Asset Mortgage Products Trust
1.217% due 08/25/2033 •	592	587

Rockford Tower CLO Ltd.
0.000% due 10/20/2030 ~	4,967	3,511
0.000% due 10/20/2031 ~	4,967	3,500

Saxon Asset Securities Trust
1.067% due 12/26/2034 •	629	616

Securitized Asset-Backed Receivables LLC Trust
0.322% due 02/25/2037 ^•	266	164
0.767% due 01/25/2035 •	8	8

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)	2	897

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(h)	1	411
0.000% due 09/15/2054 «(h)	3,986	6,923

SoFi Professional Loan Program LLC
0.000% due 01/25/2039 «(h)	2,540	348
0.000% due 09/25/2040 «(h)	1,094	265

Soloso CDO Ltd.
0.520% due 10/07/2037 •	1,300	1,047

South Coast Funding Ltd.
0.454% due 01/06/2041 •	36,583	9,389

Specialty Underwriting & Residential Finance Trust
0.392% due 06/25/2037 •(n)	3,459	2,280

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp. Mortgage Loan Trust
0.542% due 06/25/2035 •		$134	$133

Talon Funding Ltd.
0.621% due 06/05/2035 •		701	119

Towd Point Mortgage Trust
5.500% due 11/25/2058 ~(n)		3,300	3,488

UCFC Home Equity Loan Trust
7.750% due 04/15/2030 ~		501	521

Total Asset-Backed Securities (Cost $112,266)			111,543

SOVEREIGN ISSUES 6.8%

Argentina Government International Bond
0.125% due 07/09/2030 þ		245	89
0.125% due 07/09/2030 þ(n)		2,796	948
0.125% due 07/09/2035 þ		169	54
0.125% due 07/09/2035 þ(n)		2,910	877
0.125% due 01/09/2038 þ(n)		8,043	3,040
0.125% due 07/09/2041 þ(n)		3,791	1,357
0.125% due 07/09/2046 þ		115	37
1.000% due 07/09/2029 (n)		488	186
15.500% due 10/17/2026	ARS	35,520	86
34.069% (BADLARPP) due 10/04/2022 ~		36	0

Autonomous City of Buenos Aires
37.374% (BADLARPP + 3.250%) due 03/29/2024 ~		12,888	68
37.875% (BADLARPP + 3.750%) due 02/22/2028 ~		67	0

Dominican Republic International Bond
4.875% due 09/23/2032		$1,200	1,239
5.875% due 01/30/2060 (n)		1,400	1,399
8.900% due 02/15/2023	DOP	16,000	294

Ecuador Government International Bond
0.500% due 07/31/2030 þ		$220	190

Egypt Government International Bond
3.875% due 02/16/2026		2,200	2,168
5.875% due 02/16/2031		1,300	1,267
7.500% due 02/16/2061 (n)		2,200	2,069

Ghana Government International Bond
6.375% due 02/11/2027 (n)		475	478
7.875% due 02/11/2035 (n)		570	563

Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	2,000	2,374
6.625% due 03/22/2048		1,100	1,374

Peru Government International Bond
5.350% due 08/12/2040	PEN	100	23
5.400% due 08/12/2034		7	2
5.940% due 02/12/2029 (n)		2,457	699
5.940% due 02/12/2029		137	39
6.150% due 08/12/2032		1,653	441
6.350% due 08/12/2028 (n)		3,215	935
6.900% due 08/12/2037		35	10
6.950% due 08/12/2031		602	176
8.200% due 08/12/2026		250	81
8.200% due 08/12/2026 (n)		1,824	589

Provincia de Buenos Aires
37.854% due 04/12/2025 (n)	ARS	241,565	1,222
37.854% due 04/12/2025		8,630	44

South Africa Government International Bond
5.750% due 09/30/2049 (n)		$800	820

Turkey Government International Bond
3.250% due 06/14/2025	EUR	100	118
4.250% due 03/13/2025 (n)		$1,100	1,081
4.625% due 03/31/2025 (n)	EUR	1,100	1,359
5.200% due 02/16/2026 (n)		400	499
5.250% due 03/13/2030 (n)		$900	857
5.600% due 11/14/2024 (n)		1,900	1,957
7.625% due 04/26/2029 (n)		1,500	1,647

Ukraine Government International Bond
4.375% due 01/27/2030 (n)	EUR	955	1,060

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		$19	2
9.250% due 09/15/2027 ^(e)		198	21

Total Sovereign Issues (Cost $40,014)			33,839

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	61

Schedule of Investments	PIMCO Income Opportunity Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 3.7%

COMMUNICATION SERVICES 1.0%

Clear Channel Outdoor Holdings, Inc. (f)	363,781	$960

iHeartMedia, Inc. ‘A’ (f)	85,727	2,309

iHeartMedia, Inc. ‘B’ «(f)	66,545	1,613

		4,882

ENERGY 0.1%

Noble Corp. (f)(l)	15,979	395

Valaris Ltd. (f)	913	26

		421

FINANCIALS 1.2%

Associated Materials Group, Inc. «(f)(l)	894,945	6,336

INDUSTRIALS 1.1%

McDermott International Ltd. (f)	21,648	11

Neiman Marcus Group Ltd. LLC «(f)(l)	48,519	5,361

Noble Corp. (f)	1,281	32

Sierra Hamilton Holder LLC «(f)(l)	200,912	0

Voyager Aviation Holdings (f)	1,287	0

Westmoreland Mining Holdings LLC «(f)(l)	90	0

		5,404

UTILITIES 0.3%

TexGen Power LLC «	33,708	1,399

Total Common Stocks (Cost $14,468)		18,442

	SHARES	MARKET VALUE (000S)
WARRANTS 1.7%

INDUSTRIALS 0.0%

Sequa Corp. - Exp. 04/28/2024 «	279,000	$189

INFORMATION TECHNOLOGY 1.7%

Windstream Holdings LLC - Exp. 09/21/2055 «	373,449	8,333

Total Warrants (Cost $3,094)		8,522

PREFERRED SECURITIES 6.1%

BANKING & FINANCE 4.0%

AGFC Capital Trust
1.934% (US0003M + 1.750%) due 01/15/2067 ~(n)	2,300,000	1,508

Charles Schwab Corp.
5.375% due 06/01/2025 •(j)	400,000	443

Compeer Financial ACA
4.875% due 08/15/2026 •(j)	1,900,000	1,926

Stichting AK Rabobank Certificaten
2.188% due 12/29/2049 þ(j)(n)	10,032,700	16,045

		19,922

INDUSTRIALS 2.1%

General Electric Co.
3.449% (US0003M + 3.330%) due 09/15/2021 ~(j)	174,000	171

Sequa Corp. (15.000% PIK)
15.000% «(d)	7,764	8,314

Voyager Aviation Holdings LLC
9.500% «	7,720	2,399

		10,884

Total Preferred Securities (Cost $25,849)		30,806

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 2.5%

REAL ESTATE 2.5%

Uniti Group, Inc.		182,023	$1,928

VICI Properties, Inc.		340,104	10,550

Total Real Estate Investment Trusts (Cost $6,128)			12,478

SHORT-TERM INSTRUMENTS 5.1%

REPURCHASE AGREEMENTS (m) 4.1%
			20,600

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
38.001% due 07/30/2021 (h)(i)	ARS	5,968	34

U.S. TREASURY BILLS 1.0%
0.018% due 07/06/2021 - 08/10/2021 (g)(h)(n)(p)(r)		$4,843	4,843

Total Short-Term Instruments (Cost $25,481)			25,477

Total Investments in Securities (Cost $858,523)			897,556

Total Investments 178.9% (Cost $858,523)			$897,556

Financial Derivative Instruments (o)(q) 0.3% (Cost or Premiums, net $(6,031))			1,654

Other Assets and Liabilities, net (79.2)%			(397,635)

Net Assets 100.0%			$501,575

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Associated Materials Group, Inc.	08/24/2020	$5,683	$6,336	1.26%
Neiman Marcus Group Ltd. LLC	09/25/2020	1,563	5,361	1.07
Noble Corp.	02/05/2021 - 02/25/2021	212	395	0.08
Otterham Property Finance Designated Activity Co. 3.000% due 09/03/2026	09/26/2019	7,874	8,376	1.67
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	2,900	3,703	0.74
Sierra Hamilton Holder LLC	07/31/2017	51	0	0.00
Westmoreland Mining Holdings LLC	03/26/2019	0	0	0.00

		$18,283	$24,171	4.82%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.030%	06/30/2021	07/01/2021	$20,600	U.S. Treasury Inflation Protected Securities 1.000% due 02/15/2049	$(21,054)	$20,600	$20,600

Total Repurchase Agreements						$(21,054)	$20,600	$20,600

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	0.581%	06/02/2021	09/02/2021			$(4,905)	$(4,908)
	0.781	06/02/2021	09/02/2021			(2,604)	(2,605)
	0.791	05/26/2021	08/26/2021			(5,553)	(5,558)
BPS	(0.300)	06/08/2021	09/08/2021		EUR	(98)	(116)
	(0.250)	06/08/2021	09/08/2021			(1,387)	(1,645)
	(0.200)	06/08/2021	09/08/2021			(805)	(954)
	0.230	06/08/2021	07/08/2021			$(307)	(307)
	0.300	04/08/2021	07/08/2021		GBP	(182)	(252)
	0.350	04/15/2021	07/15/2021			(486)	(673)
	0.350	04/28/2021	07/28/2021			(1,063)	(1,472)
	0.350	06/25/2021	09/23/2021			$(683)	(683)
	0.380	04/28/2021	07/30/2021			(2,748)	(2,750)
	0.380	04/30/2021	08/03/2021			(658)	(658)
	0.400	04/08/2021	07/08/2021		GBP	(4,659)	(6,451)
	0.400	06/08/2021	09/08/2021			(2,059)	(2,848)
	0.450	03/23/2021	TBD	(3)		$(321)	(322)
	0.450	06/25/2021	09/23/2021			(2,713)	(2,713)
	0.470	06/25/2021	09/23/2021			(1,712)	(1,712)
	0.500	04/28/2021	07/30/2021			(1,259)	(1,260)
	0.500	04/30/2021	08/03/2021			(191)	(191)
	0.500	06/01/2021	09/03/2021			(2,253)	(2,254)
	0.540	06/08/2021	03/08/2022			(1,662)	(1,662)
	0.540	06/09/2021	03/09/2022			(2,651)	(2,652)
	0.560	06/07/2021	07/12/2021			(710)	(710)
	0.910	05/11/2021	08/16/2021			(5,777)	(5,784)
BRC	(1.000)	06/08/2021	TBD	(3)	EUR	(650)	(771)
	(0.300)	06/08/2021	07/08/2021			(1,941)	(2,301)
	0.400	06/03/2021	09/03/2021			$(436)	(437)
	0.450	05/03/2021	08/06/2021			(384)	(384)
	0.450	05/28/2021	08/31/2021			(3,917)	(3,919)
	0.450	06/30/2021	08/19/2021			(1,028)	(1,028)
	0.480	04/23/2021	07/23/2021			(1,939)	(1,940)
	0.480	07/07/2021	10/05/2021			(6,108)	(6,108)
	0.500	03/25/2020	TBD	(3)		(107)	(108)
	0.500	04/07/2021	07/07/2021			(3,533)	(3,538)
	0.500	04/26/2021	07/26/2021			(1,171)	(1,172)
	0.500	05/10/2021	07/15/2021			(1,243)	(1,243)
	0.500	06/30/2021	07/07/2021			(2,890)	(2,890)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	63

Schedule of Investments	PIMCO Income Opportunity Fund	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.500%	06/30/2021	07/13/2021			$(1,541)	$(1,541)
	0.550	04/26/2021	07/26/2021			(1,796)	(1,798)
	0.550	06/18/2021	03/10/2022			(2,144)	(2,145)
BYR	0.650	03/31/2021	03/25/2022			(5,315)	(5,323)
CDC	0.300	05/18/2021	08/20/2021			(2,496)	(2,497)
	0.300	05/20/2021	08/23/2021			(338)	(338)
	0.300	05/24/2021	08/27/2021			(2,762)	(2,763)
	0.300	06/02/2021	09/03/2021			(998)	(998)
	0.300	06/03/2021	09/03/2021			(2,874)	(2,874)
	0.300	06/14/2021	09/14/2021			(1,015)	(1,015)
	0.300	06/21/2021	09/20/2021			(209)	(209)
	0.300	07/01/2021	10/01/2021			(216)	(216)
	0.470	06/14/2021	09/14/2021			(2,590)	(2,590)
	0.480	06/21/2021	09/20/2021			(2,273)	(2,273)
	0.490	05/24/2021	08/27/2021			(602)	(603)
	0.490	06/03/2021	09/03/2021			(2,168)	(2,169)
	0.490	07/01/2021	10/01/2021			(416)	(416)
	0.500	05/20/2021	08/23/2021			(3,559)	(3,561)
	0.500	05/21/2021	08/24/2021			(1,590)	(1,590)
CEW	0.450	05/07/2021	08/09/2021			(2,857)	(2,859)
	0.500	04/07/2021	07/09/2021			(4,610)	(4,616)
	0.540	04/20/2021	07/19/2021			(7,523)	(7,531)
	0.606	05/20/2021	08/23/2021			(1,753)	(1,755)
	0.650	07/08/2021	01/10/2022			(4,273)	(4,273)
	0.890	04/20/2021	07/19/2021			(1,251)	(1,254)
CIB	0.530	06/07/2021	07/07/2021			(103)	(103)
	0.530	06/22/2021	07/27/2021			(1,422)	(1,422)
CIW	0.370	04/22/2021	07/21/2021			(3,973)	(3,975)
CSG	0.450	06/28/2021	09/28/2021			(1,064)	(1,064)
DBL	(0.300)	04/22/2021	07/22/2021		EUR	(1,136)	(1,347)
GSC	0.570	06/07/2021	07/07/2021			$(1,201)	(1,202)
JML	(0.800)	06/09/2021	TBD	(3)	EUR	(1,858)	(2,202)
	(0.400)	06/08/2021	07/08/2021			(5,504)	(6,525)
	(0.400)	06/15/2021	09/15/2021			(2,287)	(2,711)
	(0.380)	06/15/2021	09/15/2021			(379)	(450)
	(0.300)	04/14/2021	07/14/2021			(271)	(321)
	(0.050)	04/28/2021	07/08/2021			$(346)	(346)
	0.230	06/15/2021	09/15/2021		GBP	(1,656)	(2,291)
	0.250	06/15/2021	09/15/2021			(582)	(805)
	0.250	06/22/2021	09/15/2021			(91)	(126)
	0.300	04/07/2021	07/08/2021			$(504)	(505)
	0.350	04/14/2021	07/14/2021		GBP	(3,704)	(5,127)
	0.350	04/15/2021	07/14/2021			(1,956)	(2,708)
	0.350	04/19/2021	07/19/2021			(196)	(271)
	0.400	04/08/2021	07/08/2021			$(2,198)	(2,200)
	0.450	05/25/2021	07/26/2021			(1,547)	(1,548)
	0.500	04/07/2021	07/08/2021			(3,572)	(3,577)
	0.500	05/25/2021	07/26/2021			(792)	(792)
	0.550	05/25/2021	07/26/2021			(1,387)	(1,388)
MBC	(0.150)	05/14/2021	08/16/2021		EUR	(7,507)	(8,899)
	0.800	05/24/2021	08/24/2021			$(1,933)	(1,935)
	0.850	05/24/2021	08/24/2021			(4,795)	(4,800)
MEI	0.450	03/22/2021	TBD	(3)		(606)	(606)
	0.984	05/17/2021	08/17/2021		GBP	(771)	(1,067)
MSB	0.856	05/17/2021	08/18/2021			$(6,992)	(6,999)
NOM	0.250	06/24/2021	TBD	(3)		(409)	(409)
RCE	(0.320)	05/12/2021	08/12/2021		EUR	(884)	(1,048)
RTA	0.550	06/07/2021	03/07/2022			$(2,327)	(2,328)
	0.860	05/10/2021	08/13/2021			(2,742)	(2,746)
SAL	0.850	05/24/2021	08/27/2021			(9,583)	(9,592)
	0.956	05/17/2021	08/17/2021			(2,956)	(2,960)
SCX	0.450	05/21/2021	08/20/2021			(396)	(396)
	0.480	06/11/2021	08/20/2021			(1,950)	(1,951)
	0.560	05/19/2021	08/19/2021			(1,381)	(1,382)
SOG	0.350	04/28/2021	07/28/2021			(417)	(417)
	0.350	06/24/2021	09/24/2021			(9,169)	(9,169)
	0.350	06/28/2021	09/28/2021			(2,333)	(2,333)
	0.370	04/13/2021	07/13/2021			(407)	(407)
	0.400	02/17/2021	TBD	(3)		(10,242)	(10,257)
	0.450	02/17/2021	TBD	(3)		(765)	(766)

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.450%	05/10/2021	08/13/2021			$(4,143)	$(4,146)
	0.450	05/25/2021	08/27/2021			(8,193)	(8,196)
	0.450	05/27/2021	08/27/2021			(960)	(960)
	0.450	06/01/2021	09/01/2021			(5,270)	(5,272)
	0.450	06/03/2021	09/07/2021			(2,962)	(2,963)
	0.450	06/04/2021	09/02/2021			(787)	(787)
	0.450	06/14/2021	09/16/2021			(531)	(531)
	0.450	06/15/2021	09/17/2021			(1,809)	(1,810)
	0.450	06/28/2021	09/28/2021			(2,767)	(2,767)
	0.450	07/01/2021	10/01/2021			(2,981)	(2,981)
	0.480	04/23/2021	07/27/2021			(6,176)	(6,182)
	0.480	05/28/2021	07/20/2021			(672)	(673)
	0.500	04/07/2021	07/07/2021			(1,611)	(1,613)
	0.500	04/13/2021	07/07/2021			(8,161)	(8,170)
	0.500	04/13/2021	07/13/2021			(1,172)	(1,173)
	0.550	06/01/2021	09/01/2021			(2,707)	(2,708)
	0.550	06/02/2021	03/02/2022			(2,888)	(2,889)
	0.550	06/07/2021	03/07/2022			(2,141)	(2,142)
	0.934	04/28/2021	07/28/2021			(2,843)	(2,847)
TDM	0.220	06/03/2021	TBD	(3)		(143)	(143)
	0.220	06/15/2021	TBD	(3)		(405)	(405)
	0.250	04/16/2021	TBD	(3)		(4,007)	(4,009)
	0.250	06/09/2021	TBD	(3)		(5)	(5)
	0.400	03/23/2021	TBD	(3)		(1,544)	(1,546)
UBS	0.350	04/09/2021	07/08/2021			(399)	(399)
	0.350	04/21/2021	07/22/2021			(2,040)	(2,042)
	0.350	04/22/2021	07/23/2021			(2,371)	(2,372)
	0.400	03/22/2021	TBD	(3)		(6,119)	(6,126)
	0.430	06/03/2021	09/03/2021			(2,413)	(2,414)
	0.450	04/16/2021	07/16/2021			(3,398)	(3,401)
	0.450	04/21/2021	07/22/2021			(919)	(919)
	0.450	04/22/2021	07/23/2021			(1,004)	(1,005)
	0.450	04/28/2021	07/29/2021			(1,716)	(1,717)
	0.450	05/19/2021	08/19/2021			(3,866)	(3,868)
	0.450	05/26/2021	08/26/2021			(813)	(813)
	0.450	06/02/2021	09/02/2021			(2,614)	(2,615)
	0.450	06/18/2021	08/18/2021			(2,569)	(2,569)
	0.450	06/22/2021	09/20/2021			(3,164)	(3,164)
	0.450	06/24/2021	08/18/2021			(1,162)	(1,162)
	0.450	07/06/2021	10/05/2021			(281)	(281)
	0.500	04/07/2021	07/06/2021			(271)	(271)
	0.500	04/08/2021	07/07/2021			(268)	(269)
	0.500	04/09/2021	07/08/2021			(210)	(210)
	0.500	04/15/2021	07/14/2021			(3,552)	(3,556)
	0.510	06/14/2021	01/10/2022			(3,288)	(3,289)
	0.510	06/15/2021	01/18/2022			(7,046)	(7,048)
	0.550	05/04/2021	11/04/2021		GBP	(5,025)	(6,957)
	0.940	04/20/2021	07/20/2021			$(3,962)	(3,970)
	1.383	05/17/2021	08/17/2021		GBP	(1,730)	(2,398)

Total Reverse Repurchase Agreements							$(375,412)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.3)%
Uniform Mortgage-Backed Security, TBA	2.000%	08/01/2051	$11,650	$(11,749)	$(11,741)

Total Short Sales (2.3)%				$(11,749)	$(11,741)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	65

Schedule of Investments	PIMCO Income Opportunity Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(13,071)	$0	$(13,071)	$17,043	$3,972
BPS	20,600	(38,069)	0	(17,469)	23,171	5,702
BRC	0	(31,323)	0	(31,323)	29,007	(2,316)
BYR	0	(5,323)	0	(5,323)	6,479	1,156
CDC	0	(24,112)	0	(24,112)	25,528	1,416
CEW	0	(22,288)	0	(22,288)	26,515	4,227
CIB	0	(1,525)	0	(1,525)	1,851	326
CIW	0	(3,975)	0	(3,975)	4,238	263
CSG	0	(1,064)	0	(1,064)	1,316	252
DBL	0	(1,347)	0	(1,347)	1,546	199
DEU	0	0	0	0	(2)	(2)
GSC	0	(1,202)	0	(1,202)	1,525	323
JML	0	(33,893)	0	(33,893)	38,852	4,959
MBC	0	(15,634)	0	(15,634)	19,780	4,146
MEI	0	(1,673)	0	(1,673)	2,074	401
MSB	0	(6,999)	0	(6,999)	9,006	2,007
NOM	0	(409)	0	(409)	460	51
RCE	0	(1,048)	0	(1,048)	1,302	254
RTA	0	(5,074)	0	(5,074)	6,102	1,028
SAL	0	(12,552)	0	(12,552)	16,684	4,132
SCX	0	(3,729)	0	(3,729)	4,312	583
SOG	0	(82,159)	0	(82,159)	94,998	12,839
TDM	0	(6,108)	0	(6,108)	6,647	539
UBS	0	(62,835)	0	(62,835)	74,201	11,366

Total Borrowings and Other Financing Transactions	$20,600	$(375,412)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(86,435)	$(109,972)	$(64,110)	$(260,517)
U.S. Government Agencies	0	(2,726)	0	0	(2,726)
Non-Agency Mortgage-Backed Securities	0	(9,737)	(27,000)	0	(36,737)
Asset-Backed Securities	0	(5,865)	(26,107)	0	(31,972)
Sovereign Issues	0	(12,821)	(6,380)	0	(19,201)
Preferred Securities	0	(1,085)	(8,899)	0	(9,984)

Total Borrowings	$0	$(118,669)	$(178,358)	$(64,110)	$(361,137)

Payable for reverse repurchase agreements(5)					$(361,137)

(n)	Securities with an aggregate market value of $435,568 and cash of $64 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(338,931) at a weighted average interest rate of 0.764%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(14,275) is outstanding at period end.

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2021	8	$1,060	$8	$2	$0

Total Futures Contracts				$8	$2	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Atlantia SPA	1.000%	Quarterly	12/20/2025	1.063%	EUR	200	$(9)	$8	$(1)	$0	$0
Boeing Co.	1.000	Quarterly	12/20/2021	0.455	$	1,000	(25)	28	3	0	0
Bombardier, Inc.	5.000	Quarterly	06/20/2024	3.445		800	(1)	37	36	1	0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	3.936		300	(1)	12	11	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	2.045	EUR	1,000	(151)	104	(47)	0	(1)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.198		6,900	(1,025)	606	(419)	0	(10)
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	2.318		300	(31)	9	(22)	0	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	0.470	$	1,000	22	1	23	0	0

							$(1,221)	$805	$(416)	$1	$(11)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/15/2031	GBP	6,000	$73	$(92)	$(19)	$0	$(13)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051		3,300	254	(162)	92	0	0
Receive(5)	1-Day USD-Federal Funds Rate Compounded-OIS	0.100	Annual	01/13/2023		$2,000	0	2	2	0	0
Pay	1-Year BRL-CDI	4.640	Maturity	01/03/2022	BRL	176,500	13	(82)	(69)	0	(9)
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023		87,000	(16)	(51)	(67)	0	(22)
Pay	1-Year BRL-CDI	7.655	Maturity	01/02/2024		73,600	0	65	65	0	(36)
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	13,300	618	89	707	1	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		4,400	(154)	(692)	(846)	0	(20)
Pay	3-Month USD-LIBOR	2.860	Semi-Annual	01/26/2023		$8,700	(24)	473	449	1	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2023		1,700	(34)	11	(23)	0	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		35,800	(332)	2,400	2,068	5	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2024		3,250	9	20	29	0	0
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		3,000	47	18	65	0	(2)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		22,000	(1,596)	2,115	519	19	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		9,100	152	633	785	10	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		589	(29)	0	(29)	1	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		52,200	(3,334)	7,021	3,687	69	0
Receive(5)	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		20,800	0	(232)	(232)	0	(28)
Receive(5)	3-Month USD-LIBOR	1.380	Semi-Annual	08/24/2028		22,100	0	(179)	(179)	0	(30)
Pay(5)	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		8,250	96	(8)	88	0	(8)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		21,300	1,691	1,100	2,791	42	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		500	(20)	39	19	0	(1)
Receive(5)	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		17,200	(264)	(118)	(382)	0	(51)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,200	(9)	(61)	(70)	0	(8)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		2,800	(8)	(315)	(323)	0	(20)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		2,400	(27)	396	369	0	(12)
Pay	3-Month ZAR-JIBAR	5.873	Quarterly	05/12/2026	ZAR	249,200	(5)	(2)	(7)	0	(53)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	5,200	129	305	434	3	0
Pay	6-Month CZK-PRIBOR	1.800	Annual	05/17/2026	CZK	245,400	0	(41)	(41)	0	0
Receive	6-Month EUR-EURIBOR	(0.150)	Annual	03/18/2030	EUR	10,100	185	(29)	156	0	(16)
Receive(5)	6-Month EUR-EURIBOR	0.000	Annual	09/15/2031		4,000	62	(3)	59	0	(8)
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		2,900	(94)	68	(26)	0	(13)
Pay	6-Month HUF-BBR	2.121	Annual	05/17/2026	HUF	3,407,600	0	(144)	(144)	6	0

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	67

Schedule of Investments	PIMCO Income Opportunity Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	4.550%	Lunar	03/01/2023	MXN	99,100	$12	$(122)	$(110)	$5	$0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/05/2023		65,500	(2)	(74)	(76)	3	0

							$(2,607)	$12,348	$9,741	$165	$(350)

Total Swap Agreements							$(3,828)	$13,153	$9,325	$166	$(361)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2	$166	$168	$0	$0	$(361)	$(361)

(p)

Securities with an aggregate market value of $629 and cash of $12,927 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2021	EUR	1,132		$1,380	$38	$0
	07/2021	MXN	1,247		63	1	0
	07/2021		$7	PEN	29	0	0
	08/2021		253	RUB	19,042	5	0
	09/2021		501		36,590	0	(7)

BPS	07/2021	EUR	944		$1,145	25	0
	07/2021		$2,317	CAD	2,791	0	(65)
	07/2021		2,263	EUR	1,858	0	(60)
	07/2021		178	RUB	13,261	3	0
	08/2021	MXN	990		$46	0	(3)
	08/2021	PEN	997		270	10	0
	11/2021	MXN	3,381		168	1	0

BRC	07/2021	EUR	1,001		1,190	4	0
	07/2021		$9,860	EUR	8,096	0	(260)
	08/2021		49	HUF	14,191	0	(1)

BSH	07/2021		13	PEN	51	0	0

CBK	07/2021	CLP	39,368		$54	0	0
	07/2021	MXN	28,496		1,390	0	(38)
	07/2021	PEN	5,636		1,448	3	(20)
	07/2021		$55	CLP	39,368	0	(2)
	07/2021		2,847	PEN	11,104	41	0
	07/2021		154	RUB	11,923	8	0
	08/2021	PEN	5,091		$1,350	24	0
	08/2021		$1,252	MXN	26,190	56	0
	08/2021		379	PEN	1,509	14	0

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2021		$231	RUB	17,360	$5	$0
	09/2021	CLP	35,362		$49	1	0
	09/2021	PEN	1,174		317	11	0
	09/2021		$54	CLP	39,368	0	0
	09/2021		1,381	MXN	28,496	37	0
	09/2021		295	PEN	1,148	4	0
	09/2021		1,738	ZAR	23,905	0	(80)
	10/2021	PEN	186		$51	3	0
	10/2021		$284	PEN	1,090	1	0
	12/2021		881	INR	67,538	11	0

GLM	07/2021	DOP	219,247		$3,828	0	(10)
	07/2021	GBP	15,848		22,405	482	0
	07/2021	PEN	1,542		388	0	(13)
	07/2021		$3,614	DOP	206,714	5	0
	07/2021		310	RUB	23,900	16	0
	08/2021	DOP	13,849		$234	0	(8)
	08/2021	HUF	100,693		350	11	0
	08/2021		$388	PEN	1,542	14	0
	08/2021		324	RUB	24,250	6	0
	09/2021	DOP	39,046		$677	0	(1)
	09/2021		$637	RUB	46,709	0	(6)
	09/2021		941	ZAR	12,961	0	(42)
	10/2021	DOP	171,343		$2,956	0	(9)
	10/2021		$3,587	DOP	206,714	0	(11)
	10/2021		3,584	MXN	72,746	11	0

HUS	07/2021	EUR	2,065		$2,515	67	0
	07/2021	GBP	322		457	11	0
	07/2021		$1,978	EUR	1,660	0	(9)
	07/2021		22,435	GBP	16,170	0	(67)
	07/2021		1,404	MXN	28,496	24	0
	07/2021		222	PEN	861	2	0
	08/2021	GBP	13,845		$19,164	10	0
	08/2021		$520	RUB	39,174	12	0
	09/2021		6,395	CNH	41,096	0	(73)
	09/2021		72	PEN	283	2	0
	09/2021		263	RUB	19,265	0	(3)
	10/2021	PEN	161		$44	2	0
	12/2021		2,136		577	21	0
	12/2021		$382	INR	29,401	6	0

JPM	07/2021	PEN	1		$0	0	0
	07/2021		$0	PEN	1	0	0
	08/2021	CZK	7,131		$342	11	0
	08/2021		$0	PEN	1	0	0
	09/2021	ZAR	3,395		$234	0	(2)
	12/2021		$255	INR	19,246	0	(1)

MYI	07/2021	BRL	25,506		$5,058	0	(70)
	07/2021	EUR	586		698	3	0
	07/2021		$5,099	BRL	25,506	29	0
	07/2021		5	PEN	20	0	0
	07/2021		207	RUB	15,862	9	0
	08/2021		5,042	BRL	25,506	69	0
	09/2021		34	PEN	135	1	0

SCX	07/2021	CAD	167		$135	0	0
	07/2021	EUR	40,975		50,123	1,536	0
	07/2021	PEN	1,333		349	6	(3)
	07/2021		$37	PEN	144	0	0
	08/2021	EUR	35,089		$41,639	5	0
	09/2021	PEN	1,576		412	1	0
	09/2021		$2,483	IDR	35,755,706	0	(31)
	09/2021		96	PEN	382	3	0
	12/2021	PEN	89		$24	1	0
	12/2021		$936	INR	70,339	0	(8)

SOG	07/2021		175	RUB	13,619	10	0
	08/2021		289		21,770	7	0

SSB	07/2021		4,779	BRL	25,506	349	0

TOR	08/2021		2,119	CAD	2,624	0	(2)

UAG	07/2021		561	RUB	43,032	26	0
	09/2021		259		19,033	0	(2)

Total Forward Foreign Currency Contracts						$3,074	$(907)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	69

Schedule of Investments	PIMCO Income Opportunity Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
GST	Teva Pharmaceutical Finance Co. BV	1.000%	Quarterly	06/20/2022	1.670%	$	100	$(6)	$5	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$	8,423	$(1,676)	$1,131	$0	$(545)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037		2,227	(431)	142	0	(289)

							$(2,107)	$1,273	$0	$(834)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Pay	3-Month USD-LIBOR	1.670%	Semi-Annual	08/17/2028	$	83,200	$(59)	$330	$271	$0
	Pay	3-Month USD-LIBOR	1.630	Semi-Annual	08/24/2028		88,300	(31)	275	244	0

								$(90)	$605	$515	$0

Total Swap Agreements								$(2,203)	$1,883	$515	$(835)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$44	$0	$0	$44	$(7)	$0	$0	$(7)	$37	$(30)	$7
BPS	39	0	0	39	(128)	0	0	(128)	(89)	0	(89)
BRC	4	0	0	4	(261)	0	0	(261)	(257)	273	16
CBK	219	0	0	219	(140)	0	0	(140)	79	(260)	(181)
DUB	0	0	0	0	0	0	0	0	0	(220)	(220)
GLM	545	0	0	545	(100)	0	0	(100)	445	(380)	65
GST	0	0	0	0	0	0	(835)	(835)	(835)	1,139	304
HUS	157	0	0	157	(152)	0	0	(152)	5	0	5
JPM	11	0	0	11	(3)	0	0	(3)	8	0	8
MYC	0	0	515	515	0	0	0	0	515	(280)	235
MYI	111	0	0	111	(70)	0	0	(70)	41	0	41
SCX	1,552	0	0	1,552	(42)	0	0	(42)	1,510	(1,160)	350
SOG	17	0	0	17	0	0	0	0	17	0	17
SSB	349	0	0	349	0	0	0	0	349	(270)	79
TOR	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
UAG	26	0	0	26	(2)	0	0	(2)	24	0	24

Total Over the Counter	$3,074	$0	$515	$3,589	$(907)	$0	$(835)	$(1,742)

(r)

Securities with an aggregate market value of $1,412 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	1	0	0	165	166

	$0	$1	$0	$0	$167	$168

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,074	$0	$3,074
Swap Agreements	0	0	0	0	515	515

	$0	$0	$0	$3,074	$515	$3,589

	$0	$1	$0	$3,074	$682	$3,757

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$11	$0	$0	$350	$361

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$907	$0	$907
Swap Agreements	0	835	0	0	0	835

	$0	$835	$0	$907	$0	$1,742

	$0	$846	$0	$907	$350	$2,103

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4
Swap Agreements	0	174	0	0	3,319	3,493

	$0	$174	$0	$0	$3,323	$3,497

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,539)	$0	$(4,539)
Swap Agreements	0	712	0	0	9	721

	$0	$712	$0	$(4,539)	$9	$(3,818)

	$0	$886	$0	$(4,539)	$3,332	$(321)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7	$7
Swap Agreements	0	1,169	0	0	(5,423)	(4,254)

	$0	$1,169	$0	$0	$(5,416)	$(4,247)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,764	$0	$2,764
Swap Agreements	0	(185)	0	0	605	420

	$0	$(185)	$0	$2,764	$605	$3,184

	$0	$984	$0	$2,764	$(4,811)	$(1,063)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	71

Schedule of Investments	PIMCO Income Opportunity Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$90,267	$27,229	$117,496
Corporate Bonds & Notes
Banking & Finance	0	122,197	3,703	125,900
Industrials	0	212,624	0	212,624
Utilities	0	33,702	0	33,702
Convertible Bonds & Notes
Banking & Finance	0	202	0	202
Industrials	0	3,202	0	3,202
Municipal Bonds & Notes
Illinois	0	238	0	238
Puerto Rico	0	2,739	0	2,739
West Virginia	0	3,149	0	3,149
U.S. Government Agencies	0	8,050	0	8,050
Non-Agency Mortgage-Backed Securities	0	149,147	0	149,147
Asset-Backed Securities	0	102,052	9,491	111,543
Sovereign Issues	0	33,839	0	33,839
Common Stocks
Communication Services	3,269	0	1,613	4,882
Energy	421	0	0	421
Financials	0	0	6,336	6,336
Industrials	11	32	5,361	5,404
Utilities	0	0	1,399	1,399
Warrants
Industrials	0	0	189	189
Information Technology	0	0	8,333	8,333
Preferred Securities
Banking & Finance	0	19,922	0	19,922
Industrials	0	171	10,713	10,884

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Real Estate Investment Trusts
Real Estate	$12,478	$0	$0	$12,478
Short-Term Instruments
Repurchase Agreements	0	20,600	0	20,600
Argentina Treasury Bills	0	34	0	34
U.S. Treasury Bills	0	4,843	0	4,843

Total Investments	$16,179	$807,010	$74,367	$897,556

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(11,741)	$0	$(11,741)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	168	0	168
Over the counter	0	3,589	0	3,589

	$0	$3,757	$0	$3,757

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(361)	0	(361)
Over the counter	0	(1,742)	0	(1,742)

	$0	$(2,103)	$0	$(2,103)

Total Financial Derivative Instruments	$0	$1,654	$0	$1,654

Totals	$16,179	$796,923	$74,367	$887,469

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2021:

Category and Subcategory	Beginning Balance at 06/30/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$33,462	$23,303	$(26,149)	$(7)	$(6,418)	$5,422	$0	$(2,384)	$27,229	$31
Corporate Bonds & Notes
Banking & Finance	3,223	0	0	0	0	480	0	0	3,703	479
Non-Agency Mortgage-Backed Securities	399	0	(369)	3	(332)	299	0	0	0	0
Asset-Backed Securities	2,842	5,556	0	(5)	0	485	613	0	9,491	484
Common Stocks
Communication Services	2	1,437	0	0	0	174	0	0	1,613	174
Energy	81	0	(72)	0	0	(9)	0	0	0	0
Financials	0	5,683	0	0	0	653	0	0	6,336	653
Industrials	672	2,034	(591)	0	(683)	3,940	0	(11)	5,361	3,796
Real Estate	1,613	0	(1,613)	0	0	0	0	0	0	0
Utilities	1,087	0	0	0	0	312	0	0	1,399	312
Warrants
Industrials	0	0	0	0	0	189	0	0	189	189
Information Technology	0	3,094	0	0	0	5,239	0	0	8,333	5,240
Preferred Securities
Industrials	5,162	2,530	(1,532)	0	0	4,553	0	0	10,713	4,555

Totals	$48,543	$43,637	$(30,326)	$(9)	$(7,433)	$21,737	$613	$(2,395)	$74,367	$15,913

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$8,376	Discounted Cash Flow	Discount Rate	4.400	—
	7,172	Reference Instrument	Yield	1.674-6.289	4.512
	1,240	Third Party Vendor	Broker Quote	21.500-100.000	98.850
	10,441	Waterfall Recoverability	Recovery Value	7.792-100.000	99.639
Corporate Bonds & Notes
Banking & Finance	3,703	Discounted Cash Flow	Discount Rate	4.530	—
Asset-Backed Securities	9,491	Proxy Pricing	Base Price	2.719-44,865.000	7,189.351
Common Stocks
Communication Services	1,613	Reference Instrument	Liquidity Discount	10.000	—
Financials	6,336	Comparable Companies	EBITDA	6.400x	—
Industrials	5,361	Discounted Cash Flow	Discount Rate	14.250	—
Utilities	1,399	Indicative Market Quotation	Broker Quote	$41.500	—
Warrants
Industrials	189	Comparable Companies	EBITDA	11.400x/9.400x	—
Information Technology	8,333	Comparable Companies	EBITDA	4.375x	—
Preferred Securities
Industrials	8,314	Comparable Companies	EBITDA	11.400x/9.400x	—
	2,399	Comparable Companies/Discounted Cash Flow	Book Value/Discount Rate	0.220x/20.260	—

Total	$74,367

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	73

Schedule of Investments	PIMCO Strategic Income Fund, Inc.

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 257.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 15.7%

Caesars Resort Collection LLC
4.604% (LIBOR03M + 4.500%) due 07/21/2025 ~	$2,671	$2,683

Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~	19	19

Cornerstone Building Brands, Inc.
3.750% (LIBOR03M + 3.250%) due 04/12/2028 ~	19	19

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~	811	812

Envision Healthcare Corp.
3.854% (LIBOR03M + 3.750%) due 10/10/2025 ~	8,401	7,214

Forbes Energy Services LLC
TBD% due 07/13/2021 «	80	6

Instant Brands Holdings, Inc
5.750% (LIBOR03M + 5.000%) due 04/12/2028 «~	2,977	2,970

Intelsat Jackson Holdings S.A.
3.600% - 5.618% (LIBOR03M + 5.500%) due 07/13/2022 ~	15	16
8.000% (PRIME + 4.750%) due 11/27/2023 ~	10	10

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~	429	428

Lealand Finance Company B.V.
3.096% (LIBOR03M + 3.000%) due 06/30/2024 «~	28	18

Lealand Finance Company B.V. (1.093% Cash and 3.000% PIK)
4.093% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)	182	84

MH Sub LLC
3.604% (LIBOR03M + 3.500%) due 09/13/2024 ~	58	58

Ortho-Clinical Diagnostics S.A.
3.089% (LIBOR03M + 3.000%) due 06/30/2025 ~	186	186

Padagis LLC
TBD% due 06/30/2028	5,576	5,520

PUG LLC
3.604% (LIBOR03M + 3.500%) due 02/12/2027 ~	16	15

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~	162	164
11.750% (LIBOR03M + 10.750%) due 04/28/2024 ~	8,329	8,236

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~	2,500	2,643

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~	62	62

SS&C Technologies, Inc.
1.854% (LIBOR03M + 1.750%) due 04/16/2025 ~	90	89

Summer (BC) Holdco B S.a.r.l.
4.884% (LIBOR03M + 4.750%) due 12/04/2026 ~	1,507	1,509

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~	5,838	5,793

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~	3,092	3,010

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~	205	206

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Univision Communications, Inc.
2.854% (LIBOR03M + 2.750%) due 03/15/2024 ~		$1,842	$1,841

Victoria’s Secret & Co.
TBD% due 06/30/2028		2,200	2,178

Westmoreland Coal Company (15.000% PIK)
15.000% due 03/15/2029 «~(d)		6	1

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~		1	1

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		17	17

Total Loan Participations and Assignments (Cost $44,453)			45,808

CORPORATE BONDS & NOTES 67.2%

BANKING & FINANCE 17.0%

Ally Financial, Inc.
8.000% due 11/01/2031		3	4

Ambac LSNI LLC
6.000% due 02/12/2023 •		271	271

American Assets Trust LP
3.375% due 02/01/2031 (l)		600	619

American Homes 4 Rent LP
2.375% due 07/15/2031 (c)		100	98
3.375% due 07/15/2051 (c)		100	98

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	2,100	2,533
3.625% due 09/24/2024		1,300	1,610
5.375% due 01/18/2028 •		100	98
8.000% due 01/22/2030 •		304	331
10.500% due 07/23/2029		960	1,287

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	400	108

Bank of Ireland Group PLC
6.000% due 09/01/2025 •(i)(j)	EUR	876	1,157

Bank of Nova Scotia
4.900% due 06/04/2025 •(i)(j)(l)		$1,811	1,992

Barclays PLC
6.375% due 12/15/2025 •(i)(j)	GBP	200	310
7.125% due 06/15/2025 •(i)(j)		900	1,425
7.875% due 03/15/2022 •(i)(j)		$200	209

BGC Partners, Inc.
3.750% due 10/01/2024 (l)		400	423

BNP Paribas S.A.
4.625% due 02/25/2031 •(i)(j)(l)		1,900	1,983

CBL & Associates LP
5.950% due 12/15/2026 ^(e)		53	30

Corestate Capital Holding S.A.
3.500% due 04/15/2023	EUR	600	619

Credit Suisse Group AG
3.091% due 05/14/2032 •(l)		$1,300	1,342
3.869% due 01/12/2029 •(l)		300	331
4.194% due 04/01/2031 •(l)		1,550	1,743
6.375% due 08/21/2026 •(i)(j)(l)		600	669
7.500% due 07/17/2023 •(i)(j)(l)		200	218

Deutsche Bank AG
3.035% due 05/28/2032 •(k)(l)		1,450	1,478

Erste Group Bank AG
4.250% due 10/15/2027 •(i)(j)	EUR	1,000	1,272

Essential Properties LP
2.950% due 07/15/2031		$100	100

Fairfax Financial Holdings Ltd.
4.230% due 06/14/2029	CAD	100	87
4.850% due 04/17/2028 (l)		$100	115

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (l)		2,900	2,890

Ford Motor Credit Co. LLC
2.748% due 06/14/2024	GBP	100	140

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (l)		$100	104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
4.600% due 12/17/2030 •(i)(j)(l)		$200	$208
5.875% due 09/28/2026 •(i)(j)	GBP	400	622
6.000% due 05/22/2027 •(i)(j)(l)		$600	667

ING Groep NV
5.750% due 11/16/2026 •(i)(j)(l)		200	222

MPT Operating Partnership LP
3.500% due 03/15/2031 (l)		1,000	1,011

Natwest Group PLC
4.600% due 06/28/2031 •(i)(j)		800	806
8.000% due 08/10/2025 •(i)(j)(l)		300	356

Newmark Group, Inc.
6.125% due 11/15/2023 (l)		52	57

Owl Rock Capital Corp.
2.625% due 01/15/2027 (l)		2,200	2,208

Pinnacol Assurance
8.625% due 06/25/2034 «(k)		2,600	3,320

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (l)		2,000	2,067

Sitka Holdings LLC
4.643% due 07/06/2026 •(c)		282	282

Societe Generale S.A.
2.889% due 06/09/2032 •(l)		400	405
7.375% due 10/04/2023 •(i)(j)		200	219

Standard Chartered PLC
4.750% due 01/14/2031 •(i)(j)		1,000	1,030

STORE Capital Corp.
2.750% due 11/18/2030 (l)		200	202

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	94	170
5.661% due 10/13/2041		98	182
5.744% due 04/13/2040		107	199
5.801% due 10/13/2040		452	841

UBS Group AG
5.125% due 07/29/2026 •(i)(j)		$200	218

UniCredit SpA
7.830% due 12/04/2023 (l)		2,240	2,597

Uniti Group LP
4.750% due 04/15/2028 (l)		1,800	1,801
6.500% due 02/15/2029 (l)		469	471
7.125% due 12/15/2024		274	284
7.875% due 02/15/2025 (l)		2,954	3,171

			49,310

INDUSTRIALS 42.9%

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029 (l)		1,922	2,131

Altice Financing S.A.
7.500% due 05/15/2026 (l)		1,350	1,407

American Airlines Pass-Through Trust
3.000% due 04/15/2030 (l)		159	162
3.375% due 11/01/2028 (l)		1,123	1,118
3.575% due 07/15/2029 (l)		393	401
3.700% due 04/01/2028 (l)		651	663

Associated Materials LLC
9.000% due 09/01/2025 (l)		1,042	1,107

Boeing Co.
3.250% due 02/01/2035 (l)		100	101
3.600% due 05/01/2034 (l)		200	211
5.150% due 05/01/2030 (l)		331	392
5.705% due 05/01/2040 (l)		586	756
5.805% due 05/01/2050 (l)		557	751
5.930% due 05/01/2060 (l)		878	1,215
6.125% due 02/15/2033 (l)		716	908

Bombardier, Inc.
6.000% due 10/15/2022 (l)		2,849	2,858
6.125% due 01/15/2023 (l)		2,000	2,110
7.125% due 06/15/2026		2,051	2,150
7.500% due 12/01/2024 (l)		430	450
7.500% due 03/15/2025		6	6
7.875% due 04/15/2027 (l)		1,296	1,346

British Airways Pass-Through Trust
3.300% due 06/15/2034 (l)		193	197
3.800% due 03/20/2033		83	87

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Broadcom, Inc.
2.450% due 02/15/2031 (l)		$1,400	$1,377
2.600% due 02/15/2033 (l)		900	881
3.419% due 04/15/2033 (l)		600	631
3.469% due 04/15/2034 (l)		2,400	2,541
3.500% due 02/15/2041 (l)		800	819
3.750% due 02/15/2051 (l)		300	314
4.150% due 11/15/2030 (l)		200	225
4.300% due 11/15/2032 (l)		800	912
5.000% due 04/15/2030 (l)		1,000	1,181

Cameron LNG LLC
3.402% due 01/15/2038 (l)		100	106

CCO Holdings LLC
4.500% due 08/15/2030		72	75
4.750% due 03/01/2030		80	85

Cellnex Finance Co. S.A.
3.875% due 07/07/2041 (c)		800	799

Centene Corp.
2.450% due 07/15/2028 (c)		3,000	3,044

Charter Communications Operating LLC
3.500% due 06/01/2041 (l)		500	504
3.850% due 04/01/2061		300	295
3.900% due 06/01/2052 (l)		2,900	2,961
4.400% due 12/01/2061 (l)		4,600	4,952
4.800% due 03/01/2050		105	121

Community Health Systems, Inc.
5.625% due 03/15/2027 (l)		1,610	1,721
8.000% due 03/15/2026 (l)		294	317

Connect Finco SARL
6.750% due 10/01/2026		28	30

Corning, Inc.
5.450% due 11/15/2079		36	51

CoStar Group, Inc.
2.800% due 07/15/2030 (l)		582	592

CVS Pass-Through Trust
7.507% due 01/10/2032 (l)		661	838

Delta Air Lines, Inc.
7.375% due 01/15/2026 (l)		1,320	1,550

Elastic NV
4.125% due 07/15/2029 (c)		900	900

Energy Transfer LP
5.300% due 04/01/2044 (l)		100	116

Envision Healthcare Corp.
8.750% due 10/15/2026 (l)		1,959	1,376

EQM Midstream Partners LP
4.500% due 01/15/2029 (l)		800	815
4.750% due 01/15/2031 (l)		3,000	3,095

Exela Intermediate LLC
10.000% due 07/15/2023 (l)		65	43

Ferroglobe PLC
9.375% due 03/01/2022 (l)		650	683

Frontier Finance PLC
8.000% due 03/23/2022	GBP	488	691

Full House Resorts, Inc.
8.250% due 02/15/2028		$213	233

Gazprom OAO Via Gaz Capital S.A.
8.625% due 04/28/2034 (l)		1,710	2,556

Hyatt Hotels Corp.
3.135% (US0003M + 3.000%) due 09/01/2022 ~(l)		1,500	1,506

iHeartCommunications, Inc.
6.375% due 05/01/2026 (l)		617	658

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050 (l)		400	453

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)(l)		105	35

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)(l)		1,970	1,130
8.000% due 02/15/2024 (l)		60	62
8.500% due 10/15/2024 ^(e)(l)		4,184	2,484
9.750% due 07/15/2025 ^(e)(l)		4,167	2,434

Jaguar Land Rover Automotive PLC
7.750% due 10/15/2025 (l)		1,400	1,541

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Las Vegas Sands Corp.
3.900% due 08/08/2029		$100	$107

Lundin Energy Finance BV
2.000% due 07/15/2026 (l)		400	401
3.100% due 07/15/2031 (l)		200	202

Mileage Plus Holdings LLC
6.500% due 06/20/2027 (l)		600	661

NCL Corp. Ltd.
10.250% due 02/01/2026 (l)		2,628	3,062

Nissan Motor Co. Ltd.
3.522% due 09/17/2025 (l)		200	214
4.345% due 09/17/2027 (l)		2,000	2,200
4.810% due 09/17/2030 (l)		5,000	5,650

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (d)		54	60

Oracle Corp.
3.850% due 04/01/2060 (l)		100	106
4.100% due 03/25/2061 (k)(l)		300	333

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025		11	12

Petroleos Mexicanos
2.750% due 04/21/2027 (l)	EUR	4,038	4,479
5.350% due 02/12/2028 (l)		$326	321
5.950% due 01/28/2031 (l)		1,100	1,070
6.490% due 01/23/2027		40	42
6.500% due 03/13/2027 (l)		612	647
6.750% due 09/21/2047		20	18
6.840% due 01/23/2030 (l)		610	629
6.950% due 01/28/2060 (l)		150	133
7.690% due 01/23/2050		60	58

Platin 1426 GmbH
6.875% due 06/15/2023	EUR	200	239

Qatar Petroleum
3.125% due 07/12/2041 (c)		$2,800	2,790
3.300% due 07/12/2051 (c)		2,600	2,600

Rolls-Royce PLC
3.625% due 10/14/2025		200	203
4.625% due 02/16/2026	EUR	200	259

Sands China Ltd.
3.800% due 01/08/2026 (l)		$400	429
5.125% due 08/08/2025 (l)		200	224
5.400% due 08/08/2028 (l)		2,198	2,555

Santos Finance Ltd.
3.649% due 04/29/2031 (l)		500	512

Spirit AeroSystems, Inc.
3.950% due 06/15/2023 (l)		1,360	1,370

Syngenta Finance NV
5.182% due 04/24/2028 (l)		200	229

Tencent Holdings Ltd.
3.680% due 04/22/2041 (l)		300	322
3.840% due 04/22/2051 (l)		1,200	1,295
3.940% due 04/22/2061 (l)		800	886

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021 (l)		64	65

Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		838	913
5.750% due 09/30/2039 (l)		2,137	2,483

TransDigm, Inc.
5.500% due 11/15/2027		20	21

Transocean Pontus Ltd.
6.125% due 08/01/2025 (l)		58	59

Transocean, Inc.
7.250% due 11/01/2025		120	105
8.000% due 02/01/2027		38	32

Triumph Group, Inc.
6.250% due 09/15/2024		12	12

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		109	110

U.S. Renal Care, Inc.
10.625% due 07/15/2027		2,798	2,945

UAL Pass-Through Trust
6.636% due 01/02/2024 (l)		966	1,002

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (l)		200	217

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Airlines Pass-Through Trust
3.100% due 01/07/2030		$82	$86
4.150% due 02/25/2033		84	93
5.875% due 04/15/2029 (l)		2,855	3,174

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (d)		17	17

Vale Overseas Ltd.
6.875% due 11/21/2036		26	36
6.875% due 11/10/2039		25	35

Vale S.A.
0.000% due 12/29/2049 (i)	BRL	50,000	5,970

VeriSign, Inc.
2.700% due 06/15/2031 (l)		$100	102

Victoria’s Secret & Co.
4.625% due 07/15/2029 (c)		1,200	1,200

Viking Cruises Ltd.
13.000% due 05/15/2025		100	118

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	400	479

Windstream Escrow LLC
7.750% due 08/15/2028		$50	52

Wolverine Escrow LLC
8.500% due 11/15/2024		2,996	2,912

			124,816

UTILITIES 7.3%

AT&T, Inc.
3.500% due 06/01/2041 (l)		345	359
3.650% due 06/01/2051 (l)		412	429
3.850% due 06/01/2060 (l)		625	660

Edison International
5.750% due 06/15/2027		24	27

FEL Energy SARL
5.750% due 12/01/2040 (l)		1,293	1,375

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (l)		5,600	6,180

Lumen Technologies, Inc.
4.000% due 02/15/2027		96	98

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(l)		457	454

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (d)		1,129	1,164

Pacific Gas & Electric Co.
3.000% due 06/15/2028 (l)		800	805
3.250% due 06/01/2031 (l)		1,442	1,420
3.500% due 08/01/2050 (l)		574	512
3.750% due 08/15/2042		100	91
3.950% due 12/01/2047 (l)		300	280
4.000% due 12/01/2046 (l)		200	188
4.200% due 06/01/2041		100	99
4.300% due 03/15/2045		100	96
4.450% due 04/15/2042		160	159
4.500% due 07/01/2040 (l)		708	710
4.550% due 07/01/2030 (l)		1,273	1,363
4.600% due 06/15/2043 (l)		100	100
4.750% due 02/15/2044 (l)		600	609
4.950% due 07/01/2050 (l)		765	788

Petrobras Global Finance BV
6.750% due 06/03/2050 (l)		600	702

Rio Oil Finance Trust
9.250% due 07/06/2024 (l)		394	437
9.750% due 01/06/2027 (l)		615	728

S.A. Global Sukuk Ltd.
1.602% due 06/17/2026 (l)		600	600
2.694% due 06/17/2031 (l)		600	608

Southern California Edison Co.
4.875% due 03/01/2049 (l)		100	119
6.650% due 04/01/2029		36	45

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (l)		60	60

			21,265

Total Corporate Bonds & Notes (Cost $186,791)			195,391

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	75

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.3%

BANKING & FINANCE 0.3%

Corestate Capital Holding S.A.
1.375% due 11/28/2022	EUR	700	$705

Total Convertible Bonds & Notes (Cost $692)			705

MUNICIPAL BONDS & NOTES 1.6%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		$60	70

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		15	19
7.350% due 07/01/2035		10	13

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		55	64

			166

PUERTO RICO 0.5%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(e)		1,900	1,577

WEST VIRGINIA 1.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		25,300	2,836

Total Municipal Bonds & Notes (Cost $3,807)			4,579

U.S. GOVERNMENT AGENCIES 116.3%

Fannie Mae
1.109% due 12/25/2042 ~(a)		3,729	124
1.889% due 08/25/2054 ~(a)(l)		7,747	541
2.400% due 03/01/2032 •		60	61
2.500% due 12/25/2027 - 01/25/2051 (a)		2,248	165
2.510% due 09/01/2028 •		2	2
2.570% due 12/01/2028 •		13	13
2.575% due 11/01/2027 •		9	9
3.000% due 06/25/2050 (a)		1,533	205
3.500% due 07/25/2036 (a)(l)		5,022	603
3.500% due 07/25/2042 - 12/25/2049 (a)		591	67
4.000% due 06/25/2050 (a)		967	150
4.250% due 11/25/2024		127	130
4.500% due 07/25/2040 (l)		606	658
5.000% due 01/25/2038 (l)		3,937	4,502
5.000% due 07/25/2038		106	122
5.115% due 12/25/2042 ~		22	24
5.314% due 02/25/2042 ~		346	383
5.500% due 07/25/2024		3	3
5.500% due 11/25/2032 - 04/25/2035 (l)		4,200	4,787
5.634% due 10/25/2042 ~		9	10
5.750% due 06/25/2033		16	18
5.807% due 08/25/2043		1,039	1,176
5.842% due 07/25/2029 •(l)		660	731
5.863% due 06/25/2043 •(a)		14	2
5.909% due 10/25/2049 •(a)(l)		9,089	2,009
5.959% due 02/25/2049 •(a)		267	34
6.000% due 09/25/2031 - 01/25/2044		848	976
6.009% due 07/25/2050 •(a)(l)		1,737	275
6.082% due 10/25/2042 ~		243	280
6.500% due 06/25/2023 - 11/01/2047		2,397	2,802
6.500% due 03/25/2032 - 04/01/2037 (l)		538	612
6.659% due 07/25/2041 •(a)		849	110
6.850% due 12/18/2027		6	7
7.000% due 06/18/2027 - 01/01/2047		867	996
7.000% due 09/25/2041 ~		280	308
7.500% due 10/25/2022 - 06/25/2044		719	848
7.500% due 06/19/2041 ~		71	84

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.700% due 03/25/2023	$3	$3
8.000% due 06/19/2041 ~	540	640
8.500% due 10/25/2021 - 06/25/2030	160	182
9.496% due 07/15/2027	1	1

Freddie Mac
0.000% due 02/25/2046 (b)(h)	1,200	1,080
0.100% due 02/25/2046 (a)	1,202	0
1.919% due 05/15/2038 •(a)	3,568	176
2.067% due 08/15/2036 ~(a)	1,887	94
2.079% due 11/25/2045 ~(a)	5,336	610
2.081% due 11/15/2038 ~(a)(l)	14,172	920
2.158% due 04/01/2033 •	1	1
2.262% due 12/01/2026 •	3	3
3.000% due 11/25/2050 (a)(l)	11,792	1,526
3.000% due 01/25/2051 (a)	670	92
3.500% due 05/25/2050 (a)	755	128
4.240% due 11/15/2048 •(a)(l)	10,047	934
4.500% due 06/25/2050 (a)	1,187	160
4.624% due 07/15/2035 •(l)	3,500	3,572
5.000% due 02/15/2024	2	2
5.051% due 07/25/2032 ~	82	92
5.242% due 10/25/2029 •(l)	650	705
5.500% due 04/01/2039 - 06/15/2041 (l)	3,143	3,648
5.909% due 04/25/2048 - 11/25/2049 •(a)(l)	36,797	7,289
6.000% due 12/15/2028 - 03/15/2035	385	429
6.000% due 02/15/2032 (l)	939	1,092
6.059% due 05/25/2050 •(a)	1,006	178
6.500% due 08/01/2021 - 09/01/2047	2,591	3,044
6.500% due 06/15/2031 - 07/15/2032 (l)	1,691	1,987
6.500% due 09/25/2043 ~	40	49
6.900% due 09/15/2023	52	55
7.000% due 05/15/2023 - 10/25/2043	767	881
7.000% due 03/15/2029 - 09/01/2036 (l)	1,352	1,553
7.500% due 05/15/2024 - 02/25/2042	276	298
7.500% due 04/01/2028 - 03/01/2037 (l)	649	727
7.642% due 12/25/2027 •	1,582	1,723
8.000% due 08/15/2022 - 04/15/2030	90	100
10.842% due 03/25/2025 •	298	299

Ginnie Mae
5.957% due 08/20/2049 - 09/20/2049 •(a)(l)	87,471	15,150
6.000% due 04/15/2029 - 12/15/2038	126	143
6.000% due 07/15/2037 - 11/15/2038 (l)	706	806
6.107% due 06/20/2047 •(a)(l)	8,777	1,603
6.500% due 11/20/2024 - 10/20/2038	37	38
6.500% due 04/15/2032 - 05/15/2032 (l)	236	267
7.000% due 04/15/2024 - 06/15/2026	20	20
7.500% due 06/15/2023 - 03/15/2029	366	377
8.500% due 05/15/2022 - 02/15/2031	8	8

Ginnie Mae, TBA
4.000% due 08/01/2051	20,000	21,408

Small Business Administration
4.625% due 02/01/2025	39	41
5.510% due 11/01/2027	138	150
5.780% due 08/01/2027	10	11
5.820% due 07/01/2027	13	14

Uniform Mortgage-Backed Security
4.000% due 06/01/2047 - 11/01/2047	95	101
4.000% due 09/01/2047 - 06/01/2048 (l)	10,295	11,040
4.500% due 09/01/2023 - 08/01/2041	169	185
6.000% due 12/01/2032 - 06/01/2040 (l)	3,022	3,563

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 12/01/2032 - 02/01/2033		$50	$57
6.500% due 09/01/2028 - 02/01/2038		870	995
6.500% due 12/01/2036 (l)		182	215
7.500% due 05/01/2022		4	4
8.000% due 12/01/2022 - 06/01/2032		113	122

Uniform Mortgage-Backed Security, TBA
2.000% due 09/01/2036		17,200	17,693
2.500% due 07/01/2051 - 09/01/2051		62,900	64,799
3.000% due 08/01/2051 - 09/01/2051		29,100	30,289
3.500% due 08/01/2051		50,000	52,665
4.000% due 08/01/2051 - 09/01/2051		53,500	57,021

Vendee Mortgage Trust
6.500% due 03/15/2029		66	71
6.750% due 02/15/2026 - 06/15/2026		44	48
7.500% due 09/15/2030		1,273	1,514

Total U.S. Government Agencies (Cost $336,624)			338,518

NON-AGENCY MORTGAGE-BACKED SECURITIES 26.4%

Adjustable Rate Mortgage Trust
2.597% due 07/25/2035 ~		258	259
2.867% due 08/25/2035 ~		257	255

Banc of America Mortgage Trust
2.582% due 02/25/2035 ~		9	9

Bancorp Commercial Mortgage Trust
3.823% due 08/15/2032 •		3,300	2,872

BCAP LLC Trust
0.499% due 07/26/2036 ~		211	193

Bear Stearns ALT-A Trust
3.389% due 08/25/2036 ^~		242	160

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~		2,574	2,584
6.023% due 12/11/2040 ~		792	755

Citigroup Commercial Mortgage Trust
5.699% due 12/10/2049 ~		1,223	669

Citigroup Mortgage Loan Trust, Inc.
7.000% due 09/25/2033		1	1

Commercial Mortgage Loan Trust
6.173% due 12/10/2049 ~		3,425	1,474

Countrywide Alternative Loan Trust
0.302% due 07/25/2046 ^•(l)		1,263	1,183

Countrywide Home Loan Mortgage Pass-Through Trust
0.732% due 03/25/2035 •(l)		960	881
1.962% due 03/25/2046 ^•		1,498	962
3.002% due 08/25/2034 ~		267	266

Countrywide Home Loan Reperforming REMIC Trust
7.500% due 11/25/2034		441	463
7.500% due 06/25/2035 ^		88	93

Credit Suisse Commercial Mortgage Trust
5.457% due 02/15/2040 ~		2,175	314

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
7.000% due 02/25/2034		290	298

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 03/25/2036 ^		805	279

Eurosail PLC
1.684% due 09/13/2045 •	GBP	1,582	2,110
2.334% due 09/13/2045 •		1,130	1,519
3.934% due 09/13/2045 •		960	1,421

Extended Stay America Trust
2.925% due 07/15/2038 •(c)		$5,804	5,862

GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •	EUR	1,067	1,123

GMAC Mortgage Corp. Loan Trust
3.070% due 08/19/2034 ~		$20	19

GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~		2,600	2,543

GSAA Home Equity Trust
6.000% due 04/01/2034		654	704

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSMPS Mortgage Loan Trust
7.000% due 06/25/2043		$1,538	$1,741
7.500% due 06/19/2027 ~		18	18
8.000% due 09/19/2027 ~		357	357

GSR Mortgage Loan Trust
0.422% due 12/25/2034 •		144	140
1.840% due 03/25/2033 •		1	1
6.500% due 01/25/2034		39	41

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •	EUR	313	344

JP Morgan Chase Commercial Mortgage Securities Trust
1.323% due 12/15/2036 •		$2,700	2,664
5.623% due 05/12/2045		44	36

JP Morgan Mortgage Trust
2.734% due 10/25/2036 ^~		976	904
5.500% due 08/25/2022 ^		2	2
5.500% due 06/25/2037 ^		64	65

MASTR Adjustable Rate Mortgages Trust
2.978% due 10/25/2034 ~		424	426

MASTR Alternative Loan Trust
6.250% due 07/25/2036		271	222
6.500% due 03/25/2034		556	563
7.000% due 04/25/2034		23	23

MASTR Reperforming Loan Trust
7.000% due 05/25/2035		2,860	2,615
7.500% due 07/25/2035		1,474	1,397

MFA Trust
3.661% due 01/26/2065 ~		300	304

Morgan Stanley Bank of America Merrill Lynch Trust
4.384% due 12/15/2046		4,436	4,667

Morgan Stanley Resecuritization Trust
2.730% due 12/26/2046 ~		7,444	6,816

Motel 6 Trust
7.000% due 08/15/2024 •		1,516	1,481

NAAC Reperforming Loan REMIC Trust
7.000% due 10/25/2034 ^		684	686
7.500% due 03/25/2034 ^(l)		1,927	1,985
7.500% due 10/25/2034 ^(l)		2,051	2,070

Newgate Funding PLC
0.702% due 12/15/2050 •	EUR	1,574	1,846
0.952% due 12/15/2050 •		1,574	1,824
1.081% due 12/15/2050 •	GBP	2,168	2,968
1.331% due 12/15/2050 •		1,781	2,438

RBSSP Resecuritization Trust
0.000% due 12/26/2036 ~		$5,363	2,883
6.000% due 02/26/2037 ~		2,699	2,135

Residential Accredit Loans, Inc. Trust
6.000% due 08/25/2035 ^		1,133	1,120

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		257	285
8.500% due 11/25/2031		639	489

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^		2,377	1,684

WaMu Mortgage Pass-Through Certificates Trust
2.744% due 05/25/2035 ~		94	98

Washington Mutual Mortgage Pass-Through Certificates Trust
7.000% due 03/25/2034		78	83
7.500% due 04/25/2033		161	166

Total Non-Agency Mortgage-Backed Securities (Cost $73,942)			76,858

ASSET-BACKED SECURITIES 7.0%

Access Financial Manufactured Housing Contract Trust
7.650% due 07/15/2021		200	5

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.617% due 11/25/2032 ^•		39	0

Bear Stearns Asset-Backed Securities Trust
0.500% due 09/25/2034 •		268	259

Conseco Finance Corp.
6.530% due 02/01/2031 ~		81	77

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		1,464	615

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
0.292% due 06/25/2037 ^•(l)		$1,830	$1,866
0.352% due 12/25/2036 ^•(l)		2,399	2,321

Countrywide Asset-Backed Certificates Trust
1.742% due 11/25/2034 •		2,297	2,117

Credit-Based Asset Servicing & Securitization LLC
4.875% due 12/25/2037 þ		116	117

ECAF Ltd.
4.947% due 06/15/2040		1,569	1,478

Encore Credit Receivables Trust
0.827% due 07/25/2035 •		576	567

Flagship Credit Auto Trust
0.000% due 12/15/2025 «(h)		12	1,744

Greenpoint Manufactured Housing
8.300% due 10/15/2026 ~		53	53

Madison Park Funding Ltd.
0.000% due 07/27/2047 ~		500	368

Marlette Funding Trust
0.000% due 12/15/2028 «(h)		6	557
0.000% due 04/16/2029 «(h)		10	839
0.000% due 07/16/2029 «(h)		7	794

National Collegiate Commutation Trust
0.000% due 03/25/2038 •		10,400	3,172

Oakwood Mortgage Investors, Inc.
0.303% due 06/15/2032 •		6	6

Residential Asset Mortgage Products Trust
8.500% due 12/25/2031		10	7

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(h)		5	1,847

SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 (h)		41	1,538

Total Asset-Backed Securities (Cost $34,031)			20,347

SOVEREIGN ISSUES 8.7%

Argentina Government International Bond
0.125% due 07/09/2030 þ		647	223
0.125% due 07/09/2035 þ		1,035	315
0.125% due 01/09/2038 þ(l)		4,388	1,659
0.125% due 07/09/2041 þ(l)		1,872	670
0.125% due 07/09/2046 þ		115	37
1.000% due 07/09/2029		269	103

Egypt Government International Bond
5.875% due 02/16/2031 (l)		3,000	2,923

Export-Import Bank of India
2.250% due 01/13/2031		3,320	3,084

Ghana Government International Bond
6.375% due 02/11/2027 (l)		323	325
7.875% due 02/11/2035 (l)		388	383

Panama Government International Bond
4.500% due 04/16/2050		3,000	3,414

Peru Government International Bond
6.900% due 08/12/2037	PEN	10,700	2,935

Romania Government International Bond
2.000% due 04/14/2033	EUR	7,500	8,842

South Africa Government International Bond
5.750% due 09/30/2049 (l)		$400	410

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		13	1
9.250% due 09/15/2027 ^(e)		171	18

Total Sovereign Issues (Cost $26,461)			25,342

		SHARES
COMMON STOCKS 3.7%

COMMUNICATION SERVICES 1.3%

Clear Channel Outdoor Holdings, Inc. (f)		291,816	770

iHeartMedia, Inc. ‘A’ (f)		68,102	1,834

iHeartMedia, Inc. ‘B’ «(f)		52,880	1,282

			3,886

ENERGY 0.2%

Noble Corp. (f)(k)		17,389	430

	SHARES	MARKET VALUE (000S)

Valaris Ltd. (f)	1,412	$41

		471

FINANCIALS 1.0%

Associated Materials Group, Inc. «(f)(k)	397,884	2,817

INDUSTRIALS 1.2%

Neiman Marcus Group Ltd. LLC «(f)(k)	32,851	3,630

Noble Corp. (f)	1,690	42

Westmoreland Mining Holdings LLC «(f)(k)	70	0

		3,672

Total Common Stocks (Cost $7,512)		10,846

WARRANTS 0.2%

INFORMATION TECHNOLOGY 0.2%

Windstream Holdings LLC - Exp. 09/21/2055 «	28,052	626

Total Warrants (Cost $130)		626

PREFERRED SECURITIES 8.3%

BANKING & FINANCE 8.2%

Capital Farm Credit ACA
5.000% due 03/15/2026 •(i)	1,300,000	1,352

Charles Schwab Corp.
4.000% due 06/01/2026 •(i)	1,700,000	1,777
4.000% due 12/01/2030 •(i)	100,000	102

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(i)	1,000,000	1,086

Nationwide Building Society
10.250% ~	36,440	9,477

Stichting AK Rabobank Certificaten
2.188% due 12/29/2049 þ(i)	5,213,100	8,337

Wells Fargo & Co.
3.900% due 03/15/2026 •(i)	1,700,000	1,761

		23,892

INDUSTRIALS 0.1%

General Electric Co.
3.449% (US0003M + 3.330%) due 09/15/2021 ~(i)	139,000	136

Total Preferred Securities (Cost $20,583)		24,028

REAL ESTATE INVESTMENT TRUSTS 0.7%

REAL ESTATE 0.7%

Uniti Group, Inc.	73,539	779

VICI Properties, Inc.	44,227	1,372

Total Real Estate Investment Trusts (Cost $1,133)		2,151

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.5%

U.S. TREASURY BILLS 0.7%
0.018% due 07/06/2021 - 07/22/2021 (g)(h)(n)(p)	$2,011	2,011

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	77

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 0.8%
0.006% due 08/12/2021 - 09/07/2021 (c)(g)(h)(n)(p)	$2,433	2,433

Total Short-Term Instruments (Cost $4,444)		4,444

Total Investments in Securities (Cost $740,603)		749,643

Total Investments 257.6% (Cost $740,603)		$749,643

Financial Derivative Instruments (m)(o) 0.4% (Cost or Premiums, net $9,362)		1,280

Other Assets and Liabilities, net (158.0)%		(459,934)

Net Assets 100.0%		$290,989

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Associated Materials Group, Inc.	08/24/2020	$2,527	$2,817	0.97%
Deutsche Bank AG 3.035% due 05/28/2032	05/25/2021 - 06/16/2021	1,454	1,478	0.51
Neiman Marcus Group Ltd. LLC	09/25/2020	1,058	3,630	1.25
Noble Corp.	02/05/2021 - 02/27/2021	218	430	0.15
Oracle Corp. 4.100% due 03/25/2061	06/17/2021 - 07/08/2021	330	333	0.11
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	2,600	3,320	1.14
Westmoreland Mining Holdings LLC	03/26/2019	0	0	0.00

		$8,187	$12,008	4.13%

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	0.250%	06/02/2021	07/02/2021		$	(9,241)	$(9,243)
	0.280	07/02/2021	08/06/2021			(9,367)	(9,367)
BPS	(0.250)	04/19/2021	07/19/2021		EUR	(3,346)	(3,965)
	0.080	06/30/2021	07/14/2021		$	(3,720)	(3,720)
	0.130	06/21/2021	07/26/2021			(10,345)	(10,345)
	0.230	06/08/2021	07/08/2021			(7,116)	(7,117)
	0.350	05/03/2021	08/06/2021			(2,408)	(2,409)
	0.350	05/24/2021	08/27/2021			(5,944)	(5,947)
	0.350	05/28/2021	08/31/2021			(1,942)	(1,942)
	0.350	06/23/2021	08/09/2021			(1,616)	(1,616)
	0.350	06/23/2021	09/24/2021			(6,627)	(6,627)
	0.350	06/28/2021	07/28/2021			(2,057)	(2,057)
	0.350	06/28/2021	09/27/2021			(6,860)	(6,860)
	0.380	04/30/2021	08/03/2021			(2,941)	(2,943)
	0.450	06/28/2021	09/27/2021			(1,568)	(1,568)
	0.500	04/30/2021	08/03/2021			(600)	(601)
	0.500	05/24/2021	08/27/2021			(4,015)	(4,017)
	0.500	05/28/2021	08/31/2021			(2,695)	(2,696)
	0.500	06/01/2021	09/03/2021			(192)	(192)
	0.500	06/04/2021	07/09/2021			(2,423)	(2,424)
	0.540	04/13/2021	07/14/2021			(3,924)	(3,928)
	0.540	06/30/2021	07/14/2021			(1,761)	(1,762)
	0.550	04/13/2021	07/14/2021			(3,148)	(3,151)
	0.550	06/23/2021	09/24/2021			(495)	(495)
	0.560	05/28/2021	08/31/2021			(1,424)	(1,425)
	0.560	06/01/2021	09/03/2021			(592)	(592)
	0.560	06/04/2021	07/09/2021			(190)	(190)
	0.580	05/24/2021	08/27/2021			(3,634)	(3,637)
	0.591	06/22/2021	07/27/2021			(16,665)	(16,667)
	0.910	05/11/2021	08/16/2021			(3,351)	(3,356)
	0.925	05/06/2021	08/04/2021			(1,003)	(1,005)
	0.926	05/05/2021	08/03/2021			(5,105)	(5,112)
BRC	0.480	06/09/2021	07/19/2021			(1,130)	(1,131)
	0.560	06/09/2021	09/10/2021			(2,348)	(2,349)
	0.626	05/03/2021	08/06/2021			(3,124)	(3,127)
CEW	0.500	04/07/2021	07/09/2021			(5,346)	(5,352)
CIB	0.080	06/07/2021	07/08/2021			(2,597)	(2,598)
	0.090	04/14/2021	07/14/2021			(14,497)	(14,500)
	0.530	06/04/2021	07/09/2021			(6,143)	(6,145)
	0.530	06/22/2021	07/27/2021			(1,648)	(1,649)
	0.530	06/30/2021	08/04/2021			(4,440)	(4,440)
CIW	0.320	07/01/2021	09/01/2021			(3,945)	(3,945)
JML	0.450	05/24/2021	07/23/2021			(2,375)	(2,376)
	0.450	05/25/2021	07/26/2021			(320)	(321)
	0.500	05/25/2021	07/26/2021			(539)	(539)
	0.550	05/25/2021	07/26/2021			(1,925)	(1,926)
SOG	0.330	07/06/2021	10/06/2021			(1,610)	(1,610)
	0.350	06/24/2021	09/24/2021			(720)	(720)
	0.370	04/05/2021	07/06/2021			(178)	(178)
	0.370	05/07/2021	07/06/2021			(1,339)	(1,340)
	0.370	06/23/2021	07/06/2021			(207)	(207)
	0.450	05/17/2021	08/20/2021			(876)	(876)
	0.450	07/01/2021	10/01/2021			(312)	(312)
TDM	0.250	03/01/2021	TBD	(2)		(3,132)	(3,135)
	0.400	03/23/2021	TBD	(2)		(821)	(822)
	0.560	03/01/2021	TBD	(2)		(3,567)	(3,573)
	0.620	03/01/2021	TBD	(2)		(1,280)	(1,283)
UBS	0.330	06/23/2021	09/21/2021			(97)	(97)
	0.350	05/04/2021	08/04/2021			(3,862)	(3,864)
	0.350	06/01/2021	09/01/2021			(2,590)	(2,591)
	0.350	06/09/2021	08/04/2021			(2,027)	(2,027)
	0.450	04/20/2021	07/21/2021			(1,655)	(1,657)
	0.450	05/04/2021	08/04/2021			(8,488)	(8,494)
	0.450	06/01/2021	09/01/2021			(343)	(343)
	0.450	06/23/2021	09/21/2021			(4,512)	(4,512)

Total Reverse Repurchase Agreements							$(215,015)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	79

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (7.1)%
Uniform Mortgage-Backed Security, TBA	2.000%	08/01/2051	$1,950	$(1,967)	$(1,965)
Uniform Mortgage-Backed Security, TBA	2.500	08/01/2051	18,200	(18,794)	(18,790)

Total Short Sales (7.1)%				$(20,761)	$(20,755)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(18,610)	$0	$(18,610)	$9,960	$(8,650)
BPS	0	(108,366)	0	(108,366)	122,626	14,260
BRC	0	(6,607)	0	(6,607)	7,878	1,271
CEW	0	(5,352)	0	(5,352)	6,180	828
CIB	0	(29,332)	0	(29,332)	31,686	2,354
CIW	0	(3,945)	0	(3,945)	4,134	189
JML	0	(5,162)	0	(5,162)	6,367	1,205
SOG	0	(5,243)	0	(5,243)	4,102	(1,141)
TDM	0	(8,813)	0	(8,813)	10,081	1,268
UBS	0	(23,585)	0	(23,585)	26,915	3,330

Total Borrowings and Other Financing Transactions	$0	$(215,015)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(43,702)	$(69,440)	$(8,813)	$(121,955)
U.S. Government Agencies	0	(55,624)	(8,572)	0	(64,196)
Non-Agency Mortgage-Backed Securities	0	0	(5,039)	0	(5,039)
Asset-Backed Securities	0	0	(3,429)	0	(3,429)
Sovereign Issues	0	(5,162)	0	0	(5,162)

Total Borrowings	$0	$(104,488)	$(86,480)	$(8,813)	$(199,781)

Payable for reverse repurchase agreements(4)					$(199,781)

(l)	Securities with an aggregate market value of $230,230 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(174,863) at a weighted average interest rate of 0.627%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(15,234) is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2021	485	$64,263	$458	$114	$0

Total Futures Contracts				$458	$114	$0

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	06/20/2026	1.108%	$	2,300	$(42)	$31	$(11)	$0	$(1)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.198	EUR	3,500	(381)	168	(213)	0	(5)
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	2.318		300	(27)	5	(22)	0	0

							$(450)	$204	$(246)	$0	$(6)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/15/2051	GBP	3,500	$270	$(173)	$97	$0	$0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	96,800	(34)	(101)	(135)	0	(5)
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022		4,100	0	(4)	(4)	0	0
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022		4,200	0	(4)	(4)	0	0
Pay	1-Year BRL-CDI	7.655	Maturity	01/02/2024		79,200	0	70	70	0	(38)
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	11,200	624	(28)	596	1	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		3,800	(534)	(197)	(731)	0	(17)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021	$	25,000	64	(238)	(174)	0	(1)
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	12/18/2022		101,000	49	(92)	(43)	0	(5)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2023		3,400	(76)	29	(47)	0	0
Receive(5)	3-Month USD-LIBOR	0.500	Semi-Annual	12/15/2023		85,300	(4)	0	(4)	0	(4)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		32,500	(1,241)	(1,130)	(2,371)	0	(5)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		14,000	46	(450)	(404)	0	(3)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		8,400	399	(806)	(407)	0	(3)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		74,346	(4,186)	576	(3,610)	88	0
Receive(5)	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		3,800	0	(42)	(42)	0	(5)
Receive(5)	3-Month USD-LIBOR	1.370	Semi-Annual	08/25/2028		11,363	0	(84)	(84)	0	(15)
Pay(5)	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		750	9	(1)	8	0	(1)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		65,000	5,159	3,359	8,518	128	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		4,500	(68)	125	57	10	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		4,805	28	153	181	0	(12)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		100,500	8,731	(2,317)	6,414	0	(268)
Receive(5)	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		19,500	(299)	(134)	(433)	0	(58)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		4,400	(32)	(224)	(256)	0	(29)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		4,100	(9)	18	9	0	(26)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		1,400	(5)	(33)	(38)	0	(9)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		17,500	36	2,653	2,689	0	(91)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		9,000	909	258	1,167	0	(49)
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	04/07/2051		3,500	0	253	253	0	(25)
Pay	3-Month USD-LIBOR	1.650	Semi-Annual	04/08/2051		14,600	0	(342)	(342)	105	0
Pay	3-Month ZAR-JIBAR	5.873	Quarterly	05/12/2026	ZAR	149,000	(3)	(1)	(4)	0	(32)
Pay	6-Month CZK-PRIBOR	1.800	Annual	05/17/2026	CZK	146,800	0	(24)	(24)	0	0
Receive	6-Month EUR-EURIBOR	0.260	Annual	09/06/2024	EUR	15,100	2	(441)	(439)	0	(6)
Pay	6-Month HUF-BBR	2.121	Annual	05/17/2026	HUF	2,037,400	0	(86)	(86)	4	0
Pay	28-Day MXN-TIIE	4.550	Lunar	03/01/2023	MXN	59,400	7	(73)	(66)	3	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/05/2023		39,200	(1)	(45)	(46)	2	0

							$9,841	$424	$10,265	$341	$(707)

Total Swap Agreements							$9,391	$628	$10,019	$341	$(713)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$114	$341	$455	$0	$0	$(713)	$(713)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	81

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

(n)

Securities with an aggregate market value of $4,376 and cash of $8,951 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2021	EUR	641		$782	$22	$0
	07/2021	MXN	740		37	0	0
	07/2021		$3	PEN	12	0	0

BPS	07/2021	EUR	7,849		$9,334	27	0
	07/2021	GBP	167		236	5	0
	07/2021	PEN	11,784		3,058	0	(5)
	07/2021		$161	EUR	135	0	(1)
	07/2021		371	GBP	267	0	(2)
	08/2021	PEN	609		$165	6	0

BRC	08/2021		$34	HUF	9,722	0	(1)

CBK	07/2021	PEN	7,640		$1,938	2	(49)
	07/2021		$4,051	PEN	15,535	61	(72)
	08/2021	PEN	2,817		$746	12	0
	08/2021		$203	PEN	807	7	0
	09/2021	PEN	707		$191	7	0
	09/2021		$171	PEN	665	2	0
	10/2021	PEN	89		$24	1	0
	10/2021		$96	PEN	369	0	0
	11/2021	MXN	2,029		$100	0	0

GLM	07/2021	GBP	17,855		25,242	543	0
	07/2021	PEN	890		224	0	(8)
	08/2021	HUF	60,185		209	6	0
	08/2021		$224	PEN	890	8	0

HUS	07/2021	EUR	375		$457	12	0
	07/2021	GBP	172		244	6	0
	07/2021		$901	EUR	757	0	(3)
	07/2021		24,812	GBP	17,927	0	(14)
	07/2021		128	PEN	496	1	0
	08/2021	GBP	17,927		$24,814	14	0
	09/2021		$29	PEN	114	1	0
	10/2021	PEN	95		$26	1	0
	12/2021		88		24	1	0

IND	09/2021		$1	CLP	921	0	0

JPM	07/2021		160	EUR	132	0	(3)
	08/2021	CZK	4,353		$209	7	0

MYI	07/2021	EUR	605		720	3	0
	07/2021		$3	PEN	12	0	0
	09/2021		11		44	0	0

SCX	07/2021	CAD	130		$105	0	0
	07/2021	EUR	19,986		24,450	752	0
	07/2021	PEN	758		198	3	(2)
	07/2021		$21	PEN	82	0	0

82	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2021	EUR	28,432		$33,740	$4	$0
	09/2021	PEN	923		241	1	0
	09/2021		$51	PEN	203	2	0
	12/2021	PEN	52		$14	1	0

TOR	08/2021	CAD	130		105	0	0

Total Forward Foreign Currency Contracts						$1,518	$(160)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 07/01/2051	$60.000	07/07/2021	13,600	$1	$0

Total Purchased Options					$1	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Pay	3-Month USD-LIBOR	1.670%	Semi-Annual	08/17/2028	$	15,200	$(11)	$61	$50	$0
	Pay	3-Month USD-LIBOR	1.620	Semi-Annual	08/25/2028		50,500	(19)	149	130	0

Total Swap Agreements								$(30)	$210	$180	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$22	$0	$0	$22	$0	$0	$0	$0	$22	$0	$22
BPS	38	0	0	38	(8)	0	0	(8)	30	0	30
BRC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
CBK	92	0	0	92	(121)	0	0	(121)	(29)	21	(8)
GLM	557	0	0	557	(8)	0	0	(8)	549	(390)	159
HUS	36	0	0	36	(17)	0	0	(17)	19	0	19
JPM	7	0	0	7	(3)	0	0	(3)	4	0	4
MYC	0	0	180	180	0	0	0	0	180	0	180
MYI	3	0	0	3	0	0	0	0	3	0	3
SCX	763	0	0	763	(2)	0	0	(2)	761	(600)	161

Total Over the Counter	$1,518	$0	$180	$1,698	$(160)	$0	$0	$(160)

(p)

Securities with an aggregate market value of $21 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	83

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$114	$114
Swap Agreements	0	0	0	0	341	341

	$0	$0	$0	$0	$455	$455

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,518	$0	$1,518
Swap Agreements	0	0	0	0	180	180

	$0	$0	$0	$1,518	$180	$1,698

	$0	$0	$0	$1,518	$635	$2,153

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$6	$0	$0	$707	$713

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$160	$0	$160

	$0	$6	$0	$160	$707	$873

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$270	$270
Swap Agreements	0	21	0	0	(288)	(267)

	$0	$21	$0	$0	$(18)	$3

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,721)	$0	$(4,721)
Purchased Options	0	0	0	0	(39)	(39)
Swap Agreements	0	24	0	0	225	249

	$0	$24	$0	$(4,721)	$186	$(4,511)

	$0	$45	$0	$(4,721)	$168	$(4,508)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$457	$457
Swap Agreements	0	204	0	0	2,079	2,283

	$0	$204	$0	$0	$2,536	$2,740

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,829	$0	$1,829
Purchased Options	0	0	0	0	12	12
Swap Agreements	0	(23)	0	0	209	186

	$0	$(23)	$0	$1,829	$221	$2,027

	$0	$181	$0	$1,829	$2,757	$4,767

84	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$7,698	$35,114	$2,996	$45,808
Corporate Bonds & Notes
Banking & Finance	196	45,794	3,320	49,310
Industrials	7,490	117,326	0	124,816
Utilities	0	21,265	0	21,265
Convertible Bonds & Notes
Banking & Finance	0	705	0	705
Municipal Bonds & Notes
Illinois	0	166	0	166
Puerto Rico	0	1,577	0	1,577
West Virginia	0	2,836	0	2,836
U.S. Government Agencies	0	338,518	0	338,518
Non-Agency Mortgage-Backed Securities	0	76,858	0	76,858
Asset-Backed Securities	0	14,566	5,781	20,347
Sovereign Issues	0	25,342	0	25,342
Common Stocks
Communication Services	2,604	0	1,282	3,886
Energy	471	0	0	471
Financials	0	0	2,817	2,817
Industrials	0	42	3,630	3,672
Warrants
Information Technology	0	0	626	626
Preferred Securities
Banking & Finance	0	23,892	0	23,892
Industrials	0	136	0	136
Real Estate Investment Trusts
Real Estate	2,151	0	0	2,151

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Short-Term Instruments
U.S. Treasury Bills	$0	$2,011	$0	$2,011
U.S. Treasury Cash Management Bills	0	2,433	0	2,433

Total Investments	$20,610	$708,581	$20,452	$749,643

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(20,755)	$0	$(20,755)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	455	0	455
Over the counter	0	1,698	0	1,698

	$0	$2,153	$0	$2,153

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(713)	0	(713)
Over the counter	0	(160)	0	(160)

	$0	$(873)	$0	$(873)

Total Financial Derivative Instruments	$0	$1,280	$0	$1,280

Totals	$20,610	$689,106	$20,452	$730,168

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2021:

Category and Subcategory	Beginning Balance at 06/30/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$10,757	$5,455	$(11,665)	$(16)	$(1,887)	$1,960	$0	$(1,608)	$2,996	$(58)
Corporate Bonds & Notes
Banking & Finance	2,890	0	0	0	0	430	0	0	3,320	430
Industrials	41	0	(32)	0	(41)	32	0	0	0	0
Non-Agency Mortgage-Backed Securities	1,829	0	(196)	18	104	69	0	(1,824)	0	0
Asset-Backed Securities	8,635	965	(1,992)	0	(2,148)	1,859	0	(1,538)	5,781	(1,258)
Common Stocks
Communication Services	2	992	0	0	0	288	0	0	1,282	288
Financials	0	2,527	0	0	0	290	0	0	2,817	290
Industrials	292	1,057	(706)	0	0	2,987	0	0	3,630	2,571
Real Estate	652	0	(652)	0	0	0	0	0	0
Warrants
Information Technology	0	129	0	0	0	497	0	0	626	497

Totals	$25,098	$11,125	$(15,243)	$2	$(3,972)	$8,412	$0	$(4,970)	$20,452	$2,760

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	85

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)	June 30, 2021

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$2,990	Third Party Vendor	Broker Quote	21.500-99.750	99.509
	6	Waterfall Recoverability	Recovery Value	7.792	—
Corporate Bonds & Notes
Banking & Finance	3,320	Discounted Cash Flow	Discount Rate	4.530	—
Asset-Backed Securities	5,781	Proxy Pricing	Base Price	8,500.000-41,050.000	21,257.749
Common Stocks
Communication Services	1,282	Reference Instrument	Liquidity Discount	10.000	—
Financials	2,817	Comparable Companies	EBITDA	6.400x	—
Industrials	3,630	Discounted Cash Flow	Discount Rate	14.250	—
Warrants
Information Technology	626	Comparable Companies	EBITDA	4.375x	—

Total	$20,452

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

86	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Dynamic Credit and Mortgage Income Fund	June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 175.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 15.1%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$3,897	$4,068

ACProducts, Inc.
4.750% (LIBOR03M + 4.250%) due 05/05/2028 ~		7,800	7,773

Advantage Sales & Marketing, Inc.
6.000% - 6.250% (LIBOR03M + 5.250%) due 10/28/2027 ~		4,589	4,641

Alphabet Holding Co., Inc.
3.604% (LIBOR03M + 3.500%) due 09/26/2024 ~		96	96

Altice France S.A.
4.155% (LIBOR03M + 4.000%) due 08/14/2026 ~		1,463	1,462

American Tire Distributors, Inc.
8.500% (LIBOR03M + 7.500%) due 09/02/2024 ~		7,175	7,184

Banijay Entertainment S.A.S
3.836% (LIBOR03M + 3.750%) due 03/01/2025 ~		73	73

BWAY Holding Co.
3.354% (LIBOR03M + 3.250%) due 04/03/2024 ~		9,987	9,765

Caesars Resort Collection LLC
4.604% (LIBOR03M + 4.500%) due 07/21/2025 ~		8,952	8,993

Carnival Corp.
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	13,690	16,629
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~		$3,176	3,255

Cengage Learning, Inc.
TBD% due 06/29/2026		2,989	2,996
5.250% (LIBOR03M + 4.250%) due 06/07/2023 ~		2,992	2,995

Cornerstone Building Brands, Inc.
3.750% (LIBOR03M + 3.250%) due 04/12/2028 ~		194	195

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		15,884	15,902

Emerald TopCo, Inc.
3.604% - 3.686% (LIBOR03M + 3.500%) due 07/24/2026 ~		581	579

Ensono, LP
4.750% (LIBOR03M + 4.000%) due 05/19/2028 ~		4,500	4,519

Envision Healthcare Corp.
3.854% (LIBOR03M + 3.750%) due 10/10/2025 ~		70,521	60,560

Forbes Energy Services LLC
TBD% due 07/13/2021 «~		2,701	210

Frontier Communications Corp.
4.500% (LIBOR03M + 3.750%) due 05/01/2028 ~		6,100	6,114

Gainwell Acquisition Corp.
4.750% (LIBOR03M + 4.000%) due 10/01/2027 ~		1,800	1,807

Hilton Grand Vacation LLC
TBD% due 05/19/2028		4,300	4,307

Intelsat Jackson Holdings S.A.
3.600% - 5.618% (LIBOR03M + 5.500%) due 07/13/2022 ~		467	472
8.000% (PRIME + 4.750%) due 11/27/2023 ~		750	762

Kronos Acquisition Holdings, Inc.
4.250% (LIBOR03M + 3.750%) due 12/22/2026 ~		13	13

Lealand Finance Company B.V.
3.096% (LIBOR03M + 3.000%) due 06/30/2024 «~		219	142

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lealand Finance Company B.V. (1.093% Cash and 3.000% PIK)
4.093% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)		3,406	1,565

Mcafee LLC
TBD% due 05/03/2028		1,434	1,436

MH Sub LLC
3.604% (LIBOR03M + 3.500%) due 09/13/2024 ~		587	585

Parexel International Corp.
2.845% (LIBOR03M + 2.750%) due 09/27/2024 ~		265	264

Preylock Reitman Santa Cruz Mezz LLC
6.500% (LIBOR03M + 5.500%) due 11/09/2022 «~(l)		31,560	30,934

Project Anfora Senior
2.750% (EUR003M + 2.750%) due 10/01/2026 «~(l)	EUR	19,201	22,077

PUG LLC
3.604% (LIBOR03M + 3.500%) due 02/12/2027 ~		$1,958	1,919

RegionalCare Hospital Partners Holdings, Inc.
3.854% (LIBOR03M + 3.750%) due 11/16/2025 ~		173	173

Royal Caribbean Cruises Ltd.
TBD% due 10/12/2022 µ		19,950	19,152

Sasol Ltd.
0.500% - 1.792% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		20,629	19,565

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		1,094	1,104
11.750% (LIBOR03M + 10.750%) due 04/28/2024 ~		37,842	37,417

Sierra Hamilton LLC
15.000% due 09/12/2023 «~		6	6

Sigma Bidco BV
3.500% (EUR003M + 3.500%) due 07/02/2025 ~	EUR	690	798
3.750% (WIBOR03M + 3.500%) due 03/31/2025 ~	PLN	54,427	13,471

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~		$755	754

Spirit AeroSystems Holdings, Inc.
6.000% (LIBOR03M + 5.250%) due 01/15/2025 ~		995	1,004

Steenbok Lux Finco 2 Sa.r.l.
TBD% - 10.750% due 12/31/2021 ~	EUR	25,651	26,499

Summer (BC) Holdco B S.a.r.l.
4.884% (LIBOR03M + 4.750%) due 12/04/2026 ~		$4,136	4,140

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		50,503	50,114
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		10,000	9,858

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		35,009	34,077

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~		5,537	5,568
5.604% (LIBOR03M + 5.000%) due 06/26/2026 ~		6,000	6,034

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		3,500	3,550

Westmoreland Coal Company (15.000% PIK)
15.000% due 03/15/2029 «~(d)		19,644	4,223

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~		2,372	2,289

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		$8,867	$8,908

Total Loan Participations and Assignments (Cost $485,707)			472,996

CORPORATE BONDS & NOTES 54.1%

BANKING & FINANCE 12.9%

Allied Universal Holdco LLC
4.875% due 06/01/2028	GBP	4,800	6,604

Ally Financial, Inc.
8.000% due 11/01/2031		$16	23

Ambac LSNI LLC
6.000% due 02/12/2023 •(n)		2,456	2,458

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	600	707
2.625% due 04/28/2025 (n)		9,625	11,612
3.625% due 09/24/2024 (n)		13,946	17,273
5.375% due 01/18/2028 •(n)		5,900	5,776
8.000% due 01/22/2030 •		3,239	3,530
10.500% due 07/23/2029		10,370	13,906

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	4,000	1,075

Bank of Ireland Group PLC
6.000% due 09/01/2025 •(j)(k)(n)	EUR	8,937	11,807

Barclays PLC
7.125% due 06/15/2025 •(j)(k)(n)	GBP	800	1,267
7.750% due 09/15/2023 •(j)(k)(n)		$4,800	5,286
8.000% due 06/15/2024 •(j)(k)(n)		2,400	2,731

CBL & Associates LP
5.950% due 12/15/2026 ^(e)		601	340

Corestate Capital Holding S.A.
3.500% due 04/15/2023	EUR	100	103

Credit Suisse Group AG
7.250% due 09/12/2025 •(j)(k)(n)		$560	633
7.500% due 07/17/2023 •(j)(k)(n)		1,600	1,744

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (n)		6,300	6,278

FloodSmart Re Ltd.
13.041% (T-BILL 3MO + 13.000%) due 03/01/2024 ~		3,890	3,869
16.791% (T-BILL 3MO + 16.750%) due 03/01/2024 ~		1,110	1,053

Ford Motor Credit Co. LLC
2.330% due 11/25/2025	EUR	100	123
2.386% due 02/17/2026		100	123
2.748% due 06/14/2024	GBP	100	140
3.250% due 09/15/2025	EUR	100	127
4.134% due 08/04/2025 (n)		$300	321
4.271% due 01/09/2027 (n)		10,000	10,728
4.542% due 08/01/2026 (n)		700	763

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (n)		2,021	2,102

Freedom Mortgage Corp.
6.625% due 01/15/2027 (c)		3,850	3,882

HSBC Holdings PLC
4.750% due 07/04/2029 •(j)(k)	EUR	240	323
5.875% due 09/28/2026 •(j)(k)	GBP	600	933
6.000% due 09/29/2023 •(j)(k)	EUR	300	391
6.500% due 03/23/2028 •(j)(k)(n)		$970	1,114

Kennedy-Wilson, Inc.
4.750% due 03/01/2029 (n)		8,400	8,664
5.000% due 03/01/2031 (n)		8,200	8,446

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(j)(k)		2,200	2,580
7.625% due 06/27/2023 •(j)(k)(n)	GBP	1,880	2,853
7.875% due 06/27/2029 •(j)(k)(n)		26,825	47,432

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (n)		$2,600	2,647

Natwest Group PLC
8.000% due 08/10/2025 •(j)(k)(n)		3,127	3,708

Navient Corp.
7.250% due 09/25/2023 (n)		3,000	3,320

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	87

Consolidated Schedule of Investments	PIMCO Dynamic Credit and Mortgage Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pinnacol Assurance
8.625% due 06/25/2034 «(l)		$23,200	$29,622

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(j)(k)(n)	GBP	23,460	36,286

Sitka Holdings LLC
4.643% due 07/06/2026 •(c)		$2,443	2,441

Societe Generale S.A.
6.750% due 04/06/2028 •(j)(k)(n)		850	964
7.375% due 10/04/2023 •(j)(k)(n)		3,100	3,389

Trust Fibra Uno
4.869% due 01/15/2030 (n)		1,100	1,214
6.390% due 01/15/2050 (n)		5,400	6,338

Unique Pub Finance Co. PLC
5.659% due 06/30/2027 (n)	GBP	4,190	6,535
7.395% due 03/28/2024		5,692	8,429

Uniti Group LP
4.750% due 04/15/2028 (n)		$10,875	10,881
6.500% due 02/15/2029 (n)		2,534	2,544
7.125% due 12/15/2024 (n)		7,308	7,564
7.875% due 02/15/2025 (n)		49,189	52,811

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		29,160	26,718

XP, Inc.
3.250% due 07/01/2026 (c)		6,900	6,831

			401,362

INDUSTRIALS 33.0%

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028 (n)		2,200	2,323

American Airlines Pass-Through Trust
3.375% due 11/01/2028 (n)		1,544	1,537

Associated Materials LLC
9.000% due 09/01/2025 (n)		21,203	22,528

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027 (n)		6,628	6,796

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)(n)		437	324

Boeing Co.
5.705% due 05/01/2040 (n)		3,794	4,893
5.805% due 05/01/2050 (n)		3,225	4,350
5.930% due 05/01/2060 (n)		4,332	5,993

Bombardier, Inc.
6.000% due 10/15/2022 (n)		16,052	16,105
6.125% due 01/15/2023 (n)		15,515	16,372
7.125% due 06/15/2026 (n)		13,088	13,720
7.500% due 12/01/2024 (n)		12,576	13,158
7.500% due 03/15/2025 (n)		21,421	22,077
7.875% due 04/15/2027 (n)		16,562	17,204

Caesars Entertainment, Inc.
6.250% due 07/01/2025 (n)		9,806	10,407

Callon Petroleum Co.
8.000% due 08/01/2028 (c)		3,700	3,746

CCO Holdings LLC
4.500% due 08/15/2030 (n)		815	850
4.750% due 03/01/2030 (n)		883	935

CGG S.A.
7.750% due 04/01/2027 (n)	EUR	15,200	18,726
8.750% due 04/01/2027 (n)		$24,500	25,389

Community Health Systems, Inc.
5.625% due 03/15/2027 (n)		24,760	26,464
6.625% due 02/15/2025 (n)		5,450	5,770
8.000% due 03/15/2026 (n)		2,212	2,386

Connect Finco SARL
6.750% due 10/01/2026 (n)		310	328

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(d)(e)		570	146

Corning, Inc.
5.450% due 11/15/2079 (n)		482	676

CoStar Group, Inc.
2.800% due 07/15/2030 (n)		3,000	3,053

Delta Air Lines, Inc.
7.375% due 01/15/2026 (n)		7,192	8,444

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deluxe Corp.
8.000% due 06/01/2029 (n)		$11,600	$12,617

Diamond Resorts International, Inc.
10.750% due 09/01/2024 (n)		1,138	1,185

Endure Digital, Inc.
6.000% due 02/15/2029		6,700	6,642

Envision Healthcare Corp.
8.750% due 10/15/2026 (n)		12,973	9,115

EQM Midstream Partners LP
4.500% due 01/15/2029 (n)		3,428	3,492
4.750% due 01/15/2031 (n)		5,800	5,984

Exela Intermediate LLC
10.000% due 07/15/2023		618	408

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (n)		2,954	3,022
6.875% due 03/01/2026 (n)		788	825

Fresh Market, Inc.
9.750% due 05/01/2023 (n)		21,546	22,169

Frontier Communications Holdings LLC
5.000% due 05/01/2028 (n)		9,400	9,730

Frontier Finance PLC
8.000% due 03/23/2022	GBP	4,538	6,429

Full House Resorts, Inc.
8.250% due 02/15/2028 (n)		$10,777	11,786

Gazprom OAO Via Gaz Capital S.A.
7.288% due 08/16/2037 (n)		300	419

General Electric Co.
6.875% due 01/10/2039 (n)		27	41

Global Infrastructure Solutions, Inc.
5.625% due 06/01/2029 (n)		1,700	1,766

Global Medical Response, Inc.
6.500% due 10/01/2025 (n)		9,000	9,277

Hilton Grand Vacations Borrower Escrow LLC
5.000% due 06/01/2029 (n)		1,800	1,843

HollyFrontier Corp.
4.500% due 10/01/2030 (n)		9,040	9,689

iHeartCommunications, Inc.
6.375% due 05/01/2026 (n)		4,241	4,520

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)(n)	EUR	600	734

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)(n)		$1,470	1,609

Innophos Holdings, Inc.
9.375% due 02/15/2028 (n)		597	647

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)		1,479	493

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)(n)		35,775	20,526
8.000% due 02/15/2024 (n)		1,383	1,431
8.500% due 10/15/2024 ^(e)(n)		44,249	26,265
9.750% due 07/15/2025 ^(e)(n)		25,578	14,940

Intelsat Luxembourg S.A.
8.125% due 06/01/2023 ^(e)(n)		1,289	44

Iris Holdings, Inc. (8.750% Cash or 9.500% PIK)
8.750% due 02/15/2026 (d)(n)		1,400	1,430

Jaguar Land Rover Automotive PLC
5.875% due 01/15/2028 (n)		22,200	23,435
7.750% due 10/15/2025 (n)		2,400	2,642

Leviathan Bond Ltd.
6.125% due 06/30/2025 (n)		1,300	1,433
6.750% due 06/30/2030 (n)		700	793

Madison IAQ LLC
5.875% due 06/30/2029		4,100	4,177

Melco Resorts Finance Ltd.
5.750% due 07/21/2028 (n)		24,928	26,361

MGM China Holdings Ltd.
5.875% due 05/15/2026 (n)		500	526

Mohegan Gaming & Entertainment
8.000% due 02/01/2026 (n)		5,700	5,963

NCL Corp. Ltd.
10.250% due 02/01/2026 (n)		30,377	35,388
12.250% due 05/15/2024 (n)		5,664	6,848

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (d)		$256	$283

Occidental Petroleum Corp.
1.606% (US0003M + 1.450%) due 08/15/2022 ~(n)		5,500	5,474

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/02/2021 (h)(j)		4,070	56

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028 (n)		1,092	1,195
7.375% due 06/01/2025 (n)		447	482

Petroleos Mexicanos
6.350% due 02/12/2048 (n)		9,100	7,768
6.625% due 06/15/2035 (n)		9,350	9,041
6.750% due 09/21/2047 (n)		13,600	12,053
6.840% due 01/23/2030 (n)		44,290	45,696
7.690% due 01/23/2050 (n)		17,200	16,577

Platin 1426 GmbH
6.875% due 06/15/2023 (n)	EUR	4,280	5,123

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (n)		$7,933	8,599

Prime Security Services Borrower LLC
3.375% due 08/31/2027 (n)		2,683	2,606

Prosus NV
4.027% due 08/03/2050		700	676

QVC, Inc.
5.950% due 03/15/2043 (n)		3,076	3,129

Rite Aid Corp.
8.000% due 11/15/2026 (n)		2,650	2,693

Rolls-Royce PLC
5.750% due 10/15/2027 (n)		1,200	1,323
5.750% due 10/15/2027	GBP	1,500	2,277

Royal Caribbean Cruises Ltd.
11.500% due 06/01/2025 (n)		$2,746	3,168

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	100	184

Sabre GLBL, Inc.
7.375% due 09/01/2025 (n)		$3,300	3,593

Spirit AeroSystems, Inc.
3.950% due 06/15/2023 (n)		13,764	13,867
5.500% due 01/15/2025 (n)		1,000	1,066

Standard Industries, Inc.
3.375% due 01/15/2031 (n)		9,500	9,106

Summer BC Holdco B SARL
5.750% due 10/31/2026	EUR	7,000	8,705

Tenet Healthcare Corp.
6.750% due 06/15/2023 (n)		$11,650	12,728

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021 (n)		204	206

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021 (n)		200	201

Teva Pharmaceutical Finance Netherlands BV
6.000% due 01/31/2025	EUR	600	768

Topaz Solar Farms LLC
4.875% due 09/30/2039 (n)		$10,769	11,733
5.750% due 09/30/2039 (n)		60,154	69,908

TransDigm, Inc.
5.500% due 11/15/2027 (n)		172	180

Transocean Pontus Ltd.
6.125% due 08/01/2025 (n)		597	605

Transocean, Inc.
7.250% due 11/01/2025 (n)		361	315
7.500% due 01/15/2026 (n)		285	245
8.000% due 02/01/2027 (n)		635	535

Triumph Group, Inc.
6.250% due 09/15/2024 (n)		402	410

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (n)		8,431	8,873

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (n)		1,300	1,411

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (d)		79	82

Vale S.A.
0.000% due 12/29/2049 ~(j)	BRL	475,000	56,713

88	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Veritas U.S., Inc.
7.500% due 09/01/2025 (n)		$16,985	$17,733

Victors Merger Corp.
6.375% due 05/15/2029 (n)		6,300	6,355

Viking Cruises Ltd.
13.000% due 05/15/2025 (n)		37,344	44,008

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029 (n)		600	608

VOC Escrow Ltd.
5.000% due 02/15/2028 (n)		7,000	7,091

Windstream Escrow LLC
7.750% due 08/15/2028 (n)		34,443	35,519

Wolverine Escrow LLC
8.500% due 11/15/2024 (n)		11,339	11,022
9.000% due 11/15/2026 (n)		6,895	6,748

Wynn Las Vegas LLC
5.250% due 05/15/2027 (n)		10,500	11,308
5.500% due 03/01/2025 (n)		4,500	4,857

Wynn Macau Ltd.
5.125% due 12/15/2029 (n)		1,100	1,136
5.625% due 08/26/2028 (n)		1,400	1,464

Yellowstone Energy LP
5.750% due 12/31/2026 «		2,701	2,976

			1,031,822

UTILITIES 8.2%

DTEK Finance PLC (1.500% Cash and 3.500% PIK)
5.000% due 12/31/2027 (d)		20,754	13,574

Edison International
5.750% due 06/15/2027 (n)		249	284

Eskom Holdings SOC Ltd.
6.750% due 08/06/2023 (n)		33,880	35,499

FEL Energy SARL
5.750% due 12/01/2040 (n)		11,935	12,694

Lumen Technologies, Inc.
4.000% due 02/15/2027 (n)		298	304

NGD Holdings BV
6.750% due 12/31/2026 (n)		1,660	1,591

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^(n)		346	344

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)(n)		2,385	1,225

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(n)		13,056	12,958

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)		23,128	5,580

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (d)		14,152	14,594

Pacific Gas & Electric Co.
3.300% due 03/15/2027 (n)		10,158	10,527
3.450% due 07/01/2025 (n)		2,921	3,063
3.500% due 08/01/2050 (n)		1,200	1,071
3.750% due 08/15/2042 (n)		2,768	2,530
3.950% due 12/01/2047 (n)		200	186
4.000% due 12/01/2046		45	42
4.250% due 03/15/2046 (n)		2,332	2,228
4.300% due 03/15/2045 (n)		664	640
4.450% due 04/15/2042		2,490	2,472
4.500% due 07/01/2040 (n)		16,003	16,037
4.500% due 12/15/2041 (n)		1,251	1,222
4.550% due 07/01/2030 (n)		7,455	7,980
4.600% due 06/15/2043 (n)		88	88
4.750% due 02/15/2044 (n)		13,572	13,767
4.950% due 07/01/2050 (n)		11,256	11,596

Peru LNG SRL
5.375% due 03/22/2030		3,188	2,760

Petrobras Global Finance BV
6.625% due 01/16/2034 (n)	GBP	11,017	17,608
6.750% due 06/03/2050 (n)		$24,257	28,394
6.850% due 06/05/2115 (n)		15,971	18,276
7.250% due 03/17/2044 (n)		1,362	1,671

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rio Oil Finance Trust
9.250% due 07/06/2024 (n)		$10,190	$11,311
9.750% due 01/06/2027 (n)		2,964	3,509

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (n)		640	644

			256,269

Total Corporate Bonds & Notes (Cost $1,613,584)			1,689,453

CONVERTIBLE BONDS & NOTES 1.0%

BANKING & FINANCE 0.3%

Corestate Capital Holding S.A.
1.375% due 11/28/2022	EUR	7,900	7,962

Credit Suisse Group Guernsey Ltd.
3.000% due 11/12/2021 «	CHF	1,400	1,696

			9,658

INDUSTRIALS 0.7%

Multiplan Corp.
6.000% due 10/15/2027		$20,100	20,763

Total Convertible Bonds & Notes (Cost $29,317)			30,421

MUNICIPAL BONDS & NOTES 1.6%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		500	582

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		145	183
7.350% due 07/01/2035		115	148

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		480	565

			1,478

NEW JERSEY 0.2%

New Jersey Economic Development Authority Revenue Bonds, Series 2005
6.500% due 09/01/2036		5,760	5,778

PUERTO RICO 0.6%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(e)		20,600	17,098

VIRGINIA 0.0%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		95	100

WEST VIRGINIA 0.8%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		231,485	25,943

Total Municipal Bonds & Notes (Cost $43,307)			50,397

U.S. GOVERNMENT AGENCIES 2.8%

Fannie Mae
1.018% due 08/25/2043 ~(a)		26,730	944
1.977% due 10/25/2060 ~(a)(n)		34,858	1,921
3.000% due 01/25/2042 (a)(n)		340	14
3.500% due 08/25/2032 - 06/25/2050 (a)(n)		19,637	3,010
4.000% due 06/25/2050 (a)		3,718	465
4.000% due 06/25/2050 (a)(n)		12,285	2,068
5.000% due 01/25/2048 (a)		6,165	1,260

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.842% due 07/25/2029 •(n)		$6,000	$6,641
5.909% due 08/25/2038 •(a)		526	82
5.959% due 07/25/2059 •(a)(n)		10,585	2,051
6.059% due 02/25/2043 •(a)		2,192	315
6.549% due 12/25/2036 •(a)(n)		1,931	393
8.887% due 10/25/2042 •(n)		1,564	1,722

Freddie Mac
0.000% due 02/25/2046 (b)(h)(n)		11,698	10,528
0.100% due 02/25/2046 (a)		11,700	5
0.700% due 11/25/2055 ~(a)(n)		166,119	11,177
2.079% due 11/25/2045 ~(a)(n)		51,924	5,935
3.500% due 07/25/2050 (a)(n)		14,980	3,112
4.000% due 03/15/2027 (a)		284	21
4.000% due 07/25/2050 (a)(n)		28,300	4,862
4.240% due 11/15/2048 •(a)(n)		67,815	6,304
4.500% due 06/25/2050 (a)		3,915	526
5.242% due 10/25/2029 •(n)		5,500	5,969
5.877% due 04/15/2039 •(a)		1,822	337
6.059% due 05/25/2050 •(a)(n)		10,981	1,948
6.127% due 09/15/2042 •(a)(n)		872	141
6.282% due 01/25/2051 •(a)(n)		7,912	1,880
6.282% due 01/25/2051 •(a)		4,018	943
6.427% due 12/15/2034 •(a)		240	5
6.527% due 05/15/2041 •(a)(n)		1,005	214
9.092% due 03/25/2029 •		4,771	5,093
10.592% due 10/25/2028 •		989	1,157
10.842% due 03/25/2025 •		5,479	5,502

Ginnie Mae
3.500% due 06/20/2042 (a)(n)		345	39
6.007% due 12/20/2048 •(a)(n)		5,932	1,010
6.027% due 08/20/2042 •(a)(n)		1,986	364
6.157% due 12/20/2040 •(a)(n)		1,675	226
6.625% due 08/16/2039 •(a)(n)		782	35

Total U.S. Government Agencies (Cost $89,796)			88,219

NON-AGENCY MORTGAGE-BACKED SECURITIES 32.4%

245 Park Avenue Trust
3.779% due 06/05/2037 ~(n)		7,500	7,335

Adjustable Rate Mortgage Trust
0.352% due 03/25/2036 •(n)		3,977	2,836
0.392% due 03/25/2037 •		1,067	1,131
3.374% due 03/25/2037 ~		1,916	1,841
5.054% due 11/25/2037 ^~		1,068	981

American Home Mortgage Investment Trust
6.600% due 01/25/2037 þ		4,886	1,668

ASG Resecuritization Trust
2.564% due 01/28/2037 ~(n)		11,632	9,946
6.000% due 06/28/2037 ~(n)		29,504	20,921

Ashford Hospitality Trust
3.173% due 04/15/2035 •(n)		6,800	6,623

Avon Finance PLC
0.000% due 09/20/2048 ~	GBP	10	42,440
0.000% due 09/20/2048 (b)(h)		28,441	33,456
3.049% due 09/20/2048 •		20,316	27,316
3.299% due 09/20/2048 •		8,126	10,653

BAMLL Commercial Mortgage Securities Trust
2.323% due 03/15/2037 •(n)		$6,728	6,343

Banc of America Alternative Loan Trust
0.452% due 06/25/2037 •		394	297
6.000% due 07/25/2046 ^		954	929
6.549% due 06/25/2037 ^•(a)		423	81

Banc of America Funding Trust
0.000% due 11/26/2036 ~(n)		28,839	8,206
0.302% due 04/25/2037 ^•		1,338	1,284
2.712% due 04/20/2035 ^~		1,603	1,547
2.815% due 09/20/2046 ^~		2,263	2,242
3.030% due 09/20/2047 ^~		207	184
3.386% due 09/20/2037 ~		474	379
5.196% due 08/26/2036 ~(n)		1,735	1,425
6.000% due 10/25/2037 ^(n)		4,432	3,496

Banc of America Mortgage Trust
5.750% due 10/25/2036 ^		1,034	1,035
5.750% due 05/25/2037 ^		804	731
6.000% due 10/25/2036 ^		125	125

Bancorp Commercial Mortgage Trust
3.823% due 08/15/2032 •(n)		3,470	3,020

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	89

Consolidated Schedule of Investments	PIMCO Dynamic Credit and Mortgage Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays Commercial Mortgage Securities Trust
4.723% due 02/15/2033 •(n)	$7,589	$7,648

Bayview Commercial Asset Trust
0.312% due 03/25/2037 •	140	136

BCAP LLC Trust
0.302% due 02/26/2037 ~(n)	12,132	10,956
0.452% due 05/26/2036 •	5,147	4,467
0.592% due 05/26/2035 •(n)	6,977	5,895
0.828% due 02/26/2047 •(n)	14,783	12,774
2.592% due 07/26/2036 ~	630	633
3.252% due 03/26/2037 ~	1,072	941
3.283% due 03/27/2037 ~(n)	5,898	5,151
3.293% due 07/26/2036 ~	495	468
5.500% due 12/26/2035 ~(n)	7,673	6,158
6.000% due 06/26/2037 ~	2,742	2,764
6.000% due 10/26/2037 ~	2,633	2,466
8.347% due 01/26/2036 ~	17,706	6,450

Bear Stearns Adjustable Rate Mortgage Trust
3.129% due 02/25/2036 ^~	484	481

Bear Stearns ALT-A Trust
0.432% due 08/25/2036 ^•(n)	19,703	18,500
0.592% due 01/25/2036 ^•	5,369	6,788
1.217% due 03/25/2035 •	5,800	6,560
2.934% due 08/25/2046 ^~	3,065	2,446
2.936% due 04/25/2037 ~(n)	5,086	4,346
3.018% due 03/25/2036 ~	1,604	1,092
3.051% due 09/25/2035 ^~(n)	4,429	2,615
3.072% due 07/25/2036 ~(n)	58,383	39,249
3.272% due 12/25/2046 ^~(n)	4,095	2,879

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	1,535	1,537

Beneria Cowen & Pritzer Collateral Funding Corp.
3.738% due 06/15/2038 •	7,100	7,095

CD Mortgage Trust
5.688% due 10/15/2048 (n)	7,052	1,009

Citigroup Commercial Mortgage Trust
5.699% due 12/10/2049 ~	9,563	5,236

Citigroup Mortgage Loan Trust
2.125% due 08/25/2037 ~	2,018	1,248
2.242% due 03/25/2037 ^~	2,361	2,129
2.529% due 04/25/2037 ^~	494	443
2.603% due 08/25/2034 ~(n)	6,115	5,990
2.695% due 07/25/2036 ^~	2,010	1,362
3.318% due 03/25/2037 ^~	820	823
5.500% due 12/25/2035	2,427	1,784
6.000% due 07/25/2036 (n)	4,778	3,675
6.500% due 09/25/2036	1,069	854

Commercial Mortgage Loan Trust
6.173% due 12/10/2049 ~	12,995	5,591

Countrywide Alternative Loan Resecuritization Trust
7.000% due 01/25/2037 ^	5,480	1,960

Countrywide Alternative Loan Trust
0.283% due 03/20/2047 •	571	494
0.302% due 08/25/2047 ^•(n)	1,090	1,045
0.312% due 05/25/2047 •(n)	6,453	4,011
0.452% due 05/25/2036 •(n)	11,643	10,936
0.552% due 03/25/2036 •(n)	11,495	11,452
0.612% due 07/25/2036 •	6,141	5,512
0.691% due 11/20/2035 •	137	131
0.792% due 10/25/2035 ^•	657	479
1.426% due 07/20/2035 ^•(n)	7,744	6,758
2.748% due 05/25/2036 ~(n)	4,273	3,994
5.500% due 11/25/2035	1,748	1,408
5.500% due 02/25/2036	1,036	946
5.500% due 02/25/2036 ^(n)	1,087	883
5.500% due 05/25/2036 (n)	3,479	3,399
5.500% due 05/25/2036 ^	1,129	1,103
6.000% due 03/25/2035 ^	326	226
6.000% due 04/25/2036	548	350
6.000% due 01/25/2037 ^	810	814
6.000% due 02/25/2037 ^	1,559	937
6.000% due 04/25/2037 ^(n)	4,216	2,803
6.250% due 12/25/2036 ^•	613	421
19.548% due 07/25/2035 •	81	96

Countrywide Home Loan Mortgage Pass-Through Trust
1.962% due 03/25/2046 ^•(n)	32,249	20,707
2.744% due 05/20/2036 ^~	1,392	1,164
2.798% due 09/20/2036 ~	3,293	3,138

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Commercial Mortgage Trust
5.797% due 01/15/2049 ~		$10,300	$12,365
5.869% due 09/15/2040 ~		43	106

Credit Suisse First Boston Mortgage Securities Corp.
5.100% due 08/15/2038 ~		958	769
6.000% due 01/25/2036 ^		261	214

Credit Suisse Mortgage Capital Certificates
0.592% due 11/30/2037 ~(n)		10,750	10,191
1.706% due 11/25/2037 •		8,999	8,657
1.706% due 11/27/2037 •(n)		8,376	7,196
2.495% due 12/29/2037 ~		3,932	3,047
3.058% due 10/26/2036 ~(n)		12,809	12,612
3.105% due 09/26/2047 ~(n)		19,692	12,305
3.245% due 05/26/2036 ~		6,123	5,221
3.324% due 04/28/2037 ~		3,228	3,304
5.307% due 05/27/2036 ~(n)		4,021	3,320
5.750% due 05/26/2037 (n)		16,713	14,674

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036		2,038	1,578
6.500% due 05/25/2036 ^		2,592	1,370

DBUBS Mortgage Trust
4.652% due 11/10/2046		19,203	15,968

Debussy DTC PLC
5.930% due 07/12/2025 (n)	GBP	20,007	26,926
8.250% due 07/12/2025		10,000	4,039

Deutsche ALT-A Securities, Inc.
0.392% due 04/25/2037 •		$5,095	3,625

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^		463	458

Eurosail PLC
0.000% due 06/13/2045 ~	GBP	4	4,707
0.295% due 03/13/2045 •	EUR	7,067	7,335
1.334% (BP0003M + 1.250%) due 06/13/2045 ~(n)	GBP	13,303	17,519
1.684% due 09/13/2045 •(n)		13,916	18,559
1.834% (BP0003M + 1.750%) due 06/13/2045 ~(n)		8,189	10,597
2.334% due 09/13/2045 •(n)		9,927	13,344
3.584% (BP0003M + 3.500%) due 06/13/2045 ~(n)		2,905	4,072
3.934% due 09/13/2045 •(n)		8,249	12,207

Extended Stay America Trust
3.775% due 07/15/2038 •(c)		$26,600	26,865

First Horizon Mortgage Pass-Through Trust
2.806% due 05/25/2037 ^~		2,792	1,627

Freddie Mac
2.668% due 01/25/2051 •(n)		1,700	1,688
4.768% due 01/25/2051 •		1,700	1,751

GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •(n)	EUR	17,720	18,650

GCCFC Commercial Mortgage Trust
6.214% due 07/10/2038 ~		$4,688	4,221

GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~		25,157	24,607

GS Mortgage-Backed Securities Trust
0.000% due 07/25/2059 (b)(h)		131	131
0.000% due 07/25/2059 ~(a)		115,405	555
0.090% due 07/25/2059 ~(a)		105,170	316
3.834% due 07/25/2059 ~(n)		5,748	5,673
3.834% due 07/25/2059 ~		13,202	11,824

GSC Capital Corp. Mortgage Trust
0.452% due 05/25/2036 ^•		1,639	1,608

HarborView Mortgage Loan Trust
2.193% due 06/19/2045 ^•		1,008	585

HomeBanc Mortgage Trust
2.432% due 04/25/2037 ^~(n)		3,826	3,671

HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^(n)		4,085	3,687

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •(n)	EUR	19,039	20,919

IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044 •(n)		591	656

IndyMac Mortgage Loan Trust
0.302% due 11/25/2036 •		$148	148
2.836% due 11/25/2035 ^~(n)		3,096	3,024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.976% due 06/25/2036 ~		$782	$773

InTown Hotel Portfolio Trust
3.423% due 01/15/2033 •(n)		4,000	4,021

Jefferies Resecuritization Trust
6.000% due 12/26/2036 ~		3,584	1,464

JP Morgan Alternative Loan Trust
0.590% due 06/27/2037 •(n)		7,053	5,680
2.742% due 05/25/2036 ^~		533	393
6.000% due 12/25/2035 ^		760	693
10.295% due 06/27/2037 ~		13,436	8,633

JP Morgan Chase Commercial Mortgage Securities Trust
1.573% due 12/15/2036 •(n)		2,500	2,433
6.731% due 06/12/2041 ~		10,230	9,936

JP Morgan Resecuritization Trust
2.720% due 03/21/2037 ~		1,779	1,683
6.000% due 09/26/2036 ~		1,627	1,388
6.500% due 04/26/2036 ~		4,290	2,167

Lansdowne Mortgage Securities PLC
0.000% due 09/16/2048 •(n)	EUR	8,076	8,698

Lavender Trust
6.250% due 10/26/2036 (n)		$3,992	2,885

Lehman Mortgage Trust
6.000% due 01/25/2038 ^		1,191	1,184

Lehman XS Trust
0.992% due 08/25/2047 ^•		307	280

Merrill Lynch Alternative Note Asset Trust
6.000% due 05/25/2037 ^(n)		2,747	2,657

Merrill Lynch Mortgage Investors Trust
2.756% due 03/25/2036 ^~(n)		7,644	4,941

Morgan Stanley Capital Trust
5.399% due 12/15/2043		627	425

Morgan Stanley Mortgage Loan Trust
0.432% due 05/25/2036 •		155	47
3.230% due 05/25/2036 ^~		2,088	1,462
5.962% due 06/25/2036 ^~		1,954	820

Morgan Stanley Re-REMIC Trust
0.611% due 03/26/2037 þ		1,814	1,795
0.648% due 02/26/2037 •		3,015	2,868

Morgan Stanley Resecuritization Trust
2.731% due 06/26/2035 ~		10,828	8,402

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		3,600	3,523

Motel 6 Trust
7.000% due 08/15/2024 •(n)		14,536	14,200

Natixis Commercial Mortgage Securities Trust
3.073% due 11/15/2034 •(n)		7,294	7,240
4.073% due 11/15/2034 •		3,163	3,111

RBSSP Resecuritization Trust
3.291% due 09/26/2035 ~(n)		4,610	3,210
6.000% due 06/26/2037 ~		705	635

Residential Accredit Loans, Inc. Trust
0.392% due 02/25/2037 •		430	421
6.000% due 12/25/2035 ^		1,849	1,867
6.000% due 11/25/2036 ^		2,053	1,969
6.250% due 02/25/2037 ^		2,959	2,899
6.500% due 09/25/2037 ^		1,110	1,086

Residential Asset Mortgage Products Trust
8.000% due 05/25/2032		555	436

Residential Asset Securitization Trust
6.000% due 05/25/2036		618	605
6.000% due 02/25/2037 ^		179	119
6.000% due 03/25/2037 ^		2,563	1,443
6.250% due 10/25/2036 ^		93	91

RiverView HECM Trust
0.580% due 05/25/2047 •		10,794	9,974

Seasoned Credit Risk Transfer Trust
5.718% due 11/25/2059 ~		1,633	1,017

Sequoia Mortgage Trust
0.836% due 02/20/2034 •		272	252
1.769% due 09/20/2032 ~		446	449

Structured Asset Mortgage Investments Trust
0.512% due 05/25/2036 •		1,787	1,565

90	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SunTrust Adjustable Rate Mortgage Loan Trust
2.178% due 02/25/2037 ^~		$2,115	$1,999

Wachovia Bank Commercial Mortgage Trust
5.720% due 10/15/2048 ~		354	351

WaMu Mortgage Pass-Through Certificates Trust
1.843% due 07/25/2046 •		239	235
3.181% due 08/25/2036 ^~		1,469	1,415

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (h)	GBP	0	731
2.699% due 12/21/2049 •(n)		646	899
3.199% due 12/21/2049 •		646	895

Washington Mutual Mortgage Pass-Through Certificates Trust
0.332% due 01/25/2047 ^•		$1,605	1,633
1.086% due 06/25/2046 •(n)		6,632	4,310
5.750% due 11/25/2035 ^		1,107	1,137
5.967% due 05/25/2036 ^þ		4,672	4,640

Wells Fargo Mortgage Loan Trust
2.863% due 03/27/2037 ~(n)		4,188	3,325

Worldwide Plaza Trust
3.715% due 11/10/2036 ~(n)		15,500	15,660

Total Non-Agency Mortgage-Backed Securities (Cost $947,087)			1,011,838

ASSET-BACKED SECURITIES 43.0%

510 Loan Acquisition Trust
5.107% due 09/25/2060 þ(n)		12,726	12,972

ACE Securities Corp. Home Equity Loan Trust
0.202% due 12/25/2036 •(n)		23,129	8,493
1.187% due 07/25/2035 ^•(n)		17,938	16,602

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,305

American Money Management Corp. CLO Ltd.
6.246% due 04/14/2029 •		$6,100	5,810

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.042% due 09/25/2032 •		1,148	1,198

Argent Securities Trust
0.242% due 09/25/2036 •(n)		8,319	3,595
0.292% due 06/25/2036 •		1,923	754
0.332% due 04/25/2036 •		1,095	473
0.392% due 06/25/2036 •		4,035	1,603
0.472% due 03/25/2036 •(n)		11,363	7,741

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.782% due 11/25/2035 •(n)		5,851	5,430
0.852% due 02/25/2036 •(n)		25,952	23,763

Asset-Backed Securities Corp. Home Equity Loan Trust
3.073% due 08/15/2033 •		241	247

Banco Bilbao Vizcaya Argentaria S.A.
0.106% due 03/22/2046 •	EUR	686	506

Bear Stearns Asset-Backed Securities Trust
0.232% due 12/25/2036 •(n)		$13,258	16,175
1.592% due 10/27/2032 •		52	56
1.967% due 12/25/2034 •(n)		18,650	18,706
2.724% due 10/25/2036 ~		267	261
6.000% due 12/25/2035 ^		412	338

California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(h)		10,100	9,284

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		2,900	1,605

Carrington Mortgage Loan Trust
0.172% due 03/25/2035 •		777	705
0.512% due 12/26/2036 •(n)		13,201	11,278

Cavendish Square Funding PLC
0.321% due 02/11/2055 •	EUR	183	217
1.321% due 02/11/2055 •		3,500	4,107

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		$3,390	1,552

Citigroup Mortgage Loan Trust
0.242% due 12/25/2036 •(n)		19,984	10,478
0.292% due 05/25/2037 •		538	433
0.312% due 12/25/2036 •		4,024	2,138
0.412% due 09/25/2036 •(n)		13,787	11,701

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.792% due 11/25/2046 •		$4,867	$4,527
6.851% due 05/25/2036 ^þ		2,469	1,267

Conseco Finance Securitizations Corp.
9.546% due 12/01/2033 ~		6,480	6,572

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	2,492

Coronado CDO Ltd.
1.634% due 09/04/2038 •		$19,173	10,629
6.000% due 09/04/2038		3,076	2,362

Countrywide Asset-Backed Certificates
0.292% due 06/25/2037 ^•(n)		15,834	16,142
0.322% due 04/25/2047 •(n)		35,000	31,944
0.372% due 03/25/2037 •(n)		14,982	15,315
0.382% due 10/25/2047 •(n)		49,229	45,779
0.412% due 05/25/2036 •(n)		4,031	4,122
0.572% due 03/25/2036 •(n)		20,764	20,158
0.572% due 04/25/2036 ^•		463	428
0.642% due 05/25/2047 ^•		2,050	1,807
0.677% due 04/25/2036 •(n)		8,762	7,820
0.827% due 04/25/2036 •(n)		15,850	12,464
0.992% due 03/25/2047 ^•		1,219	1,085
4.471% due 10/25/2046 ^~		62	62
4.661% due 10/25/2032 ^~(n)		11,600	11,318

Countrywide Asset-Backed Certificates Trust
0.612% due 05/25/2036 •(n)		32,300	28,845

Credit-Based Asset Servicing & Securitization CBO Corp.
0.381% due 09/06/2041 •		64,482	2,395

ECAF Ltd.
4.947% due 06/15/2040		7,105	6,694

Encore Credit Receivables Trust
0.782% due 07/25/2035 •		421	415

Euromax ABS PLC
0.000% due 11/10/2095 •	EUR	5,516	5,985

FAB UK Ltd.
0.000% due 12/06/2045 ~	GBP	12,817	6,029

Fieldstone Mortgage Investment Trust
0.432% due 07/25/2036 •		$5,027	3,230

First Franklin Mortgage Loan Trust
0.572% due 04/25/2036 •(n)		6,825	6,135
0.662% due 02/25/2036 •		5,500	5,027
1.037% due 09/25/2035 •(n)		5,830	5,498
1.067% due 05/25/2036 •		13,414	12,024

Fremont Home Loan Trust
0.242% due 01/25/2037 •		3,264	1,847
0.572% due 02/25/2037 •		1,281	664

Glacier Funding CDO Ltd.
0.446% due 08/04/2035 •		22,609	4,205

Grand Canal Securities
0.447% due 12/24/2058 •	EUR	1,207	1,427

Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~		$6,579	5,779

GSAMP Trust
0.152% due 01/25/2037 •		3,118	2,262
0.182% due 01/25/2037 •(n)		930	678
0.292% due 11/25/2036 •		3,990	2,493
0.342% due 12/25/2036 •		4,382	2,769
0.412% due 04/25/2036 •		538	419
0.632% due 04/25/2036 •		19,198	15,235
1.742% due 10/25/2034 •		117	119

Hillcrest CDO Ltd.
1.236% due 12/10/2039 •		36,805	11,230

Home Equity Loan Trust
0.432% due 04/25/2037 •(n)		13,500	11,422

Home Equity Mortgage Loan Asset-Backed Trust
0.252% due 11/25/2036 •(n)		4,609	4,378
0.332% due 04/25/2037 •		3,197	2,452

Hout Bay Corp.
1.627% due 07/05/2041 •		76,388	16,478

HSI Asset Securitization Corp. Trust
0.282% due 01/25/2037 •(n)		34,241	29,276
0.312% due 12/25/2036 •		21,940	8,476
0.412% due 10/25/2036 •		7,415	3,944
0.432% due 12/25/2036 •(n)		13,438	5,193

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IXIS Real Estate Capital Trust
1.067% due 09/25/2035 ^•		$5,124	$5,035

JP Morgan Mortgage Acquisition Trust
0.392% due 07/25/2036 •		1,553	911
0.412% due 07/25/2036 ^•		1,111	421
5.462% due 09/25/2029 ^þ		3,410	2,704
5.888% due 10/25/2036 ^þ		9,343	7,405

Jubilee CLO BV
0.000% due 01/15/2028 ~	EUR	7,000	2,419

Lehman XS Trust
4.536% due 05/25/2037 ^~(n)		$9,187	9,046

Long Beach Mortgage Loan Trust
0.472% due 02/25/2036 •(n)		37,495	33,909
0.797% due 11/25/2035 •(n)		36,527	34,208

Madison Park Funding Ltd.
0.000% due 07/27/2047 ~		5,600	4,116

Marlette Funding Trust
0.000% due 07/16/2029 «(h)		16	1,910
0.000% due 09/17/2029 «(h)		20	2,502
0.000% due 03/15/2030 «(h)		27	5,634

MASTR Asset-Backed Securities Trust
0.432% due 06/25/2036 •(n)		5,106	4,960
0.452% due 02/25/2036 •(n)		7,022	3,653
0.572% due 06/25/2036 •		3,067	1,724
0.632% due 12/25/2035 •(n)		15,040	12,756

MF1 Ltd.
4.224% due 11/15/2035 •(n)		14,000	14,247

Morgan Stanley ABS Capital, Inc. Trust
0.152% due 09/25/2036 •		3,567	1,677
0.162% due 10/25/2036 •		1,637	968
0.232% due 10/25/2036 •		8,514	5,084
0.242% due 09/25/2036 •		7,166	3,447
0.242% due 11/25/2036 •(n)		15,597	11,471
0.312% due 10/25/2036 •		4,103	2,477
0.392% due 06/25/2036 •		612	557
0.392% due 06/25/2036 •(n)		5,539	3,660
1.127% due 01/25/2035 •		4,138	3,420
2.042% due 05/25/2034 •		1,263	1,279

National Collegiate Commutation Trust
0.000% due 03/25/2038 •		87,000	26,536

New Century Home Equity Loan Trust
3.092% due 01/25/2033 ^•		322	301

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.422% due 10/25/2036 ^•		4,534	1,307
0.722% due 02/25/2036 •		31,899	30,464

Ocean Trails CLO
5.260% due 08/13/2025 •		3,500	3,488

OCP CLO Ltd.
0.000% due 07/20/2032 ~		8	4,262

Option One Mortgage Loan Trust
0.222% due 07/25/2037 •(n)		14,245	11,481
0.232% due 01/25/2037 •		9,619	6,726
0.312% due 01/25/2037 •		1,962	1,389
0.342% due 03/25/2037 •		575	368
0.422% due 04/25/2037 •		2,278	1,466

Orient Point CDO Ltd.
0.464% due 10/03/2045 •(n)		286,994	114,439

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.117% due 12/25/2034 •(n)		25,974	25,916

RAAC Trust
1.842% due 05/25/2046 •(n)		17,151	15,411

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		3,152	1,312

Residential Asset Mortgage Products Trust
0.812% due 02/25/2035 •		124	124
0.842% due 04/25/2034 •(n)		2,469	2,446
0.962% due 04/25/2034 •(n)		2,648	2,644
1.667% due 04/25/2034 ^•		1,127	1,081
2.072% due 04/25/2034 ^•		1,738	1,581

Residential Asset Securities Corp. Trust
0.352% due 11/25/2036 •		6,877	6,405
0.432% due 10/25/2036 •(n)		6,309	5,566
0.587% due 04/25/2036 •		5,862	4,902
0.752% due 12/25/2035 •(n)		9,855	8,709

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	91

Consolidated Schedule of Investments	PIMCO Dynamic Credit and Mortgage Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rockford Tower CLO Ltd.
0.000% due 04/20/2034 ~		$22,000	$14,762

Securitized Asset-Backed Receivables LLC Trust
0.372% due 07/25/2036 •(n)		17,324	15,764
0.412% due 07/25/2036 •		2,434	1,171
0.592% due 05/25/2036 •(n)		16,183	11,274
0.692% due 11/25/2035 •		11,680	10,653
0.752% due 08/25/2035 ^•(n)		2,145	1,757

Segovia European CLO
0.000% due 04/15/2030 ~	EUR	1,400	1,163

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		$25	25,350

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		20	8,973

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(h)		5	1,847
0.000% due 09/15/2054 «(h)		38,032	66,311

SoFi Professional Loan Program LLC
0.000% due 01/25/2039 «(h)		21,280	2,915
0.000% due 05/25/2040 «(h)		22,175	3,415
0.000% due 07/25/2040 «(h)		110	2,200
0.000% due 09/25/2040 «(h)		9,122	2,212

Soloso CDO Ltd.
0.520% due 10/07/2037 •		11,318	9,111

Soundview Home Loan Trust
0.242% due 06/25/2037 •(n)		2,834	2,308
0.272% due 02/25/2037 •		7,724	2,896
0.352% due 02/25/2037 •		8,964	3,432
1.042% due 10/25/2037 •(n)		5,320	4,549
1.192% due 09/25/2037 •		2,147	1,989

Specialty Underwriting & Residential Finance Trust
0.442% due 03/25/2037 •		363	262
1.892% due 05/25/2035 •		1,315	1,308
3.639% due 02/25/2037 ^þ		2,926	1,558

Symphony CLO Ltd.
4.786% due 07/14/2026 •		10,700	10,566

Taberna Preferred Funding Ltd.
0.516% due 05/05/2038 •		4,428	4,118
0.526% due 02/05/2037 •		17,960	15,445
0.556% due 08/05/2036 ^•		12,961	11,276
0.556% due 08/05/2036 •		3,222	2,803

Verde CDO Ltd.
1.603% due 10/05/2045 •		170,280	51,367

Total Asset-Backed Securities (Cost $1,358,850)			1,341,521

SOVEREIGN ISSUES 4.2%

Argentina Government International Bond
0.125% due 07/09/2030 þ(n)		20,024	6,808
0.125% due 07/09/2035 þ		400	128
0.125% due 07/09/2035 þ(n)		21,574	6,504
0.125% due 01/09/2038 þ(n)		64,193	24,265
0.125% due 07/09/2041 þ		83	30
1.000% due 07/09/2029 (n)		3,366	1,283
15.500% due 10/17/2026 (n)	ARS	356,260	865
34.069% (BADLARPP) due 10/04/2022 ~		1,302	6

Autonomous City of Buenos Aires
37.875% (BADLARPP + 3.750%) due 02/22/2028 ~(n)		153,824	784

Dominican Republic International Bond
4.875% due 09/23/2032 (n)		$2,200	2,271
5.875% due 01/30/2060 (n)		11,600	11,588
8.900% due 02/15/2023 (n)	DOP	13,700	252
8.900% due 02/15/2023		8,000	147
9.750% due 06/05/2026 (n)		18,000	358

Egypt Government International Bond
3.875% due 02/16/2026 (n)		$8,050	7,932
5.875% due 02/16/2031 (n)		8,050	7,843
7.500% due 02/16/2061 (n)		8,050	7,571

Ghana Government International Bond
6.375% due 02/11/2027 (n)		2,600	2,619
7.875% due 02/11/2035 (n)		3,300	3,261
8.750% due 03/11/2061 (n)		984	949

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	7,700	$9,141
6.625% due 03/22/2048		8,540	10,664

Oman Government International Bond
7.000% due 01/25/2051 (n)		$5,100	5,204

Peru Government International Bond
5.350% due 08/12/2040	PEN	104	24
6.350% due 08/12/2028		861	250

Provincia de Buenos Aires
37.854% due 04/12/2025	ARS	66,400	336
37.854% due 04/12/2025 (n)		1,250,286	6,325

Romania Government International Bond
2.625% due 12/02/2040	EUR	2,300	2,711

South Africa Government International Bond
5.750% due 09/30/2049 (n)		$2,400	2,461

Turkey Government International Bond
5.250% due 03/13/2030 (n)		2,000	1,904

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024 (n)		800	871

Ukraine Government International Bond
4.375% due 01/27/2030 (n)	EUR	5,788	6,427

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		$188	20
9.250% due 09/15/2027 ^(e)		1,654	176

Total Sovereign Issues (Cost $158,200)			131,978

		SHARES
COMMON STOCKS 3.1%

COMMUNICATION SERVICES 1.3%

Clear Channel Outdoor Holdings, Inc. (f)		2,994,420	7,905

iHeartMedia, Inc. ‘A’ (f)		702,835	18,928

iHeartMedia, Inc. ‘B’ «(f)		545,357	13,218

			40,051

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (f)		1	0

ENERGY 0.1%

Noble Corp. (f)(l)		104,888	2,594

Valaris Ltd. (f)		6,517	188

			2,782

FINANCIALS 0.0%

Stearns Holdings LLC ‘B’ «(f)(l)		59,964	86

			86

INDUSTRIALS 1.3%

McDermott International Ltd. (f)		375,232	184

Neiman Marcus Group Ltd. LLC «(f)(l)		372,239	41,132

Noble Corp. (f)		8,010	198

Voyager Aviation Holdings «(f)		13,457	0

Westmoreland Mining Holdings LLC «(f)(l)		240,452	1

			41,515

UTILITIES 0.4%

TexGen Power LLC «		285,522	11,849

Total Common Stocks (Cost $78,082)			96,283

		SHARES	MARKET VALUE (000S)
WARRANTS 1.5%

FINANCIALS 0.0%

Guaranteed Rate, Inc. - Exp. 12/31/2060 «		287	$35

INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «		2,530,304	1,713

INFORMATION TECHNOLOGY 1.4%

Windstream Holdings LLC - Exp. 09/21/2055 «		1,936,829	43,220

Total Warrants (Cost $15,451)			44,968

PREFERRED SECURITIES 9.0%

BANKING & FINANCE 5.0%

AGFC Capital Trust
1.934% (US0003M + 1.750%) due 01/15/2067 ~(n)		20,300,000	13,312

American AgCredit Corp.
5.250% due 06/15/2026 •(j)		8,000,000	8,150

Capital Farm Credit ACA
5.000% due 03/15/2026 •(j)		4,300,000	4,472

Nationwide Building Society
10.250% ~		113,293	29,463

OCP CLO Ltd.
0.000% due 04/26/2028 (h)		2,600	2,042

Stichting AK Rabobank Certificaten
2.188% due 12/29/2049 þ(j)(n)		60,776,150	97,197

			154,636

INDUSTRIALS 3.3%

General Electric Co.
3.449% due 09/15/2021 ~(j)(n)		1,461,000	1,434

Sequa Corp. (15.000% PIK)
15.000% «(d)		70,427	75,422

Voyager Aviation Holdings LLC
9.500% «		80,741	25,086

			101,942

UTILITIES 0.7%

AT&T Mobility LLC
7.000% due 10/20/2022 «(j)(l)		876,044	23,184

Total Preferred Securities (Cost $230,085)			279,762

REAL ESTATE INVESTMENT TRUSTS 0.4%

REAL ESTATE 0.4%

Uniti Group, Inc.		1,315,270	13,929

Total Real Estate Investment Trusts (Cost $8,326)			13,929

SHORT-TERM INSTRUMENTS 7.3%

REPURCHASE AGREEMENTS (m) 6.1%
			190,400

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
38.001% due 07/30/2021 (h)(i)	ARS	57,448	330

92	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.8%
0.028% due 07/06/2021 - 10/28/2021 (g)(h)(n)(p)(r)	$24,730	$24,728

U.S. TREASURY CASH MANAGEMENT BILLS 0.4%
0.023% due 09/07/2021 - 10/05/2021 (g)(h)(n)(r)	13,307	13,306

Total Short-Term Instruments (Cost $228,805)		228,764

Total Investments in Securities (Cost $5,286,597)		5,480,529

	SHARES
INVESTMENTS IN AFFILIATES 1.8%

COMMON STOCKS 1.8%

AFFILIATED INVESTMENTS 1.8%

Associated Materials Group, Inc. «(f)(l)	8,099,887	57,347

	SHARES	MARKET VALUE (000S)

Sierra Hamilton Holder LLC «(f)(l)	30,136,800	$3

		57,350

Total Common Stocks (Cost $59,074)		57,350

Total Investments in Affiliates (Cost $59,074)		57,350

Total Investments 177.3% (Cost $5,345,671)		$5,537,879

Financial Derivative Instruments (o)(q) 0.5% (Cost or Premiums, net $(14,222))		15,255

Other Assets and Liabilities, net (77.8)%		(2,430,421)

Net Assets 100.0%		$3,122,713

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	09/24/2020	$23,426	$23,184	0.74%
Associated Materials Group, Inc.	08/24/2020	51,434	57,347	1.84
Neiman Marcus Group Ltd. LLC	09/25/2020	11,950	41,132	1.32
Noble Corp.	02/05/2021 - 02/27/2021	1,407	2,594	0.08
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	23,200	29,622	0.95
Preylock Reitman Santa Cruz Mezz LLC 6.500% due 11/09/2022	04/09/2018	31,582	30,934	0.99
Project Anfora Senior 2.750% due 10/01/2026	09/30/2019	20,883	22,077	0.71
Sierra Hamilton Holder LLC	07/31/2017	7,639	3	0.00
Stearns Holdings LLC ‘B’	03/15/2021	105	86	0.00
Westmoreland Mining Holdings LLC	12/08/2014	7,006	1	0.00

		$178,632	$206,980	6.63%

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	93

Consolidated Schedule of Investments	PIMCO Dynamic Credit and Mortgage Income Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
NOM	0.030%	06/30/2021	07/01/2021	$28,600	U.S. Treasury Bonds 4.375% due 11/15/2039	$(29,253)	$28,600	$28,600
RDR	0.030	06/30/2021	07/01/2021	161,800	U.S. Treasury Notes 0.125% - 2.750% due 04/30/2022 - 02/15/2024	(165,261)	161,800	161,800

Total Repurchase Agreements						$(194,514)	$190,400	$190,400

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BNY	0.910%	05/13/2021	08/11/2021		$	(34,243)	$(34,286)
BOS	0.150	07/31/2020	TBD	(3)		(3,456)	(3,460)
	0.781	06/02/2021	09/02/2021			(2,630)	(2,632)
	0.881	06/02/2021	09/02/2021			(7,659)	(7,665)
BPS	(1.250)	03/10/2021	TBD	(3)	EUR	(2,564)	(3,028)
	(0.250)	05/14/2021	08/16/2021			(47,719)	(56,563)
	0.150	02/08/2021	TBD	(3)	$	(412)	(412)
	0.350	05/24/2021	08/27/2021			(11,206)	(11,210)
	0.350	05/28/2021	08/31/2021			(1,372)	(1,372)
	0.360	06/24/2021	09/24/2021		GBP	(4,521)	(6,254)
	0.400	04/08/2021	07/08/2021			(14,027)	(19,422)
	0.500	04/30/2021	08/03/2021		$	(3,023)	(3,026)
	0.500	05/28/2021	08/31/2021			(2,610)	(2,611)
	0.540	06/08/2021	03/08/2022			(279)	(279)
	0.540	06/09/2021	03/09/2022			(11,349)	(11,353)
	0.540	06/30/2021	03/08/2022			(2,662)	(2,662)
	0.550	05/07/2021	09/20/2021			(5,027)	(5,032)
	0.560	05/28/2021	08/31/2021			(1,326)	(1,326)
	0.886	05/04/2021	11/04/2021		GBP	(7,003)	(9,701)
	0.910	05/11/2021	08/16/2021		$	(45,220)	(45,278)
	0.925	05/06/2021	08/05/2021			(13,667)	(13,687)
	0.925	06/09/2021	08/05/2021			(6,204)	(6,208)
	0.926	05/05/2021	08/03/2021			(58,775)	(58,862)
BRC	(1.250)	01/28/2021	TBD	(3)	EUR	(2,708)	(3,194)
	(0.300)	06/08/2021	07/08/2021			(31,297)	(37,103)
	0.250	08/19/2020	TBD	(3)	$	(1,081)	(1,084)
	0.450	05/03/2021	08/06/2021			(5,374)	(5,378)
	0.450	05/18/2021	07/22/2021			(2,437)	(2,438)
	0.450	05/28/2021	08/31/2021			(21,769)	(21,778)
	0.450	06/02/2021	09/03/2021			(13,628)	(13,633)
	0.450	06/08/2021	09/03/2021			(4,136)	(4,137)
	0.450	06/15/2021	07/22/2021			(2,755)	(2,756)
	0.450	06/18/2021	07/22/2021			(8,089)	(8,090)
	0.480	04/23/2021	07/23/2021			(1,616)	(1,617)
	0.480	05/03/2021	08/06/2021			(4,210)	(4,214)
	0.500	03/25/2020	TBD	(3)		(143)	(144)
	0.500	04/12/2021	07/13/2021			(19,649)	(19,671)
	0.550	06/18/2021	03/10/2022			(4,658)	(4,659)
	0.577	06/10/2021	07/29/2021			(8,858)	(8,861)
	0.655	05/17/2021	08/20/2021			(12,078)	(12,088)
	0.781	06/01/2021	09/02/2021			(20,487)	(20,500)
	0.781	06/18/2021	09/02/2021			(8,934)	(8,937)
	0.818	06/15/2021	09/02/2021			(3,410)	(3,411)
	0.831	06/01/2021	09/02/2021			(27,193)	(27,212)
	0.849	05/21/2021	08/24/2021			(11,351)	(11,362)
	0.868	06/15/2021	09/02/2021			(2,879)	(2,880)
	0.881	06/03/2021	09/03/2021			(8,348)	(8,354)
	0.885	06/02/2021	09/03/2021			(5,767)	(5,771)
	0.890	04/19/2021	07/23/2021			(6,615)	(6,627)
	0.899	05/21/2021	08/24/2021			(22,658)	(22,682)
	0.968	06/15/2021	09/02/2021			(2,724)	(2,725)
BYR	0.510	06/14/2021	07/26/2021			(1,847)	(1,847)
	0.650	03/31/2021	03/25/2022			(25,568)	(25,608)

94	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.650%	06/14/2021	03/25/2022		$	(4,042)	$(4,043)
	0.650	06/30/2021	03/25/2022			(805)	(805)
CDC	0.250	03/22/2021	TBD	(3)		(945)	(945)
	0.300	05/18/2021	08/20/2021			(7,220)	(7,223)
	0.300	05/20/2021	08/23/2021			(5,352)	(5,354)
	0.300	06/22/2021	09/23/2021			(4,727)	(4,728)
	0.330	04/16/2021	07/15/2021			(340)	(340)
	0.330	04/19/2021	07/21/2021			(2,525)	(2,526)
	0.490	06/03/2021	09/03/2021			(24,739)	(24,749)
	0.490	06/24/2021	08/27/2021			(1,376)	(1,376)
	0.500	04/23/2021	07/22/2021			(694)	(694)
	0.500	05/04/2021	08/03/2021			(43,075)	(43,110)
	0.500	05/20/2021	08/23/2021			(711)	(712)
	0.500	05/21/2021	08/24/2021			(31,256)	(31,274)
	0.500	06/14/2021	08/09/2021			(1,563)	(1,563)
CEW	0.450	05/07/2021	08/09/2021			(3,780)	(3,782)
	0.500	04/07/2021	07/09/2021			(1,727)	(1,729)
	0.500	05/07/2021	08/09/2021			(19,913)	(19,928)
	0.500	06/02/2021	08/09/2021			(4,525)	(4,526)
	0.630	05/07/2021	08/09/2021			(3,299)	(3,302)
	0.634	04/19/2021	07/19/2021			(11,259)	(11,273)
	0.835	06/23/2021	09/22/2021			(5,771)	(5,772)
CIB	0.530	06/03/2021	07/08/2021			(6,966)	(6,968)
	0.530	06/04/2021	07/09/2021			(710)	(711)
	0.530	06/07/2021	07/07/2021			(295)	(295)
	0.530	06/10/2021	07/12/2021			(997)	(997)
	0.530	06/28/2021	08/02/2021			(2,710)	(2,710)
	0.550	06/01/2021	07/06/2021			(14,092)	(14,099)
GLM	0.450	05/14/2021	08/16/2021		EUR	(11,195)	(13,282)
	0.835	06/22/2021	09/22/2021		$	(85,460)	(85,478)
	0.936	04/13/2021	07/12/2021			(21,518)	(21,562)
GSC	0.570	06/07/2021	07/07/2021			(13,611)	(13,616)
IND	0.300	06/08/2021	07/08/2021			(24,446)	(24,450)
	0.300	06/09/2021	03/09/2022			(81)	(81)
	0.330	06/09/2021	03/09/2022			(7,024)	(7,026)
	0.480	05/06/2021	02/04/2022			(10,831)	(10,839)
	0.510	04/29/2021	01/24/2022			(27,630)	(27,655)
	0.540	06/30/2021	01/24/2022			(24,901)	(24,901)
JML	(0.400)	06/08/2021	07/08/2021		EUR	(12,991)	(15,400)
	(0.300)	04/14/2021	07/14/2021			(2,077)	(2,461)
	(0.300)	04/19/2021	07/19/2021			(1,143)	(1,354)
	(0.250)	04/19/2021	07/19/2021			(1,673)	(1,983)
	(0.050)	04/30/2021	07/08/2021		$	(11,103)	(11,102)
	0.000	04/13/2021	07/13/2021		EUR	(4,285)	(5,081)
	0.157	06/01/2021	09/01/2021			(2,560)	(3,037)
	0.350	04/14/2021	07/14/2021		GBP	(31,808)	(44,033)
	0.350	04/15/2021	07/14/2021			(19,414)	(26,876)
	0.350	04/19/2021	07/19/2021			(805)	(1,114)
	0.500	06/22/2021	07/23/2021		$	(1,898)	(1,898)
	0.550	05/21/2021	07/23/2021			(29,881)	(29,900)
	0.736	05/04/2021	08/04/2021		GBP	(11,009)	(15,247)
	0.836	05/04/2021	08/04/2021			(13,955)	(19,331)
	0.936	05/04/2021	08/04/2021			(6,617)	(9,167)
	0.986	05/04/2021	08/04/2021			(2,306)	(3,195)
MBC	(0.150)	04/28/2021	07/28/2021		EUR	(5,229)	(6,198)
	(0.150)	05/14/2021	08/16/2021			(12,011)	(14,239)
	0.730	06/08/2021	07/06/2021		$	(8,171)	(8,175)
	0.850	05/24/2021	08/24/2021			(3,686)	(3,690)
MSB	0.775	06/16/2021	07/16/2021			(6,109)	(6,111)
	0.835	06/22/2021	09/22/2021			(23,960)	(23,965)
	0.950	06/03/2021	01/14/2022			(13,584)	(13,594)
	1.400	10/27/2020	10/26/2021			(19,472)	(19,665)
NOM	0.350	08/04/2020	TBD	(3)		(725)	(727)
	0.450	06/01/2021	08/02/2021			(21,501)	(21,509)
	0.450	06/02/2021	08/02/2021			(2,817)	(2,818)
	0.450	06/14/2021	08/02/2021			(2,905)	(2,905)
	0.450	06/23/2021	07/28/2021			(1,259)	(1,259)
	0.500	05/26/2021	08/25/2021			(2,248)	(2,249)
	0.550	04/16/2021	TBD	(3)		(5,322)	(5,328)
RDR	0.100	01/29/2021	TBD	(3)		(10,154)	(10,159)
	0.350	06/07/2021	09/07/2021			(10,107)	(10,109)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	95

Consolidated Schedule of Investments	PIMCO Dynamic Credit and Mortgage Income Fund	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
RTA	0.470%	05/24/2021	08/24/2021		$	(6,942)	$(6,945)
	0.470	06/03/2021	09/03/2021			(16,706)	(16,712)
	0.550	06/30/2021	03/07/2022			(4,321)	(4,321)
SBI	0.850	05/24/2021	08/27/2021			(3,504)	(3,507)
	0.850	05/25/2021	08/23/2021			(18,221)	(18,237)
	0.850	05/28/2021	09/01/2021			(55,162)	(55,206)
	0.926	05/04/2021	08/06/2021			(19,350)	(19,379)
	0.937	05/25/2021	02/22/2022			(49,352)	(49,400)
	0.956	05/17/2021	08/17/2021			(2,700)	(2,703)
	0.986	04/19/2021	07/20/2021			(4,835)	(4,844)
SCX	0.450	06/07/2021	09/07/2021			(6,934)	(6,936)
	0.500	05/06/2021	TBD	(3)		(217)	(217)
	0.500	06/30/2021	05/04/2023			(438)	(438)
	0.500	07/01/2021	TBD	(3)		(303)	(303)
	0.560	05/19/2021	08/19/2021			(1,597)	(1,598)
SOG	0.350	05/17/2021	08/20/2021			(277)	(278)
	0.350	06/09/2021	08/20/2021			(37)	(37)
	0.350	06/25/2021	09/28/2021			(2,330)	(2,330)
	0.350	06/28/2021	09/28/2021			(1,782)	(1,782)
	0.450	05/03/2021	08/04/2021			(25,006)	(25,025)
	0.450	05/04/2021	08/09/2021			(13,976)	(13,986)
	0.450	05/11/2021	08/13/2021			(24,114)	(24,129)
	0.450	05/14/2021	08/17/2021			(34,775)	(34,795)
	0.450	05/17/2021	08/20/2021			(27,322)	(27,338)
	0.450	05/25/2021	08/27/2021			(10,067)	(10,071)
	0.450	06/01/2021	09/01/2021			(31,281)	(31,293)
	0.450	06/01/2021	09/02/2021			(5,102)	(5,104)
	0.450	06/03/2021	09/07/2021			(2,408)	(2,409)
	0.450	06/04/2021	09/02/2021			(2,240)	(2,240)
	0.450	06/14/2021	09/16/2021			(1,688)	(1,688)
	0.450	06/18/2021	09/02/2021			(257)	(257)
	0.450	06/23/2021	09/23/2021			(1,040)	(1,041)
	0.450	06/28/2021	09/28/2021			(3,854)	(3,855)
	0.480	04/19/2021	07/21/2021			(4,360)	(4,364)
	0.500	04/07/2021	07/07/2021			(4,131)	(4,136)
	0.500	06/18/2021	09/16/2021			(23,740)	(23,744)
	0.550	06/02/2021	03/02/2022			(10,295)	(10,300)
	0.550	06/07/2021	03/07/2022			(5,961)	(5,963)
	0.550	06/09/2021	03/02/2022			(489)	(489)
	0.550	06/30/2021	03/02/2022			(2,707)	(2,707)
	0.550	07/01/2021	03/02/2022			(1,484)	(1,484)
	0.849	05/21/2021	08/19/2021			(50,163)	(50,211)
	0.925	05/05/2021	08/03/2021			(32,924)	(32,973)
TDM	0.250	02/04/2021	TBD	(3)		(16,453)	(16,470)
	0.250	04/01/2021	TBD	(3)		(8,231)	(8,236)
	0.250	04/16/2021	TBD	(3)		(5,149)	(5,151)
UBS	0.250	03/22/2021	TBD	(3)		(4,284)	(4,287)
	0.347	05/24/2021	08/24/2021		EUR	(2,470)	(2,930)
	0.350	04/21/2021	07/22/2021		$	(9,691)	(9,698)
	0.354	06/10/2021	09/10/2021		EUR	(9,538)	(11,312)
	0.400	03/22/2021	TBD	(3)	$	(52,720)	(52,779)
	0.430	06/03/2021	09/03/2021			(10,869)	(10,872)
	0.447	05/24/2021	08/24/2021		EUR	(5,514)	(6,542)
	0.450	04/19/2021	07/20/2021		$	(32,138)	(32,167)
	0.450	04/22/2021	07/23/2021			(24,406)	(24,428)
	0.450	04/28/2021	07/29/2021			(8,101)	(8,108)
	0.450	05/03/2021	08/04/2021			(6,417)	(6,421)
	0.450	05/13/2021	08/13/2021			(1,100)	(1,100)
	0.450	05/14/2021	08/13/2021			(12,309)	(12,317)
	0.450	05/18/2021	08/18/2021			(7,476)	(7,480)
	0.450	05/24/2021	08/24/2021			(38,157)	(38,175)
	0.450	06/01/2021	09/02/2021			(672)	(673)
	0.450	06/02/2021	09/02/2021			(6,105)	(6,108)
	0.450	06/08/2021	07/23/2021			(7,614)	(7,616)
	0.450	06/11/2021	07/20/2021			(20,323)	(20,328)
	0.450	06/24/2021	08/13/2021			(621)	(621)
	0.450	06/25/2021	07/23/2021			(3,758)	(3,759)
	0.450	06/30/2021	08/04/2021			(5,620)	(5,620)
	0.450	07/01/2021	07/20/2021			(8,123)	(8,123)
	0.500	04/08/2021	07/07/2021			(8,672)	(8,682)
	0.500	04/13/2021	07/12/2021			(16,176)	(16,194)

96	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.500%	04/14/2021	07/13/2021	$	(1,017)	$(1,018)
	0.500	04/15/2021	07/14/2021		(23,605)	(23,631)
	0.535	06/01/2021	12/01/2021	EUR	(2,892)	(3,431)
	0.547	05/24/2021	08/24/2021		(494)	(586)
	0.925	05/06/2021	08/04/2021	$	(26,676)	(26,714)
	0.926	05/03/2021	08/03/2021		(16,106)	(16,130)
	0.940	04/20/2021	07/20/2021		(38,928)	(39,001)
	0.988	04/13/2021	07/12/2021		(24,546)	(24,599)
	1.083	05/10/2021	08/10/2021	GBP	(2,744)	(3,802)
	1.383	05/17/2021	08/17/2021		(13,595)	(18,838)

Total Reverse Repurchase Agreements						$(2,392,115)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BNY	$0	$(34,286)	$0	$(34,286)	$45,392	$11,106
BOS	0	(13,757)	0	(13,757)	17,186	3,429
BPS	0	(258,286)	0	(258,286)	314,971	56,685
BRC	0	(271,306)	0	(271,306)	322,894	51,588
BYR	0	(32,303)	0	(32,303)	38,877	6,574
CDC	0	(124,594)	0	(124,594)	138,910	14,316
CEW	0	(50,312)	0	(50,312)	64,059	13,747
CIB	0	(25,780)	0	(25,780)	31,992	6,212
GLM	0	(120,322)	0	(120,322)	157,373	37,051
GSC	0	(13,616)	0	(13,616)	17,113	3,497
IND	0	(94,952)	0	(94,952)	110,040	15,088
JML	0	(191,179)	0	(191,179)	228,683	37,504
MBC	0	(32,302)	0	(32,302)	40,803	8,501
MSB	0	(63,335)	0	(63,335)	81,822	18,487
NOM	28,600	(36,795)	0	(8,195)	13,234	5,039
RDR	161,800	(20,268)	0	141,532	(144,009)	(2,477)
RTA	0	(27,978)	0	(27,978)	32,847	4,869
SBI	0	(153,276)	0	(153,276)	200,214	46,938
SCX	0	(9,492)	0	(9,492)	10,186	694
SOG	0	(324,029)	0	(324,029)	386,774	62,745
TDM	0	(29,857)	0	(29,857)	31,140	1,283
UBS	0	(464,090)	0	(464,090)	566,360	102,270

Total Borrowings and Other Financing Transactions	$190,400	$(2,392,115)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(380,595)	$(558,627)	$(252,987)	$(1,192,209)
U.S. Government Agencies	0	(36,687)	(19,886)	0	(56,573)
Non-Agency Mortgage-Backed Securities	0	(66,548)	(302,888)	(49,977)	(419,413)
Asset-Backed Securities	0	(64,506)	(429,013)	(45,814)	(539,333)
Sovereign Issues	0	(48,676)	(38,456)	(5,624)	(92,756)
Preferred Securities	0	(6,198)	(74,584)	(1,139)	(81,921)

Total Borrowings	$0	$(603,210)	$(1,423,454)	$(355,541)	$(2,382,205)

Payable for reverse repurchase agreements(5)					$(2,382,205)

(n)	Securities with an aggregate market value of $2,903,542 and cash of $4,292 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	97

Consolidated Schedule of Investments	PIMCO Dynamic Credit and Mortgage Income Fund	(Cont.)

(2)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(2,347,075) at a weighted average interest rate of 0.994%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(9,910) is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	3.445%	$ 6,300	$(14)	$298	$284	$8	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	2.045	EUR 3,900	(744)	559	(185)	0	(2)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.198	61,600	(11,432)	7,694	(3,738)	0	(85)

						$(12,190)	$8,551	$(3,639)	$8	$(87)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2030	GBP	48,600	$603	$219	$822	$0	$(97)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051		19,000	1,196	(668)	528	0	(2)
Receive(5)	1-Day USD-Federal Funds Rate Compounded-OIS	0.100	Annual	01/13/2023	$	25,000	(2)	24	22	0	(1)
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022	BRL	36,900	0	92	92	2	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		14,000	0	34	34	1	0
Receive	1-Year BRL-CDI	2.880	Maturity	01/03/2022		32,300	0	79	79	2	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		53,800	0	129	129	3	0
Receive	1-Year BRL-CDI	2.884	Maturity	01/03/2022		11,400	0	27	27	1	0
Receive	1-Year BRL-CDI	2.886	Maturity	01/03/2022		16,700	0	40	40	1	0
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		54,800	(81)	129	48	3	0
Pay	1-Year BRL-CDI	4.640	Maturity	01/03/2022		1,842,200	133	(855)	(722)	0	(95)
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023		328,000	(61)	(192)	(253)	0	(81)
Pay	1-Year BRL-CDI	7.655	Maturity	01/02/2024		455,700	0	402	402	0	(220)
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	102,200	4,747	689	5,436	6	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		46,900	(1,672)	(7,350)	(9,022)	0	(209)
Pay	3-Month USD-LIBOR	2.200	Semi-Annual	09/18/2023	$	2,200	(8)	96	88	0	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		164,300	3,084	2,323	5,407	16	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2024		8,000	22	50	72	0	(1)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		4,900	137	(108)	29	2	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		194,100	(4,045)	(276)	(4,321)	122	0
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		10,000	156	61	217	0	(6)
Pay	3-Month USD-LIBOR	0.660	Semi-Annual	06/21/2026		483,000	(86)	(9,644)	(9,730)	354	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		245,900	(17,834)	23,631	5,797	214	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		64,900	1,045	4,556	5,601	71	0
Receive(5)	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		127,400	0	(1,423)	(1,423)	0	(173)
Receive(5)	3-Month USD-LIBOR	1.380	Semi-Annual	08/24/2028		140,000	0	(1,132)	(1,132)	0	(190)
Pay	3-Month USD-LIBOR	0.770	Semi-Annual	06/19/2029		172,500	(10)	(7,174)	(7,184)	311	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		13,850	621	(778)	(157)	33	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		36,800	857	(2,244)	(1,387)	94	0
Pay	3-Month USD-LIBOR	1.380	Semi-Annual	01/12/2031		60,000	(166)	(19)	(185)	163	0
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	04/12/2031		12,000	0	290	290	0	(32)
Receive(5)	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		104,100	(1,596)	(715)	(2,311)	0	(309)
Receive	3-Month USD-LIBOR	0.930	Semi-Annual	06/19/2038		142,200	381	17,087	17,468	0	(637)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		44,700	8,404	(2,536)	5,868	0	(241)
Pay	3-Month ZAR-JIBAR	5.873	Quarterly	05/12/2026	ZAR	1,558,400	(28)	(16)	(44)	0	(331)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	41,800	1,036	2,450	3,486	23	0
Receive	6-Month EUR-EURIBOR	(0.150)	Annual	03/18/2030	EUR	69,700	1,276	(200)	1,076	0	(111)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		5,500	(4)	(71)	(75)	0	(10)
Receive(5)	6-Month EUR-EURIBOR	0.000	Annual	09/15/2031		17,600	298	(40)	258	0	(34)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		2,000	111	32	143	0	(9)
Pay	28-Day MXN-TIIE	4.550	Lunar	03/01/2023	MXN	229,900	27	(283)	(256)	11	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/05/2023		428,100	(15)	(484)	(499)	20	0

							$(1,474)	$16,232	$14,758	$1,453	$(2,789)

Total Swap Agreements							$(13,664)	$24,783	$11,119	$1,461	$(2,876)

98	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,461	$1,461	$0	$0	$(2,876)	$(2,876)

(p)	Securities with an aggregate market value of $11,894 and cash of $87,777 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2021	EUR	7,126		$8,689	$ 240	$0
	07/2021	MXN	6,333		321	3	0
	07/2021		$1,232	GBP	886	0	(6)
	07/2021		46	PEN	180	1	0
	08/2021	CHF	1,400		$1,552	37	0
	08/2021		$2,300	RUB	172,912	48	0
	09/2021		4,554		332,251	0	(65)

BPS	07/2021	CAD	1,125		$930	23	0
	07/2021	CLP	2,315,880		3,148	0	(5)
	07/2021	GBP	3,110		4,306	4	0
	07/2021	TRY	11,897		1,387	25	0
	07/2021		$4,937	EUR	4,134	0	(35)
	07/2021		1,052	GBP	753	0	(10)
	07/2021		808	TRY	6,808	0	(30)
	08/2021	MXN	6,046		$283	0	(19)
	09/2021		$3,145	CLP	2,315,880	3	0
	11/2021		1,191	MXN	24,047	0	(5)

BRC	07/2021	EUR	6,776		$8,058	24	0
	07/2021	TRY	468		55	1	0
	07/2021		$49,494	EUR	40,639	0	(1,306)
	07/2021		429	TRY	3,599	0	(16)

CBK	07/2021	MXN	5,108		$255	0	(1)
	07/2021	PEN	28,640		7,324	0	(123)
	07/2021	TRY	2,365		277	6	0
	07/2021		$3,237	CLP	2,315,880	0	(85)
	07/2021		20,782	PEN	80,040	237	(204)
	07/2021		1,709	RUB	131,970	91	0
	08/2021	PEN	1,604		$435	17	0
	08/2021		$2,588	MXN	54,127	116	0
	08/2021		2,192	PEN	8,716	79	0
	08/2021		2,097	RUB	157,635	42	0
	09/2021		1,831	PEN	7,124	26	0
	09/2021		10,762	ZAR	148,017	0	(494)
	10/2021		1,035	PEN	3,980	2	0
	11/2021		10,323	MXN	210,640	55	0
	12/2021		5,513	INR	422,710	69	0

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	99

Consolidated Schedule of Investments	PIMCO Dynamic Credit and Mortgage Income Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
DUB	11/2021	CLP	2,287,755		$3,196	$93	$0

GLM	07/2021	DOP	980,877		17,113	0	(55)
	07/2021	GBP	170,015		240,355	5,173	0
	07/2021	PEN	23,475		5,902	0	(203)
	07/2021		$15,770	DOP	902,014	20	0
	07/2021		3,428	RUB	264,538	179	0
	07/2021		280	TRY	2,344	0	(11)
	08/2021	DOP	81,736		$1,383	0	(44)
	08/2021		$5,908	PEN	23,475	210	0
	08/2021		2,957	RUB	221,538	50	0
	09/2021	DOP	160,943		$2,792	0	(4)
	09/2021		$5,769	RUB	422,805	0	(57)
	09/2021		6,202	ZAR	85,687	0	(258)
	10/2021	DOP	648,070		$11,179	0	(33)
	10/2021		$15,650	DOP	902,014	0	(45)

HUS	07/2021		9,770	EUR	8,211	0	(34)
	07/2021		231,784	GBP	167,438	0	(167)
	07/2021		1,373	PEN	5,322	11	0
	07/2021		150	TRY	1,263	0	(5)
	08/2021	GBP	164,343		$227,481	124	0
	08/2021		$4,725	RUB	355,721	104	0
	09/2021	PEN	17,655		$4,778	177	0
	09/2021		$40,187	CNH	258,267	0	(456)
	09/2021		304	PEN	1,193	7	0
	09/2021		2,388	RUB	174,937	0	(25)
	10/2021		17,010	MXN	344,649	38	0
	12/2021		2,391	INR	184,021	39	0

JPM	07/2021	TRY	4,790		$558	10	0
	07/2021		$126	PEN	474	0	(3)
	07/2021		1,081	TRY	9,071	0	(43)
	09/2021	ZAR	21,234		$1,463	0	(10)
	12/2021		$1,597	INR	120,459	0	(6)

MYI	07/2021	BRL	163,273		$32,389	0	(438)
	07/2021		$32,640	BRL	163,273	186	0
	07/2021		32	PEN	127	1	0
	07/2021		1,695	RUB	129,872	76	0
	08/2021		32,287	BRL	163,273	429	0
	09/2021	PLN	50,582		$13,349	80	0
	09/2021		$123	PEN	488	4	0

SCX	07/2021	CAD	1,534		$1,234	0	(3)
	07/2021	EUR	188,101		230,114	7,073	0
	07/2021	PEN	11,538		2,899	0	(101)
	07/2021	TRY	3,565		416	8	0
	07/2021		$1,311	GBP	938	0	(14)
	07/2021		227	PEN	882	2	0
	08/2021	EUR	149,019		$176,837	22	0
	09/2021		$15,567	IDR	224,209,665	0	(197)
	09/2021		2,901	PEN	11,538	105	0
	12/2021		5,887	INR	442,197	0	(48)

SOG	07/2021		1,941	RUB	150,741	115	0
	08/2021		2,621		197,683	63	0

SSB	07/2021		30,590	BRL	163,273	2,236	0

TOR	07/2021		13,678	CAD	16,525	0	(347)
	08/2021		11,198		13,866	0	(12)

UAG	07/2021		5,569	RUB	427,036	254	0
	09/2021		2,356		172,830	0	(21)

Total Forward Foreign Currency Contracts						$18,038	$(5,044)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	3-Month USD-LIBOR	1.670%	Semi-Annual	08/17/2028	$510,100	$(362)	$2,023	$1,661	$0
	Pay	3-Month USD-LIBOR	1.630	Semi-Annual	08/24/2028	559,800	(196)	1,744	1,548	0

							$(558)	$3,767	$3,209	$0

100	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS

Counterparty	Pay/Receive(1)	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BMO	Pay	Envision Healthcare Corporation	1-Month USD-LIBOR	Monthly	07/30/2021	$ 3,966	$0	$467	$467	$0

Total Swap Agreements							$(558)	$4,234	$3,676	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BMO	$0	$0	$467	$467	$0	$0	$0	$0	$467	$0	$467
BOA	329	0	0	329	(71)	0	0	(71)	258	(260)	(2)
BOM	0	0	0	0	0	0	0	0	0	5,972	5,972
BPS	55	0	0	55	(104)	0	0	(104)	(49)	0	(49)
BRC	25	0	0	25	(1,322)	0	0	(1,322)	(1,297)	1,024	(273)
CBK	740	0	0	740	(907)	0	0	(907)	(167)	547	380
DUB	93	0	0	93	0	0	0	0	93	(100)	(7)
GLM	5,632	0	0	5,632	(710)	0	0	(710)	4,922	(4,400)	522
HUS	500	0	0	500	(687)	0	0	(687)	(187)	0	(187)
JPM	10	0	0	10	(62)	0	0	(62)	(52)	0	(52)
MYC	0	0	3,209	3,209	0	0	0	0	3,209	(2,820)	389
MYI	776	0	0	776	(438)	0	0	(438)	338	(270)	68
SCX	7,210	0	0	7,210	(363)	0	0	(363)	6,847	(5,820)	1,027
SOG	178	0	0	178	0	0	0	0	178	0	178
SSB	2,236	0	0	2,236	0	0	0	0	2,236	(2,630)	(394)
TOR	0	0	0	0	(359)	0	0	(359)	(359)	291	(68)
UAG	254	0	0	254	(21)	0	0	(21)	233	(290)	(57)

Total Over the Counter	$18,038	$0	$3,676	$21,714	$(5,044)	$0	$0	$(5,044)

(r)

Securities with an aggregate market value of $7,834 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2021.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$8	$0	$0	$1,453	$1,461

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,038	$0	$18,038
Swap Agreements	0	0	0	0	3,676	3,676

	$0	$0	$0	$18,038	$3,676	$21,714

	$0	$8	$0	$18,038	$5,129	$23,175

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$87	$0	$0	$2,789	$2,876

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,044	$0	$5,044

	$0	$87	$0	$5,044	$2,789	$7,920

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	101

Consolidated Schedule of Investments	PIMCO Dynamic Credit and Mortgage Income Fund	(Cont.)

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,521	$0	$0	$11,477	$12,998

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(44,136)	$0	$(44,136)
Swap Agreements	0	3,502	0	0	72	3,574

	$0	$3,502	$0	$(44,136)	$72	$(40,562)

	$0	$5,023	$0	$(44,136)	$11,549	$(27,564)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$10,230	$0	$0	$(25,134)	$(14,904)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,279	$0	$19,279
Swap Agreements	0	467	0	0	3,767	4,234

	$0	$467	$0	$19,279	$3,767	$23,513

	$0	$10,697	$0	$19,279	$(21,367)	$8,609

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$393,550	$79,446	$472,996
Corporate Bonds & Notes
Banking & Finance	0	371,740	29,622	401,362
Industrials	0	1,028,846	2,976	1,031,822
Utilities	0	256,269	0	256,269
Convertible Bonds & Notes
Banking & Finance	0	7,962	1,696	9,658
Industrials	0	20,763	0	20,763
Municipal Bonds & Notes
Illinois	0	1,478	0	1,478
New Jersey	0	5,778	0	5,778
Puerto Rico	0	17,098	0	17,098
Virginia	0	100	0	100
West Virginia	0	25,943	0	25,943
U.S. Government Agencies	0	88,219	0	88,219
Non-Agency Mortgage-Backed Securities	0	1,011,838	0	1,011,838
Asset-Backed Securities	0	1,208,968	132,553	1,341,521
Sovereign Issues	0	131,978	0	131,978
Common Stocks
Communication Services	26,833	0	13,218	40,051
Energy	2,782	0	0	2,782
Financials	0	0	86	86
Industrials	184	198	41,133	41,515
Utilities	0	0	11,849	11,849
Warrants
Financials	0	0	35	35
Industrials	0	0	1,713	1,713
Information Technology	0	0	43,220	43,220
Preferred Securities
Banking & Finance	0	154,636	0	154,636
Industrials	0	1,434	100,508	101,942
Utilities	0	0	23,184	23,184

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Real Estate Investment Trusts
Real Estate	$13,929	$0	$0	$13,929
Short-Term Instruments
Repurchase Agreements	0	190,400	0	190,400
Argentina Treasury Bills	0	330	0	330
U.S. Treasury Bills	0	24,728	0	24,728
U.S. Treasury Cash Management Bills	0	13,306	0	13,306

	$43,728	$4,955,562	$481,239	$5,480,529

Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	0	0	57,350	57,350

Total Investments	$43,728	$4,955,562	$538,589	$5,537,879

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,461	0	1,461
Over the counter	0	21,714	0	21,714

	$0	$23,175	$0	$23,175

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,876)	0	(2,876)
Over the counter	0	(5,044)	0	(5,044)

	$0	$(7,920)	$0	$(7,920)

Total Financial Derivative Instruments	$0	$15,255	$0	$15,255

Totals	$43,728	$4,970,817	$538,589	$5,553,134

102	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2021:

Category and Subcategory	Beginning Balance at 06/30/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$178,129	$68,434	$(142,593)	$(987)	$(25,713)	$13,128	$0	$(10,952)	$79,446	$(8,681)
Corporate Bonds & Notes
Banking & Finance	33,671	0	(7,829)	(36)	(3)	3,819	0	0	29,622	3,834
Industrials	3,411	0	(421)	0	0	(14)	0	0	2,976	26
Convertible Bonds & Notes
Banking & Finance	0	1,533	0	0	0	163	0	0	1,696	163
Municipal Bonds & Notes
New Jersey	6,194	0	(270)	(2)	0	(143)	0	(5,779)	0	0
Non-Agency Mortgage-Backed Securities	108,043	0	(64,009)	155	2,053	(21,388)	0	(24,854)	0	0
Asset-Backed Securities	65,603	53,607	0	0	(6,880)	11,681	8,542	0	132,553	5,780
Common Stocks
Communication Services	17	11,647	0	0	0	1,554	0	0	13,218	1,554
Energy	709	0	(630)	0	(2)	(77)	0	0	0	0
Financials	0	282	(177)	0	0	(19)	0	0	86	(19)
Industrials	7,268	15,824	(4,702)	0	(5,076)	28,002	0	(183)	41,133	27,380
Real Estate	11,655	0	(11,655)	0	0	0	0	0	0	0
Utilities	9,208	0	0	0	0	2,641	0	0	11,849	2,641
Warrants
Financials	0	38	0	0	0	(3)	0	0	35	(3)
Industrials	0	0	0	0	0	1,713	0	0	1,713	1,713
Information Technology	0	15,413	0	0	0	27,807	0	0	43,220	27,807
Preferred Securities
Industrials	46,827	26,456	(13,894)	0	0	41,119	0	0	100,508	41,119
Utilities	0	23,695	(269)	0	0	(242)	0	0	23,184	(242)

Totals	$470,735	$216,929	$(246,449)	$(870)	$(35,621)	$109,741	$8,542	$(41,768)	$481,239	$103,072

Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	301	51,434	0	0	0	5,615	0	0	57,350	5,615

Totals	$471,036	$268,363	$(246,449)	$(870)	$(35,621)	$115,356	$8,542	$(41,768)	$538,589	$108,687

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$53,011	Discounted Cash Flow	Discount Rate	4.500-7.800	6.426
	6	Other Valuation Techniques(2)	—	—	—
	19,565	Reference Instrument	Yield	5.642	—
	6,654	Third Party Vendor	Broker Quote	21.500-96.500	48.230
	210	Waterfall Recoverability	Recovery Value	7.792	—
Corporate Bonds & Notes
Banking & Finance	29,622	Discounted Cash Flow	Discount Rate	4.530	—
Industrials	2,976	Other Valuation Techniques(2)	—	—	—
Convertible Bonds & Notes
Banking & Finance	1,696	Other Valuation Techniques(2)	—	—	—
Asset-Backed Securities	132,553	Proxy Pricing	Base Price	13.700-100,000.000	24,136.524
Common Stocks
Communication Services	13,218	Reference Instrument	Liquidity Discount	10.000	—
Financials	86	Other Valuation Techniques(2)	—	—	—
Industrials	41,132	Discounted Cash Flow	Discount Rate	14.250	—
	1	Option Pricing Model	Volatility	90.000	—
Utilities	11,849	Indicative Market Quotation	Broker Quote	$41.500	—
Warrants
Financials	35	Other Valuation Techniques(2)	—	—	—
Industrials	1,713	Comparable Companies	EBITDA	11.400x/9.400x	—
Information Technology	43,220	Comparable Companies	EBITDA	4.375x	—

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	103

Consolidated Schedule of Investments	PIMCO Dynamic Credit and Mortgage Income Fund	(Cont.)	June 30, 2021

Category and Subcategory	Ending Balance at 06/30/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value	Weighted Average
Preferred Securities
Industrials	$75,422	Comparable Companies	EBITDA	11.400x/9.400x	—
	25,086	Comparable Companies/ Discounted Cash Flow	Book Value/Discount Rate	0.220x/20.260	—
Utilities	23,184	Current Value Model	Purchase Price	$27.048	—

Total	$481,239

Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	57,347	Comparable Companies	EBITDA	6.400x	—
	3	Other Valuation Techniques(2)	—	—	—

Total	$538,589

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

104	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 172.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 20.0%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$2,400	$2,505

ACProducts, Inc.
4.750% (LIBOR03M + 4.250%) due 05/05/2028 ~		2,300	2,292

Advantage Sales & Marketing, Inc.
6.000% - 6.250% (LIBOR03M + 5.250%) due 10/28/2027 ~		1,796	1,816

Alphabet Holding Co., Inc.
3.604% (LIBOR03M + 3.500%) due 09/26/2024 ~		289	289

Altice France S.A.
4.155% (LIBOR03M + 4.000%) due 08/14/2026 ~		338	338

Banijay Entertainment S.A.S
3.836% (LIBOR03M + 3.750%) due 03/01/2025 ~		199	199

Caesars Resort Collection LLC
2.854% (LIBOR03M + 2.750%) due 12/23/2024 ~		2,982	2,960
4.604% (LIBOR03M + 4.500%) due 07/21/2025 ~		1,292	1,298

Carnival Corp.
TBD% due 09/22/2022 «	EUR	5,500	6,365
3.750% (EUR003M + 3.750%) due 06/30/2025 ~		9,180	11,151
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~		$1,886	1,933

Cengage Learning, Inc.
TBD% due 06/29/2026		5,875	5,888
5.250% (LIBOR03M + 4.250%) due 06/07/2023 ~		2,493	2,495

Cerba Healthcare S.A.S
TBD% due 05/12/2028	EUR	3,400	4,037

Cimpress PLC
4.000% (LIBOR03M + 3.500%) due 05/17/2028 ~		$1,900	1,896

CityCenter Holdings LLC
3.000% - 3.250% (LIBOR03M + 2.250%) due 04/18/2024 ~		698	694

Cornerstone Building Brands, Inc.
3.750% (LIBOR03M + 3.250%) due 04/12/2028 ~		117	117

Coty, Inc.
1.750% (EUR003M + 1.750%) due 04/05/2023 ~	EUR	398	469

Dei Sales, Inc.
6.250% (LIBOR03M + 5.500%) due 04/23/2028 «~		$4,900	4,851

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		7,468	7,477

Emerald TopCo, Inc.
3.604% - 3.686% (LIBOR03M + 3.500%) due 07/24/2026 ~		97	96

Endure Digital, Inc.
4.250% due 02/10/2028		4,000	3,989

Ensono, LP
4.750% (LIBOR03M + 4.000%) due 05/19/2028 ~		2,400	2,410

Envision Healthcare Corp.
3.854% (LIBOR03M + 3.750%) due 10/10/2025 ~		52,578	45,152

Fintrax International Holdings
TBD% due 12/18/2026	EUR	2,200	2,611

Fly Funding S.a.r.l.
7.000% (LIBOR03M + 6.000%) due 10/08/2025 ~		$9,750	9,766

Frontier Communications Corp.
4.500% (LIBOR03M + 3.750%) due 05/01/2028 ~		6,600	6,615

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gainwell Acquisition Corp.
4.750% (LIBOR03M + 4.000%) due 10/01/2027 ~		$2,328	$2,337

Gibson Brands, Inc.
TBD% due 06/25/2028 «		3,400	3,400

Icon Luxembourg S.a.r.l
TBD% due 06/16/2028		2,562	2,570

Ingram Micro, Inc.
TBD% due 03/31/2028		2,200	2,207

Instant Brands Holdings, Inc
5.750% (LIBOR03M + 5.000%) due 04/12/2028 «~		4,423	4,412

Intelsat Jackson Holdings S.A.
3.600% - 5.618% (LIBOR03M + 5.500%) due 07/13/2022 ~		130	132
8.000% (PRIME + 4.750%) due 11/27/2023 ~		300	305

Jazz Financing LUX S.a.r.l.
3.500% (EUR003M + 3.000%) due 05/05/2028 ~	EUR	1,300	1,545
4.000% (LIBOR03M + 3.500%) due 04/21/2028 ~		$5,000	5,025

Kronos Acquisition Holdings, Inc.
4.250% (LIBOR03M + 3.750%) due 12/22/2026 ~		8	8

Lealand Finance Company B.V.
3.096% (LIBOR03M + 3.000%) due 06/30/2024 «~		109	71

Lealand Finance Company B.V. (1.093% Cash and 3.000% PIK)
4.093% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)		1,683	774

Madison LLC
TBD% due 06/16/2028		2,000	2,004

Mcafee LLC
TBD% due 05/03/2028		1,150	1,151

MH Sub LLC
3.604% (LIBOR03M + 3.500%) due 09/13/2024 ~		260	259

Parexel International Corp.
2.845% (LIBOR03M + 2.750%) due 09/27/2024 ~		86	85

Petco Health & Wellness Co.
4.000% due 03/03/2028		1,776	1,775

Pra Health Science, Inc.
TBD% due 06/16/2028		638	640

Preylock Reitman Santa Cruz Mezz LLC
6.500% (LIBOR03M + 5.500%) due 11/09/2022 «~(m)		5,540	5,430

Project Anfora Senior
2.750% (EUR003M + 2.750%) due 10/01/2026 «~(m)	EUR	19,201	22,077

PUG LLC
3.604% (LIBOR03M + 3.500%) due 02/12/2027 ~		$85	83

Redstone Buyer LLC
8.500% (LIBOR03M + 7.750%) due 04/27/2029 ~µ		2,000	1,970

RegionalCare Hospital Partners Holdings, Inc.
3.854% (LIBOR03M + 3.750%) due 11/16/2025 ~		87	86

Republic of Cote d’lvoire
TBD% due 03/19/2027	EUR	1,000	1,183

Royal Caribbean Cruises Ltd.
TBD% due 10/12/2022 µ		$11,300	10,848

Sasol Ltd.
0.500% - 1.792% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		11,612	11,013

Scientific Games International, Inc.
2.854% (LIBOR03M + 2.750%) due 08/14/2024 ~		1,396	1,388

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		13,178	13,287

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
11.750% (LIBOR03M + 10.750%) due 04/28/2024 ~		$33,623	$33,245

Sigma Bidco BV
3.750% (WIBOR03M + 3.500%) due 03/31/2025 ~	PLN	31,100	7,698

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		$1,000	1,057

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~		323	322

Spirit AeroSystems Holdings, Inc.
6.000% (LIBOR03M + 5.250%) due 01/15/2025 ~		995	1,004

Steenbok Lux Finco 2 Sa.r.l.
TBD% - 10.750% due 12/31/2021 ~	EUR	9,816	10,141

Summer (BC) Holdco B S.a.r.l.
4.884% (LIBOR03M + 4.750%) due 12/04/2026 ~		$9,885	9,900

Surgery Center Holdings, Inc.
4.500% (LIBOR03M + 3.750%) due 08/31/2026 ~		798	802

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		30,312	30,078
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		1,800	1,774

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		12,168	11,844

TK Elevator GmbH
TBD% due 07/29/2027		300	300
TBD% due 07/31/2027	EUR	5,300	6,284

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~		$3,093	3,111
5.604% (LIBOR03M + 5.500%) due 06/26/2026 ~		4,100	4,123

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		2,500	2,536

Veritas Holdings, Inc
6.000% (LIBOR03M + 5.000%) due 09/01/2025 ~		2,751	2,776

Westmoreland Coal Company (15.000% PIK)
15.000% due 03/15/2029 «~(d)		29	6

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~		3	3

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		3,737	3,754

Total Loan Participations and Assignments (Cost $345,205)			356,532

CORPORATE BONDS & NOTES 52.1%

BANKING & FINANCE 13.6%

Allied Universal Holdco LLC
4.875% due 06/01/2028	GBP	1,800	2,477

Ally Financial, Inc.
8.000% due 11/01/2031		$10	14

Ambac Assurance Corp.
5.100% due 12/31/2099 (k)(o)		184	259

Ambac LSNI LLC
6.000% due 02/12/2023 •(o)		1,720	1,721

Apollo Commercial Real Estate Finance, Inc.
4.625% due 06/15/2029		3,700	3,653

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	700	825
2.625% due 04/28/2025 (o)		1,200	1,448
3.625% due 09/24/2024 (o)		17,146	21,237
5.375% due 01/18/2028 •(o)		3,200	3,133

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	105

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 01/22/2030 •	EUR	2,238	$2,439
8.500% due 09/10/2030 •		200	219
10.500% due 07/23/2029		1,970	2,642

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	2,000	538

Banco General S.A.
5.250% due 05/07/2031 •(k)(l)(o)		$1,000	1,048

Bank of Ireland Group PLC
7.500% due 05/19/2025 •(k)(l)	EUR	200	281

Barclays PLC
6.125% due 12/15/2025 •(k)(l)(o)		$1,400	1,553
6.375% due 12/15/2025 •(k)(l)(o)	GBP	1,050	1,629
7.125% due 06/15/2025 •(k)(l)(o)		5,200	8,236

Burford Capital Global Finance LLC
6.250% due 04/15/2028 (o)		$1,200	1,262

CBL & Associates LP
5.950% due 12/15/2026 ^(e)		295	167

Corestate Capital Holding S.A.
3.500% due 04/15/2023	EUR	100	103

Credit Suisse Group AG
7.250% due 09/12/2025 •(k)(l)(o)		$400	452
7.500% due 07/17/2023 •(k)(l)		200	218
7.500% due 07/17/2023 •(k)(l)(o)		800	872
7.500% due 12/11/2023 •(k)(l)		200	222

Deutsche Bank AG
3.035% due 05/28/2032 •(m)		350	357

Enact Holdings, Inc.
6.500% due 08/15/2025 (o)		1,300	1,437

Erste Group Bank AG
4.250% due 10/15/2027 •(k)(l)	EUR	200	254

Fairfax Financial Holdings Ltd.
3.375% due 03/03/2031 (o)		$100	104
4.700% due 12/16/2026	CAD	100	90

FloodSmart Re Ltd.
13.041% (T-BILL 3MO + 13.000%) due 03/01/2024 ~		$2,194	2,182
16.791% (T-BILL 3MO + 16.750%) due 03/01/2024 ~		627	595

Ford Motor Credit Co. LLC
1.355% due 02/07/2025	EUR	100	119
1.744% due 07/19/2024		400	482
2.330% due 11/25/2025		300	368
2.386% due 02/17/2026		400	493
2.748% due 06/14/2024	GBP	300	421
3.250% due 09/15/2025 (o)	EUR	700	891
3.375% due 11/13/2025 (o)		$1,600	1,661
4.389% due 01/08/2026 (o)		200	216
4.535% due 03/06/2025	GBP	700	1,040
5.125% due 06/16/2025 (o)		$200	220

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (o)		1,013	1,054

Freedom Mortgage Corp.
6.625% due 01/15/2027 (c)		3,000	3,025

Howard Hughes Corp.
4.125% due 02/01/2029 (o)		400	401
4.375% due 02/01/2031 (o)		200	200
5.375% due 08/01/2028 (o)		200	213

HSBC Holdings PLC
4.700% due 03/09/2031 •(k)(l)(o)		500	520
5.875% due 09/28/2026 •(k)(l)(o)	GBP	1,000	1,554
6.000% due 09/29/2023 •(k)(l)	EUR	200	260
6.500% due 03/23/2028 •(k)(l)(o)		$1,220	1,401

ING Groep NV
5.750% due 11/16/2026 •(k)(l)(o)		800	887

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(k)(l)(o)	EUR	500	727

Kennedy Wilson Europe Real Estate Ltd.
3.950% due 06/30/2022	GBP	59	84

Kennedy-Wilson, Inc.
4.750% due 03/01/2029 (o)		$4,200	4,332
5.000% due 03/01/2031 (o)		4,100	4,223

Lloyds Banking Group PLC
5.125% due 12/27/2024 •(k)(l)	GBP	900	1,323
7.500% due 09/27/2025 •(k)(l)(o)		$1,500	1,759
7.625% due 06/27/2023 •(k)(l)(o)	GBP	1,700	2,579

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.875% due 06/27/2029 •(k)(l)(o)	GBP	14,673	$25,945

LPL Holdings, Inc.
4.000% due 03/15/2029 (o)		$4,571	4,604

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (o)		3,400	3,462
4.500% due 01/15/2028		100	106
4.625% due 06/15/2025 (o)		100	107
5.750% due 02/01/2027 (o)		300	334

National Health Investors, Inc.
3.000% due 02/01/2031 (o)		200	194

Natwest Group PLC
5.125% due 05/12/2027 •(k)(l)	GBP	700	1,045
6.000% due 12/29/2025 •(k)(l)(o)		$2,800	3,128
8.000% due 08/10/2025 •(k)(l)(o)		5,775	6,848

Pinnacol Assurance
8.625% due 06/25/2034 «(m)		10,200	13,023

PRA Group, Inc.
7.375% due 09/01/2025 (o)		1,300	1,404

Preferred Term Securities Ltd.
0.499% (US0003M + 0.380%) due 09/23/2035 ~		117	115

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(k)(l)(o)	GBP	9,200	14,230

Sitka Holdings LLC
4.643% due 07/06/2026 •(c)		$3,594	3,592

Societe Generale S.A.
5.375% due 11/18/2030 •(k)(l)(o)		700	743
6.750% due 04/06/2028 •(k)(l)(o)		400	454
7.375% due 10/04/2023 •(k)(l)(o)		1,600	1,749

Starwood Property Trust, Inc.
5.500% due 11/01/2023 (o)		1,100	1,154

Tesco Property Finance PLC
6.052% due 10/13/2039 (o)	GBP	2,901	5,359

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (h)		$32,800	10,103

Trust Fibra Uno
4.869% due 01/15/2030 (o)		500	552
6.390% due 01/15/2050 (o)		2,400	2,817

Unique Pub Finance Co. PLC
5.659% due 06/30/2027 (o)	GBP	1,249	1,948

Uniti Group LP
4.750% due 04/15/2028 (o)		$4,829	4,831
6.500% due 02/15/2029 (o)		7,228	7,256
7.125% due 12/15/2024 (o)		6,874	7,115
7.875% due 02/15/2025 (o)		19,288	20,708

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		8,825	8,086

			243,132

INDUSTRIALS 31.8%

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028 (o)		1,200	1,267

Air Canada Pass-Through Trust
5.250% due 10/01/2030 (o)		937	1,019

Altice Financing S.A.
7.500% due 05/15/2026 (o)		6,360	6,631

American Airlines Pass-Through Trust
3.350% due 04/15/2031 (o)		251	256
3.375% due 11/01/2028 (o)		421	419
3.700% due 04/01/2028 (o)		846	862

American Airlines, Inc.
5.500% due 04/20/2026		100	106

APi Group DE, Inc.
4.125% due 07/15/2029 (o)		500	498

Associated Materials LLC
9.000% due 09/01/2025 (o)		6,327	6,722

B.C. Unlimited Liability Co.
3.500% due 02/15/2029 (o)		3,000	2,966
3.875% due 01/15/2028		4,200	4,258

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027 (o)		1,705	1,748

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)(o)		243	180

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boeing Co.
5.705% due 05/01/2040 (o)		$2,573	$3,319
5.805% due 05/01/2050 (o)		1,715	2,313
5.930% due 05/01/2060 (o)		2,812	3,890

Bombardier, Inc.
6.000% due 10/15/2022 (o)		16,697	16,752
6.125% due 01/15/2023 (o)		2,768	2,921
7.125% due 06/15/2026 (o)		8,232	8,629
7.500% due 12/01/2024 (o)		4,026	4,212
7.500% due 03/15/2025 (o)		5,228	5,388
7.875% due 04/15/2027 (o)		6,482	6,733

BRF S.A.
5.750% due 09/21/2050 (o)		300	309

Broadcom, Inc.
4.150% due 11/15/2030 (o)		811	910
4.300% due 11/15/2032		958	1,092
5.000% due 04/15/2030 (o)		1,000	1,181

Buffalo Thunder Development Authority
0.000% due 11/15/2029 «(m)		2,483	2
11.000% due 12/09/2022 ^(e)		5,598	2,855

Cablevision Lightpath LLC
3.875% due 09/15/2027 (o)		1,000	992

Caesars Entertainment, Inc.
6.250% due 07/01/2025 (o)		9,038	9,592

Caesars Resort Collection LLC
5.750% due 07/01/2025 (o)		200	211

Callon Petroleum Co.
8.000% due 08/01/2028 (c)		2,600	2,632

CCO Holdings LLC
4.250% due 02/01/2031 (o)		8,897	9,075
4.500% due 08/15/2030 (o)		379	395
4.500% due 05/01/2032 (o)		1,000	1,040
4.750% due 03/01/2030 (o)		438	464

CGG S.A.
7.750% due 04/01/2027	EUR	1,500	1,848
8.750% due 04/01/2027 (o)		$3,000	3,109

Community Health Systems, Inc.
4.750% due 02/15/2031 (o)		1,900	1,909
5.625% due 03/15/2027 (o)		10,340	11,052
6.625% due 02/15/2025 (o)		4,650	4,923
8.000% due 03/15/2026 (o)		1,328	1,433

Connect Finco SARL
6.750% due 10/01/2026 (o)		144	152

Corning, Inc.
5.450% due 11/15/2079 (o)		186	261

Coty, Inc.
5.000% due 04/15/2026 (o)		5,357	5,447

CSC Holdings LLC
4.500% due 11/15/2031 (o)		3,900	3,929

Delta Air Lines, Inc.
4.750% due 10/20/2028 (o)		1,000	1,113
7.375% due 01/15/2026 (o)		1,830	2,149

Deluxe Corp.
8.000% due 06/01/2029 (o)		4,400	4,786

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (o)		466	481
10.750% due 09/01/2024 (o)		3,348	3,488

Endure Digital, Inc.
6.000% due 02/15/2029 (o)		3,800	3,767

Envision Healthcare Corp.
8.750% due 10/15/2026 (o)		5,765	4,051

Exela Intermediate LLC
10.000% due 07/15/2023		267	176

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (o)		3,502	3,582
6.875% due 03/01/2026 (o)		2,482	2,600

FMG Resources Pty. Ltd.
4.375% due 04/01/2031 (o)		3,000	3,213

Fresh Market, Inc.
9.750% due 05/01/2023 (o)		8,520	8,766

Frontier Communications Holdings LLC
5.000% due 05/01/2028 (o)		5,600	5,796

Frontier Finance PLC
8.000% due 03/23/2022	GBP	1,969	2,790

106	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Full House Resorts, Inc.
8.250% due 02/15/2028 (o)		$3,455	$3,778

Garda World Security Corp.
6.000% due 06/01/2029 (o)		1,400	1,391

Global Infrastructure Solutions, Inc.
5.625% due 06/01/2029 (o)		1,000	1,039

Global Medical Response, Inc.
6.500% due 10/01/2025 (o)		3,000	3,092

Gruenenthal GmbH
4.125% due 05/15/2028	EUR	500	612

Guara Norte SARL
5.198% due 06/15/2034 (o)		$393	410

Helios Software Holdings, Inc.
4.625% due 05/01/2028 (o)		1,882	1,848

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032 (o)		300	297
3.750% due 05/01/2029 (o)		2,800	2,832
4.000% due 05/01/2031 (o)		5,000	5,051

HollyFrontier Corp.
4.500% due 10/01/2030 (o)		7,168	7,683

iHeartCommunications, Inc.
6.375% due 05/01/2026 (o)		3,168	3,376

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)(o)		944	1,033

Indigo Merger Sub, Inc.
2.875% due 07/15/2026 (c)		500	509

Innophos Holdings, Inc.
9.375% due 02/15/2028 (o)		369	400

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)		434	145

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)(o)		26,054	14,948
8.000% due 02/15/2024 (o)		295	305
8.500% due 10/15/2024 ^(e)(o)		21,036	12,486
9.750% due 07/15/2025 ^(e)(o)		15,493	9,049

Intelsat Luxembourg S.A.
8.125% due 06/01/2023 ^(e)(o)		8,785	302

Jaguar Land Rover Automotive PLC
5.875% due 01/15/2028 (o)		2,400	2,533
7.750% due 10/15/2025 (o)		700	770

Kleopatra Holdings 2 S.C.A.
6.500% due 09/01/2026	EUR	200	231

Kraft Heinz Foods Co.
4.250% due 03/01/2031 (o)		$1,542	1,753

Level 3 Financing, Inc.
3.625% due 01/15/2029 (o)		5,128	4,956
3.875% due 11/15/2029		100	107

Leviathan Bond Ltd.
6.125% due 06/30/2025 (o)		400	441
6.500% due 06/30/2027 (o)		400	446
6.750% due 06/30/2030 (o)		200	227

Lithia Motors, Inc.
3.875% due 06/01/2029 (o)		2,000	2,076

Madison IAQ LLC
4.125% due 06/30/2028 (o)		2,700	2,730
5.875% due 06/30/2029 (o)		1,600	1,630

Melco Resorts Finance Ltd.
5.750% due 07/21/2028 (o)		9,700	10,258

MGM China Holdings Ltd.
4.750% due 02/01/2027 (o)		1,000	1,021

MGM Resorts International
4.750% due 10/15/2028 (o)		3,200	3,406

Mohegan Gaming & Entertainment
8.000% due 02/01/2026 (o)		2,000	2,092

NCL Corp. Ltd.
10.250% due 02/01/2026 (o)		12,139	14,142

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (o)		400	452

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (d)		150	166

Norfolk Southern Corp.
4.100% due 05/15/2121		100	110

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025 (o)		$128	$138

PeaceHealth Obligated Group
3.218% due 11/15/2050 (o)		200	211

Petroleos Mexicanos
5.350% due 02/12/2028 (o)		1,716	1,690
5.950% due 01/28/2031 (o)		9,959	9,688
6.490% due 01/23/2027 (o)		200	212
6.500% due 03/13/2027 (o)		3,176	3,356
6.500% due 01/23/2029 (o)		11,278	11,622
6.625% due 06/15/2035 (o)		3,900	3,771
6.750% due 09/21/2047 (o)		2,720	2,411
6.840% due 01/23/2030 (o)		9,688	9,996
6.950% due 01/28/2060		780	691
7.690% due 01/23/2050 (o)		330	318

Petrorio Luxembourg SARL
6.125% due 06/09/2026		800	819

Platin 1426 GmbH
6.875% due 06/15/2023 (o)	EUR	2,140	2,561

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (o)		$2,200	2,385

Prime Security Services Borrower LLC
3.375% due 08/31/2027 (o)		1,667	1,619

Prosus NV
2.031% due 08/03/2032	EUR	500	611
4.027% due 08/03/2050 (o)		$400	386

QualityTech LP
3.875% due 10/01/2028 (o)		3,000	3,212

QVC, Inc.
5.950% due 03/15/2043 (o)		1,314	1,337

Rolls-Royce PLC
1.625% due 05/09/2028 (o)	EUR	200	222
3.375% due 06/18/2026	GBP	100	138
3.625% due 10/14/2025 (o)		$600	609
4.625% due 02/16/2026 (o)	EUR	1,000	1,296
4.625% due 02/16/2026		300	389
5.750% due 10/15/2027 (o)	GBP	1,000	1,518
5.750% due 10/15/2027 (o)		$700	772
5.750% due 10/15/2027	GBP	1,100	1,670

Royal Caribbean Cruises Ltd.
11.500% due 06/01/2025 (o)		$1,830	2,111

Sabre GLBL, Inc.
7.375% due 09/01/2025 (o)		1,000	1,089

Sensata Technologies BV
4.000% due 04/15/2029 (o)		900	915

Spirit AeroSystems, Inc.
5.500% due 01/15/2025 (o)		1,000	1,066

Studio City Finance Ltd.
6.000% due 07/15/2025 (o)		3,000	3,158
6.500% due 01/15/2028 (o)		3,000	3,221

Summer BC Bidco B LLC
5.500% due 10/31/2026 (c)		900	916

Tasty Bondco 1 S.A.
6.250% due 05/15/2026 (o)	EUR	900	1,010

Tenet Healthcare Corp.
6.750% due 06/15/2023 (o)		$7,200	7,866

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021 (o)		170	172

Teva Pharmaceutical Finance Netherlands BV
6.000% due 01/31/2025	EUR	200	256

Topaz Solar Farms LLC
4.875% due 09/30/2039 (o)		$5,598	6,099
5.750% due 09/30/2039 (o)		27,692	32,183

TransDigm, Inc.
5.500% due 11/15/2027		88	92

Transocean Pontus Ltd.
6.125% due 08/01/2025 (o)		291	295

Transocean, Inc.
7.250% due 11/01/2025 (o)		243	212
7.500% due 01/15/2026		70	60
8.000% due 02/01/2027 (o)		195	164

Triumph Group, Inc.
6.250% due 09/15/2024 (o)		134	137

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (o)		$4,689	$4,935

Uber Technologies, Inc.
6.250% due 01/15/2028 (o)		2,100	2,264

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (o)		500	543

United Airlines Pass-Through Trust
4.875% due 07/15/2027 (o)		2,329	2,474
5.875% due 04/15/2029		95	106

United Airlines, Inc.
4.375% due 04/15/2026 (o)		400	415

United Group BV
4.875% due 07/01/2024	EUR	200	240

Univision Communications, Inc.
5.125% due 02/15/2025 (o)		$1,747	1,788

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (d)		43	45

Vale Overseas Ltd.
6.875% due 11/21/2036 (o)		333	457
6.875% due 11/10/2039 (o)		110	154

Vale S.A.
0.000% due 12/29/2049 ~(k)	BRL	270,000	32,237

Veritas U.S., Inc.
7.500% due 09/01/2025 (o)		$3,018	3,151

Victors Merger Corp.
6.375% due 05/15/2029 (o)		3,000	3,026

Viking Cruises Ltd.
13.000% due 05/15/2025 (o)		5,889	6,940

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029 (o)		11,700	11,847

Vine Energy Holdings LLC
6.750% due 04/15/2029 (o)		1,800	1,897

Vmed O2 UK Financing PLC
3.250% due 01/31/2031 (o)	EUR	1,400	1,669
4.250% due 01/31/2031 (o)		$1,300	1,279

Windstream Escrow LLC
7.750% due 08/15/2028 (o)		21,263	21,927

WMG Acquisition Corp.
3.000% due 02/15/2031 (o)		5,142	4,885

Wolverine Escrow LLC
8.500% due 11/15/2024 (o)		9,304	9,043
9.000% due 11/15/2026 (o)		3,900	3,817

Wynn Las Vegas LLC
5.250% due 05/15/2027 (o)		4,000	4,308
5.500% due 03/01/2025 (o)		2,900	3,130

Wynn Macau Ltd.
4.875% due 10/01/2024 (o)		200	203
5.125% due 12/15/2029 (o)		800	826
5.500% due 01/15/2026 (o)		200	210
5.625% due 08/26/2028 (o)		200	209

Yum! Brands, Inc.
3.625% due 03/15/2031 (o)		5,000	4,981

			566,469

UTILITIES 6.7%

AT&T, Inc.
3.100% due 02/01/2043 (o)		3,300	3,240
3.300% due 02/01/2052 (o)		3,300	3,219
3.500% due 06/01/2041 (o)		1,739	1,810
3.500% due 02/01/2061 (o)		2,300	2,275
3.650% due 06/01/2051 (o)		1,553	1,616
3.850% due 06/01/2060 (o)		1,295	1,368

DTEK Finance PLC (1.500% Cash and 3.500% PIK)
5.000% due 12/31/2027 (d)		11,367	7,434

Edison International
5.750% due 06/15/2027 (o)		272	310

Eskom Holdings SOC Ltd.
6.750% due 08/06/2023 (o)		14,400	15,088

FEL Energy SARL
5.750% due 12/01/2040 (o)		5,073	5,395

FirstEnergy Corp.
3.400% due 03/01/2050 (o)		500	491
5.350% due 07/15/2047 (o)		500	601

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	107

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lumen Technologies, Inc.
4.000% due 02/15/2027 (o)		$222	$227

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^(o)		93	93

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(o)		4,155	4,124

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (d)		8,040	8,291

Pacific Gas & Electric Co.
3.300% due 03/15/2027 ^(o)		1,447	1,500
3.450% due 07/01/2025 (o)		3,237	3,395
3.750% due 08/15/2042 ^(o)		58	53
3.950% due 12/01/2047 ^(o)		500	466
4.000% due 12/01/2046 ^		4	4
4.300% due 03/15/2045 ^(o)		433	417
4.450% due 04/15/2042 ^		1,420	1,410
4.500% due 07/01/2040 (o)		2,711	2,717
4.500% due 12/15/2041 ^(o)		534	521
4.550% due 07/01/2030 (o)		10,202	10,921
4.600% due 06/15/2043 ^(o)		107	106
4.750% due 02/15/2044 ^(o)		7,430	7,536
4.950% due 07/01/2050 (o)		10,191	10,499

Peru LNG SRL
5.375% due 03/22/2030		1,813	1,570

Petrobras Global Finance BV
6.625% due 01/16/2034 (o)	GBP	700	1,119
6.750% due 06/03/2050 (o)		$5,986	7,007
6.850% due 06/05/2115 (o)		5,790	6,626
7.250% due 03/17/2044 (o)		612	751

Rio Oil Finance Trust
8.200% due 04/06/2028 (o)		317	367
9.250% due 07/06/2024 (o)		3,434	3,811
9.750% due 01/06/2027 (o)		1,889	2,236

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (o)		320	322

			118,936

Total Corporate Bonds & Notes (Cost $896,862)			928,537

CONVERTIBLE BONDS & NOTES 1.2%

BANKING & FINANCE 0.6%

Corestate Capital Holding S.A.
1.375% due 11/28/2022	EUR	1,800	1,814

Credit Suisse Group Guernsey Ltd.
3.000% due 11/12/2021 «	CHF	1,000	1,211

PennyMac Corp.
5.500% due 03/15/2026 (o)		$7,700	8,032

			11,057

INDUSTRIALS 0.6%

Multiplan Corp.
6.000% due 10/15/2027 (d)		10,500	10,847

Total Convertible Bonds & Notes (Cost $20,894)			21,904

MUNICIPAL BONDS & NOTES 1.8%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		129	147

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		70	88
7.350% due 07/01/2035		50	65

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		230	271

			571

PUERTO RICO 1.2%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(e)		11,700	9,711

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CPR Custodial Receipt, Puerto Rico Revenue Bonds, Series 2021
0.000% due 01/01/2045 (h)		$13,000	$11,489

			21,200

WEST VIRGINIA 0.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		95,900	10,747

Total Municipal Bonds & Notes (Cost $29,389)			32,518

U.S. GOVERNMENT AGENCIES 2.5%

Fannie Mae
3.500% due 06/25/2050 (a)(o)		5,915	924
3.742% due 02/25/2040 •		720	747
5.829% due 07/25/2041 •(a)(o)		2,816	467
5.842% due 07/25/2029 •(o)		2,460	2,723
5.979% due 10/25/2040 •(a)(o)		3,683	464
6.259% due 12/25/2037 •(a)		117	22
6.429% due 09/25/2037 •(a)(o)		496	88
6.509% due 03/25/2040 •(a)		3,178	402
6.559% due 11/25/2036 •(a)		72	11
6.629% due 06/25/2037 •(a)		255	39
6.692% due 02/25/2040 •		2,660	2,727
6.889% due 03/25/2038 •(a)		1,206	234
6.909% due 02/25/2038 •(a)(o)		737	155
7.009% due 06/25/2023 •(a)(o)		324	18
12.169% due 01/25/2041 •(o)		5,216	6,921

Freddie Mac
0.000% due 02/25/2046 (b)(h)		5,202	4,682
0.100% due 02/25/2046 (a)		5,203	2
0.700% due 11/25/2055 ~(a)(o)		81,493	5,483
2.079% due 11/25/2045 ~(a)(o)		23,213	2,654
3.000% due 06/25/2050 (a)(o)		14,605	1,993
3.500% due 07/25/2050 (a)(o)		13,246	2,320
5.000% due 05/25/2048 (a)(o)		12,673	1,720
5.242% due 10/25/2029 •(o)		2,350	2,551
6.337% due 05/15/2037 •(a)		118	18
6.397% due 07/15/2036 •(a)(o)		1,526	279
6.507% due 09/15/2036 •(a)(o)		524	101
6.627% due 04/15/2036 •(a)		466	65
7.707% due 09/15/2036 •(a)(o)		906	206
9.092% due 03/25/2029 •		2,087	2,228
10.592% due 10/25/2028 •		494	578
10.842% due 03/25/2025 •		2,460	2,470
14.274% due 09/15/2041 •		602	894
16.693% due 09/15/2034 •		12	12

Total U.S. Government Agencies (Cost $43,616)			44,198

NON-AGENCY MORTGAGE-BACKED SECURITIES 42.4%

Alba PLC
0.341% due 12/15/2038 •(o)	GBP	6,391	8,251

American Home Mortgage Assets Trust
0.382% due 08/25/2037 ^•(o)		$10,633	10,133
0.632% due 11/25/2035 •		971	961

American Home Mortgage Investment Trust
0.692% due 09/25/2045 •		3,672	3,371
0.992% due 02/25/2044 •		9,739	9,254

BAMLL Commercial Mortgage Securities Trust
2.223% due 03/15/2037 •(o)		2,919	2,797

Banc of America Alternative Loan Trust
6.000% due 06/25/2037		153	151
6.000% due 06/25/2046		67	66

Banc of America Funding Corp.
0.415% due 05/26/2036 ~		5,944	5,402

Banc of America Funding Trust
0.000% due 06/26/2035 ~		2,673	2,580
0.302% due 08/25/2047 ^~		3,151	2,707
0.513% due 04/20/2047 ^•(o)		6,957	6,818
0.768% due 02/20/2035 •		4,612	4,757
2.791% due 01/25/2035 ~		187	190
2.919% due 03/20/2036 ^~		892	882
3.209% due 01/20/2047 ^~		118	116

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.619% due 07/26/2036 ~		$9,940	$4,715

Banc of America Mortgage Trust
2.372% due 10/20/2046 ^~		95	66
3.238% due 01/25/2036 ~		265	259

Bancaja Fondo de Titulizacion de Activos
0.000% due 10/25/2037 •(o)	EUR	1,044	1,235

BCAP LLC Trust
1.888% due 07/26/2045 ~(o)		$5,027	4,924
2.643% due 07/26/2035 ~		891	785
2.913% due 11/26/2035 ~(o)		3,509	3,378
2.929% due 02/26/2036 ~		4,185	3,279
3.024% due 04/26/2037 ~		8,308	7,423
3.047% due 06/26/2036 ~		2,916	2,666
5.500% due 12/26/2035 ~		4,554	3,652
6.000% due 08/26/2037 ~		2,471	2,333

Bear Stearns Adjustable Rate Mortgage Trust
3.341% due 06/25/2047 ^~		1,952	1,955

Bear Stearns ALT-A Trust
0.492% due 02/25/2034 •(o)		3,624	3,518
3.051% due 09/25/2035 ^~(o)		6,020	3,555
3.063% due 11/25/2035 ^~		12,836	9,826

Beneria Cowen & Pritzer Collateral Funding Corp.
3.738% due 06/15/2038 •		4,000	3,997

BX Commercial Mortgage Trust
3.223% due 07/15/2034 •(o)		13,099	13,169

CD Mortgage Trust
5.688% due 10/15/2048		3,174	454

Chase Mortgage Finance Trust
2.794% due 01/25/2036 ^~(o)		4,864	4,486
3.032% due 03/25/2037 ^~		1,355	1,353

Citigroup Commercial Mortgage Trust
5.699% due 12/10/2049 ~		257	141

Citigroup Mortgage Loan Trust
2.520% due 03/25/2036 ^•		166	166
2.881% due 02/25/2036 ~(o)		8,120	7,783
3.130% due 10/25/2035 ^~		1,610	1,640
3.234% due 09/25/2037 ^~		3,328	3,295

Commercial Mortgage Loan Trust
6.173% due 12/10/2049 ~		6,027	2,594

Countrywide Alternative Loan Trust
0.342% due 06/25/2037 •(o)		8,052	6,399
0.472% due 09/25/2046 ^•(o)		7,533	7,093
0.796% due 12/25/2035 ~(a)		10,042	336
1.552% due 11/25/2035 •(o)		10,420	10,378
1.710% due 12/25/2035 ~(a)		4,406	246
2.717% due 06/25/2037 ^~		114	102
5.500% due 07/25/2035 ^		923	716
5.500% due 11/25/2035 ^		392	307
5.500% due 01/25/2036 ^		83	83
5.500% due 04/25/2037 ^(o)		1,841	1,366
5.750% due 01/25/2036		156	120
5.750% due 01/25/2037 ^(o)		9,382	7,383
5.750% due 04/25/2037 ^		1,416	1,414
6.000% due 08/25/2036 ^		279	224
6.000% due 11/25/2036 ^		262	210
6.000% due 12/25/2036		162	101
6.000% due 01/25/2037 ^		1,099	958
6.000% due 02/25/2037 ^		867	498
6.000% due 03/25/2037 ^		2,687	1,554
6.000% due 03/25/2037 ^(o)		8,722	5,042
6.000% due 04/25/2037 ^		5,305	3,328
6.000% due 09/25/2037 (o)		8,169	4,416
7.059% due 07/25/2036 •(a)		8,143	2,842
38.451% due 05/25/2037 ^•		771	1,458

Countrywide Home Loan Mortgage Pass-Through Trust
0.432% due 03/25/2036 •		599	384
0.692% due 03/25/2035 •		180	148
1.962% due 03/25/2046 ^•(o)		5,703	3,662
2.759% due 11/20/2035 ~(o)		7,936	7,330
3.244% due 06/25/2047 ^~		1,935	1,999
5.000% due 11/25/2035 ^		26	19
5.500% due 12/25/2034		78	81
5.500% due 11/25/2035 ^		31	24
6.000% due 07/25/2037 ^		176	126
6.000% due 08/25/2037		3,700	2,591
6.000% due 08/25/2037 ^		2	1

Credit Suisse Commercial Mortgage Trust
5.869% due 09/15/2040 ~		21	52

108	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Certificates
2.245% due 06/25/2036 ~		$5,591	$5,597
2.826% due 02/27/2047 ~		38,388	20,792
2.987% due 04/26/2035 ~		10,316	10,123
3.233% due 07/26/2037 ~		7,956	7,340
7.000% due 08/26/2036		14,458	4,697
7.000% due 08/27/2036		3,211	1,815

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.396% due 04/25/2036 þ		5,553	3,879

Credit Suisse Mortgage Capital Trust
4.935% due 10/15/2037 •		4,000	4,084
6.500% due 07/26/2036 ^		10,942	4,181

Debussy DTC PLC
5.930% due 07/12/2025 (o)	GBP	7,730	10,403
8.250% due 07/12/2025		5,000	2,020

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
6.000% due 10/25/2021 ^		$94	79

Dilosk RMBS DAC
2.707% due 12/20/2057 •	EUR	1,100	1,311

Dssv SARL
3.000% due 10/15/2024 «•		12,741	14,836

Eurosail PLC
0.000% due 06/13/2045 ~	GBP	2	1,947
1.334% (BP0003M + 1.250%) due 06/13/2045 ~(o)		5,515	7,263
1.834% (BP0003M + 1.750%) due 06/13/2045 ~		3,401	4,401
3.584% (BP0003M + 3.500%) due 06/13/2045 ~		1,217	1,706

Extended Stay America Trust
2.925% due 07/15/2038 •(c)(o)		$5,353	5,407
3.775% due 07/15/2038 •(c)		15,100	15,251

First Horizon Alternative Mortgage Securities Trust
2.308% due 08/25/2035 ^~		506	78
7.009% due 11/25/2036 •(a)		888	277

First Horizon Mortgage Pass-Through Trust
5.500% due 08/25/2037 ^		288	185

Freddie Mac
2.668% due 01/25/2051 •		600	596
4.768% due 01/25/2051 •		600	618
4.818% due 10/25/2050 •		2,500	2,662

GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •	EUR	8,504	8,951

GreenPoint Mortgage Funding Trust
0.292% due 12/25/2046 ^•(o)		$3,562	3,419

GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~(o)		9,500	9,310
4.744% due 10/10/2032 ~		1,700	1,646

GS Mortgage Securities Trust
3.932% due 10/10/2035 ~(o)		10,000	10,141

GS Mortgage-Backed Securities Trust
0.000% due 07/25/2059 (b)(h)		68	68
0.000% due 07/25/2059 ~(a)		60,301	290
0.090% due 07/25/2059 ~(a)		54,898	165
3.834% due 07/25/2059 ~(o)		8,719	8,012
3.834% due 07/25/2059 ~		1,081	1,033

GSR Mortgage Loan Trust
2.696% due 11/25/2035 ~		139	98
6.500% due 08/25/2036 ^•		683	363

HarborView Mortgage Loan Trust
0.573% due 03/19/2036 ^•		9,514	9,469
0.593% due 01/19/2036 •		5,490	4,035
1.068% due 06/20/2035 •(o)		5,933	5,865
1.443% due 06/20/2035 •		1,369	1,303

Hipocat FTA
0.000% due 01/15/2050 •(o)	EUR	4,153	4,849

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •		1,209	1,328

Impac CMB Trust
0.812% due 10/25/2034 •		$101	99

Impac Secured Assets Trust
0.202% due 05/25/2037 ^•		5	5

IndyMac Mortgage Loan Trust
0.342% due 02/25/2037 •(o)		2,920	2,326
0.392% due 07/25/2036 •		422	337

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.492% due 11/25/2046 •(o)		$4,287	$4,092
2.828% due 03/25/2037 ~		22	22
2.933% due 06/25/2037 ^~		3,479	2,869
3.186% due 02/25/2035 ~		275	268

JP Morgan Alternative Loan Trust
0.292% due 06/25/2037 •(o)		25,957	13,537
2.669% due 11/25/2036 ^~(o)		225	222
6.460% due 12/25/2036 ^þ(o)		4,659	4,671

JP Morgan Chase Commercial Mortgage Securities Trust
1.543% due 06/15/2045 ~(a)		26,072	127

JP Morgan Mortgage Trust
2.679% due 10/25/2036 ~		474	397
3.191% due 06/25/2037 ^~		2,462	2,230

Lavender Trust
6.000% due 11/26/2036 (o)		8,984	9,134

LB-UBS Commercial Mortgage Trust
0.336% due 02/15/2040 ~(a)		4,594	0

Lehman Mortgage Trust
6.000% due 08/25/2036 ^		690	685
6.000% due 09/25/2036 ^		478	404
6.500% due 09/25/2037 ^		3,210	1,504
7.250% due 09/25/2037 ^(o)		31,253	12,818

Lehman XS Trust
0.652% due 07/25/2037 •		22,480	17,074
1.092% due 07/25/2047 •		3,420	3,069

MASTR Adjustable Rate Mortgages Trust
0.292% due 05/25/2047 •		12,688	15,289
0.772% due 05/25/2047 ^•		4,141	4,977

MASTR Alternative Loan Trust
0.442% due 03/25/2036 •		20,106	1,155
0.492% due 03/25/2036 ^•		26,575	1,497

Merrill Lynch Mortgage Investors Trust
2.837% due 05/25/2036 ~		3,207	3,227

MFA Trust
4.039% due 04/25/2065 ~(o)		14,456	14,738

Morgan Stanley Re-REMIC Trust
2.761% due 07/26/2035 ~		11,794	11,827
3.029% due 09/26/2035 ~(o)		1,574	1,682
6.000% due 04/26/2036 (o)		7,969	8,648

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		1,585	1,551

Motel 6 Trust
7.000% due 08/15/2024 •(o)		6,468	6,318

Natixis Commercial Mortgage Securities Trust
3.073% due 11/15/2034 •		1,280	1,271
4.073% due 11/15/2034 •		555	546

Newgate Funding PLC
0.281% due 12/15/2050 •(o)	GBP	1,256	1,633
0.702% due 12/15/2050 •(o)	EUR	1,419	1,665
0.952% due 12/15/2050 •(o)		2,710	3,140
1.331% due 12/15/2050 •(o)	GBP	2,142	2,932

Nomura Resecuritization Trust
5.411% due 09/26/2035 ~		$3,968	3,893

NovaStar Mortgage Funding Trust
0.472% due 09/25/2046 •		266	260

PMT Credit Risk Transfer Trust
3.011% due 02/27/2024 •		8,333	8,417

RBSSP Resecuritization Trust
2.240% due 07/26/2045 ~(o)		20,150	19,950
2.900% due 05/26/2037 ~(o)		3,712	2,917
6.000% due 03/26/2036 ^~		4,268	3,257

Residential Accredit Loans, Inc. Trust
0.282% due 05/25/2037 •(o)		9,707	9,334
0.452% due 07/25/2036 ^•(o)		8,050	4,306
1.116% due 01/25/2046 ^•		3,757	3,493
5.321% due 01/25/2036 ~		218	196
6.000% due 08/25/2035 ^		561	554
6.000% due 06/25/2036		203	195
6.000% due 09/25/2036 ^		3,943	2,599
7.000% due 10/25/2037 (o)		6,032	5,895

Residential Asset Securitization Trust
5.500% due 07/25/2035		629	509
6.250% due 08/25/2037 ^		4,124	1,529

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Funding Mortgage Securities, Inc. Trust
5.196% due 08/25/2036 ^~		$441	$364
5.850% due 11/25/2035 ^		95	93
6.000% due 04/25/2037 ^(o)		589	568

RiverView HECM Trust
0.580% due 05/25/2047 •		4,544	4,199

Seasoned Credit Risk Transfer Trust
4.250% due 11/25/2059 ~		2,400	2,535
4.250% due 09/25/2060		1,500	1,548
4.250% due 11/25/2060 ~		1,000	1,046
5.718% due 11/25/2059 ~		5,193	3,234
14.989% due 11/25/2060 ~		1,200	1,159
16.360% due 09/25/2060 ~		1,600	1,589

Sequoia Mortgage Trust
0.833% due 07/20/2036 •		698	277
1.293% due 10/20/2027 •		554	537

Structured Adjustable Rate Mortgage Loan Trust
3.029% due 02/25/2037 ^~(o)		7,705	6,579
3.071% due 04/25/2047 ~		1,375	891
3.207% due 08/25/2036 ~		2,521	973

Structured Asset Mortgage Investments Trust
0.432% due 03/25/2037 ^•		1,042	348
0.472% due 07/25/2046 ^•		11,371	9,931
2.838% due 02/25/2036 ~		3,355	2,167

SunTrust Alternative Loan Trust
7.059% due 04/25/2036 ^•(a)		4,257	1,271

TBW Mortgage-Backed Trust
6.500% due 07/25/2036		18,541	6,789

TDA Mixto Fondo de Titulizacion de Activos
0.000% due 10/28/2050 •	EUR	9,233	6,370

VNDO Mortgage Trust
4.033% due 01/10/2035 ~(o)		$5,000	5,150

WaMu Mortgage Pass-Through Certificates Trust
0.866% due 06/25/2047 ^•		2,052	568
0.926% due 07/25/2047 •(o)		14,695	13,348
0.932% due 06/25/2044 •		131	129
0.996% due 10/25/2046 ^•		268	253
1.593% due 07/25/2047 ^•		547	517
3.115% due 02/25/2037 ^~		265	264
3.285% due 03/25/2037 ^~		2,349	2,361

Washington Mutual Mortgage Pass-Through Certificates Trust
0.332% due 01/25/2047 ^•		7,974	8,114
0.692% due 07/25/2036 ^•(o)		4,434	2,943
6.000% due 04/25/2037 ^		1,936	1,923

Wells Fargo Alternative Loan Trust
2.705% due 07/25/2037 ^~		2,373	2,191
5.750% due 07/25/2037 ^		239	239

Wells Fargo Mortgage Loan Trust
2.827% due 04/27/2036 ~(o)		5,869	5,404

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/2037 ^		97	98

Worldwide Plaza Trust
3.715% due 11/10/2036 ~(o)		8,300	8,386

Total Non-Agency Mortgage-Backed Securities (Cost $677,244)			755,613

ASSET-BACKED SECURITIES 28.8%

510 Loan Acquisition Trust
5.107% due 09/25/2060 þ		7,392	7,535

ACE Securities Corp. Home Equity Loan Trust
1.052% due 08/25/2035 •		4,980	3,354

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
2.192% due 09/25/2034 •		740	770

Alkali Europe SARL
3.800% due 07/15/2022 «•	EUR	8,523	10,016

Asset-Backed Funding Certificates Trust
1.142% due 03/25/2034 ^•		$686	677

Bear Stearns Asset-Backed Securities Trust
0.642% due 06/25/2036 •		3,526	3,534
2.850% due 10/25/2036 ~		2,844	1,983

Citigroup Mortgage Loan Trust
0.252% due 12/25/2036 •(o)		14,151	9,555

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	109

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.312% due 12/25/2036 •(o)		$10,617	$5,640
0.792% due 11/25/2046 •		2,100	1,953
4.846% due 03/25/2036 ^þ		1,647	1,038
6.352% due 05/25/2036 ^þ		424	218

Conseco Finance Corp.
7.060% due 02/01/2031 ~		3,011	2,927
7.500% due 03/01/2030 ~		6,936	3,892

Conseco Finance Securitizations Corp.
8.260% due 12/01/2030 ~		4,692	1,803
8.850% due 12/01/2030 ~		5,630	1,784
9.163% due 03/01/2033 ~		7,285	6,844

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	2,493

Coronado CDO Ltd.
1.634% due 09/04/2038 •		$8,370	4,640
6.000% due 09/04/2038		1,288	989

Countrywide Asset-Backed Certificates
0.292% due 06/25/2037 ^•(o)		7,320	7,462
0.352% due 12/25/2036 ^•(o)		10,383	10,044
0.352% due 01/25/2046 ^•(o)		35,209	29,973
4.174% due 02/25/2036 ~		12	12
5.657% due 03/25/2034 ~		4	4

Countrywide Asset-Backed Certificates Trust
0.332% due 03/25/2047 ^•(o)		7,655	7,036
1.187% due 04/25/2036 ^•(o)		21,300	20,804
2.117% due 11/25/2035 •		3,055	1,891
5.859% due 10/25/2046 ^~		1,249	1,257

Credit-Based Asset Servicing & Securitization CBO Corp.
0.381% due 09/06/2041 •		27,340	1,015

Credit-Based Asset Servicing & Securitization LLC
6.250% due 10/25/2036 þ		3,323	3,376

CSAB Mortgage-Backed Trust
5.500% due 05/25/2037 ^		2,772	2,438

Duke Funding Ltd.
0.697% due 04/08/2039 •		7,784	1,100

ECAF Ltd.
4.947% due 06/15/2040		2,040	1,922

EMC Mortgage Loan Trust
3.467% due 04/25/2042 •		2,292	2,249

Flagship Credit Auto Trust
0.000% due 12/15/2027 «(h)		9	3,019

Glacier Funding CDO Ltd.
0.446% due 08/04/2035 •		9,726	1,809

GMAC Mortgage Corp. Home Equity Loan Trust
6.749% due 12/25/2037 þ		1,441	1,501

Grand Canal Securities
0.447% due 12/24/2058 •	EUR	823	973

GSAMP Trust
1.967% due 06/25/2034 •(o)		$1,253	1,294

Hout Bay Corp.
1.627% due 07/05/2041 •		36,899	7,959
1.827% due 07/05/2041 •		4,871	541
1.957% due 07/05/2041 •		1,690	79

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
5.878% due 12/25/2031 ^þ		514	212

KGS-Alpha SBA COOF Trust
1.059% due 04/25/2038 «~(a)		1,120	30

Lehman XS Trust
6.670% due 06/24/2046 þ		772	800

Long Beach Mortgage Loan Trust
0.472% due 02/25/2036 •(o)		8,751	7,914
0.797% due 11/25/2035 •(o)		15,647	14,654

Marlette Funding Trust
0.000% due 09/17/2029 «(h)		12	1,516
0.000% due 03/15/2030 «(h)		4	883
0.000% due 09/16/2030 «(h)		9	2,903

MASTR Asset-Backed Securities Trust
0.392% due 03/25/2036 •(o)		6,653	5,291
0.662% due 01/25/2036 •		347	343

MF1 Ltd.
4.224% due 11/15/2035 •(o)		15,600	15,875

Mid-State Capital Corp. Trust
6.742% due 10/15/2040		3,989	4,311

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
0.192% due 11/25/2036 •		$1,431	$1,047
0.422% due 02/25/2037 •		5,316	3,271
1.127% due 01/25/2035 •		1,725	1,425

Morgan Stanley Home Equity Loan Trust
0.322% due 04/25/2037 •(o)		26,575	17,732

National Collegiate Commutation Trust
0.000% due 03/25/2038 •		37,800	11,532

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.372% due 07/25/2036 •		3,500	3,209

Oakwood Mortgage Investors, Inc.
7.840% due 11/15/2029 ~		1,954	2,045
8.490% due 10/15/2030 ^		1,147	1,033

Ocean Trails CLO
5.260% due 08/13/2025 •		1,500	1,495

Option One Mortgage Loan Trust
0.632% due 01/25/2036 •(o)		20,000	19,521

Orient Point CDO Ltd.
0.464% due 10/03/2045 •(o)		141,295	56,341

Palisades CDO Ltd.
1.134% due 07/22/2039 •		4,900	2,122

Residential Asset Mortgage Products Trust
1.067% due 04/25/2034 •(o)		2,934	2,927

Residential Asset Securities Corp. Trust
0.572% due 08/25/2036 •		10,622	9,598

Rockford Tower CLO Ltd.
0.000% due 10/15/2029 ~		11,667	8,245

Saxon Asset Securities Trust
1.067% due 11/25/2035 •		5,547	4,281
1.787% due 03/25/2035 •		4,849	3,417

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		11	11,090

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		9	4,038

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(h)		3	1,026
0.000% due 09/15/2054 «(h)		14,234	24,724

SoFi Professional Loan Program LLC
0.000% due 01/25/2039 «(h)		9,180	1,258
0.000% due 05/25/2040 «(h)		9,300	1,432
0.000% due 07/25/2040 «(h)		47	932
0.000% due 09/25/2040 «(h)		4,003	971

Soloso CDO Ltd.
0.520% due 10/07/2037 •		4,800	3,864

Soundview Home Loan Trust
0.372% due 06/25/2037 •(o)		7,003	5,788

South Coast Funding Ltd.
0.454% due 01/06/2041 •		138,734	35,606

START Ireland
4.089% due 03/15/2044		846	857

Structured Asset Securities Corp.
6.092% due 05/25/2032 ^•		6,256	5,428

Symphony CLO Ltd.
4.786% due 07/14/2026 •		4,400	4,345

Tropic CDO Ltd.
0.504% due 07/15/2036 •(o)		3,744	3,444

Verde CDO Ltd.
1.603% due 10/05/2045 •		83,777	25,273

Total Asset-Backed Securities (Cost $546,536)			513,452

SOVEREIGN ISSUES 5.9%

Argentina Government International Bond
0.125% due 07/09/2030 þ		3,983	1,438
0.125% due 07/09/2030 þ(o)		9,811	3,326
0.125% due 07/09/2035 þ		543	173
0.125% due 07/09/2035 þ(o)		10,660	3,214
0.125% due 01/09/2038 þ		21,042	7,954
0.125% due 07/09/2041 þ		16,450	5,889
0.125% due 07/09/2046 þ		115	37
1.000% due 07/09/2029 (o)		1,447	551
15.500% due 10/17/2026 (o)	ARS	163,630	397

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
34.069% (BADLARPP) due 10/04/2022 ~	ARS	138	$1

Autonomous City of Buenos Aires
37.374% (BADLARPP + 3.250%) due 03/29/2024 ~		115,956	613
37.875% (BADLARPP + 3.750%) due 02/22/2028 ~		1,875	10

Dominican Republic International Bond
4.875% due 09/23/2032 (o)		$4,000	4,130
5.300% due 01/21/2041 (o)		1,000	1,000
5.875% due 01/30/2060 (o)		4,600	4,595
9.750% due 06/05/2026 (o)	DOP	46,100	918

Ecuador Government International Bond
0.500% due 07/31/2030 þ(o)		$2,740	2,363

Egypt Government International Bond
3.875% due 02/16/2026		7,800	7,685
5.875% due 02/16/2031		4,600	4,482
7.500% due 02/16/2061		7,800	7,336

Ghana Government International Bond
6.375% due 02/11/2027 (o)		1,402	1,412
7.875% due 02/11/2035 (o)		1,542	1,524
8.750% due 03/11/2061 (o)		516	497

Ivory Coast Government International Bond
4.875% due 01/30/2032 (o)	EUR	8,000	9,497
6.625% due 03/22/2048 (o)		3,700	4,620

Oman Government International Bond
7.000% due 01/25/2051		$2,800	2,857

Peru Government International Bond
5.350% due 08/12/2040	PEN	17	4
6.350% due 08/12/2028		191	56

Provincia de Buenos Aires
37.854% due 04/12/2025 (o)	ARS	717,986	3,632

Romania Government International Bond
2.625% due 12/02/2040 (o)	EUR	6,300	7,427
2.750% due 04/14/2041		2,500	2,953

South Africa Government International Bond
5.750% due 09/30/2049 (o)		$2,200	2,256

Turkey Government International Bond
4.250% due 03/13/2025 (o)		2,600	2,556
7.625% due 04/26/2029 (o)		3,900	4,281

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024 (o)		600	653

Ukraine Government International Bond
4.375% due 01/27/2030 (o)	EUR	3,412	3,789

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		$136	14
9.250% due 09/15/2027 ^(e)		734	78

Total Sovereign Issues (Cost $119,553)			104,218

		SHARES
COMMON STOCKS 3.6%

COMMUNICATION SERVICES 1.1%

Clear Channel Outdoor Holdings, Inc. (f)		1,495,047	3,947

iHeartMedia, Inc. ‘A’ (f)		349,506	9,412

iHeartMedia, Inc. ‘B’ «(f)		271,220	6,573

			19,932

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (f)		1	0

Desarrolladora Homex S.A.B. de C.V. (f)		719,113	1

Urbi Desarrollos Urbanos S.A.B. de C.V. (f)		4,776	1

			2

ENERGY 0.1%

Noble Corp. (f)(m)		58,205	1,439

Valaris Ltd. (f)		3,530	102

			1,541

110	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.0%

Associated Materials Group, Inc. «(f)(m)	2,416,778	$17,111

INDUSTRIALS 1.1%

McDermott International Ltd. (f)	187,616	92

Neiman Marcus Group Ltd. LLC «(f)(m)	182,082	20,120

Noble Corp. (f)	4,691	116

Voyager Aviation Holdings «(f)	1,535	0

Westmoreland Mining Holdings LLC «(f)(m)	358	0

		20,328

UTILITIES 0.3%

TexGen Power LLC «	130,864	5,431

Total Common Stocks (Cost $57,139)		64,345

WARRANTS 1.1%

INFORMATION TECHNOLOGY 1.1%

Windstream Holdings LLC - Exp. 09/21/2055 «	845,636	18,870

Total Warrants (Cost $6,602)		18,870

PREFERRED SECURITIES 4.4%

BANKING & FINANCE 3.5%

AGFC Capital Trust
1.934% (US0003M + 1.750%) due 01/15/2067 ~	12,900,000	8,460

American AgCredit Corp.
5.250% due 06/15/2026 •(k)	2,000,000	2,037

	SHARES	MARKET VALUE (000S)

Banco Santander S.A.
4.125% due 11/12/2027 •(k)(l)	1,000,000	$1,217

Nationwide Building Society
10.250% ~(k)	1,249	325

Stichting AK Rabobank Certificaten
2.188% due 12/29/2049 þ(k)	31,144,000	49,808

		61,847

INDUSTRIALS 0.2%

General Electric Co.
3.449% due 09/15/2021 ~(k)(o)	737,000	723

Voyager Aviation Holdings LLC
9.500% «	9,207	2,861

		3,584

UTILITIES 0.7%

AT&T Mobility LLC
7.000% due 10/20/2022 «(k)(m)	460,023	12,174

Total Preferred Securities (Cost $71,953)		77,605

REAL ESTATE INVESTMENT TRUSTS 1.4%

REAL ESTATE 1.4%

Uniti Group, Inc.	648,881	6,872

VICI Properties, Inc.	594,589	18,445

Total Real Estate Investment Trusts (Cost $11,569)		25,317

SHORT-TERM INSTRUMENTS 6.9%

REPURCHASE AGREEMENTS (n) 2.1%
		38,200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.9%

Federal Home Loan Bank
0.010% due 08/25/2021 (h)(i)		$5,900	$5,900
0.034% due 10/08/2021 (h)(i)		8,900	8,899

			14,799

ARGENTINA TREASURY BILLS 0.0%
22.583% due 07/30/2021 - 03/31/2022 (g)(h)(j)	ARS	52,250	301

U.S. TREASURY BILLS 2.2%
0.036% due 07/01/2021 - 12/09/2021 (c)(g)(h)(o)(q)(s)		$38,375	38,371

U.S. TREASURY CASH MANAGEMENT BILLS 1.7%
0.028% due 09/28/2021 - 10/05/2021 (g)(h)		30,400	30,397

Total Short-Term Instruments (Cost $122,094)			122,068

Total Investments in Securities (Cost $2,948,656)			3,065,177

Total Investments 172.1% (Cost $2,948,656)			$3,065,177

Financial Derivative Instruments (p)(r) 0.1% (Cost or Premiums, net $(18,993))			2,464

Other Assets and Liabilities, net (72.2)%			(1,286,206)

Net Assets 100.0%			$1,781,435

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Principal amount of security is adjusted for inflation.
(k)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(l)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	111

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

(m)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$12,301	$12,174	0.68%
Associated Materials Group, Inc.	08/24/2020	15,346	17,111	0.96
Buffalo Thunder Development Authority 0.000% due 11/15/2029	12/08/2014	4	2	0.00
Deutsche Bank AG 3.035% due 05/28/2032	06/21/2021	355	357	0.02
Neiman Marcus Group Ltd. LLC	09/25/2020	5,863	20,120	1.13
Noble Corp.	02/05/2021 - 02/27/2021	771	1,439	0.08
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	10,200	13,023	0.73
Preylock Reitman Santa Cruz Mezz LLC 6.500% due 11/09/2022	04/09/2018	5,545	5,430	0.31
Project Anfora Senior 2.750% due 10/01/2026	09/30/2019	20,883	22,077	1.24
Westmoreland Mining Holdings LLC	03/26/2019	1	0	0.00

		$71,269	$91,733	5.15%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
MBC	0.040%	06/30/2021	07/01/2021	$38,200	U.S. Treasury Notes 0.500% due 05/31/2027	$(19,495)	$38,200	$38,200
					U.S. Treasury STRIPS 0.000% due 05/15/2050	(20,216)

Total Repurchase Agreements						$(39,711)	$38,200	$38,200

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BNY	0.905%	05/18/2021	08/19/2021			$(21,913)	$(21,937)
BOS	0.250	06/02/2021	07/02/2021			(3,638)	(3,639)
	0.280	07/02/2021	08/06/2021			(3,683)	(3,683)
	0.290	05/17/2021	08/17/2021			(859)	(859)
	0.581	06/02/2021	09/02/2021			(8,334)	(8,338)
	0.585	06/22/2021	09/22/2021			(6,807)	(6,808)
	0.781	06/02/2021	09/02/2021			(1,340)	(1,341)
	0.905	05/18/2021	08/18/2021			(7,825)	(7,833)
BPS	(1.250)	04/20/2021	TBD	(3)	EUR	(912)	(1,079)
	(0.300)	06/08/2021	09/08/2021			(196)	(232)
	(0.200)	05/19/2021	08/19/2021			(2,796)	(3,315)
	0.350	05/03/2021	08/06/2021			$(2,940)	(2,942)
	0.350	06/25/2021	09/23/2021			(160)	(160)
	0.380	04/28/2021	07/30/2021			(8,609)	(8,615)
	0.380	04/30/2021	08/03/2021			(1,114)	(1,115)
	0.380	06/25/2021	07/30/2021			(2,704)	(2,704)
	0.400	04/08/2021	07/08/2021		GBP	(2,864)	(3,966)
	0.400	05/12/2021	08/04/2021			(1,205)	(1,668)
	0.450	03/23/2021	TBD	(3)		$(960)	(962)
	0.450	06/25/2021	09/23/2021			(2,126)	(2,126)
	0.470	06/25/2021	09/23/2021			(3,541)	(3,541)
	0.500	04/28/2021	07/30/2021			(1,527)	(1,528)
	0.500	04/30/2021	08/03/2021			(6,215)	(6,220)
	0.500	05/24/2021	08/27/2021			(2,220)	(2,221)
	0.500	06/01/2021	09/03/2021			(7,173)	(7,176)
	0.540	04/13/2021	07/14/2021			(1,703)	(1,705)
	0.540	06/09/2021	03/09/2022			(7,139)	(7,141)
	0.550	05/07/2021	09/20/2021			(3,597)	(3,600)
	0.560	06/04/2021	07/09/2021			(15,385)	(15,391)
	0.686	05/04/2021	11/04/2021		GBP	(8,112)	(11,233)
	0.886	05/04/2021	11/04/2021			(4,074)	(5,644)
	0.910	05/11/2021	08/16/2021			$(46,821)	(46,881)
	0.910	06/01/2021	08/16/2021			(3,616)	(3,618)
	0.910	06/08/2021	08/16/2021			(5,794)	(5,797)
	0.925	05/06/2021	08/05/2021			(27,419)	(27,458)
	0.926	06/01/2021	08/03/2021			(5,212)	(5,216)

112	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BRC	(1.250)%	01/28/2021	TBD	(3)	EUR	(612)	$(721)
	(1.000)	06/08/2021	TBD	(3)		(186)	(220)
	0.400	06/03/2021	09/03/2021			$(763)	(763)
	0.450	05/03/2021	07/02/2021			(3,775)	(3,778)
	0.450	05/03/2021	08/06/2021			(5,206)	(5,210)
	0.450	05/10/2021	07/22/2021			(844)	(845)
	0.450	06/14/2021	09/17/2021			(1,024)	(1,024)
	0.450	06/18/2021	09/07/2021			(4,148)	(4,149)
	0.450	06/22/2021	07/02/2021			(3,669)	(3,670)
	0.450	06/24/2021	09/07/2021			(2,299)	(2,299)
	0.450	06/25/2021	08/31/2021			(1,555)	(1,555)
	0.480	04/26/2021	07/26/2021			(1,101)	(1,102)
	0.480	05/03/2021	08/06/2021			(1,346)	(1,347)
	0.500	03/25/2020	TBD	(3)		(977)	(983)
	0.560	04/16/2021	09/10/2021			(2,671)	(2,674)
	0.560	05/10/2021	09/10/2021			(2,764)	(2,767)
	0.560	05/12/2021	09/10/2021			(3,776)	(3,779)
	0.655	05/17/2021	08/20/2021			(13,857)	(13,868)
	0.834	06/24/2021	07/26/2021			(2,431)	(2,431)
	0.846	06/29/2021	09/03/2021			(11,654)	(11,655)
BYR	0.650	03/31/2021	03/25/2022			(22,168)	(22,202)
	0.650	06/24/2021	03/25/2022			(2,015)	(2,015)
CDC	0.250	03/22/2021	TBD	(3)		(306)	(306)
	0.300	05/18/2021	08/20/2021			(5,269)	(5,270)
	0.300	05/24/2021	08/27/2021			(9,396)	(9,399)
	0.300	05/25/2021	08/27/2021			(242)	(242)
	0.300	06/22/2021	09/23/2021			(11,214)	(11,215)
	0.330	05/03/2021	08/02/2021			(2,917)	(2,918)
	0.480	06/02/2021	08/31/2021			(1,309)	(1,310)
	0.500	04/30/2021	07/30/2021			(14,853)	(14,866)
	0.500	05/04/2021	08/03/2021			(22,051)	(22,069)
	0.500	05/21/2021	08/24/2021			(5,703)	(5,706)
	0.500	06/24/2021	08/03/2021			(178)	(178)
CEW	0.450	05/07/2021	08/09/2021			(259)	(259)
	0.500	04/07/2021	07/09/2021			(1,840)	(1,842)
	0.506	05/20/2021	08/23/2021			(6,054)	(6,058)
	0.540	04/20/2021	07/19/2021			(2,478)	(2,481)
	0.640	04/20/2021	07/19/2021			(23,900)	(23,931)
	0.650	07/08/2021	01/10/2022			(4,564)	(4,564)
	0.839	06/03/2021	09/03/2021			(11,663)	(11,671)
CIB	0.530	06/03/2021	07/08/2021			(1,949)	(1,950)
	0.530	06/04/2021	07/09/2021			(4,782)	(4,784)
	0.530	06/10/2021	07/12/2021			(3,630)	(3,632)
	0.530	07/01/2021	08/05/2021			(2,585)	(2,585)
	0.550	05/27/2021	07/01/2021			(2,677)	(2,678)
CIW	0.310	06/03/2021	09/03/2021			(2,346)	(2,347)
DBL	(0.400)	05/07/2021	11/05/2021		EUR	(5,611)	(6,649)
	(0.320)	05/07/2021	11/05/2021			(620)	(735)
	(0.300)	05/07/2021	11/05/2021			(906)	(1,074)
	(0.280)	05/07/2021	11/05/2021			(11,631)	(13,785)
	(0.260)	05/07/2021	11/05/2021			(680)	(806)
FOB	0.250	09/22/2020	TBD	(3)		$(1,734)	(1,737)
GLM	0.835	06/22/2021	09/22/2021			(42,102)	(42,111)
GSC	0.570	06/07/2021	07/07/2021			(6,468)	(6,471)
IND	(0.050)	04/07/2021	07/07/2021		EUR	(3,676)	(4,358)
	0.280	05/03/2021	08/03/2021			$(415)	(415)
	0.300	06/09/2021	03/09/2022			(480)	(480)
	0.480	05/06/2021	02/04/2022			(7,647)	(7,653)
JML	(1.000)	11/02/2020	TBD	(3)	EUR	(1,223)	(1,440)
	(0.300)	04/14/2021	07/14/2021			(1,083)	(1,284)
	(0.300)	05/04/2021	08/04/2021			(12,724)	(15,080)
	(0.300)	05/07/2021	08/06/2021			(1,268)	(1,503)
	(0.150)	04/19/2021	07/19/2021			(1,031)	(1,222)
	(0.050)	04/30/2021	07/08/2021			$(5,341)	(5,341)
	0.350	04/14/2021	07/14/2021		GBP	(21,412)	(29,642)
	0.350	04/15/2021	07/14/2021			(6,665)	(9,226)
	0.350	04/19/2021	07/19/2021			(6,011)	(8,321)
	0.350	04/28/2021	07/28/2021			(1,035)	(1,433)
	0.350	05/04/2021	08/04/2021			(959)	(1,327)
	0.450	05/24/2021	07/22/2021			$(1,265)	(1,266)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	113

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
	0.450%	05/25/2021	07/26/2021		$(2,877)	$(2,878)
	0.500	05/25/2021	07/26/2021		(378)	(379)
	0.550	05/25/2021	07/26/2021		(7,218)	(7,222)
	0.550	06/30/2021	07/07/2021		(702)	(702)
MBC	0.850	05/24/2021	08/24/2021		(15,516)	(15,530)
MEI	0.450	03/22/2021	TBD	(3)	(2,883)	(2,887)
MSB	0.597	05/25/2021	08/26/2021		(3,661)	(3,663)
	0.876	05/03/2021	08/02/2021		(5,241)	(5,249)
NOM	0.450	06/01/2021	08/02/2021		(18,012)	(18,019)
	0.450	06/23/2021	07/28/2021		(1,417)	(1,417)
	0.450	06/24/2021	07/29/2021		(249)	(249)
RTA	0.470	05/24/2021	08/24/2021		(1,906)	(1,907)
	0.480	04/30/2021	07/30/2021		(225)	(225)
	0.657	04/01/2021	10/01/2021		(6,571)	(6,582)
SBI	0.850	05/24/2021	08/27/2021		(5,928)	(5,933)
	0.850	05/28/2021	09/01/2021		(4,102)	(4,105)
	0.900	05/28/2021	09/01/2021		(4,329)	(4,332)
	0.910	05/10/2021	08/11/2021		(3,657)	(3,662)
	0.912	05/07/2021	08/09/2021		(3,076)	(3,081)
	0.926	05/04/2021	08/06/2021		(3,502)	(3,507)
	0.937	05/25/2021	08/23/2021		(7,108)	(7,115)
	1.010	05/10/2021	08/11/2021		(5,990)	(5,998)
SCX	0.480	05/21/2021	08/20/2021		(7,150)	(7,154)
	0.560	05/21/2021	08/20/2021		(2,338)	(2,340)
SOG	0.330	07/06/2021	10/06/2021		(146)	(146)
	0.350	04/28/2021	07/28/2021		(370)	(370)
	0.350	06/01/2021	09/02/2021		(2,018)	(2,019)
	0.350	06/28/2021	09/28/2021		(838)	(838)
	0.370	05/07/2021	07/06/2021		(143)	(143)
	0.400	02/17/2021	TBD	(3)	(8,114)	(8,126)
	0.450	02/17/2021	TBD	(3)	(650)	(651)
	0.450	05/03/2021	08/04/2021		(29,488)	(29,510)
	0.450	05/04/2021	08/09/2021		(8,160)	(8,166)
	0.450	05/10/2021	08/13/2021		(1,263)	(1,264)
	0.450	05/18/2021	08/16/2021		(1,061)	(1,061)
	0.450	05/21/2021	08/24/2021		(4,042)	(4,044)
	0.450	05/24/2021	08/25/2021		(1,034)	(1,035)
	0.450	05/25/2021	08/27/2021		(29,785)	(29,799)
	0.450	05/28/2021	08/17/2021		(981)	(981)
	0.450	06/01/2021	09/02/2021		(4,826)	(4,828)
	0.450	06/02/2021	09/02/2021		(18,606)	(18,613)
	0.450	06/03/2021	09/07/2021		(6,759)	(6,761)
	0.450	06/11/2021	08/17/2021		(2,580)	(2,581)
	0.450	06/14/2021	09/02/2021		(4,848)	(4,849)
	0.450	06/15/2021	09/17/2021		(2,243)	(2,244)
	0.450	06/22/2021	09/17/2021		(5,909)	(5,910)
	0.450	06/22/2021	09/23/2021		(5,019)	(5,020)
	0.450	06/23/2021	09/23/2021		(682)	(682)
	0.450	06/24/2021	09/23/2021		(4,440)	(4,440)
	0.450	06/30/2021	08/09/2021		(10,390)	(10,390)
	0.450	06/30/2021	08/13/2021		(1,552)	(1,552)
	0.450	07/02/2021	10/01/2021		(7,588)	(7,588)
	0.500	04/06/2021	07/06/2021		(306)	(306)
	0.550	06/02/2021	03/02/2022		(4,634)	(4,637)
	0.550	06/09/2021	03/02/2022		(185)	(185)
	0.550	06/24/2021	03/02/2022		(355)	(355)
	0.550	06/25/2021	03/02/2022		(1,751)	(1,751)
	0.550	06/30/2021	03/02/2022		(1,572)	(1,572)
	0.550	07/01/2021	03/02/2022		(873)	(873)
	0.786	06/02/2021	07/02/2021		(16,458)	(16,468)
	0.841	05/26/2021	08/24/2021		(10,910)	(10,919)
	0.850	05/24/2021	08/27/2021		(12,366)	(12,377)
	0.910	05/11/2021	08/13/2021		(3,798)	(3,803)
	0.925	05/05/2021	08/03/2021		(38,138)	(38,194)
TDM	0.250	04/01/2021	TBD	(3)	(217)	(217)
	0.250	04/16/2021	TBD	(3)	(10,174)	(10,179)
UBS	0.250	03/22/2021	TBD	(3)	(269)	(269)
	0.350	04/21/2021	07/22/2021		(9,444)	(9,451)
	0.400	03/22/2021	TBD	(3)	(6,819)	(6,826)
	0.430	06/03/2021	09/03/2021		(4,424)	(4,426)

114	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.450%	03/05/2021	TBD	(3)		$(101)	$(101)
	0.450	04/16/2021	07/16/2021			(4,620)	(4,624)
	0.450	04/19/2021	07/20/2021			(12,459)	(12,471)
	0.450	04/20/2021	07/21/2021			(20,939)	(20,957)
	0.450	04/22/2021	07/23/2021			(11,015)	(11,025)
	0.450	04/28/2021	07/29/2021			(14,217)	(14,228)
	0.450	05/03/2021	08/04/2021			(5,754)	(5,758)
	0.450	05/18/2021	08/18/2021			(24,115)	(24,129)
	0.450	05/24/2021	08/24/2021			(19,919)	(19,929)
	0.450	06/02/2021	09/02/2021			(2,183)	(2,184)
	0.450	06/11/2021	07/20/2021			(1,631)	(1,631)
	0.450	06/18/2021	08/18/2021			(3,556)	(3,556)
	0.450	06/22/2021	09/20/2021			(4,489)	(4,489)
	0.450	06/25/2021	07/21/2021			(775)	(775)
	0.450	06/25/2021	07/23/2021			(2,339)	(2,339)
	0.450	06/28/2021	09/02/2021			(1,181)	(1,181)
	0.450	06/30/2021	08/04/2021			(1,448)	(1,448)
	0.450	06/30/2021	08/24/2021			(864)	(864)
	0.482	05/04/2021	11/04/2021		EUR	(3,378)	(4,009)
	0.500	04/13/2021	07/12/2021			$(5,537)	(5,543)
	0.500	04/15/2021	07/14/2021			(4,321)	(4,326)
	0.925	05/06/2021	08/04/2021			(9,080)	(9,093)
	0.940	04/20/2021	07/20/2021			(39,297)	(39,371)
	1.383	05/17/2021	08/17/2021		GBP	(5,252)	(7,278)

Total Reverse Repurchase Agreements							$(1,234,233)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BNY	$0	$(21,937)	$0	$(21,937)	$29,793	$7,856
BOS	0	(32,501)	0	(32,501)	35,835	3,334
BPS	0	(183,254)	0	(183,254)	225,047	41,793
BRC	0	(64,840)	0	(64,840)	76,601	11,761
BYR	0	(24,217)	0	(24,217)	29,395	5,178
CDC	0	(73,479)	0	(73,479)	80,078	6,599
CEW	0	(50,806)	0	(50,806)	61,764	10,958
CIB	0	(15,629)	0	(15,629)	16,041	412
CIW	0	(2,347)	0	(2,347)	2,474	127
DBL	0	(23,049)	0	(23,049)	25,322	2,273
FOB	0	(1,737)	0	(1,737)	1,928	191
GLM	0	(42,111)	0	(42,111)	56,341	14,230
GSC	0	(6,471)	0	(6,471)	8,137	1,666
IND	0	(12,906)	0	(12,906)	14,516	1,610
JML	0	(88,266)	0	(88,266)	101,835	13,569
MBC	38,200	(15,530)	0	22,670	(19,195)	3,475
MEI	0	(2,887)	0	(2,887)	3,092	205
MSB	0	(8,912)	0	(8,912)	10,896	1,984
NOM	0	(19,685)	0	(19,685)	21,493	1,808
RTA	0	(8,714)	0	(8,714)	10,448	1,734
SBI	0	(37,733)	0	(37,733)	52,053	14,320
SCX	0	(9,494)	0	(9,494)	11,035	1,541
SOG	0	(255,051)	0	(255,051)	305,839	50,788
TDM	0	(10,396)	0	(10,396)	10,775	379
UBS	0	(222,281)	0	(222,281)	270,579	48,298

Total Borrowings and Other Financing Transactions	$38,200	$(1,234,233)	$0

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	115

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(196,971)	$(372,862)	$(88,447)	$(658,280)
Convertible Bonds & Notes	0	0	0	(6,582)	(6,582)
U.S. Government Agencies	(2,678)	(16,837)	(3,689)	0	(23,204)
Non-Agency Mortgage-Backed Securities	0	(90,263)	(173,162)	(16,877)	(280,302)
Asset-Backed Securities	0	0	(187,018)	(4,009)	(191,027)
Sovereign Issues	0	(24,452)	(11,086)	(19,298)	(54,836)
Preferred Securities	0	0	(563)	0	(563)

Total Borrowings	$(2,678)	$(328,523)	$(748,380)	$(135,213)	$(1,214,794)

Payable for reverse repurchase agreements(5)					$(1,214,794)

(o)	Securities with an aggregate market value of $1,481,742 and cash of $3,299 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(1,224,023) at a weighted average interest rate of 0.963%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(19,439) is outstanding at period end.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Atlantia SPA	1.000%	Quarterly	12/20/2025	1.063%	EUR	100	$(4)	$4	$0	$0	$0
Bombardier, Inc.	5.000	Quarterly	06/20/2024	3.445	$	3,000	(6)	141	135	4	0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	3.936		2,100	(8)	83	75	0	(2)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.198	EUR	25,500	(3,879)	2,331	(1,548)	0	(35)
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	2.318		5,500	(389)	(15)	(404)	0	(19)

							$(4,286)	$2,544	$(1,742)	$4	$(56)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2030	GBP	27,000	$335	$122	$457	$0	$(54)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/15/2051		9,300	717	(459)	258	0	(1)
Receive	1-Year BRL-CDI	2.840	Maturity	01/03/2022	BRL	1,900	0	5	5	0	0
Receive	1-Year BRL-CDI	2.848	Maturity	01/03/2022		1,600	0	4	4	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		8,100	0	20	20	0	0
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		20,700	0	52	52	1	0
Receive	1-Year BRL-CDI	2.865	Maturity	01/03/2022		2,900	0	7	7	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		6,000	0	15	15	0	0
Receive	1-Year BRL-CDI	2.880	Maturity	01/03/2022		16,200	0	39	39	1	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		23,000	0	55	55	1	0
Receive	1-Year BRL-CDI	2.884	Maturity	01/03/2022		4,900	0	12	12	0	0
Receive	1-Year BRL-CDI	2.886	Maturity	01/03/2022		7,100	0	17	17	0	0
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		30,700	(45)	72	27	2	0
Pay	1-Year BRL-CDI	4.640	Maturity	01/03/2022		744,100	54	(346)	(292)	0	(38)
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023		184,300	(34)	(108)	(142)	0	(46)
Pay	1-Year BRL-CDI	7.655	Maturity	01/02/2024		343,400	0	303	303	0	(166)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		$303,000	7,433	4,350	11,783	238	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		91,250	1,072	6,701	7,773	102	0

116	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	3-Month USD-LIBOR	1.750%	Semi-Annual	12/15/2031		$16,600	$(254)	$(115)	$(369)	$0	$(49)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	03/20/2043		1,300	(4)	(247)	(251)	0	(8)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/16/2045		3,800	(52)	(731)	(783)	0	(29)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		3,100	287	(786)	(499)	0	(23)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		17,700	(25)	(2,017)	(2,042)	0	(125)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050		61,500	(3,122)	12,572	9,450	0	(320)
Pay	3-Month ZAR-JIBAR	5.873	Quarterly	05/12/2026	ZAR	882,000	(16)	(9)	(25)	0	(187)
Receive	6-Month EUR-EURIBOR	(0.150)	Annual	03/18/2030	EUR	20,400	373	(58)	315	0	(33)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		1,200	(1)	(15)	(16)	0	(2)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		2,500	139	40	179	0	(11)
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		500	(16)	12	(4)	0	(2)
Pay	28-Day MXN-TIIE	4.550	Lunar	03/01/2023	MXN	346,600	41	(427)	(386)	16	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/05/2023		229,100	(8)	(259)	(267)	11	0

							$6,874	$18,821	$25,695	$372	$(1,094)

Total Swap Agreements							$2,588	$21,365	$23,953	$376	$(1,150)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$376	$376	$0	$0	$(1,150)	$(1,150)

(q)	Securities with an aggregate market value of $8,629 and cash of $38,281 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(r)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2021	EUR	6,338		$7,657	$141	$0
	07/2021	MXN	5,481		277	3	0
	07/2021		$22	PEN	86	1	0
	08/2021	CHF	1,000		$1,108	26	0
	08/2021		$8,805	CAD	10,624	0	(235)
	08/2021		1,035	RUB	77,849	21	0
	09/2021	PLN	6,729		$1,829	64	0
	09/2021		$2,050	RUB	149,587	0	(30)

BPS	07/2021	CLP	1,069,858		$1,461	4	0
	07/2021	EUR	2,417		2,874	8	0
	07/2021	MXN	234,318		11,340	0	(401)
	07/2021	TRY	4,760		555	10	0
	07/2021		$3,789	EUR	3,169	0	(31)
	07/2021		506	TRY	4,267	0	(19)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	117

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2021	MXN	3,712		$174	$0	$(11)
	09/2021		$1,459	CLP	1,069,857	0	(5)
	09/2021		11,268	MXN	234,318	396	0
	11/2021	MXN	7,991		$396	2	0

BRC	07/2021	EUR	1,252		1,489	4	0
	07/2021		$1,208	GBP	865	0	(11)
	07/2021		254	TRY	2,130	0	(10)

CBK	07/2021	MXN	3,635		$182	0	0
	07/2021	PEN	16,666		4,265	0	(69)
	07/2021	TRY	1,402		164	4	0
	07/2021		$1,496	CLP	1,069,858	0	(39)
	07/2021		9,767	PEN	38,084	138	0
	07/2021		769	RUB	59,416	41	0
	08/2021	PEN	326		$88	3	0
	08/2021		$3,458	MXN	72,309	155	0
	08/2021		1,248	PEN	4,964	45	0
	08/2021		944	RUB	70,971	19	0
	09/2021	CLP	1,054,219		$1,465	32	0
	09/2021		$1,045	PEN	4,066	15	0
	09/2021		6,035	ZAR	83,007	0	(277)
	10/2021		725	PEN	2,787	1	0
	12/2021		3,108	INR	238,327	39	0

GLM	07/2021	DOP	99,811		$1,745	0	(2)
	07/2021	GBP	27,286		38,574	830	0
	07/2021	PEN	5,450		1,370	0	(47)
	07/2021	TRY	357		41	0	0
	07/2021		$1,746	DOP	99,811	1	0
	07/2021		1,543	RUB	119,101	81	0
	07/2021		172	TRY	1,440	0	(7)
	08/2021		1,372	PEN	5,450	49	0
	08/2021		1,323	RUB	99,141	23	0
	09/2021	PLN	22,560		$6,043	125	0
	09/2021		$2,606	RUB	190,957	0	(26)
	09/2021		3,483	ZAR	48,121	0	(145)
	10/2021	DOP	99,811		$1,732	5	0
	11/2021		$1,542	PEN	5,781	0	(37)

HUS	07/2021	EUR	5,586		$6,671	47	0
	07/2021		$4,212	EUR	3,540	0	(15)
	07/2021		36,568	GBP	26,420	0	(20)
	07/2021		11,546	MXN	234,318	195	0
	07/2021		784	PEN	3,039	6	0
	07/2021		92	TRY	773	0	(3)
	08/2021	GBP	26,420		$36,571	20	0
	08/2021		$2,127	RUB	160,154	47	0
	09/2021		22,585	CNH	145,143	0	(256)
	09/2021		199	PEN	782	5	0
	09/2021		1,075	RUB	78,761	0	(11)
	12/2021	PEN	7,855		$2,124	79	0
	12/2021		$1,348	INR	103,753	22	0

JPM	07/2021	TRY	3,170		$369	7	0
	07/2021		$1,404	EUR	1,148	0	(43)
	07/2021		21	PEN	79	0	0
	07/2021		633	TRY	5,313	0	(25)
	09/2021	ZAR	12,032		$829	0	(6)
	12/2021		$900	INR	67,916	0	(4)

MYI	07/2021	BRL	95,008		$18,847	0	(255)
	07/2021		$18,993	BRL	95,008	108	0
	07/2021		18	PEN	71	1	0
	07/2021		763	RUB	58,471	34	0
	08/2021		18,787	BRL	95,008	249	0
	09/2021		87	PEN	345	3	0
	09/2021		10	PLN	37	0	0
	11/2021		2,716	MXN	55,056	0	(3)

SCX	07/2021	EUR	128,254		$156,900	4,823	0
	07/2021	PEN	6,591		1,656	0	(57)
	07/2021	TRY	4,234		494	9	0
	07/2021		$129	PEN	501	1	0
	08/2021	EUR	135,990		$161,376	20	0

118	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received		Unrealized Appreciation/ (Depreciation)
					Asset	Liability
	09/2021	$8,782	IDR	126,488,636	$0	$(111)
	09/2021	1,657	PEN	6,591	60	0
	12/2021	3,303	INR	248,077	0	(27)

SOG	07/2021	874	RUB	67,867	52	0
	08/2021	1,180		89,002	28	0

SSB	07/2021	17,800	BRL	95,008	1,301	0

UAG	07/2021	2,507	RUB	192,262	114	0
	09/2021	1,061		77,812	0	(10)

Total Forward Foreign Currency Contracts					$9,517	$(2,248)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
									Asset	Liability
FBF	ABX.HE.AA.6-2 Index	0.170%	Monthly	05/25/2046	$	23,933	$(21,272)	$15,442	$0	$(5,830)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Pay	3-Month USD-LIBOR	1.670%	Semi-Annual	08/17/2028	$	273,100	$(194)	$1,084	$890	$0
	Pay	3-Month USD-LIBOR	1.630	Semi-Annual	08/24/2028		329,000	(115)	1,024	909	0

								$(309)	$2,108	$1,799	$0

Total Swap Agreements								$(21,581)	$17,550	$1,799	$(5,830)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$256	$0	$0	$256	$(265)	$0	$0	$(265)	$(9)	$0	$(9)
BPS	420	0	0	420	(467)	0	0	(467)	(47)	0	(47)
BRC	4	0	0	4	(21)	0	0	(21)	(17)	0	(17)
CBK	492	0	0	492	(385)	0	0	(385)	107	0	107
DUB	0	0	0	0	0	0	0	0	0	(10)	(10)
FBF	0	0	0	0	0	0	(5,830)	(5,830)	(5,830)	5,875	45
GLM	1,114	0	0	1,114	(264)	0	0	(264)	850	(670)	180
HUS	421	0	0	421	(305)	0	0	(305)	116	0	116
JPM	7	0	0	7	(78)	0	0	(78)	(71)	109	38
MYC	0	0	1,799	1,799	0	0	0	0	1,799	(1,640)	159
MYI	395	0	0	395	(258)	0	0	(258)	137	0	137
SCX	4,913	0	0	4,913	(195)	0	0	(195)	4,718	(4,020)	698
SOG	80	0	0	80	0	0	0	0	80	0	80
SSB	1,301	0	0	1,301	0	0	0	0	1,301	(1,530)	(229)
UAG	114	0	0	114	(10)	0	0	(10)	104	0	104

Total Over the Counter	$9,517	$0	$1,799	$11,316	$(2,248)	$0	$(5,830)	$(8,078)

(s)

Securities with an aggregate market value of $5,984 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	119

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$4	$0	$0	$372	$376

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,517	$0	$9,517
Swap Agreements	0	0	0	0	1,799	1,799

	$0	$0	$0	$9,517	$1,799	$11,316

	$0	$4	$0	$9,517	$2,171	$11,692

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$56	$0	$0	$1,094	$1,150

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,248	$0	$2,248
Swap Agreements	0	5,830	0	0	0	5,830

	$0	$5,830	$0	$2,248	$0	$8,078

	$0	$5,886	$0	$2,248	$1,094	$9,228

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$436	$0	$0	$(12,530)	$(12,094)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(13,309)	$0	$(13,309)
Swap Agreements	0	1,062	0	0	79	1,141

	$0	$1,062	$0	$(13,309)	$79	$(12,168)

	$0	$1,498	$0	$(13,309)	$(12,451)	$(24,262)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$4,379	$0	$0	$15,562	$19,941

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,589	$0	$9,589
Swap Agreements	0	(183)	0	0	2,108	1,925

	$0	$(183)	$0	$9,589	$2,108	$11,514

	$0	$4,196	$0	$9,589	$17,670	$31,455

120	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$6,584	$292,320	$57,628	$356,532
Corporate Bonds & Notes
Banking & Finance	0	230,109	13,023	243,132
Industrials	0	566,467	2	566,469
Utilities	0	118,936	0	118,936
Convertible Bonds & Notes
Banking & Finance	0	9,846	1,211	11,057
Industrials	0	10,847	0	10,847
Municipal Bonds & Notes
Illinois	0	571	0	571
Puerto Rico	0	21,200	0	21,200
West Virginia	0	10,747	0	10,747
U.S. Government Agencies	0	44,198	0	44,198
Non-Agency Mortgage-Backed Securities	0	740,777	14,836	755,613
Asset-Backed Securities	0	449,614	63,838	513,452
Sovereign Issues	0	104,218	0	104,218
Common Stocks
Communication Services	13,359	0	6,573	19,932
Consumer Discretionary	2	0	0	2
Energy	1,541	0	0	1,541
Financials	0	0	17,111	17,111
Industrials	92	116	20,120	20,328
Utilities	0	0	5,431	5,431
Warrants
Information Technology	0	0	18,870	18,870
Preferred Securities
Banking & Finance	0	61,847	0	61,847
Industrials	0	723	2,861	3,584
Utilities	0	0	12,174	12,174

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Real Estate Investment Trusts
Real Estate	$25,317	$0	$0	$25,317
Short-Term Instruments
Repurchase Agreements	0	38,200	0	38,200
Short-Term Notes	0	14,799	0	14,799
Argentina Treasury Bills	0	301	0	301
U.S. Treasury Bills	0	38,371	0	38,371
U.S. Treasury Cash Management Bills	0	30,397	0	30,397

Total Investments	$46,895	$2,784,604	$233,678	$3,065,177

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	376	0	376
Over the counter	0	11,316	0	11,316

	$0	$11,692	$0	$11,692

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,150)	0	(1,150)
Over the counter	0	(8,078)	0	(8,078)

	$0	$(9,228)	$0	$(9,228)

Total Financial Derivative Instruments	$0	$2,464	$0	$2,464

Totals	$46,895	$2,787,068	$233,678	$3,067,641

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2021:

Category and Subcategory	Beginning Balance at 06/30/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$91,827	$52,717	$(77,343)	$43	$(15,918)	$15,182	$0	$(8,880)	$57,628	$1,428
Corporate Bonds & Notes
Banking & Finance	11,338	0	0	0	0	1,685	0	0	13,023	1,685
Industrials	2	0	0	2	0	(2)	0	0	2	(2)
Convertible Bonds & Notes
Banking & Finance	0	1,095	0	0	0	116	0	0	1,211	116
Non-Agency Mortgage-Backed Securities	28,412	0	(5,342)	85	(2,333)	4,417	0	(10,403)	14,836	948
Asset-Backed Securities	40,877	26,410	(8,850)	(10)	(4,254)	6,004	3,661	0	63,838	1,803
Common Stocks
Communication Services	8	4,953	0	0	0	1,612	0	0	6,573	1,612
Energy	193	0	(172)	0	0	(21)	0	0	0	0
Financials	0	15,347	0	0	0	1,764	0	0	17,111	1,764
Industrials	2,703	7,775	(2,243)	0	(2,572)	14,549	0	(92)	20,120	14,254
Real Estate	5,750	0	(5,750)	0	0	0	0	0	0	0
Utilities	4,220	0	0	0	0	1,211	0	0	5,431	1,211
Warrants
Information Technology	0	6,602	0	0	0	12,268	0	0	18,870	12,268
Preferred Securities
Industrials	0	3,017	0	0	0	(156)	0	0	2,861	(156)
Utilities	0	12,442	(141)	0	0	(127)	0	0	12,174	(127)

Totals	$185,330	$130,358	$(99,841)	$120	$(25,077)	$58,502	$3,661	$(19,375)	$233,678	$36,804

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	121

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)	June 30, 2021

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$27,507	Discounted Cash Flow	Discount Rate	4.500-7.800	5.151
	17,378	Reference Instrument	Yield	5.642-6.289	5.879
	12,743	Third Party Vendor	Broker Quote	21.500-100.000	99.298
Corporate Bonds & Notes
Banking & Finance	13,023	Discounted Cash Flow	Discount Rate	4.530	—
Industrials	2	Proxy Pricing	Base Price	0.078	—
Convertible Bonds & Notes
Banking & Finance	1,211	Other Valuation Techniques(2)	—	—	—
Non-Agency Mortgage-Backed Securities	14,836	Discounted Cash Flow	Discount Rate	4.500	—
Asset-Backed Securities	10,016	Discounted Cash Flow	Discount Rate	5.000	—
	53,822	Proxy Pricing	Base Price	2.719-100,000.000	29,218.877
Common Stocks
Communication Services	6,573	Reference Instrument	Liquidity Discount	10.000	—
Financials	17,111	Comparable Companies	EBITDA	6.400x	—
Industrials	20,120	Discounted Cash Flow	Discount Rate	14.250	—
Utilities	5,431	Indicative Market Quotation	Broker Quote	$41.500	—
Warrants
Information Technology	18,870	Comparable Companies	EBITDA	4.375x	—
Preferred Securities
Industrials	2,861	Comparable Companies/Discounted Cash Flow	Book Value/Discount Rate	0.220x/20.260	—
Utilities	12,174	Current Value Model	Purchase Price	$27.048	—

Total	$233,678

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

122	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 186.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 29.4%

ACProducts, Inc.
4.750% (LIBOR03M + 4.250%) due 05/05/2028 ~		$5,600	$5,581

Addo and Winterbotham
6.113% (BP0003M + 6.000%) due 02/05/2028 ~	GBP	20,000	27,009

Alorica, Inc.
7.000% (LIBOR03M + 6.000%) due 12/11/2025 «~		$21,462	21,420

American Tire Distributors, Inc.
8.500% (LIBOR03M + 7.500%) due 09/02/2024 ~		7,472	7,482

Caesars Resort Collection LLC
2.854% (LIBOR03M + 2.750%) due 12/23/2024 ~		12,441	12,349
4.604% (LIBOR03M + 4.500%) due 07/21/2025 ~		4,975	4,998

Carnival Corp.
TBD% due 09/22/2022 «	EUR	16,556	19,159
3.750% (EUR003M + 3.750%) due 06/30/2025 ~		29,849	36,257

Casino Guichard Perrachon S.A.
4.000% (EUR003M + 4.000%) due 08/31/2025 ~		3,500	4,171

Cengage Learning, Inc.
TBD% due 06/29/2026		$30,419	30,486
5.250% (LIBOR03M + 4.250%) due 06/07/2023 ~		30,450	30,475

CityCenter Holdings LLC
3.000% (LIBOR03M + 2.250%) due 04/18/2024 ~		4,974	4,942

Clear Channel Outdoor Holdings, Inc.
3.686% (LIBOR03M + 3.500%) due 08/21/2026 ~		9,034	8,832

Coty, Inc.
1.750% (EUR003M + 1.750%) due 04/05/2023 ~	EUR	1,686	1,986
2.331% (LIBOR03M + 2.250%) due 04/07/2025 ~		$2,083	2,006
2.500% (EUR003M + 2.500%) due 04/07/2025 ~	EUR	33,839	39,052

Cromwell EREIT Lux Finco S.a.r.l.
TBD% due 11/21/2024 «		6,800	7,908

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		$6,586	6,594

Ensono, LP
4.750% (LIBOR03M + 4.000%) due 05/19/2028 ~		3,200	3,213

Envision Healthcare Corp.
3.854% (LIBOR03M + 3.750%) due 10/10/2025 ~		56,380	48,416

Foundation Building Materials Holding Co LLC
3.750% (LIBOR03M + 3.250%) due 02/03/2028 ~		10,000	9,945

Frontier Communications Corp.
4.500% (LIBOR03M + 3.750%) due 05/01/2028 ~		28,416	28,482

Futbol Club Barcelona
TBD% due 09/08/2021 «	EUR	18,500	21,838

Gibson Brands, Inc.
TBD% due 06/25/2028 «		$6,300	6,300

Instant Brands Holdings, Inc
5.750% (LIBOR03M + 5.000%) due 04/12/2028 «~		22,140	22,085

Intelsat Jackson Holdings S.A.
8.000% (PRIME + 4.750%) due 11/27/2023 ~		3,000	3,048

Parexel International Corp.
2.845% (LIBOR03M + 2.750%) due 09/27/2024 ~		10,000	9,953

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petco Health & Wellness Co.
4.000% due 03/03/2028		$10,075	$10,070

PUG LLC
3.604% (LIBOR03M + 3.500%) due 02/12/2027 ~		9,949	9,751

Republic of Cote d’lvoire
TBD% due 03/19/2027	EUR	1,000	1,183

Royal Caribbean Cruises Ltd.
TBD% due 10/12/2022 µ		$14,200	13,632

Scientific Games International, Inc.
2.854% (LIBOR03M + 2.750%) due 08/14/2024 ~		1,795	1,785

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		16,343	16,479

Sigma Bidco BV
TBD% due 07/02/2025	GBP	20,000	27,004
3.750% (WIBOR03M + 3.500%) due 03/31/2025 ~	PLN	31,054	7,686

Steenbok Lux Finco 2 Sa.r.l.
TBD% - 10.750% (EUR003M) due 12/31/2021 ~	EUR	22,850	23,606

Sunshine Luxembourg S.a.r.l.
4.500% (LIBOR03M + 3.750%) due 10/01/2026 ~		$2,594	2,605

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		37,222	36,935
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		20,468	20,177

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		29,906	29,110

TransDigm, Inc.
2.354% (LIBOR03M + 2.250%) due 08/22/2024 ~		9,949	9,840
2.354% (LIBOR03M + 2.250%) due 12/09/2025 ~		9,949	9,813

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		2,394	2,428

Zayo Group Holdings, Inc.
3.104% (LIBOR03M + 3.000%) due 03/09/2027 ~		10,000	9,902

Total Loan Participations and Assignments (Cost $654,664)			655,993

CORPORATE BONDS & NOTES 64.3%

BANKING & FINANCE 15.3%

Allied Universal Holdco LLC
4.875% due 06/01/2028 (l)	GBP	3,300	4,541

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (l)	EUR	7,000	8,252
2.625% due 04/28/2025 (l)		1,400	1,689
3.625% due 09/24/2024 (l)		7,800	9,661
5.375% due 01/18/2028 •(l)		6,000	5,874
8.000% due 01/22/2030 •(l)		2,514	2,740
10.500% due 07/23/2029 (l)		12,177	16,329

Bank of Ireland Group PLC
7.500% due 05/19/2025 •(i)(j)(l)		300	421

Barclays PLC
7.125% due 06/15/2025 •(i)(j)	GBP	300	475

BNP Paribas S.A.
4.625% due 02/25/2031 •(i)(j)(l)		$7,100	7,409

Burford Capital Global Finance LLC
6.250% due 04/15/2028 (l)		2,800	2,945

Credit Suisse Group AG
5.250% due 02/11/2027 •(i)(j)(l)		700	742
6.375% due 08/21/2026 •(i)(j)(l)		600	669
7.125% due 07/29/2022 •(i)(j)		200	209
7.250% due 09/12/2025 •(i)(j)(l)		200	226

Erste Group Bank AG
4.250% due 10/15/2027 •(i)(j)(l)	EUR	400	509

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fairfax Financial Holdings Ltd.
3.375% due 03/03/2031 (l)		$300	$313
4.230% due 06/14/2029	CAD	100	87

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (l)		$20,000	19,931

FloodSmart Re Ltd.
13.041% (T-BILL 3MO + 13.000%) due 03/01/2024 ~		3,920	3,898
16.791% (T-BILL 3MO + 16.750%) due 03/01/2024 ~		1,120	1,063

Ford Motor Credit Co. LLC
1.744% due 07/19/2024 (l)	EUR	200	241
2.330% due 11/25/2025 (l)		300	368
2.386% due 02/17/2026 (l)		100	123
3.250% due 09/15/2025 (l)		200	255
3.375% due 11/13/2025 (l)		$500	519
4.535% due 03/06/2025 (l)	GBP	300	446
5.125% due 06/16/2025 (l)		$900	992

Freedom Mortgage Corp.
6.625% due 01/15/2027 (b)		2,700	2,723

HSBC Holdings PLC
4.600% due 12/17/2030 •(i)(j)(l)		15,000	15,600
4.700% due 03/09/2031 •(i)(j)(l)		1,800	1,872

Icahn Enterprises LP
5.250% due 05/15/2027 (l)		3,900	4,038

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(i)(j)(l)	EUR	7,300	10,619

JPMorgan Chase Bank N.A.
7.500% due 06/19/2035	IDR	228,824,000	16,319

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025 (l)	EUR	1,400	1,790

Kennedy-Wilson, Inc.
4.750% due 03/01/2029 (l)		$9,650	9,953
5.000% due 03/01/2031 (l)		4,300	4,429

Lloyds Banking Group PLC
7.875% due 06/27/2029 •(i)(j)	GBP	500	884

LPL Holdings, Inc.
4.000% due 03/15/2029 (l)		$14,689	14,795

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (l)		3,600	3,666
4.500% due 09/01/2026 (l)		1,200	1,283
4.500% due 01/15/2028 (l)		200	212
4.625% due 06/15/2025 (l)		4,000	4,282
5.750% due 02/01/2027 (l)		5,100	5,682

Natwest Group PLC
5.125% due 05/12/2027 •(i)(j)(l)	GBP	17,615	26,295

PennyMac Financial Services, Inc.
4.250% due 02/15/2029 (l)		$5,400	5,210

Sitka Holdings LLC
4.643% due 07/06/2026 •(b)		$5,328	5,325

Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)(l)		25,000	28,360

UBS Group AG
4.375% due 02/10/2031 •(i)(j)(l)		2,900	2,970

Uniti Group LP
4.750% due 04/15/2028 (l)		6,327	6,330
6.500% due 02/15/2029 (l)		28,500	28,611
7.125% due 12/15/2024 (l)		10,000	10,350
7.875% due 02/15/2025 (l)		19,000	20,399

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		14,864	13,619

XP, Inc.
3.250% due 07/01/2026 (b)		4,800	4,752

			341,295

INDUSTRIALS 41.7%

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028 (l)		10,000	10,560

American Airlines Pass-Through Trust
3.350% due 04/15/2031 (l)		838	854
3.375% due 11/01/2028 (l)		12,910	12,855
3.575% due 07/15/2029 (l)		707	722
3.700% due 04/01/2028 (l)		2,278	2,321

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	123

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines, Inc.
5.500% due 04/20/2026 (l)		$4,000	$4,240

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (g)(l)		3,427	2,542

Bombardier, Inc.
6.000% due 10/15/2022 (l)		60,529	60,728
7.125% due 06/15/2026 (l)		25,098	26,309

Broadcom, Inc.
3.469% due 04/15/2034 (l)		1,000	1,059

Caesars Entertainment, Inc.
6.250% due 07/01/2025 (l)		28,700	30,458

Caesars Resort Collection LLC
5.750% due 07/01/2025 (l)		5,700	6,013

Callon Petroleum Co.
8.000% due 08/01/2028 (b)		2,600	2,633

CGG S.A.
7.750% due 04/01/2027 (l)	EUR	4,700	5,790
8.750% due 04/01/2027 (l)		$15,280	15,835

Charter Communications Operating LLC
3.850% due 04/01/2061 (l)		1,600	1,574
3.900% due 06/01/2052 (l)		2,000	2,042

Community Health Systems, Inc.
6.625% due 02/15/2025 (l)		5,000	5,294
8.000% due 03/15/2026 (l)		28,000	30,205

Coty, Inc.
3.875% due 04/15/2026	EUR	7,300	8,708

CSN Resources S.A.
4.625% due 06/10/2031 (l)		$8,000	8,183

Elastic NV
4.125% due 07/15/2029 (b)		1,400	1,400

Endure Digital, Inc.
6.000% due 02/15/2029 (l)		19,100	18,936

Envision Healthcare Corp.
8.750% due 10/15/2026 (l)		23,228	16,320

FMG Resources Pty. Ltd.
4.375% due 04/01/2031 (l)		15,000	16,067

Full House Resorts, Inc.
8.250% due 02/15/2028 (l)		20,000	21,872

Gap, Inc.
8.875% due 05/15/2027 (l)		5,000	5,798

Garda World Security Corp.
6.000% due 06/01/2029 (l)		3,200	3,180

Global Infrastructure Solutions, Inc.
5.625% due 06/01/2029 (l)		1,200	1,247

Global Medical Response, Inc.
6.500% due 10/01/2025 (l)		2,000	2,062

Guara Norte SARL
5.198% due 06/15/2034 (l)		1,277	1,333
5.198% due 06/15/2034		315	329

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(d)		69,585	39,924

Iris Holdings, Inc. (8.750% Cash or 9.500% PIK)
8.750% due 02/15/2026 (c)(l)		17,500	17,881

Kleopatra Holdings 2 S.C.A.
6.500% due 09/01/2026 (l)	EUR	700	810

MGM China Holdings Ltd.
4.750% due 02/01/2027 (l)		$1,300	1,328
5.375% due 05/15/2024 (l)		2,600	2,677

MGM Resorts International
5.500% due 04/15/2027 (l)		4,500	4,952

Mohegan Gaming & Entertainment
8.000% due 02/01/2026 (l)		14,968	15,659

MPH Acquisition Holdings LLC
5.750% due 11/01/2028 (l)		17,000	17,106

NCL Corp. Ltd.
12.250% due 05/15/2024 (l)		15,000	18,135

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (l)		200	226

Occidental Petroleum Corp.
1.606% (US0003M + 1.450%) due 08/15/2022 ~(l)		9,320	9,276

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petroleos Mexicanos
6.350% due 02/12/2048 (l)		$10,000	$8,536
6.500% due 01/23/2029 (l)		3,000	3,092
6.625% due 06/15/2035 (l)		5,250	5,077
6.750% due 09/21/2047 (l)		54,100	47,947

Petrorio Luxembourg SARL
6.125% due 06/09/2026		2,700	2,765

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (l)		17,440	18,903

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026 (l)		7,125	7,689

Rite Aid Corp.
8.000% due 11/15/2026 (l)		9,446	9,600

Rolls-Royce PLC
1.625% due 05/09/2028 (l)	EUR	6,200	6,871
3.375% due 06/18/2026 (l)	GBP	300	415
3.625% due 10/14/2025 (l)		$6,972	7,074
4.625% due 02/16/2026 (l)	EUR	100	130
5.750% due 10/15/2027 (l)		$16,584	18,289
5.750% due 10/15/2027 (l)	GBP	4,200	6,375

Royal Caribbean Cruises Ltd.
11.500% due 06/01/2025 (l)		$20,835	24,040

Sensata Technologies BV
4.000% due 04/15/2029 (l)		2,600	2,642

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029 (l)		342	358

Standard Industries, Inc.
2.250% due 11/21/2026 (l)	EUR	2,000	2,365
3.375% due 01/15/2031 (l)		$10,000	9,586
4.375% due 07/15/2030 (l)		2,500	2,586
5.000% due 02/15/2027 (l)		2,500	2,592

Studio City Finance Ltd.
5.000% due 01/15/2029 (l)		7,700	7,785

Surgery Center Holdings, Inc.
10.000% due 04/15/2027 (l)		460	506

Tasty Bondco 1 S.A.
6.250% due 05/15/2026 (l)	EUR	9,000	10,099

Tenet Healthcare Corp.
6.750% due 06/15/2023 (l)		$7,669	8,378

Times Square Hotel Trust
8.528% due 08/01/2026		605	659

Topaz Solar Farms LLC
5.750% due 09/30/2039 (l)		18,353	21,329

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028 (l)		318	299

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (l)		20,402	21,473

Vale S.A.
0.000% due 12/29/2049 ~(i)	BRL	340,000	40,594

Veritas U.S., Inc.
7.500% due 09/01/2025 (l)		$22,099	23,072
10.500% due 02/01/2024 (l)		3,700	3,812

Victors Merger Corp.
6.375% due 05/15/2029 (l)		4,400	4,439

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029 (l)		14,500	14,683

Vine Energy Holdings LLC
6.750% due 04/15/2029 (l)		3,800	4,004

VOC Escrow Ltd.
5.000% due 02/15/2028 (l)		15,000	15,195

Windstream Escrow LLC
7.750% due 08/15/2028 (l)		46,809	48,272

Wolverine Escrow LLC
8.500% due 11/15/2024 (l)		23,100	22,453
9.000% due 11/15/2026 (l)		7,700	7,536

Wynn Las Vegas LLC
5.250% due 05/15/2027 (l)		200	215
5.500% due 03/01/2025 (l)		24,976	26,956

Wynn Macau Ltd.
4.875% due 10/01/2024 (l)		500	507
5.500% due 01/15/2026 (l)		1,800	1,889
5.500% due 10/01/2027 (l)		600	626

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wynn Resorts Finance LLC
7.750% due 04/15/2025 (l)		$1,000	$1,080

			928,236

UTILITIES 7.3%

Eskom Holdings SOC Ltd.
6.750% due 08/06/2023 (l)		48,000	50,293

FEL Energy SARL
5.750% due 12/01/2040 (l)		9,946	10,578

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (c)		21,370	22,038

Pacific Gas & Electric Co.
3.250% due 06/01/2031 (l)		600	591
4.200% due 06/01/2041 (l)		7,400	7,308
4.600% due 06/15/2043		8,128	8,092
4.950% due 07/01/2050 (l)		3,200	3,297

Peru LNG SRL
5.375% due 03/22/2030		8,071	6,988

Petrobras Global Finance BV
6.750% due 06/03/2050 (l)		20,000	23,411
6.900% due 03/19/2049 (l)		25,000	29,837

			162,433

Total Corporate Bonds & Notes (Cost $1,419,266)			1,431,964

CONVERTIBLE BONDS & NOTES 2.3%

BANKING & FINANCE 1.5%

Corestate Capital Holding S.A.
1.375% due 11/28/2022	EUR	7,300	7,357

Credit Suisse Group Guernsey Ltd.
3.000% due 11/12/2021 «	CHF	1,000	1,211

PennyMac Corp.
5.500% due 03/15/2026 (l)		$24,225	25,270

			33,838

INDUSTRIALS 0.8%

21Vianet Group, Inc.
0.000% due 02/01/2026 (g)		10,000	8,645

DISH Network Corp.
2.375% due 03/15/2024		5,000	4,866
3.375% due 08/15/2026		3,700	3,785

			17,296

Total Convertible Bonds & Notes (Cost $50,170)			51,134

MUNICIPAL BONDS & NOTES 4.3%

ILLINOIS 1.3%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035		7,235	9,042
7.350% due 07/01/2035		10,000	12,926

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		5,000	5,883

			27,851

PUERTO RICO 2.9%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(d)		64,550	53,576

CPR Custodial Receipt, Puerto Rico Revenue Bonds, Series 2021
0.000% due 01/01/2045 (g)		13,300	11,754

			65,330

124	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	$25,000	$2,802

Total Municipal Bonds & Notes (Cost $91,128)		95,983

U.S. GOVERNMENT AGENCIES 1.2%

Fannie Mae
2.500% due 04/25/2049 - 02/25/2050 (a)(l)	28,185	2,722
3.000% due 12/25/2032 - 01/25/2051 (a)(l)	12,495	1,574
3.000% due 01/25/2051 (a)	5,233	726
3.500% due 05/25/2030 (a)	8,401	690
4.500% due 07/25/2045 (a)	4,079	736
4.500% due 12/25/2047 (a)(l)	2,563	286
5.000% due 08/25/2043 (a)(l)	4,401	836

Freddie Mac
2.000% due 11/25/2050 (a)(l)	16,587	1,632
2.000% due 01/25/2051 (a)	5,851	574
2.500% due 03/25/2051 (a)(l)	19,572	2,877
3.000% due 01/25/2051 (a)	6,886	964
3.000% due 03/25/2051 (a)(l)	32,340	4,873
3.500% due 04/25/2041 (a)(l)	13,233	1,612
4.000% due 11/25/2048 (a)(l)	8,879	1,645
4.000% due 06/25/2051 (a)	13,608	2,238
4.500% due 07/25/2051 (a)	8,500	1,261
5.927% due 07/15/2042 •(a)	2,948	507

Total U.S. Government Agencies (Cost $25,110)		25,753

NON-AGENCY MORTGAGE-BACKED SECURITIES 53.0%

280 Park Avenue Mortgage Trust
2.900% due 09/15/2034 •	4,750	4,644

Ashford Hospitality Trust
2.173% due 04/15/2035 •(l)	2,500	2,496
3.173% due 04/15/2035 •	8,700	8,473

Atrium Hotel Portfolio Trust
3.123% due 12/15/2036 •	1,111	1,065
3.473% due 06/15/2035 •	11,037	10,868

Austin Fairmont Hotel Trust
2.323% due 09/15/2032 •	6,000	5,893

BAMLL Commercial Mortgage Securities Trust
2.573% due 03/15/2034 •(l)	11,798	11,827

Banc of America Funding Trust
0.332% due 06/26/2036 •(l)	12,512	12,303
1.126% due 09/26/2036 ~	4,539	3,972
5.750% due 05/26/2036	486	438

Barclays Commercial Mortgage Securities Trust
2.464% due 07/15/2037 •(l)	21,350	21,321
3.623% due 07/15/2037 •	4,278	4,258
3.811% due 02/15/2053 ~(l)	12,650	13,010
3.811% due 02/15/2053 ~	3,000	2,903
4.723% due 02/15/2033 •	5,000	5,039

Barclays Commercial Real Estate Trust
4.715% due 08/10/2033 ~(l)	16,240	15,829

Bear Stearns Commercial Mortgage Securities Trust
5.540% due 01/12/2045 ~	5,126	4,217

Beast Mortgage Trust
2.750% due 03/15/2036 •(l)	24,870	24,985
3.700% due 03/15/2036 •(l)	5,750	5,782
4.700% due 03/15/2036 •	6,125	6,165

Benchmark Mortgage Trust
3.094% due 04/15/2054 ~(l)	19,809	18,603

Beneria Cowen & Pritzer Collateral Funding Corp.
3.738% due 06/15/2038 •	5,000	4,996

BHP Trust
2.641% due 08/15/2036 •(l)	11,620	11,646

Braemar Hotels & Resorts Trust
2.473% due 06/15/2035 •	5,000	4,832

BX Commercial Mortgage Trust
2.493% due 05/15/2030 •	1,297	1,288
3.223% due 07/15/2034 •(l)	9,412	9,463
4.323% due 07/15/2034 •	6,800	6,838

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Commercial Mortgage Trust
2.483% due 02/15/2039 •	$14,327	$14,353
2.873% due 12/15/2036 •	8,811	8,745
3.635% due 05/10/2035 ~	1,300	1,298
3.917% due 12/15/2072 ~	4,600	4,337

CLNY Trust
2.098% due 11/15/2038 •(l)	500	499
2.794% due 11/15/2038 •(l)	15,000	14,960

Commercial Mortgage Trust
1.623% due 06/15/2034 •(l)	4,950	4,725
2.467% due 06/15/2034 •	7,400	6,869

CRSNT Commercial Mortgage Trust
3.580% due 04/15/2036 •	7,000	7,017

DBWF Mortgage Trust
2.493% due 12/19/2030 •(l)	3,000	3,006
3.111% due 12/19/2030 •	29,075	29,097

Deutsche Mortgage & Asset Receiving Corp.
0.537% due 11/27/2036 •	6,288	5,383

DOLP Trust
0.665% due 05/10/2041 ~(a)(l)	309,500	15,431
3.704% due 05/10/2041 ~(l)	47,000	45,519

DROP Mortgage Trust
2.820% due 04/15/2026 •(l)	5,500	5,541

Extended Stay America Trust
3.775% due 07/15/2038 •(b)	18,800	18,987

GCCFC Commercial Mortgage Trust
3.423% due 02/15/2038 •(l)	49,700	49,781

Greenwood Park CLO Ltd.
1.000% due 10/20/2030 «	13,000	325
1.000% due 04/15/2031 «	27,000	675

GS Mortgage Securities Corp. Trust
2.023% due 08/15/2032 •(l)	3,488	3,446
2.623% due 11/15/2032 •(l)	10,632	10,654
4.323% due 07/15/2032 •(l)	25,400	25,568

GS Mortgage-Backed Securities Corp. Trust
0.000% due 12/25/2060 ~	412	411
0.000% due 12/25/2060 ~(a)	222,483	8,866
0.165% due 12/25/2060 ~(a)	198,428	1,369
2.750% due 12/25/2060 ~	6,876	6,669
3.000% due 12/25/2060 ~	6,990	6,630
3.668% due 12/25/2060 ~	34,468	33,700

Hawaii Hotel Trust
2.823% due 05/15/2038 •(l)	34,335	34,488
2.823% due 05/15/2038 •	5,000	5,022

Hilton Orlando Trust
2.873% due 12/15/2034 •(l)	10,953	10,992

Hilton USA Trust
4.333% due 11/05/2038 ~	12,176	12,189
4.333% due 11/05/2038 ~(l)	17,145	17,723
6.155% due 11/05/2035	6,017	6,109

HPLY Trust
2.423% due 11/15/2036 •(l)	21,865	21,853
3.223% due 11/15/2036 •	1,781	1,752

Independence Plaza Trust
4.356% due 07/10/2035 (l)	2,550	2,662

InTown Hotel Portfolio Trust
4.173% due 01/15/2033 •	13,100	13,205

JP Morgan Alternative Loan Trust
0.372% due 03/25/2037 •(l)	19,006	19,900

JP Morgan Chase Commercial Mortgage Securities Trust
2.273% due 02/15/2035 •(l)	1,000	1,001
2.330% due 07/05/2033 •(l)	5,012	5,027
2.680% due 07/05/2033 •(l)	10,000	10,032
3.073% due 06/15/2035 •(l)	27,417	27,545
3.173% due 03/15/2036 •(l)	25,550	25,644
3.923% due 03/15/2036 •	9,500	9,542
5.350% due 07/05/2033 (l)	1,000	1,053
5.855% due 06/12/2043 ~	756	761
6.042% due 01/12/2038 ~	3,242	3,297

JP Morgan Resecuritization Trust
0.282% due 12/27/2046 •	9,591	8,131

MBRT
2.273% due 11/15/2036 •(l)	10,848	10,879

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ML-CFC Commercial Mortgage Trust
5.324% due 12/12/2049 ~		$283	$284

Morgan Stanley Capital Trust
2.273% due 11/15/2034 •(l)		5,370	5,342
3.300% due 12/15/2036 •(l)		3,902	3,925
3.744% due 12/15/2036 •		3,000	3,019

Morgan Stanley Re-REMIC Trust
0.611% due 03/26/2037 þ		4,534	4,488

MRCD Mortgage Trust
2.718% due 12/15/2036 (l)		15,715	15,385
2.718% due 12/15/2036		13,000	12,488

Natixis Commercial Mortgage Securities Trust
2.323% due 11/15/2034 •(l)		6,000	6,000
3.917% due 11/15/2032 ~		15,192	15,248

New Orleans Hotel Trust
2.762% due 04/15/2032 •		7,491	7,284

New Residential Mortgage Loan Trust
3.528% due 07/25/2055 ~		1,242	1,240
4.016% due 07/25/2059 ~		5,000	4,722
4.328% due 07/25/2055 ~		1,000	997

PMT Credit Risk Transfer Trust
3.011% due 02/27/2024 •(l)		32,128	32,454

Ready Capital Mortgage Financing LLC
3.092% due 04/25/2038 •(l)		12,000	12,034
3.842% due 04/25/2038 •(l)		7,000	7,017

Seasoned Credit Risk Transfer Trust
2.218% due 05/25/2057 ~		18,215	10,654
4.250% due 09/25/2060		6,220	6,418
4.250% due 11/25/2060 ~		2,661	2,784
4.750% due 10/25/2058 ~		2,360	2,501
14.989% due 11/25/2060 ~		5,550	5,362
16.360% due 09/25/2060 ~		4,250	4,221

SFO Commercial Mortgage Trust
2.973% due 05/15/2038 •(l)		18,000	18,150
3.723% due 05/15/2038 •(l)		6,000	6,064

Stratton Mortgage Funding PLC
3.048% due 07/20/2060 •	GBP	22,471	31,861

Tharaldson Hotel Portfolio Trust
3.410% due 11/11/2034 •		$5,025	4,955

Trinity Square PLC
0.000% due 07/15/2059 •	GBP	43,372	59,713
0.000% due 07/15/2059 (g)		10,853	41,271

VASA Trust
3.223% due 07/15/2039 •(l)		$10,000	10,062
3.973% due 07/15/2039 •		7,000	7,049

Verus Securitization Trust
3.195% due 10/25/2063 ~(l)		1,800	1,813

Waikiki Beach Hotel Trust
2.103% due 12/15/2033 •(l)		3,000	2,986
2.753% due 12/15/2033 •		5,000	4,879

WaMu Mortgage Pass-Through Certificates Trust
0.926% due 07/25/2047 •		2,820	2,561

Wells Fargo Mortgage-Backed Securities Trust
2.940% due 10/25/2036 ~		370	366

Worldwide Plaza Trust
3.715% due 11/10/2036 ~(l)		19,000	19,196

Total Non-Agency Mortgage-Backed Securities (Cost $1,165,855)			1,180,615

ASSET-BACKED SECURITIES 13.1%

ACE Securities Corp. Home Equity Loan Trust
0.677% due 02/25/2036 •(l)		6,004	5,774

Asset-Backed Securities Corp. Home Equity Loan Trust
0.322% due 05/25/2037 •		6,624	5,389

Ayresome CDO Ltd.
0.498% due 12/08/2045 •		37,625	21,875

Bear Stearns Asset-Backed Securities Trust
0.422% due 01/25/2037 •		6,302	6,292

BSPRT Issuer Ltd.
2.473% due 05/15/2029 •(l)		5,000	4,891

Carvana Auto Receivables Trust
0.000% due 01/10/2028 «(g)		10	5,176

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	125

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

College Avenue Student Loans LLC
4.120% due 07/25/2051	$1,750	$1,776

Duke Funding High Grade Ltd.
0.090% due 08/02/2049 (a)	847,681	1,914
0.226% due 08/02/2049 •	30,170	991

First Franklin Mortgage Loan Trust
0.402% due 10/25/2036 •	4,000	3,457

First NLC Trust
1.112% due 12/25/2035 •	3,234	3,219

Flagship Credit Auto Trust
0.000% due 04/17/2028 «(g)	10	4,400

Greenwood Park CLO Ltd.
0.000% due 04/15/2031 ~	27,000	18,948

Home Equity Mortgage Loan Asset-Backed Trust
0.262% due 04/25/2037 •	8,670	7,191

KKR CLO Ltd.
0.000% due 04/20/2034 ~	10,000	9,195

Long Beach Mortgage Loan Trust
0.797% due 11/25/2035 •(l)	10,014	9,378

Madison Park Funding Ltd.
0.000% due 07/27/2047 ~	5,600	4,116

Marlette Funding Trust
0.000% due 09/16/2030 «(g)	38	12,481

Mill City Mortgage Loan Trust
0.000% due 04/25/2057 ~	415,604	5,385
0.000% due 11/25/2058 ~	349,436	1,254
3.569% due 11/25/2058 ~	16,205	15,040
3.631% due 04/25/2057 ~	19,586	19,455

Montauk Point CDO Ltd.
1.460% due 04/06/2046 •	327,058	9,639
2.358% due 10/06/2042 •	213,556	19,638

Morgan Stanley Capital, Inc. Trust
0.452% due 03/25/2036 •	2,846	2,539

Myers Park CLO Ltd.
0.000% due 10/20/2030 ~	13,000	9,614

Option One Mortgage Loan Trust
0.332% due 04/25/2037 •	4,321	3,038

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ	8,099	4,272

Securitized Asset-Backed Receivables LLC Trust
0.592% due 03/25/2036 •	1,690	1,314

Sierra Madre Funding Ltd.
0.460% due 09/07/2039 •	1,577	1,404

Specialty Underwriting & Residential Finance Trust
0.392% due 09/25/2037 •(l)	25,400	12,899

Structured Asset Investment Loan Trust
0.612% due 05/25/2036 •	14,747	6,833

Structured Asset Securities Corp. Mortgage Loan Trust
0.292% due 06/25/2037 •	6,434	5,150
0.332% due 01/25/2037 •(l)	10,000	7,559

Structured Finance Advisors ABS CDO Ltd.
0.194% due 07/02/2037 •	44,700	11,848

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Summer Street Ltd.
0.378% due 12/06/2045 •		$51,549	$13,770

Towd Point Mortgage Trust
5.250% due 11/25/2058 ~		2,816	2,888
5.750% due 11/25/2058 ~		5,278	5,407
6.250% due 11/25/2058 ~		5,460	5,572

Total Asset-Backed Securities (Cost $294,449)			290,981

SOVEREIGN ISSUES 7.3%

Argentina Government International Bond
0.125% due 07/09/2030 þ(l)		17,043	6,153
0.125% due 01/09/2038 þ(l)		2,899	1,096
0.125% due 07/09/2041 þ(l)		39,940	14,299

Dominican Republic International Bond
8.900% due 02/15/2023 (l)	DOP	276,450	5,096
9.750% due 06/05/2026 (l)		635,800	12,654

Ecuador Government International Bond
0.500% due 07/31/2030 þ(l)		$19,720	17,008
0.500% due 07/31/2035 þ(l)		3,300	2,273

Egypt Government International Bond
3.875% due 02/16/2026 (l)		6,650	6,552
5.875% due 02/16/2031 (l)		6,650	6,479
7.500% due 02/16/2061 (l)		6,650	6,254

Ivory Coast Government International Bond
4.875% due 01/30/2032 (l)	EUR	7,900	9,378
6.625% due 03/22/2048 (l)		7,400	9,240

Republic of Colombia
1.000% due 06/30/2032	COP	41,500,000	10,809
1.000% due 07/09/2036		18,500,000	4,301

Romania Government International Bond
2.750% due 04/14/2041 (l)		5,800	6,851

South Africa Government International Bond
8.875% due 02/28/2035 (l)	ZAR	682,900	43,427

Total Sovereign Issues (Cost $154,702)			161,870

		SHARES
COMMON STOCKS 0.0%

INDUSTRIALS 0.0%

Voyager Aviation Holdings (e)		6,860	0

Total Common Stocks (Cost $0)			0

PREFERRED SECURITIES 3.5%

BANKING & FINANCE 2.9%

Nationwide Building Society
10.250% ~		4,600	1,196

Stichting AK Rabobank Certificaten
2.188% due 12/29/2049 þ(i)		40,113,275	64,152

			65,348

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.6%

Voyager Aviation Holdings LLC
9.500% «	41,160	$12,789

Total Preferred Securities (Cost $78,895)		78,137

REAL ESTATE INVESTMENT TRUSTS 3.5%

FINANCIALS 3.5%

AGNC Investment Corp.	1,270,500	21,459

Annaly Capital Management, Inc.	2,438,000	21,649

KKR Real Estate Finance Trust, Inc.	1,082,100	23,406

PennyMac Mortgage Investment Trust	556,200	11,713

Total Real Estate Investment Trusts (Cost $71,245)		78,227

SHORT-TERM INSTRUMENTS 4.2%

REPURCHASE AGREEMENTS (k) 3.5%
		77,300

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.4%

Federal Home Loan Bank
0.014% due 08/06/2021 (g)(h)	$7,000	7,000
0.015% due 08/04/2021 (g)(h)	2,800	2,800

		9,800

U.S. TREASURY BILLS 0.2%
0.010% due 07/06/2021 - 08/10/2021 (f)(g)(l)(n)	4,840	4,840

U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
0.010% due 09/07/2021 (f)(g)	3,249	3,249

Total Short-Term Instruments (Cost $95,189)		95,189

Total Investments in Securities (Cost $4,100,673)		4,145,846

Total Investments 186.1% (Cost $4,100,673)		$4,145,846

Financial Derivative Instruments (m)(o) 0.5% (Cost or Premiums, net $34,566)		11,111

Other Assets and Liabilities, net (86.6)%		(1,929,656)

Net Assets 100.0%		$2,227,301

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.

126	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.030%	06/30/2021	07/01/2021	$77,300	U.S. Treasury Notes 2.875% due 08/15/2028	$(78,902)	$77,300	$77,300

Total Repurchase Agreements						$(78,902)	$77,300	$77,300

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	0.280%	05/12/2021	08/13/2021			(16,489)	$(16,495)
	0.450	06/30/2021	03/30/2022			(15,974)	(15,974)
BPS	(0.450)	06/24/2021	09/24/2021		EUR	(146)	(174)
	(0.350)	05/19/2021	08/19/2021			(1,447)	(1,716)
	(0.350)	06/24/2021	09/24/2021			(326)	(387)
	(0.320)	06/24/2021	09/24/2021			(394)	(467)
	(0.300)	04/01/2021	07/01/2021			(3,064)	(3,631)
	(0.300)	05/19/2021	08/19/2021			(5,407)	(6,409)
	(0.300)	07/01/2021	10/01/2021			(3,165)	(3,753)
	(0.280)	06/24/2021	09/24/2021			(1,903)	(2,256)
	(0.250)	05/19/2021	08/19/2021			(13,790)	(16,346)
	0.300	05/19/2021	08/19/2021		GBP	(16,530)	(22,874)
	0.350	05/05/2021	08/09/2021			$(6,242)	(6,245)
	0.380	06/25/2021	07/30/2021			(1,173)	(1,173)
	0.480	04/14/2021	07/14/2021			(8,437)	(8,446)
	0.500	06/04/2021	07/09/2021			(72,123)	(72,150)
	0.540	06/09/2021	03/09/2022			(21,764)	(21,771)
	0.550	03/19/2021	09/20/2021			(22,422)	(22,458)
	0.550	04/16/2021	09/20/2021			(2,805)	(2,808)
	1.050	06/11/2021	06/01/2022			(6,016)	(6,020)
	1.100	04/16/2021	04/18/2022			(32,026)	(32,100)
	1.100	06/11/2021	04/18/2022			(4,554)	(4,557)
BRC	(1.900)	03/12/2021	TBD	(3)	EUR	(2,731)	(3,226)
	(1.900)	05/20/2021	TBD	(3)		(235)	(279)
	0.450	06/14/2021	07/06/2021			$(1,843)	(1,843)
	0.470	07/06/2021	10/04/2021			(1,846)	(1,846)
	0.500	04/14/2021	07/14/2021			(11,551)	(11,564)
	0.560	03/11/2021	09/10/2021			(60,974)	(61,080)
	0.560	03/12/2021	09/13/2021			(40,840)	(40,910)
	0.560	05/12/2021	08/12/2021			(14,887)	(14,899)
	0.560	06/18/2021	09/10/2021			(4,537)	(4,538)
	0.600	05/18/2021	08/18/2021			(8,899)	(8,906)
	0.628	06/07/2021	09/07/2021			(2,359)	(2,360)
	0.650	03/29/2021	07/29/2021			(62,838)	(62,944)
	0.688	04/06/2021	01/06/2022			(31,418)	(31,474)
	0.750	05/03/2021	02/03/2022			(57,213)	(57,284)
	0.828	06/07/2021	09/07/2021			(36,743)	(36,763)
	0.835	06/22/2021	09/22/2021			(33,038)	(33,045)
	0.885	06/22/2021	09/22/2021			(10,223)	(10,225)
	1.050	04/16/2021	01/18/2022			(25,687)	(25,744)
	1.050	04/20/2021	01/20/2022			(46,280)	(46,377)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	127

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BYR	0.510%	03/25/2021	07/26/2021			$(92,026)	$(92,153)
	0.510	03/26/2021	07/26/2021			(47,157)	(47,222)
	0.510	06/01/2021	07/26/2021			(1,194)	(1,195)
	0.510	06/18/2021	07/26/2021			(9,793)	(9,794)
	0.510	06/21/2021	07/26/2021			(1,863)	(1,864)
	0.510	06/22/2021	07/26/2021			(25,090)	(25,094)
	0.510	06/24/2021	07/26/2021			(1,621)	(1,621)
	0.650	04/09/2021	03/25/2022			(24,436)	(24,470)
	0.650	04/12/2021	03/25/2022			(18,346)	(18,371)
	0.650	06/25/2021	03/25/2022			(5,277)	(5,278)
CEW	(0.320)	06/24/2021	09/24/2021		EUR	(6,076)	(7,204)
	0.280	06/24/2021	09/24/2021		GBP	(662)	(915)
	0.300	06/25/2021	09/24/2021			(2,893)	(4,002)
	0.438	04/20/2021	07/20/2021			$(13,001)	(13,013)
	0.700	04/01/2021	01/04/2022			(21,815)	(21,854)
	0.835	04/14/2021	07/14/2021			(60,241)	(60,350)
	0.870	04/21/2021	01/20/2022			(17,799)	(17,829)
	0.950	06/14/2021	03/14/2022			(26,992)	(27,004)
CIB	0.650	04/14/2021	07/14/2021			(15,784)	(15,806)
JML	(2.500)	07/01/2021	TBD	(3)	EUR	(2,362)	(2,801)
	(0.400)	07/01/2021	10/01/2021			(11,336)	(13,441)
	(0.350)	04/01/2021	07/01/2021			(8,151)	(9,656)
	(0.350)	07/01/2021	10/01/2021			(8,248)	(9,780)
	(0.320)	04/01/2021	07/01/2021			(11,840)	(14,028)
	(0.300)	04/01/2021	07/01/2021			(24,191)	(28,662)
	(0.300)	07/01/2021	10/01/2021			(22,128)	(26,239)
	0.300	04/01/2021	07/01/2021		GBP	(1,076)	(1,490)
	0.300	07/01/2021	10/01/2021			(1,071)	(1,482)
	0.450	04/23/2021	07/22/2021			$(47,161)	(47,202)
	0.450	05/12/2021	07/22/2021			(12,536)	(12,544)
	0.450	06/09/2021	07/09/2021			(14,578)	(14,582)
	0.450	06/15/2021	07/09/2021			(5,171)	(5,172)
	0.550	06/25/2021	07/07/2021			(4,017)	(4,017)
	0.550	06/30/2021	07/07/2021			(10,274)	(10,275)
	0.550	07/01/2021	07/07/2021			(9,637)	(9,637)
	5.200	06/28/2021	TBD	(3)	ZAR	(523,224)	(36,656)
MEI	0.500	04/15/2021	07/14/2021			$(50,107)	(50,160)
MSB	0.600	05/24/2021	08/25/2021			(14,688)	(14,697)
	0.700	05/24/2021	08/25/2021			(16,928)	(16,941)
	0.754	05/14/2021	08/16/2021			(4,800)	(4,805)
	0.800	05/24/2021	08/25/2021			(3,915)	(3,918)
RTA	0.550	06/04/2021	03/07/2022			(5,952)	(5,955)
	0.650	04/05/2021	04/05/2022			(26,266)	(26,305)
	0.657	04/01/2021	10/01/2021			(20,675)	(20,709)
	0.700	05/19/2021	08/19/2021			(4,907)	(4,911)
	0.800	05/19/2021	08/19/2021			(7,708)	(7,715)
SCX	0.350	05/21/2021	TBD	(3)		(16,016)	(16,022)
	0.480	04/15/2021	07/14/2021			(43,728)	(43,773)
	0.500	04/15/2021	07/14/2021			(22,401)	(22,425)
	0.520	05/12/2021	07/12/2021			(15,176)	(15,187)
SOG	0.450	06/14/2021	09/02/2021			(2,370)	(2,371)
	0.450	06/17/2021	09/15/2021			(632)	(632)
	0.450	06/23/2021	09/23/2021			(1,528)	(1,528)
	0.450	06/30/2021	09/28/2021			(9,086)	(9,086)
	0.480	06/11/2021	07/20/2021			(2,043)	(2,043)
	0.480	06/11/2021	07/27/2021			(766)	(766)
	0.550	06/02/2021	03/02/2022			(924)	(925)
	0.550	06/14/2021	03/14/2022			(2,814)	(2,815)
	0.550	06/23/2021	03/02/2022			(1,717)	(1,717)
	0.550	06/25/2021	03/02/2022			(12,836)	(12,837)
	0.550	06/30/2021	03/02/2022			(3,649)	(3,649)
	0.550	07/01/2021	03/02/2022			(1,048)	(1,048)
TDM	0.220	06/02/2021	TBD	(3)		(1,504)	(1,505)
	0.250	06/09/2021	TBD	(3)		(30,193)	(30,197)
	0.400	03/08/2021	TBD	(3)		(30,737)	(30,776)
	0.400	03/24/2021	TBD	(3)		(3,573)	(3,577)
UBS	0.350	04/05/2021	07/06/2021			(9,773)	(9,781)
	0.350	07/06/2021	10/05/2021			(9,808)	(9,808)
	0.430	06/04/2021	09/07/2021			(601)	(601)
	0.430	06/28/2021	09/07/2021			(2,698)	(2,698)

128	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
	0.450%	04/22/2021	07/22/2021	$(6,390)	$(6,395)
	0.450	05/18/2021	08/18/2021	(11,934)	(11,941)
	0.500	04/14/2021	07/14/2021	(14,533)	(14,548)
	0.510	06/07/2021	01/07/2022	(124,195)	(124,237)
	0.510	06/15/2021	01/11/2022	(30,759)	(30,766)

Total Reverse Repurchase Agreements					$(1,935,990)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(32,469)	$0	$(32,469)	$34,708	$2,239
BPS	77,300	(235,741)	0	(158,441)	183,301	24,860
BRC	0	(455,307)	0	(455,307)	547,816	92,509
BYR	0	(227,062)	0	(227,062)	261,554	34,492
CEW	0	(152,171)	0	(152,171)	185,388	33,217
CIB	0	(15,806)	0	(15,806)	19,140	3,334
JML	0	(238,027)	0	(238,027)	214,921	(23,106)
JPS	0	(9,637)	0	(9,637)	0	(9,637)
MEI	0	(50,160)	0	(50,160)	55,656	5,496
MSB	0	(40,361)	0	(40,361)	50,843	10,482
RTA	0	(65,595)	0	(65,595)	77,476	11,881
SCX	0	(97,407)	0	(97,407)	111,603	14,196
SOG	0	(39,417)	0	(39,417)	45,362	5,945
TDM	0	(66,055)	0	(66,055)	72,509	6,454
UBS	0	(210,775)	0	(210,775)	232,712	21,937

Total Borrowings and Other Financing Transactions	$77,300	$(1,935,990)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(57,467)	$(472,194)	$(223,386)	$(364,631)	$(1,117,678)
Convertible Bonds & Notes	0	0	0	(20,709)	(20,709)
U.S. Government Agencies	0	(15,806)	0	0	(15,806)
Non-Agency Mortgage-Backed Securities	0	(132,103)	(141,450)	(259,666)	(533,219)
Asset-Backed Securities	0	(4,204)	(17,733)	(10,577)	(32,514)
Sovereign Issues	0	(60,797)	(22,755)	(52,678)	(136,230)

Total Borrowings	$(57,467)	$(685,104)	$(405,324)	$(708,261)	$(1,856,156)

Payable for reverse repurchase agreements(5)					$(1,856,156)

(l)	Securities with an aggregate market value of $2,184,737 and cash of $1,950 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(1,096,244) at a weighted average interest rate of 0.559%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(79,834) is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	129

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2021	42	$5,565	$7	$10	$0

Total Futures Contracts				$7	$10	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Rolls-Royce PLC	1.000%	Quarterly	12/20/2025	2.198%	EUR	6,200	$(642)	$266	$(376)	$0	$(9)
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	2.318		1,200	(127)	39	(88)	0	(1)

							$(769)	$305	$(464)	$0	$(10)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	5.000%	Quarterly	12/20/2025	$	35,300	$2,967	$667	$3,634	$17	$0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		151,500	13,742	1,981	15,723	81	0

						$16,709	$2,648	$19,357	$98	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	6.170%	Maturity	01/02/2023	BRL	77,400	$(14)	$(46)	$(60)	$0	$(19)
Pay	1-Year BRL-CDI	7.655	Maturity	01/02/2024		248,000	0	219	219	0	(120)
Pay	1-Year BRL-CDI	6.990	Maturity	01/04/2027		318,400	2,522	(2,549)	(27)	0	(203)
Pay	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023		$40,100	(57)	9	(48)	2	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		574,100	(9,673)	(3,107)	(12,780)	362	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		6,300	(352)	46	(306)	7	0
Receive(5)	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		76,800	0	(858)	(858)	0	(104)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		40,750	3,496	(793)	2,703	0	(108)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		122,200	21,975	(5,934)	16,041	0	(659)
Receive(5)	6-Month EUR-EURIBOR	0.000	Annual	09/15/2031	EUR	57,100	939	(102)	837	0	(110)
Pay	28-Day MXN-TIIE	4.550	Lunar	03/01/2023	MXN	151,500	18	(186)	(168)	7	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/05/2023		282,100	(10)	(319)	(329)	13	0

							$18,844	$(13,620)	$5,224	$391	$(1,323)

Total Swap Agreements							$34,784	$(10,667)	$24,117	$489	$(1,333)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$10	$489	$499	$0	$0	$(1,333)	$(1,333)

(n)	Securities with an aggregate market value of $1,135 and cash of $38,121 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

130	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2021	BRL	116,788		$23,347	$0	$(133)
	07/2021	MXN	3,717		188	2	0
	07/2021		$21,999	BRL	116,788	1,482	0
	07/2021		34	PEN	135	1	0
	08/2021	EUR	1,369		$1,630	6	0
	08/2021		$1,819	RUB	136,763	37	0
	09/2021	IDR	81,333,870		$5,643	108	0
	09/2021	PLN	29,430		7,998	278	0
	09/2021		$5,221	RUB	380,944	0	(75)
	02/2022	ZAR	78,033		$5,296	0	(2)

BPS	07/2021		$17,146	PEN	66,082	31	0
	07/2021		1,845	RUB	137,622	31	0
	08/2021		10,121	EUR	8,380	0	(175)
	08/2021		19,285	MXN	411,302	1,263	0
	09/2021	ZAR	65,242		$4,576	50	0

BRC	08/2021	EUR	7,309		8,717	42	0

CBK	07/2021	PEN	34,333		8,855	0	(74)
	07/2021		$16,604	PEN	64,823	255	0
	07/2021		3,927	RUB	302,945	202	0
	08/2021		951	PEN	3,781	35	0
	08/2021		4,089	RUB	307,295	82	0
	09/2021	PEN	74,620		$20,126	681	0
	09/2021		$1,698	PEN	6,607	24	0
	09/2021		10,362	RUB	760,339	0	(91)
	09/2021		8,132	ZAR	111,437	0	(403)
	10/2021		4,516	PEN	17,358	6	0
	11/2021	MXN	4,982		$246	0	0

MYI	07/2021	BRL	116,788		23,288	0	(193)
	07/2021		$23,347	BRL	116,788	133	0
	07/2021		32	PEN	127	1	0
	07/2021		1,341	RUB	102,721	59	0
	08/2021	EUR	171,534		$207,764	4,178	0
	08/2021		$23,214	BRL	116,788	187	0
	08/2021		5,913	EUR	4,948	0	(40)
	08/2021		5,678	GBP	4,020	0	(116)
	09/2021		271	PEN	1,076	9	0
	09/2021		45	PLN	164	0	(2)

SCX	07/2021	MXN	2,504		$121	0	(4)
	07/2021	PEN	9,902		2,488	0	(86)
	07/2021		$107	MXN	2,148	0	0
	07/2021		222	PEN	863	2	0
	08/2021	EUR	5,115		$6,243	172	0
	08/2021	GBP	2,584		3,654	79	0
	09/2021		$2,490	PEN	9,902	90	0
	09/2021		6,807	ZAR	95,047	0	(214)

SSB	08/2021	CHF	1,000		$1,108	26	0
	08/2021	EUR	2,700		3,305	100	0
	08/2021	GBP	122,445		172,105	2,707	0

UAG	07/2021	MXN	2,784		139	0	0
	07/2021		$4,304	RUB	330,038	194	0
	08/2021	EUR	9,893		$11,834	93	0

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	131

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received		Unrealized Appreciation/ (Depreciation)
					Asset	Liability
	08/2021	$8,926	EUR	7,459	$0	$(73)
	09/2021	2,199	RUB	161,310	0	(20)

Total Forward Foreign Currency Contracts					$12,646	$(1,701)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	3-Month USD-LIBOR	1.670%	Semi-Annual	08/17/2028	$307,100	$(218)	$1,218	$1,000	$0

Total Swap Agreements							$(218)	$1,218	$1,000	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$1,914	$0	$0	$1,914	$(210)	$0	$0	$(210)	$1,704	$(2,050)	$(346)
BPS	1,375	0	0	1,375	(175)	0	0	(175)	1,200	(1,280)	(80)
BRC	42	0	0	42	0	0	0	0	42	0	42
CBK	1,285	0	0	1,285	(568)	0	0	(568)	717	(1,470)	(753)
MYC	0	0	1,000	1,000	0	0	0	0	1,000	(880)	120
MYI	4,567	0	0	4,567	(351)	0	0	(351)	4,216	(3,292)	924
SCX	343	0	0	343	(304)	0	0	(304)	39	0	39
SSB	2,833	0	0	2,833	0	0	0	0	2,833	(2,610)	223
UAG	287	0	0	287	(93)	0	0	(93)	194	(530)	(336)

Total Over the Counter	$12,646	$0	$1,000	$13,646	$(1,701)	$0	$0	$(1,701)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$10	$10
Swap Agreements	0	98	0	0	391	489

	$0	$98	$0	$0	$401	$499

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,646	$0	$12,646
Swap Agreements	0	0	0	0	1,000	1,000

	$0	$0	$0	$12,646	$1,000	$13,646

	$0	$98	$0	$12,646	$1,401	$14,145

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$10	$0	$0	$1,323	$1,333

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,701	$0	$1,701

	$0	$10	$0	$1,701	$1,323	$3,034

132	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2021

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$5,746	$0	$0	$274	$6,020

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,358)	$0	$(5,358)
Swap Agreements	0	0	0	0	(14)	(14)

	$0	$0	$0	$(5,358)	$(14)	$(5,372)

	$0	$5,746	$0	$(5,358)	$260	$648

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7	$7
Swap Agreements	0	2,953	0	0	(13,619)	(10,666)

	$0	$2,953	$0	$0	$(13,612)	$(10,659)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,945	$1,218	$12,163

	$0	$2,953	$0	$10,945	$(12,394)	$1,504

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$557,283	$98,710	$655,993
Corporate Bonds & Notes
Banking & Finance	0	341,295	0	341,295
Industrials	1,400	926,836	0	928,236
Utilities	0	162,433	0	162,433
Convertible Bonds & Notes
Banking & Finance	0	32,627	1,211	33,838
Industrials	0	17,296	0	17,296
Municipal Bonds & Notes
Illinois	0	27,851	0	27,851
Puerto Rico	0	65,330	0	65,330
West Virginia	0	2,802	0	2,802
U.S. Government Agencies	0	25,753	0	25,753
Non-Agency Mortgage-Backed Securities	0	1,179,615	1,000	1,180,615
Asset-Backed Securities	0	268,924	22,057	290,981
Sovereign Issues	0	161,870	0	161,870
Preferred Securities
Banking & Finance	0	65,348	0	65,348
Industrials	0	0	12,789	12,789
Real Estate Investment Trusts
Financials	78,227	0	0	78,227
Short-Term Instruments
Repurchase Agreements	0	77,300	0	77,300

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Short-Term Notes	$0	$9,800	$0	$9,800
U.S. Treasury Bills	0	4,840	0	4,840
U.S. Treasury Cash Management Bills	0	3,249	0	3,249

Total Investments	$79,627	$3,930,452	$135,767	$4,145,846

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	499	0	499
Over the counter	0	13,646	0	13,646

	$0	$14,145	$0	$14,145

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,333)	0	(1,333)
Over the counter	0	(1,701)	0	(1,701)

	$0	$(3,034)	$0	$(3,034)

Total Financial Derivative Instruments	$0	$11,111	$0	$11,111

Totals	$79,627	$3,941,563	$135,767	$4,156,957

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	133

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)	June 30, 2021

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2021:

Category and Subcategory	Beginning Balance at 12/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$0	$98,652	$(54)	$7	$0	$105	$0	$0	$98,710	$105
Convertible Bonds & Notes
Banking & Finance	0	1,095	0	0	0	116	0	0	1,211	116
Non-Agency Mortgage-Backed Securities	0	0	0	0	0	1,000	0	0	1,000	1,000
Asset-Backed Securities	0	24,006	0	0	0	(1,949)	0	0	22,057	(1,949)
Preferred Securities
Industrials	0	13,487	0	0	0	(698)	0	0	12,789	(698)

Totals	$0	$137,240	$(54)	$7	$0	$(1,426)	$0	$0	$135,767	$(1,426)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$43,258	Proxy Pricing	Base Price	99.600-99.813	99.705
	27,067	Reference Instrument	Yield	1.674-6.289	4.940
	28,385	Third Party Vendor	Broker Quote	99.750-100.000	99.805
Convertible Bonds & Notes
Banking & Finance	1,211	Other Valuation Techniques(2)	—	—	—
Non-Agency Mortgage-Backed Securities	1,000	Other Valuation Techniques(2)	—	—	—
Asset-Backed Securities	22,057	Proxy Pricing	Base Price	33,000.000-51,500.000	39,535.500
Preferred Securities
Industrials	12,789	Comparable Companies/ Discounted Cash Flow	Book Value/Discount Rate	0.220x/20.260	—

Total	$135,767

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

134	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements	June 30, 2021

1. ORGANIZATION

PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, and PIMCO Dynamic Income Opportunities Fund (each a “Fund” and collectively the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, and PIMCO Dynamic Income Opportunities Fund were organized as Massachusetts business trusts on the dates shown in the table below. PCM Fund, Inc. and PIMCO Strategic Income Fund, Inc. were organized as Maryland corporations on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PCM Fund, Inc.	June 23,1993

PIMCO Global StocksPLUS® & Income Fund	February 16, 2005

PIMCO Income Opportunity Fund	September 12, 2007

PIMCO Strategic Income Fund, Inc.	December 9, 1993

PIMCO Dynamic Credit and Mortgage Income Fund	September 27, 2012

PIMCO Dynamic Income Fund	January 19, 2011

PIMCO Dynamic Income Opportunities Fund	December 23, 2019

PIMCO Dynamic Income Opportunities Fund is a newly organized, non-diversified, limited term, closed-end management investment company with limited operating history registered under the Act. The Fund sold 100,000,000 common shares in its initial public offering at $20.00 per share. An additional 8,298,179 shares were issued in connection with the underwriter’s over-allotment option. PIMCO (and not the Fund) agreed to pay, from its own assets, compensation to the underwriters and certain dealers in connection with the initial public offering, as well as all of the Fund’s organizational expenses and offering costs associated with the initial public offering. The Fund is not obligated to repay any such compensation, organizational expenses or offering costs paid by PIMCO.

The Fund has a limited term and intends to terminate as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, which the Fund currently expects to occur on or about January 27, 2033 (the “Dissolution Date”); provided that the Board of Trustees of the Fund (the “Board”) may, by a vote of a majority of the Board and seventy-five percent (75%) of the Continuing Trustees, as defined below (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including eighteen months after the initial

Dissolution Date, which date shall then become the Dissolution Date. Each Common Shareholder would be paid a pro rata portion of the Fund’s net assets upon termination of the Fund. The Board may, by a Board Action Vote, cause the Fund to conduct a tender offer, as of a date within twelve months preceding the Dissolution Date (as may be extended as described above), to all common shareholders to purchase 100% of the then outstanding common shares of the Fund at a price equal to the net asset value per common share on the expiration date of the tender offer. The Board has established that the Fund must have at least $200 million of net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund.

The Fund seeks current income as a primary objective and capital appreciation as a secondary objective. The Fund seeks to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, including corporate debt, mortgage-related and other asset-backed instruments, government and sovereign debt, taxable municipal bonds, and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest without limitation in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed or defaulted issuers.

Hereinafter, the terms “Trustee” or “Trustees” shall refer to a Director or Directors of applicable Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from

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Notes to Financial Statements	(Cont.)

securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the

U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PCM Fund, Inc.	Monthly	Monthly

PIMCO Global StocksPLUS® & Income Fund	Monthly	Monthly

PIMCO Income Opportunity Fund	Monthly	Monthly

PIMCO Strategic Income Fund, Inc.	Monthly	Monthly

PIMCO Dynamic Credit and Mortgage Income Fund	Monthly	Monthly

PIMCO Dynamic Income Fund	Monthly	Monthly

PIMCO Dynamic Income Opportunities Fund	Monthly	Monthly

Each Fund other than the PIMCO Global StocksPLUS® & Income Fund and PIMCO Strategic Income Fund, Inc. generally distributes each year all of its net investment income and net short-term capital gains. The PIMCO Global StocksPLUS® & Income Fund and PIMCO Strategic Income Fund, Inc. intend to distribute all or substantially all of their net investment income and net short-term capital gains over time. In addition, at least annually, each Fund generally distributes net realized long-term capital gains not previously distributed, if any.

Certain funds may invest in one or more Subsidiaries that are treated as disregarded entities for U.S. federal income tax purposes. In the case of a Subsidiary that is so treated, for U.S. federal income tax purposes, (i) the Fund is treated as owning the Subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and (iii) distributions, if any, the Fund receives from the Subsidiary will have no effect on the Fund’s U.S. federal income tax liability.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) reported by the Fund as capital gain dividends, if any, that it distributes as dividends to its shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. Each Fund may pay distributions more frequently than

136	PIMCO CLOSED-END FUNDS

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annually in varying amounts including special distributions reflecting net profits if any from a Fund’s wholly-owned subsidiary if applicable. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, a Fund must distribute dividends in respect of each calendar year to its shareholders of an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) generally for the twelve-month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund paid no U.S. federal income tax. To avoid application of the excise tax, each Fund generally intends, to the extent necessary, to make its distributions in accordance with the calendar year distribution requirement. However, each Fund reserves the right to retain a portion of its earnings and be subject to excise tax on such earnings. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

As of the end of the fiscal year, none of the Funds were in default on long-term debt or had any accumulated dividend in arrears.

A Fund may engage in investment strategies, including those that employ the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies, and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in a Fund has declined in value, which may be taxed at ordinary income rates. The tax treatment of certain derivatives in which a Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

For tax years ending before July 1, 2018, PIMCO Strategic Income Fund, Inc. (“RCS”) accounted for mortgage dollar rolls as financing transactions. On July 18, 2019, the Internal Revenue Service (“IRS”) granted RCS’ application for a change in accounting method for mortgage dollar rolls. Accordingly, for tax years ending after June 30, 2018, RCS accounts for mortgage dollar rolls as sales or exchanges. Please see “Federal Income Tax Matters” in the Notes to Financial Statements for information regarding RCS’ treatment of mortgage dollar rolls and its impact on the Fund’s distributions and related consequences. For comparability purposes, certain prior year figures reported in the Financial Highlights have been retrospectively adjusted to conform to current year presentation in the following table.

RCS Financial Highlights (as adjusted)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income from Investment Operations	Net Realized/ Unrealized Gain (Loss) from Investment Operations	Net Asset Value End of Year or Period	Net Assets End of Year or Period (000s)	Net Investment Income (Loss) Ratio to Average Net Assets	Portfolio Turnover Rate

6/30/2018	$7.77	$0.49	$(0.06)	$7.34	$315,577	6.39%	755%

6/30/2017	7.90	0.49	0.29	7.77	330,686	6.36	621

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition.

Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment

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Notes to Financial Statements	(Cont.)

income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines that a portion of a distribution may be comprised of amounts from capital gains, paid in capital, or other capital sources in accordance with its policies, accounting records, and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to that Fund or class by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading

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(normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

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Notes to Financial Statements	(Cont.)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

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(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of

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portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.
The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Current Value model is utilized for securities that are typically held at cost in the period of the initial investment, and potentially longer if the security is in an early-stage company that has made no material progress on its business plan. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Waterfall Recoverability model is based on liquidation or net asset value approaches. Typically this model would be used in distressed scenarios or when a business is worth more through the sale of individual assets than continuing as an operating business. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing model may be utilized if an income or market approach is unreliable, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims in the capital structure. Option models can also be `back-solved’ if there are recent indicative transactions for securities within the same issuer. For instance, the Black-Scholes model is a specific type of generally accepted option model, typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

An affiliate includes any company in which a Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers at June 30, 2021 (amounts in thousands†, except number of shares).

PIMCO Dynamic Credit and Mortgage Income Fund

Security Name	Market Value at 06/30/2020	Purchases at cost	Proceeds from Sale	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 06/30/2021	Dividend Income	Shares Held at 06/30/2021

Associated Materials Group, Inc.	$0	$51,434	$0	$0	$5,913	$57,347	$0	8,099,887

Sierra Hamilton Holder LLC	301	0	0	0	(298)	3	0	30,136,800

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed- delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

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Notes to Financial Statements	(Cont.)

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of

Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans (“CMBS”) reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income

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securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market

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quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at June 30, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a

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proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral)

subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A

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Notes to Financial Statements	(Cont.)

Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Global StocksPLUS® & Income Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Global StocksPLUS® & Income Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the

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U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, a Fund pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with

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Notes to Financial Statements	(Cont.)

these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

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If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation.

These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when

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Notes to Financial Statements	(Cont.)

compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Fund. In such event, a Fund will cover its obligation under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Fund. With respect to forwards, futures contracts, options and swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), a Fund (other than PIMCO Dynamic Income Fund, PIMCO Income Opportunity Fund and PIMCO Dynamic Income Opportunities Fund) is permitted to segregate or earmark liquid assets equal to a Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. For PIMCO Dynamic Income Fund, PIMCO Income Opportunity Fund and PIMCO Dynamic Income Opportunities Fund, with respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to certain other derivative instruments (including written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under certain derivatives that are required to cash settle, a Fund will have the ability to employ leverage to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

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7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of the principal risks the Funds may be subject to, please see the Principal Risks of the Funds section of this report.

	PCM Fund, Inc. (PCM)	PIMCO Global StocksPLUS® & Income Fund (PGP)	PIMCO Income Opportunity Fund (PKO)	PIMCO Strategic Income Fund, Inc. (RCS)	PIMCO Dynamic Credit and Mortgage Income Fund (PCI)	PIMCO Dynamic Income Fund (PDI)	PIMCO Dynamic Income Opportunities Fund (PDO)

Call Risk	X	X	X	X	X	X	X

Collateralized Loan Obligations Risk	X	X	X	X	X	X	X

Contingent Convertible Securities Risk	X	X	X	X	X	X	X

Counterparty Risk	X	X	X	X	X	X	X

Credit Default Swaps Risk	X	X	X	X	X	X	X

Credit Risk	X	X	X	X	X	X	X

Derivatives Risk	X	X	X	X	X	X	X

Distribution Rate Risk	X	X	X	X	X	X	X

Emerging Markets Risk	X	X	X	X	X	X	X

Equity Securities and Related Market Risk	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment Risk	X	X	X	X	X	X	X

High Yield Securities Risk	X	X	X	X	X	X	X

Inflation/Deflation Risk	X	X	X	X	X	X	X

Inflation-Indexed Security Risk	X	X	X	X	X	X	X

Interest Rate Risk	X	X	X	X	X	X	X

Issuer Risk	X	X	X	X	X	X	X

Leverage Risk	X	X	X	X	X	X	X

Liquidity Risk	X	X	X	X	X	X	X

Loans and Other Indebtedness; Loan Participations and Assignments Risk	X	X	X	—	X	X	X

Management Risk	X	X	X	X	X	X	X

Market Risk	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities Risk	X	X	X	X	X	X	X

New/Small Fund Risk	—	—	—	—	—	—	X

Other Investment Companies Risk	X	X	X	X	X	X	X

Portfolio Turnover Risk	X	X	X	X	X	X	X

Preferred Securities Risk	X	X	X	X	X	X	X

Private Placements Risk	X	X	X	X	X	X	X

Privately-Issued Mortgage-Related Securities Risk	X	X	X	X	X	X	X

Regulatory Risk	X	X	X	X	X	X	X

Reinvestment Risk	X	X	X	X	X	X	X

Repurchase Agreements Risk	X	X	X	X	X	X	X

Restricted Securities Risk	X	X	X	X	X	X	X

Segregation and Coverage Risk	X	X	X	X	X	X	X

Senior Debt Risk	X	X	X	X	X	X	X

Sovereign Debt Risk	X	X	X	X	X	X	X

Structured Investments Risk	X	X	X	X	X	X	X

Subsidiary Risk	—	—	X	—	X	X	X

Tax Risk	X	X	X	X	X	X	X

Valuation Risk	X	X	X	X	X	X	X

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons

(e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount

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Notes to Financial Statements	(Cont.)

of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Collateral Loan Obligations Risk  is the risk of investing in a trust typically collateralized by a pool of loans issued by banks, corporations or any other public or private entity or person, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate or mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans (“Collateralized Loan Obligations Risk”) or (“CLOs”). In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, which includes the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

Counterparty Risk  is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

Credit Default Swaps Risk  is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchanged-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse itself.

Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Distribution Rate Risk  is the risk that, to the extent the Fund seeks to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

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Equity Securities and Related Market Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Interest Rate Risk  is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loans and Other Indebtedness; Loan Participations and Assignments Risk  the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.

In the event of the insolvency of the lender selling a participation, there is a risk that the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

There is the risk that the Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.

To the extent the Fund acquires loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

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Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

New/Small Fund Risk  is the risk that a new or smaller fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies.

Other Investment Companies Risk  is the risk that Common Shareholders may be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely affect the Fund’s after-tax returns.

Preferred Securities Risk  is the risk that certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions which may require the Fund to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. Additionally, preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

Private Placements Risk  is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Privately-Issued Mortgage-Related Securities Risk  is the risk of non-payment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Repurchase Agreements Risk  is the risk that, if the party agreeing to repurchase a security should default, the Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities Risk  is the risk that the Fund’s investment in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act, may be relatively less liquid than registered securities traded on established securities markets.

Segregation and Coverage Risk  is the risk that certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility.

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Senior Debt Risk  is the risk that the Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Structured Investments Risk  is the risk that the Fund’s investment in structured products, including, structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

Subsidiary Risk  is the risk that, by investing in a Fund’s Subsidiary, the Fund would be exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Principal Risks of the Funds section of this report for a more comprehensive list of the principal risks the Funds may be subject to. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and

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Notes to Financial Statements	(Cont.)

may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which c ould have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or

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accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreements with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations. Pursuant to the Agreements, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate

PCM Fund, Inc.	0.900%	(1)

PIMCO Global StocksPLUS® & Income Fund	1.105%	(2)

PIMCO Income Opportunity Fund	1.055%	(1)

PIMCO Strategic Income Fund, Inc.	0.955%	(3)

PIMCO Dynamic Credit and Mortgage Income Fund	1.150%	(4)

PIMCO Dynamic Income Fund	1.150%	(4)

PIMCO Dynamic Income Opportunities Fund	1.150%	(4)

(1)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of the Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

(2)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

(3)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(4)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

(b) Fund Expenses  With respect to each Fund other than PIMCO Dynamic Income Opportunities Fund, each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board (for example, so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)));

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(iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

With respect to PIMCO Dynamic Income Opportunities Fund, the Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and, incident to, shareholder meetings and proxy solicitations involving contested elections of trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act, and the rules and regulations thereunder, and the initial registration of its Shares under the Securities Act of 1933, as amended, and with respect to Share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, expenses associated with tender offers and other repurchases and redemptions, and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the operation of a managed distribution plan; and (xiii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

160	PIMCO CLOSED-END FUNDS

June 30, 2021

Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”), also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Emerging Markets Income Fund, PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the ”PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO Managed Funds”). In addition, during the reporting period, each of the Independent Trustees (other than Mr. Kittredge and Ms. Vandecruze) also served as a trustee of certain funds, for which Allianz Global Investors U.S. LLC (“AllianzGI”), an affiliate of PIMCO, served as investment manager. Effective February 1, 2021 (and February 26, 2021 with respect to Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund), Virtus Investment Advisers, Inc. became the primary investment adviser to all of those funds (the “Former Allianz-Managed Funds”), and therefore they are no longer included within the same fund complex as the PIMCO-Managed Funds. AllianzGI has been appointed to serve as sub-adviser to most of the remaining Former Allianz-Managed Funds.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2021, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PCM Fund, Inc.	$550	$7,684

PIMCO Global StocksPLUS® & Income Fund	1,319	6,968

PIMCO Income Opportunity Fund	9,566	63,057

PIMCO Strategic Income Fund, Inc.	16,147	11,039

PIMCO Dynamic Credit and Mortgage Income Fund	93,725	152,654

PIMCO Dynamic Income Fund	26,591	138,328

PIMCO Dynamic Income Opportunities Fund	72,819	137,731

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the organizational documents of PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund and PIMCO Dynamic Income Opportunities Fund, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Under the organizational documents of PCM Fund, Inc., and PIMCO Strategic Income Fund, Inc., each Director and officer is indemnified to the fullest extent permitted by Maryland law and the Act. For PCM Fund, Inc., employees and agents of the Fund are indemnified to the maximum extent permitted by Maryland Law and the Act. For PIMCO Strategic Income Fund, Inc., employees and agents of the Fund may be indemnified to the extent determined by the Board and subject to the limitations of the Act. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	|	JUNE 30, 2021	161

Notes to Financial Statements	(Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PCM Fund, Inc.	$174,301	$180,688	$83,495	$62,419

PIMCO Global StocksPLUS® & Income Fund	775,916	778,065	103,287	50,617

PIMCO Income Opportunity Fund	158,285	161,379	479,420	270,848

PIMCO Strategic Income Fund, Inc.	5,968,836	6,119,531	229,748	104,530

PIMCO Dynamic Credit and Mortgage Income Fund	674,263	685,674	2,251,323	1,521,173

PIMCO Dynamic Income Fund	189,785	167,991	1,592,206	878,450

PIMCO Dynamic Income Opportunities Fund	667,410	608,852	4,604,412	698,514

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

PCM Fund, Inc. has the authority to issue 300 million shares of $0.001 par value common stock. PIMCO Strategic Income Fund, Inc. has the authority to issue 500 million shares of $0.00001 par value common stock. Each of PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund (“PKO”), PIMCO Dynamic Credit and Mortgage Income Fund (“PCI”), PIMCO Dynamic Income Fund (“PDI”) and PIMCO Dynamic Income Opportunities Fund (“PDO”) has been authorized to issue an unlimited number of Common Shares at a par value of $0.00001 per share (each of the foregoing Fund’s shares as the context requires, “Common Shares”).

In January 2021, PDO conducted an initial public offering of 100,000,000 Common Shares representing proceeds to PDO of $2,000,000,000. Total proceeds were $2,166,063,580 after the underwriters of such offering exercised their over-allotment option for a total of 8,298,179 shares. PIMCO, and not the Fund, paid all offering and underwriting expenses in connection with the offering.

As of the end of the reporting period, each of PCI, PDI, and PKO had an effective registration statement on file with the SEC authorizing the

Fund to issue shares through the “shelf” registration process pursuant to Rule 415 under the Securities Act (each, a “Shelf Registration Statement”). Pursuant to such Shelf Registration Statements, PCI, PDI, and PKO may offer and sell Common Shares having an aggregate offering value of up to $1,000,000,000, $600,000,000 and $250,000,000 respectively. Each Fund may have had one or more prior Shelf Registration Statements in effect during this and/or previous fiscal periods authorizing the sale of additional Common Shares.

Each of PCI, PDI, and PKO have entered into a sales agreement (a “Sales Agreement”) with JonesTrading Institutional Services LLC (“JonesTrading”), pursuant to which each Fund may offer and sell its Common Shares offered by an applicable prospectus supplement through JonesTrading as its agent in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. Each Fund will pay JonesTrading compensation of up to 1.00% of the gross proceeds with respect to sales of the Common Shares actually effected by JonesTrading under the Sales Agreement.

The aggregate dollar amount of Common Shares registered under each Fund’s Shelf Registration Statement as of the end of the periods described below, as well as the number of Common Shares sold and the total amount of offering proceeds (net of offering costs, if any) received by each Fund under one or more Shelf Registration Statements during the Fund’s most recent and prior fiscal periods were as follows:

	PDI		PKO		PCI

	Year Ended 06/30/2021	Year Ended 06/30/2020	Year Ended 06/30/2021	Year Ended 06/30/2020	Year Ended 06/30/2021	Year Ended 06/30/2020

Common Shares registered (aggregate $)	$600,000,000	$560,000,000	$250,000,000	$200,000,000	$1,000,000,000	$1,000,000,000

Common Shares sold	8,847,510	3,383,320	1,786,772	2,364,424	5,615,654	5,769,137

Offering proceeds (net of offering costs)	$226,915,535	$98,058,768	$43,473,908	$61,963,230	$118,102,656	$128,700,454

A Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

162	PIMCO CLOSED-END FUNDS

June 30, 2021

14. BASIS FOR CONSOLIDATION

PCILS I LLC, PDILS I LLC, PDOLS I LLC, CLM 4365 LLC and RLM 4365 LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), each a Delaware LLC exempted company, were formed as wholly owned subsidiaries acting as investment vehicles for PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund and PIMCO Dynamic Income Opportunities Fund (for purposes of this section, each a “Fund” and, collectively, the “Funds”), as applicable, in order to effect certain investments consistent with each Fund’s objectives and policies in effect from time to time. PIMCO Dynamic Income Credit and Mortgage Fund’s, PIMCO Dynamic Income Fund’s and PIMCO Dynamic Income Opportunities Fund’s investment portfolios have been consolidated and include the portfolio holdings of each Fund’s respective Subsidiary. Accordingly, the consolidated financial statements for each Fund include the accounts of each Fund’s respective subsidiary. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Funds. See the table below for details regarding the structure, incorporation and relationship as of period end of the Subsidiaries.

Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets

PCILS I LLC	03/07/2013	1.0%

PDILS I LLC	03/12/2013	0.3%

PDOLS I LLC	01/15/2021	0.0%

CLM 4365 LLC	01/15/2021	0.0%

RLM 4365 LLC	01/15/2021	0.0%

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PCM Fund, Inc.	$899	$0	$11,652	$(934)	$(12,235)	$0	$0	$(618)

PIMCO Global StocksPLUS® & Income Fund	1,645	0	7,836	(765)	(26,665)	0	0	(17,949)

PIMCO Income Opportunity Fund	0	0	48,710	(3,981)	(27,816)	0	(4,917)	11,996

PIMCO Strategic Income Fund, Inc.	0	0	18,261	(2,264)	(57,053)	0	(6,616)	(47,672)

PIMCO Dynamic Credit and Mortgage Income Fund	0	0	189,135	(26,403)	(511,795)	0	(65,353)	(414,416)

PIMCO Dynamic Income Fund	0	0	151,009	(15,509)	(112,852)	0	(26,470)	(3,822)

PIMCO Dynamic Income Opportunities Fund	33,927	862	32,336	(12,864)	0	0	0	54,261

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, partnership adjustments, passive foreign investment companies (PFICs), hyperinflationary adjustments, straddle loss deferrals, defaulted securities, Real Estate Investment Trusts (REITs) and Grantor Trust Adjustments.

ANNUAL REPORT	|	JUNE 30, 2021	163

Notes to Financial Statements	(Cont.)

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through June 30, 2021 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through June 30, 2021 and Ordinary losses realized during the period January 1, 2021 through June 30, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of June 30, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PCM Fund, Inc.	$1,040	$11,195

PIMCO Global StocksPLUS® & Income Fund	26,665	0

PIMCO Income Opportunity Fund	5,924	21,892

PIMCO Strategic Income Fund, Inc.	5,905	51,148

PIMCO Dynamic Credit and Mortgage Income Fund	204,002	307,793

PIMCO Dynamic Income Fund	78,217	34,635

PIMCO Dynamic Income Opportunities Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PCM Fund, Inc.	$183,756	$27,509	$(15,856)	$11,653

PIMCO Global StocksPLUS® & Income Fund	206,403	29,085	(21,163)	7,922

PIMCO Income Opportunity Fund	848,808	91,512	(43,331)	48,181

PIMCO Strategic Income Fund, Inc.	722,393	53,858	(35,354)	18,504

PIMCO Dynamic Credit and Mortgage Income Fund	5,379,278	604,526	(418,137)	186,389

PIMCO Dynamic Income Fund	2,941,309	353,122	(202,063)	151,059

PIMCO Dynamic Income Opportunities Fund	4,149,621	77,612	(45,318)	32,294

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, passive foreign investment companies (PFICs), defaulted securities, Real Estate Investment Trusts (REITs), Grantor Trust Adjustments, hyperinflationary adjustments, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals and partnership adjustments.

For tax years ending before July 1, 2018, RCS accounted for mortgage dollar rolls as financing transactions, such that the Fund treated the difference between the selling price and future purchase price on a mortgage dollar roll as interest income for U.S. federal income tax purposes. On July 18, 2019, the Internal Revenue Service (“IRS”) granted RCS’ application for a change in accounting method for mortgage dollar rolls. Accordingly, for tax years ending after June 30, 2018, RCS accounts for mortgage dollar rolls as sales or exchanges for U.S. federal income tax purposes.

The Fund’s treatment of mortgage dollar rolls for U.S. federal income tax purposes determines the character and source of the Fund’s distributions relating to income earned thereon. Treatment of mortgage dollar rolls as financing transactions may increase the amount of distributions received by Fund shareholders, or may increase the portion thereof that is taxed as ordinary income, and cause shareholders to be taxed on distributions that effectively represent a return of the shareholder’s investment therein. As a result of the change in accounting method granted by the IRS, for tax years ending after June 30, 2018, the Fund expects that any gain or loss it recognizes on mortgage dollar rolls will generally be treated as short-term capital gain or loss, as applicable. Any such short-term capital gains for a taxable year will be offset by the Fund’s capital losses for such year, and any available capital loss carryforwards. The application of sale or exchange treatment to mortgage dollar rolls may therefore increase the portion of the Fund’s distributions to shareholders that are treated as returns of capital for U.S. federal income tax purposes, or lead the Fund to decrease its distributions to reduce or avoid returns of capital.

The U.S. federal income tax rules governing the treatment of mortgage dollar roll transactions are complex, and the proper treatment of such

164	PIMCO CLOSED-END FUNDS

June 30, 2021

transactions is uncertain. If the IRS were to challenge or recharacterize RCS’s treatment of mortgage dollar rolls successfully, it would affect the amount, timing and character of distributions received by the Fund’s shareholders. A taxpayer requesting a voluntary accounting method change generally receives audit protection for all taxable years prior to the year of change with respect to the item that is being changed. Because the IRS has approved the Fund’s requested change in accounting method for mortgage dollar rolls, the IRS will not, subject to certain exceptions that the Fund does not expect to apply, challenge or recharacterize the Fund’s treatment of mortgage dollar rolls as financing transactions for taxable years ending before July 1, 2018.

For the fiscal years ended June 30, 2021 and June 30, 2020, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2021			June 30, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PCM Fund, Inc.	$11,184	$0	$0	$11,065	$0	$84

PIMCO Global StocksPLUS® & Income Fund	9,146	0	0	9,331	0	2,722

PIMCO Income Opportunity Fund	39,349	0	6,691	41,536	2,062	0

PIMCO Strategic Income Fund, Inc.	18,313	0	8,736	21,580	0	10,058

PIMCO Dynamic Credit and Mortgage Income Fund	270,819	0	38,759	334,731	0	20,510

PIMCO Dynamic Income Fund	167,415	0	8,919	177,934	0	0

PIMCO Dynamic Income Opportunities Fund	51,375	0	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

17. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 1, 2021, the following distributions were declared to common shareholders payable August 2, 2021 to shareholders of record on July 12, 2021:

PCM Fund, Inc.	$0.080000 per common share

PIMCO Global StocksPLUS® & Income Fund	$0.069000 per common share

PIMCO Income Opportunity Fund	$0.190000 per common share

PIMCO Strategic Income Fund, Inc.	$0.051000 per common share

PIMCO Dynamic Credit and Mortgage Income Fund	$0.174000 per common share

PIMCO Dynamic Income Fund	$0.220500 per common share

PIMCO Dynamic Income Opportunities Fund	$0.118400 per common share

On August 2, 2021, the following distributions were declared to common shareholders payable September 1, 2021 to shareholders of record on August 12, 2021:

PCM Fund, Inc.	$0.080000 per common share

PIMCO Global StocksPLUS® & Income Fund	$0.069000 per common share

PIMCO Income Opportunity Fund	$0.190000 per common share

PIMCO Strategic Income Fund, Inc.	$0.051000 per common share

PIMCO Dynamic Credit and Mortgage Income Fund	$0.174000 per common share

PIMCO Dynamic Income Fund	$0.220500 per common share

PIMCO Dynamic Income Opportunities Fund	$0.118400 per common share

On April 29, 2021, the Board of each of PDI, PCI and PKO approved, subject to certain conditions and shareholder approvals, the reorganizations of PKO and PCI (together, the “Target Funds”) with and into PDI (the “Reorganizations”). At a Joint Special Meeting of Shareholders of PKO and PDI, held on August 6, 2021, shareholders of PDI approved the issuance of additional common shares of beneficial interest of the Fund (the “Merger Shares”) to be issued in connection with the Reorganizations. In addition, shareholders of PKO approved the Agreement and Plan of Reorganization pursuant to which PKO will be reorganized with and into PDI. No action was needed from shareholders of PCI.

The Reorganizations are currently expected to be completed in the fourth quarter of 2021, subject to PIMCO’s market outlook, operational considerations and customary closing conditions. Upon consummation of the Reorganizations, the assets and liabilities of the Target Funds will be transferred to PDI in exchange for Merger Shares (and cash in lieu of fractional Merger Shares, if any), based on the PDI’s and each Target Fund’s respective net asset value per share at the time of the Reorganization. Each Reorganization is expected to be a tax-free event for federal income tax purposes. Following the Reorganizations, PDI will continue to be managed in accordance with its existing investment objectives and strategies and the Target Funds will terminate and cease to exist as separate entities.

ANNUAL REPORT	|	JUNE 30, 2021	165

Notes to Financial Statements	(Cont.)	June 30, 2021

The Board of PDI has also approved a conditional reduction in the annual management fee rate paid by PDI to PIMCO, from 1.15% to 1.10% of PDI’s average daily total managed assets (the “PDI Fee Reduction”) effective only if and when PCI is reorganized into PDI. Taking into account the PDI Fee Reduction, based on data as of December 31, 2020, the total annual expense ratio for the combined fund, as a percentage of net assets, is expected to be 0.02% (two basis points) lower than PDI’s current total annual expense ratio following the Reorganizations. The total annual expense ratio for the combined fund, as a percentage of net assets, is expected to be 0.11% (11 basis points) higher than PKO’s current total annual expense ratio, based on data as of December 31, 2020, and the combined fund’s contractual management fee rate is expected be 0.045% (4.5 basis points) higher than PKO’s contractual management fee rate. However, PIMCO has agreed to a 75% management fee waiver for PKO that will remain in effect for two months from August 6, 2021.

There were no other subsequent events identified that require recognition or disclosure.

166	PIMCO CLOSED-END FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees/Directors and Shareholders of PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund and PIMCO Dynamic Income Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations, of cash flows, and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of each of their operations and each of their cash flows, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PCM Fund, Inc. (1)

PIMCO Global StocksPLUS® & Income Fund (1)

PIMCO Income Opportunity Fund (1)

PIMCO Strategic Income Fund, Inc. (1)

PIMCO Dynamic Credit and Mortgage Income Fund (1)

PIMCO Dynamic Income Fund (1)

PIMCO Dynamic Income Opportunities Fund (2)

(1) Statement of operations and statement of cash flows for the year ended June 30, 2021, statement of changes in net assets for the years ended June 30, 2021 and 2020 and the financial highlights for the years ended June 30, 2021, 2020, 2019, 2018 and 2017

(2) Statement of operations, statement of cash flows, statement of changes in net assets and the financial highlights for the period January 29, 2021 (inception date) through June 30, 2021

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 26, 2021

We have served as the auditor of one or more investment companies in PIMCO Taxable Closed-End Funds since 1995.

ANNUAL REPORT	|	JUNE 30, 2021	167

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BMO	BMO Capital Markets Corporation	DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services LLC

BNY	Bank of New York Mellon	DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	MZF	Mizuho Securities USA LLC

BOM	Bank of Montreal	FBF	Credit Suisse International	NOM	Nomura Securities International Inc.

BOS	BofA Securities, Inc.	FOB	Credit Suisse Securities (USA) LLC	RCE	Royal Bank of Canada Europe Limited

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC

BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co. LLC	RTA	RBC (Barbados) Trading Bank Corp.

BSH	Banco Santander S.A. - New York Branch	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BYR	The Bank of Nova Scotia - Toronto	HUS	HSBC Bank USA N.A.	SBI	Citigroup Global Markets Ltd.

CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London

CDC	Natixis Securities Americas LLC	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris

CEW	Canadian Imperial Bank of Commerce	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

CIB	Canadian Imperial Bank of Commerce	JPS	J.P. Morgan Securities LLC	TDM	TD Securities (USA) LLC

CIW	CIBC World Markets Corp.	MBC	HSBC Bank Plc	TOR	The Toronto-Dominion Bank

CSG	Credit Suisse AG Cayman	MEI	Merrill Lynch International	UAG	UBS AG Stamford

DBL	Deutsche Bank AG London	MSB	Morgan Stanley Bank, N.A	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	CZK	Czech Koruna	MXN	Mexican Peso

AUD	Australian Dollar	DOP	Dominican Peso	NOK	Norwegian Krone

BRL	Brazilian Real	EUR	Euro	PEN	Peruvian New Sol

CAD	Canadian Dollar	GBP	British Pound	PLN	Polish Zloty

CHF	Swiss Franc	HUF	Hungarian Forint	RUB	Russian Ruble

CLP	Chilean Peso	IDR	Indonesian Rupiah	TRY	Turkish New Lira

CNH	Chinese Renminbi (Offshore)	INR	Indian Rupee	USD	United States Dollar

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	ZAR	South African Rand

COP	Colombian Peso

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	EUR003M	3 Month EUR Swap Rate	S&P 500	Standard & Poor’s 500 Index

BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate

BP0003M	3 Month GBP-LIBOR	NDDUEAFE	MSCI EAFE Index	US0003M	ICE 3-Month USD LIBOR

CDX.HY	Credit Derivatives Index - High Yield	PRIME	Daily US Prime Rate	WIBOR03M	3 Month Warsaw Inter Bank Offering Rate

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	PRIBOR	Prague Interbank Offered Rate

ALT	Alternate Loan Trust	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	RMBS	Residential Mortgage-Backed Security

BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

CBO	Collateralized Bond Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding

CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind	WIBOR	Warsaw Interbank Offered Rate

168	PIMCO CLOSED-END FUNDS

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PCM Fund, Inc.	0.00%	1.34%	$11,184	$0

PIMCO Global StocksPLUS® & Income Fund	0.00%	0.00%	9,146	0

PIMCO Income Opportunity Fund	0.00%	1.11%	36,799	0

PIMCO Strategic Income Fund, Inc.	0.00%	1.01%	18,313	0

PIMCO Dynamic Credit and Mortgage Income Fund	0.00%	1.94%	192,796	0

PIMCO Dynamic Income Fund	0.00%	1.39%	140,846	0

PIMCO Dynamic Income Opportunities Fund	0.00%	0.00%	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %

PCM Fund, Inc.	0%

PIMCO Global StocksPLUS® & Income Fund	0%

PIMCO Income Opportunity Fund	0%

PIMCO Strategic Income Fund, Inc.	0%

PIMCO Dynamic Credit and Mortgage Income Fund	0%

PIMCO Dynamic Income Fund	0%

PIMCO Dynamic Income Opportunities Fund	0%

ANNUAL REPORT	|	JUNE 30, 2021	169

Federal Income Tax Information	(Cont.)	(Unaudited)

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the fund as Section 199A dividends. The Section 199A percentage of ordinary dividends are as follows:

199A Dividends %

PCM Fund, Inc.	51%

PIMCO Global StocksPLUS® & Income Fund	10%

PIMCO Income Opportunity Fund	50%

PIMCO Strategic Income Fund, Inc.	18%

PIMCO Dynamic Credit and Mortgage Income Fund	6%

PIMCO Dynamic Income Fund	27%

PIMCO Dynamic Income Opportunities Fund	42%

170	PIMCO CLOSED-END FUNDS

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PCM Fund, Inc.	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2021	$0.0800	$0.0000	$0.0000	$0.0800

February 2021	$0.0800	$0.0000	$0.0000	$0.0800

March 2021	$0.0800	$0.0000	$0.0000	$0.0800

April 2021	$0.0800	$0.0000	$0.0000	$0.0800

May 2021	$0.0800	$0.0000	$0.0000	$0.0800

June 2021	$0.0800	$0.0000	$0.0000	$0.0800

PIMCO Global StocksPLUS® & Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2021	$0.0690	$0.0000	$0.0000	$0.0690

February 2021	$0.0690	$0.0000	$0.0000	$0.0690

March 2021	$0.0690	$0.0000	$0.0000	$0.0690

April 2021	$0.0690	$0.0000	$0.0000	$0.0690

May 2021	$0.0690	$0.0000	$0.0000	$0.0690

June 2021	$0.0690	$0.0000	$0.0000	$0.0690

PIMCO Income Opportunity Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2021	$0.1900	$0.0000	$0.0000	$0.1900

February 2021	$0.1532	$0.0000	$0.0368	$0.1900

March 2021	$0.1816	$0.0000	$0.0084	$0.1900

April 2021	$0.1710	$0.0000	$0.0190	$0.1900

May 2021	$0.1900	$0.0000	$0.0000	$0.1900

June 2021	$0.1900	$0.0000	$0.0000	$0.1900

PIMCO Strategic Income Fund, Inc.	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2021	$0.0510	$0.0000	$0.0000	$0.0510

February 2021	$0.0502	$0.0000	$0.0008	$0.0510

March 2021	$0.0510	$0.0000	$0.0000	$0.0510

April 2021	$0.0488	$0.0000	$0.0022	$0.0510

May 2021	$0.0383	$0.0000	$0.0127	$0.0510

June 2021	$0.0243	$0.0000	$0.0267	$0.0510

PIMCO Dynamic Credit and Mortgage Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2021	$0.1740	$0.0000	$0.0000	$0.1740

February 2021	$0.1536	$0.0000	$0.0204	$0.1740

March 2021	$0.1697	$0.0000	$0.0043	$0.1740

April 2021	$0.1740	$0.0000	$0.0000	$0.1740

May 2021	$0.1740	$0.0000	$0.0000	$0.1740

June 2021	$0.1740	$0.0000	$0.0000	$0.1740

ANNUAL REPORT	|	JUNE 30, 2021	171

Distribution Information	(Cont.)	(Unaudited)

PIMCO Dynamic Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2021	$0.2205	$0.0000	$0.0000	$0.2205

February 2021	$0.2205	$0.0000	$0.0000	$0.2205

March 2021	$0.2205	$0.0000	$0.0000	$0.2205

April 2021	$0.2205	$0.0000	$0.0000	$0.2205

May 2021	$0.2205	$0.0000	$0.0000	$0.2205

June 2021	$0.2205	$0.0000	$0.0000	$0.2205

PIMCO Dynamic Income Opportunities Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1184	$0.0000	$0.0000	$0.1184

April 2021	$0.1184	$0.0000	$0.0000	$0.1184

May 2021	$0.1184	$0.0000	$0.0000	$0.1184

June 2021	$0.1184	$0.0000	$0.0000	$0.1184

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

172	PIMCO CLOSED-END FUNDS

Shareholder Meeting Results	(Unaudited)

PIMCO Income Opportunity Fund, PCM Fund, Inc. and PIMCO Dynamic Credit and Mortgage Income Fund held their annual meetings of shareholders on April 26, 2021. Shareholders voted as indicated below:

PIMCO Income Opportunity Fund

Common shareholders voted as indicated below:

	Affirmative	Withheld Authority

Election of Hans W. Kertess — Class I to serve until the annual meeting held during the 2024 fiscal year	14,387,680	707,384

Election of Joseph B. Kittredge, Jr. — Class I to serve until the annual meeting held during the 2024 fiscal year	14,809,191	285,873

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Deborah A. DeCotis and Sarah E. Cogan and Messrs. David N. Fisher, John C. Maney, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

PCM Fund, Inc.

Common shareholders voted as indicated below:

	Affirmative	Withheld Authority

Election of Deborah A. DeCotis — Class III to serve until the annual meeting held during the 2024 fiscal year	8,128,958	295,822

Election of Joseph B. Kittredge, Jr. — Class III to serve until the annual meeting held during the 2024 fiscal year	8,129,295	295,485

Election of Alan Rappaport — Class III to serve until the annual meeting held during the 2024 fiscal year	8,130,712	294,068

The other members of the Board of Directors at the time of the meeting, namely, Ms. Sarah E. Cogan and Messrs. David N. Fisher, Hans W. Kertess, John C. Maney and William B. Ogden, IV continued to serve as Trustees of the Fund.

PIMCO Dynamic Credit and Mortgage Income Fund

Common shareholders voted as indicated below:

	Affirmative	Withheld Authority

Election of David N. Fisher† — Class II to serve until the annual meeting held during the 2024 fiscal year	112,550,959	2,113,015

Election of Joseph B. Kittredge, Jr. — Class II to serve until the annual meeting held during the 2024 fiscal year	112,901,920	1,762,054

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Deborah A. DeCotis and Sarah E. Cogan and Messrs. Hans W. Kertess, John C. Maney, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO Strategic Income Fund, Inc., PIMCO Global StocksPLUS & Income Fund and PIMCO Dynamic Income Fund held their annual meetings of shareholders on June 28, 2021.

PIMCO Strategic Income Fund, Inc.

Common shareholders voted as indicated below:

	Affirmative	Withheld Authority

Election of Deborah A. DeCotis — Class III to serve until the annual meeting held during the 2024 fiscal year	29,128,337	1,036,574

Election of David N. Fisher† — Class III to serve until the annual meeting held during the 2024 fiscal year	29,236,089	928,823

Election of Alan Rappaport — Class III to serve until the annual meeting held during the 2024 fiscal year	29,236,061	928,850

The other members of the Board of Directors at the time of the meeting, namely, Ms. Sarah E. Cogan and Messrs. Hans W. Kertess, Joseph B. Kittredge, Jr., John C. Maney and William B. Ogden, IV continued to serve as Directors of the Fund.

ANNUAL REPORT	|	JUNE 30, 2021	173

Shareholder Meeting Results	(Cont.)	(Unaudited)

PIMCO Global StocksPLUS & Income Fund

Common shareholders voted as indicated below:

	Affirmative	Withheld Authority

Election of David N. Fisher† — Class I to serve until the annual meeting held during the 2024 fiscal year	7,171,707	451,110

Election of Hans W. Kertess — Class I to serve until the annual meeting held during the 2024 fiscal year	7,163,151	459,666

Election of William B. Ogden IV — Class I to serve until the annual meeting held during the 2024 fiscal year	7,160,549	462,268

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Deborah A. DeCotis and Sarah E. Cogan and Messrs. Joseph B. Kittredge, Jr., John C. Maney and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO Dynamic Income Fund

Common shareholders voted as indicated below:

	Affirmative	Withheld Authority

Election of Deborah A. DeCotis — Class III to serve until the annual meeting held during the 2024 fiscal year	47,166,391	1,464,885

Election of Sarah E. Cogan — Class III to serve until the annual meeting held during the 2024 fiscal year	47,317,298	1,313,978

Election of Hans W. Kertess — Class III to serve until the annual meeting held during the 2024 fiscal year	47,333,510	1,297,766

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. David N. Fisher, Joseph B. Kittredge, Jr., John C. Maney, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

174	PIMCO CLOSED-END FUNDS

Changes to Boards of Trustees	(Unaudited)

Effective June 29, 2021, the Board of Trustees appointed Ms. E. Grace Vandecruze as a Class I Trustee of PIMCO Income Opportunity Fund, and a Class II Trustee of PIMCO Global StocksPLUS® & Income Fund, PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund.

Effective June 29, 2021, the Board of Directors appointed Ms. E. Grace Vandecruze as a Class I Director of PCM Fund, Inc and a Class II Director of PIMCO Strategic Income Fund, Inc.

Effective December 31, 2020, James A. Jacobson resigned from his position as Trustee of each Fund.

ANNUAL REPORT	|	JUNE 30, 2021	175

Dividend Reinvestment Plan

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.astfinancial.com, by calling (844) 33-PIMCO, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of a Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your

176	PIMCO CLOSED-END FUNDS

(Unaudited)

name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO; www.astfinancial.com.

ANNUAL REPORT	|	JUNE 30, 2021	177

Additional Information Regarding the Funds

CHANGES OCCURRING DURING THE REPORTING PERIOD

The following information in this annual report is a summary of certain changes during the period since the Funds’ last annual reports to shareholders were filed. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

1.	Each Fund may invest in risk retention instruments. Related disclosure has been added to each Fund’s principal investment strategies and principal risks. Please see below for further details:

With respect to investments in the lowest, first-loss tranch(es) of a commercial mortgage-backed securities (“CMBS”) or other eligible securitizations, the Fund may invest in risk retention tranches (“risk retention tranches”), which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act (the “U.S. Risk Retention Rules”). In the case of CMBS transactions, for example, the U.S. Risk Retention Rules permit all or a portion of the retained credit risk associated with certain securitizations (i.e., retained risk) to be held by an unaffiliated “third party purchaser,” such as the Fund, if, among other requirements, the third-party purchaser holds its retained interest, unhedged, for at least five year following the closing of the CMBS transaction, after which it is entitled to transfer its interest in the securitization to another person that meets the requirements for a third-party purchaser. Even after the required holding period has expired, due to the generally illiquid nature of such investments, no assurance can be given as to what, if any, exit strategies will ultimately be available for any given position.

In addition, there is limited guidance on the application of the Final U.S. Risk Retention Rules to specific securitization structures. There can be no assurance that the applicable federal agencies charged with the implementation of the Final U.S. Risk Retention Rules (the FDIC, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the Final U.S. Risk Retention Rules will not change.

Furthermore, in situations where the Fund invests in risk retention tranches of securitizations structured by third parties, the Fund may be required to execute one or more letters or other agreements, the exact form and nature of which will vary (each, a “Risk Retention Agreement”) under which it will make certain undertakings designed to ensure such securitization complies with the Final U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach.

2.

The PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund may originate loans. Related disclosure has been added to each such Fund’s principal investment strategies and principal risks. Please see below for further details:

The Fund may seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Fund may invest in and/or originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) and emerging market entities and individuals. The Fund will retain all fees received in connection with originating or structuring the terms of any such loan.

When originating loans, the Fund is not restricted by any particular borrower credit criteria. Accordingly, certain loans originated by the Fund may be subprime in quality, or may become subprime in quality. Such borrowers may have credit ratings that are determined by one or more nationally recognized statistical rating organizations (“NRSROs”) or PIMCO to be below investment grade. The loans the Fund originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund’s origination of loans may also be limited by the Fund’s intention to qualify as a regulated investment company.

Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with the Fund. The terms of the direct loans, including the duration of the loan, are negotiated with borrowers in private transactions and the Fund is not limited in the size of loans it may originate, including with respect to a single borrower, other than pursuant to any applicable law. A direct loan may be secured or unsecured.

In determining whether to make a direct loan, the Fund will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.

178	PIMCO CLOSED-END FUNDS

(Unaudited)

When engaging in direct lending, the Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will often compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on and/or less advantageous terms of such loans, which could reduce Fund performance.

As part of its lending activities, the Fund may originate loans (including subprime loans) to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings or that are rated “below investment grade” by an NRSRO. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Fund funds, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan.

Various state licensing requirements could apply to the Fund with respect to the origination, acquisition, holding, servicing, foreclosure and/or disposition of, loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund or PIMCO operates or has offices. In states in which it is licensed, the Fund or PIMCO will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Fund’s or PIMCO’s ability to take certain actions to protect the value of its holdings in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Fund’s or PIMCO’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which the Fund invests that hold similar assets, as well as any origination company or servicer in which the Fund owns an interest. Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

In addition to laws governing the activities of lenders and servicers, certain states may require, or may in the future require, purchasers or holders of certain loans, including residential mortgage loans and unsecured consumer loans, to be licensed or registered in order to purchase, hold or foreclose such loans, or, in certain states, to collect a rate of interest above a specified rate. To the extent required or determined to be necessary or advisable by the Fund, the Fund will take appropriate steps intended to address any applicable state licensing requirements, which may include acquiring and holding such loans through structures designed to preempt state licensing laws, in order to pursue its objectives and strategies. To the extent the Fund (or its direct or indirect fully-owned Subsidiary) obtains licenses or is required to comply with related regulatory requirements, the Fund could be subject to increased costs and regulatory oversight by governmental authorities, which may have an adverse effect on its results or operations.

3.	The following principal risk disclosure has been added with respect to PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund:

Foreign Loan Origination Risk

PCI and PDI may originate loans to foreign entities and individuals, including foreign (non-U.S.) entities and individuals. Such loans may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals. The foreign lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as the Fund. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to difference in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. The Fund’s loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.

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Additional Information Regarding the Funds	(Cont.)	(Unaudited)

The Fund’s exposure to loans to foreign entities and individuals may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. In addition, fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Fund’s exposure to loans to foreign entities and individuals. The Fund is unlikely to be able to pass through to its shareholders foreign income tax credits in respect of any foreign income taxes it pays.

Loan Origination Risk

PCI and PDI may seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) and emerging market entities and individuals. Such borrowers may have credit ratings that are determined by one or more NRSROs or PIMCO to be below investment grade. The Fund may subsequently offer such investments for sale to third parties; provided, that there is no assurance that the Fund will complete the sale of such an investment. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments being over-concentrated in certain borrowers. The Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and Common Shareholders.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund engages in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

4.

Disclosure with respect to PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund has been updated to clarify the ability of the each such Fund to invest in “covenant-lite” obligations, and “Covenant-Lite” Obligations Risk has been added as a principal risk of each such Fund.

5.	The following principal risk disclosure has been added with respect to the Funds:

Special Purpose Acquisition Companies (“SPACs”) Risk  The Fund may invest in stock, warrants, debt and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in US government securities, money market securities or holds cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

The Funds do not believe that there are any material unresolved written comments, received 180 days or more before June 30, 2021 from the Staff of the SEC regarding any of the Funds’ periodic or current reports under the Securities Exchange Act or the Investment Company Act, or their registration statements.

Portfolio Transactions

The aggregate amounts of brokerage commissions paid by the Funds during the fiscal year ended June 30, 2021 were as follows (amounts in thousands†):

Fund Name	Total Commissions Paid	Commissions Paid to Affiliated Brokers

PIMCO Income Opportunity Fund	$2	$0

PIMCO Dynamic Credit and Mortgage Income Fund	17	0

PIMCO Dynamic Income Fund	10	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

180	PIMCO CLOSED-END FUNDS

Principal Investment Strategies	(Unaudited)

The term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, a Fund may invest indirectly by investing in derivatives or through its wholly-owned and/or controlled subsidiaries (“Subsidiaries”), if applicable. The allocation of a Fund’s assets to a Subsidiary, if applicable, will vary over time and will likely not include all of the different types of investments described herein at any given time.

PCM Fund, Inc.

The Fund seeks to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, bank loans, convertible securities and stressed debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed and defaulted issuers. The Fund cannot assure you that it will achieve its investment objectives, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Dynamic Allocation Strategy.  On behalf of the Fund, the Fund’s investment manager, Pacific Investment Management Company LLC (“PIMCO” or the “Investment Manager”), employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, the Fund focuses on seeking the best income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions (e.g., U.S. vs. foreign), asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist expertise. As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in privately-issued (commonly known as “non-agency”) mortgage-related securities. The Fund will observe other investment guidelines as summarized below.

Investment Selection Strategies.  Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals. PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.  The Fund may invest without limitation in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”)), or unrated but determined by PIMCO to be of comparable quality, and may invest without limit in securities of any rating. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit

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Principal Investment Strategies	(Cont.)

characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Portfolio Contents

The Fund normally invests in a portfolio of debt obligations and other income-producing securities of any type and credit quality with varying maturities, including, among other investments, mortgage-related and other asset-backed securities, as well as related derivative instruments. The Fund expects to invest in mortgage-related and other asset-backed securities issued or sponsored by various public and private entities, which may include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”), residential and commercial mortgage-backed securities (some of which may be U.S. Government securities), privately-issued mortgage-related securities and any other type of mortgage-related or asset-backed securities issued on a public or private basis, including collateralized mortgage obligations (“CMOs”), adjustable rate mortgage-backed securities, stripped mortgage-backed securities, CMO residuals and mortgage pass-through securities. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may also invest, as a third party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act.

The Fund’s portfolio of income-producing securities may also include, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; asset-backed securities issued on a public or private basis; U.S. Government securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); payment-in-kind securities; zero-coupon bonds; covenant-lite obligations; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; credit-linked trust instruments; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security and contingent convertible securities); collateralized bond obligations, collateralized loan obligations and other collateralized debt obligations; bank capital securities; and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters). At any given time and from time to time substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in debt securities of stressed issuers.

The Fund may invest without limit in securities of U.S. issuers and without limit in securities of foreign (non-U.S.) issuers, including in securities of issuers economically tied to “emerging market” countries, securities traded principally outside of the United States, and securities denominated in currencies other than the U.S. dollar. The Fund may also invest directly in foreign currencies, including local emerging market currencies, including local emerging market currencies.

As a matter of fundamental policy, the Fund normally invests at least 25% of its total assets (i.e., concentrates) in privately-issued (commonly known as “non-agency”) mortgage-related securities.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales to the extent that short positions do not represent more than 25% of the Fund’s total assets.

The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the

182	PIMCO CLOSED-END FUNDS

(Unaudited)

Securities Act of 1933, as amended (the “Securities Act”), or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may also invest in securities of other investment companies, including, without limitation, exchange-traded funds (“ETFs”), and may invest in foreign ETFs. The Fund may invest in real estate investment trusts (“REITs”). The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.

The Fund may invest without limit in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities).

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

Temporary Defensive Investments.  Upon PIMCO’s recommendation, for temporary defensive purposes or in order to keep its cash fully invested, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.

Use of Leverage

The Fund may obtain leverage through reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper or other credit facilities.

The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions, and selling credit default swaps.

The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

PIMCO Global StocksPLUS® & Income Fund

The portfolio managers build a global equity and debt portfolio by investing, under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in a combination of securities and instruments that provide exposure to stocks and/or produce income (the “80% policy”). The 80% policy is not considered to be fundamental by the Fund, and can be changed without a vote of the Fund’s shareholders. The 80% policy may be changed by the Fund’s Board of Trustees following the provision of 60 days’ prior written notice to the Fund’s shareholders.

The Fund’s stock exposure (including for purposes of the 80% policy) may be obtained through stock holdings and/or through index and other derivative instruments that have economic characteristics similar to U.S. and non-U.S. stocks. Exposure to income-producing instruments may be obtained through the use of fixed income and other derivative instruments. The Fund cannot assure you that it will achieve its investment objective, and you could lose all of your investment in the Fund.

Asset Allocation and Periodic Rebalancing

The Fund’s equity index exposure generally is expected to equal 100% of its net assets (generally approximately 50% U.S. and 50% non-U.S.). The Fund’s equity index exposure will be rebalanced on a periodic basis (so that the U.S. and non-U.S. equity index exposure each will represent approximately 50% at the time of rebalance). It is anticipated that each periodic rebalancing will coincide with the settlement of relevant derivatives. These periodic rebalancings may result in additional transaction costs for the Fund and may increase the amount of capital gains (including short-term capital gains) realized by the Fund on which shareholders pay tax. Although the portfolio will be rebalanced periodically, it is expected that the relative percentage of the Fund’s equity derivatives exposure

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Principal Investment Strategies	(Cont.)

represented by U.S. and non-U.S. equity index exposure will vary during interim periods in relation to market fluctuations and other factors. Therefore, the Fund’s assets attributable to U.S. and non-U.S. equity exposure may be materially higher or lower than the initial 50%/50% allocation described above, and the risk/return profile of the Fund (taken as a whole) will vary accordingly.

Portfolio Management Strategies

Equity Derivatives Strategies.  The Fund generally expects to gain substantially all of its equity index exposure by investing in equity index derivatives based on the S&P 500 Index (i.e., the U.S. equity exposure) and the MSCI EAFE Index (i.e., the non-U.S. equity exposure). In the case of equity index swaps and futures contracts, the Fund seeks to receive a return that approximates total return (price appreciation or depreciation plus any dividends) of the relevant index while bearing implicit or explicit interest and transactional costs, including certain tax withholdings, if applicable. Any increase in return attributable to dividends will not be eligible for treatment to holders of the Fund’s common shares of beneficial interest as “qualified dividend income” and the Fund will not be able to recover any withholding taxes on foreign dividends. The Fund also may invest directly in common stocks, other equity instruments and other types of derivative instruments, such as options contracts and options on futures contracts, to gain equity exposure. In implementing the Fund’s derivatives strategies, PIMCO may use a variety of techniques designed to minimize transaction costs and to provide greater investment flexibility, such as utilizing multiple derivative counterparties, negotiating the terms of derivative instruments in which the Fund invests and analyzing the costs associated with different derivative instruments. The Fund is neither sponsored by nor affiliated with either index.

The Fund may hedge the foreign currency risk associated with its exposure to non-U.S. equities depending upon market conditions and other factors. The Fund reserves the flexibility to change its U.S. and non-U.S. benchmark indexes and related derivatives strategies.

Global Debt Securities Selection / Dynamic Allocation Strategy.  The Fund’s actively managed collateral portfolio (the “Debt Portfolio”) will back the Fund’s equity index positions and will consist of income-producing debt securities having varying maturities and debt-related derivatives securities, including but not limited to interest rate swaps (including swaps that are paired) and other interest rate derivatives. In managing the Debt Portfolio, PIMCO employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, PIMCO manages the Debt Portfolio with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist insights.

Fund Current Distribution Strategies. The Fund’s monthly distributions are expected to include, among other possible sources, interest income from the Debt Portfolio and payments and premiums (characterized as capital for financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives. Strategies involving interest rate derivatives (including swaps that are paired) may attempt to capitalize on differences between short-term and long-term interest rates as part of the Fund’s duration and yield curve active management strategies. For instance, in the event that long-term interest rates are higher than short-term interest rates, the Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate.

The Fund may enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods also for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies. In such a “paired swap transaction”, the Fund would generally enter into one or more interest rate swap agreements whereby the Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). The Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, the Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

The Fund may engage in investment strategies, including those investment strategies that employ the use of paired swaps transactions, the use of interest rate swaps to seek to capitalize on

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differences between short-term and long-term interest rates and other derivatives transactions, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value (“NAV”). The Fund’s income and gain-generating strategies, including certain derivatives strategies, may seek to generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. For instance, a significant portion of the Fund’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that the Fund will later realize a corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of the Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

The Fund’s index option strategy, to the extent utilized, seeks to generate payments and premiums from writing options that may offset some or all of the capital losses incurred as a result of paired swaps transactions. However, the Fund may use paired swap transactions to support monthly distributions where the index option strategy does not produce an equivalent amount of offsetting gains, including without limitation when such strategy is not being used to a significant extent. In addition, gains (if any) generated from the index option strategy may be offset by the Fund’s realized capital losses, including any available capital loss carryforwards.

The Fund generally will not include in its monthly distributions any gain that is derived from gains that are characterized as long-term capital gain for tax purposes (and is limited in its ability to do so by the Investment Company Act of 1940, as amended (the “Act”)). The notional exposure of the interest rate derivatives in the Debt Portfolio may vary widely as a function of market conditions, including differences between short-term and longer-term interest rates and the Fund’s current investment strategies. (The notional amount of a derivative is the hypothetical underlying quantity upon which interest rate or other payment obligations are computed.) While the yield curve (a graph of bond yields available at a given moment in time) generally slopes upward (indicating that long-term interest rates are higher than short-term interest rates), there can be no assurance that this always will be the case and has not always recently been the case, and it is anticipated that the slope of the yield curve will vary to a significant degree across different market environments. In market environments in which the differences between short-term, intermediate-term and long-term interest rates are smaller than is typically the case (a flatter yield curve environment), the Fund may increase the notional exposure of its interest rate derivative positions. In certain market conditions, it is anticipated that the notional exposure of interest rate derivatives in the Debt Portfolio could be a multiple of the Fund’s total net assets. The Fund is required to identify any portion of its monthly distributions that are characterized as gains (for financial accounting purposes) or that otherwise are derived from any sources other than net income. The Fund cannot assure you as to any level of distributions that will be treated as ordinary income, cannot assure you as to any level of capital gains distributions and cannot assure you as to any ratio of monthly distributions to capital gain distributions.

Index Option Strategy.  In implementing the Fund’s index option strategy, PIMCO may sell (“write”) call options on the S&P 500 Index and on futures on the S&P 500 Index. PIMCO does not intend to write index call options when the underlying notional value of the index call option positions exceeds the Fund’s net U.S. equity exposure —generally approximately 50% of the Fund’s net assets (i.e., the Fund does not intend to write “naked” positions) at each rebalance. The index option writing strategy is designed to produce gains from index option premiums.

The Fund expects that it normally will write call options whose terms to expiration range from one month to one year, although the Fund may write call options with both longer and shorter terms. PIMCO ordinarily will not write call options on individual equity securities but may write call options on exchange-traded funds and other similar instruments designed to correlate with the performance of the underlying equity index. PIMCO will actively manage the Fund’s index option positions using quantitative and statistical analysis that focuses on relative value and a weighing of risk versus return.

The Fund generally will write equity index call options that are “out-of-the-money” or “at-the-money”  at the time of sale. The Fund generally will write out-of-the-money equity index call options with strike prices no more than 10% higher than the cash value of the index at the time of sale. The Fund reserves the flexibility to write equity index call options that are more or less out-of-the-money as it deems appropriate depending upon market conditions and other factors. The Fund also reserves the flexibility to write equity index call options that are “in-the-money.”

In addition to writing call options, the Fund also may purchase put options on the S&P 500 Index and on futures on the S&P 500 Index in an effort to protect against significant market declines affecting the U.S. equity markets as measured by the S&P 500 Index. However,

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because the Fund generally will purchase put options that are “out-of-the-money,” the Fund will not be fully covered against any market decline.

In addition to listed options, the Fund may write and purchase over-the counter options, which are not originated and standardized by the Office of the Comptroller of the Currency or listed and traded on an options exchange (such as the Chicago Board Options Exchange or the International Securities Exchange).

Credit Quality.  The Fund may invest without limitation in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s or below BBB- by either S&P or Fitch) or that are unrated but determined by PIMCO to be of comparable quality. The Fund normally will attempt to maintain in its Debt Portfolio debt securities with what PIMCO believes have an average credit quality that is at least investment grade. The Fund may invest in securities of stressed, distressed and defaulted issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Duration Management.  The Debt Portfolio’s debt securities will generally have a low- to intermediate- average portfolio duration, ranging from one year to a duration that is two years above the duration of the Barclays Capital U.S. Aggregate Index, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a low- to intermediate- average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

Substantially all of the Fund’s assets ordinarily will be invested in the Debt Portfolio to back the Fund’s equity index positions. The types of debt securities (and related instruments) in which the Fund may invest include mortgage-related and other types of asset-backed securities (including collateralized loan obligations, collateralized debt obligations, and collateralized mortgage obligations) issued on a public or private basis; government securities, including U.S. Government securities, sovereign debt and other obligations of non-U.S. governments or their sub-divisions, agencies and government sponsored enterprises, and obligations of international agencies and supranational entities, as well as municipal securities; bonds, debentures, notes, and other debt securities of U.S. and non-U.S. corporations and other issuers, issued publicly or through private placements, including convertible securities, covenant-lite obligations, contingent convertible securities, synthetic convertible securities and commercial paper, event-linked securities, inflation-indexed bonds, payment-in-kind securities, step-ups zero-coupon bonds, senior floating-rate loans (“Senior Loans”) and other bank loans (secured or unsecured) and loan assignments and participations, bank capital securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances. The Fund also may invest in preferred stock, structured notes and other hybrid instruments, credit-linked trust certificates, delayed funding loans, revolving credit facilities and REITs, and may use credit default swaps, other debt-related derivatives, interest rate swaps, forwards, futures and other interest rate derivatives. The rate of interest on the Fund’s debt security investments may be fixed, floating or variable. The Fund may invest in debt securities issued by companies with small and medium market capitalizations. The Fund may invest in various levels of the capital

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structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. The Fund may also invest, as a third party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act.

The Fund will actively manage the duration and yield curve exposure of the Debt Portfolio, in part through the use of a variety of interest rate derivatives, including but not limited to interest rate swaps, forwards and futures. These interest rate derivatives also may be used for other investment or risk management purposes, including to provide synthetic exposure to fixed or floating rate debt instruments, and to attempt to generate current income and gains. It currently is anticipated that the duration and yield curve active management strategies using interest rate derivatives will result in the generation of payments arising primarily from differences between short-term and long-term interest rates. As that difference gets smaller, the Fund would need to increase its notional exposure to interest rate derivatives in order to generate the same income for the Fund. These payments will be characterized as gain for financial accounting purposes and as ordinary income for tax purposes. In the event that long-term interest rates are higher than short-term interest rates, for example, the Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating return as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate. The notional exposure of the interest rate derivatives in the Debt Portfolio may vary widely as a function of market conditions, including differences between short-term and longer-term interest rates, and the Fund’s current investment strategies.

The Fund may invest without limit in securities of U.S. issuers and without limit in securities of foreign (non-U.S.) issuers, securities traded principally outside of the United States, and securities denominated in currencies other than the U.S. dollar. The Fund normally will have exposure to investments that are tied economically to at least three countries other than the United States. The Fund may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity).

The Fund may invest up to 30% of its total assets in Senior Loans made to corporations, partnerships and other business entities. Senior Loans typically pay interest at rates that are re-determined periodically on the basis of a floating base lending rate plus a premium. Senior Loans generally hold the most senior position in the capital structure of a borrower and often are secured with collateral but may be of below investment grade quality and may involve significant credit risk.

The Fund may invest without limit in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities).

The Fund may purchase securities that it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery, may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments) and may engage in short sales.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may also invest in securities of other investment companies, including, without limitation, ETFs, and may invest in foreign ETFs. The Fund may invest in REITs. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

Temporary Defensive Investments.  Upon PIMCO’s recommendation, for temporary defensive purposes or in order to keep its cash fully invested, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high

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grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Use of Leverage

The Fund may obtain leverage through reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions and selling credit default swaps. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

Any leverage used by the Fund obtained through the issuance of preferred shares or debt securities or the use of borrowings or similar transactions will be limited to 38% of the Fund’s total assets (including the proceeds of the leverage) except as noted below (the “38% Policy”). The Fund also may enter into transactions that may give rise to a form of financial leverage, such as, among others, reverse repurchase agreements, loans of portfolio securities, selling credit default swap contracts and engaging in other derivatives transactions, as well as when-issued, delayed delivery or forward commitment transactions. To mitigate leverage risk from such transactions, the Fund may segregate liquid assets or enter into offsetting transactions against or otherwise cover its future obligations under such transactions. To the extent the Fund covers its positions in such transactions (by segregating liquid assets at least equal in amount to the Fund’s future commitment thereunder, entering into offsetting transactions or owning positions covering such future commitment), its obligations under such transactions will not be subject to the 38% Policy.

PIMCO Income Opportunity Fund

The Fund is expected to reorganize with and into PIMCO Dynamic Income Fund in the fourth quarter of 2021, subject to certain conditions. Accordingly, the Fund is currently in a transition period, during which PIMCO may need to reposition the Fund’s assets to align with the investment strategies of PIMCO Dynamic Income Fund and prepare to transfer the Fund’s assets. During this time, the Fund may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply.

The Fund will seek to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, bank loans, convertible securities and stressed debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed issuers. The Fund cannot assure you that it will achieve its investment objectives, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Dynamic Allocation Strategy.  On behalf of the Fund, PIMCO employs an active approach to allocation among multiple fixed-income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, the Fund focuses on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. For example, subject to the Fund’s investment policies and limitations, the Fund may invest a substantial portion of its total assets in mortgage-related and other asset-backed securities, which investments PIMCO may choose to increase or decrease, or eliminate entirely, over time and from time to time. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist insights. The Fund will observe various investment guidelines as summarized below.

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Investment Selection Strategies.  Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.  The Fund may invest in debt instruments that are, at the time of purchase, rated below investment grade, or that are unrated but determined by PIMCO to be of comparable quality. The Fund may invest in securities of stressed, distressed and defaulted issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P, or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Duration Management.  It is expected that the Fund normally will have an intermediate average portfolio duration (i.e., within a two to eight year range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

The Fund normally invests worldwide in a portfolio of debt obligations and other income-producing securities of any type and credit quality and with varying maturities and related derivative instruments.

The Fund’s portfolio of debt obligations and income-producing securities may include, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; mortgage-related and other asset-backed securities issued by governmental agencies or other governmental entities or by private originators or issuers (including mortgage pass-through securities, commercial mortgage-backed securities, residential mortgage-backed securities, collateralized mortgage obligations, collateralized mortgage obligation residuals, adjustable rate mortgage-backed securities and stripped mortgage-backed securities); U.S. Government securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable

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municipal securities (such as Build America Bonds); payment-in-kind securities; step-ups; zero-coupon bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments); preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities (“CoCos”); credit-linked trust certificates; bank capital securities; and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters). Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics. The Fund may invest in debt securities of stressed issuers. At any given time and from time to time, all or substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may also invest, as a third party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act. The Fund will not normally invest more than 20% of its total assets in the equity tranche of CBOs, CLOs, or other CDOs.

The Fund may invest without limit in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed and defaulted issuers. The Fund may invest without limit in securities of U.S. issuers. Subject to the limit described below on investments in securities and instruments that are economically tied to “emerging market” countries, the Fund may invest without limit in securities of foreign (non-U.S.) issuers, securities traded principally outside of the United States, and securities denominated in currencies other than the U.S. dollar. The Fund may invest without limit in short-term investment grade sovereign debt, including short-term investment grade sovereign debt issued by emerging market issuers. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to “emerging market” countries other than investments in short-term investment grade sovereign debt issued by emerging market issuers, where as noted above there is no limit. The Fund may also invest directly in foreign currencies, including local emerging market currencies.

The Fund may invest up to 20% of its total assets in common stocks from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. Common stocks include common shares and other common equity interest issued by public or private issuers. The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may also invest in preferred securities. The Fund may invest up to 40% of its total assets in bank loans (including, among others, senior loans, delayed funding loans, covenant-lite obligations and revolving credit facilities).

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund may also invest in securities of other investment companies, including, without limit, ETFs, and may invest in foreign ETFs. The Fund may invest in REITs. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.

The Fund will not invest more than 10% of its total assets in event-linked instruments, and will not invest more than 7.5% of its total assets in event-linked instruments the performance of which is linked to a particular event and region.

The Fund may invest without limit in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).

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The Fund may make investments in debt instruments and other securities or instruments directly or through one or more Subsidiaries. Any such Subsidiary may invest, for example, in loans or any other security or other instrument that the Fund may hold directly. References herein to the Fund include, as applicable, references to a Subsidiary in respect of the Fund’s investment exposure. Any allocation of the Fund’s portfolio in a Subsidiary may vary over time and might not always include all of the different types of investments described herein.

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

There have been no significant changes in the Fund’s portfolio turnover rates over the last two fiscal years, and no significant change to the portfolio turnover rates of the Fund described in the Financial Highlights can currently be predicted.

Temporary Defensive Investments.  In attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO, when PIMCO deems it appropriate to do so, the Fund may, for temporary defensive purposes, deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.

Use of Leverage

The Fund may obtain leverage through reverse repurchase agreements or borrowings, such as through bank loans or commercial paper or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, dollar rolls, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions, and selling credit default swaps. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

Under normal market conditions, the Fund will limit its use of leverage from reverse repurchase agreements (whether or not these instruments are covered in accordance with the standards of the Investment Company Act of 1940, as amended (the “Act”)) such that the proceeds therefrom to the Fund will not exceed 50% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments) at the time utilized.

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

PIMCO Strategic Income Fund, Inc.

Leveraging PIMCO’s core analytical and risk management capabilities, the Fund’s portfolio managers can select what they believe to be attractive issues across the full range of fixed income sectors including corporate debt, government and sovereign debt, mortgage-related and other asset-backed securities and other income-producing securities of varying maturities.

The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of income-producing securities of non-corporate issuers, such as securities issued or guaranteed by the U.S. or foreign governments, mortgage-related and other asset-backed securities issued on a public or private basis, corporate debt obligations and other income-producing securities of varying maturities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers, and municipal securities (the “80% policy”).

Portfolio Management Strategies

Dynamic Allocation Strategy.  On behalf of the Fund, the Fund’s investment manager, PIMCO, employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down

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investment decisions, including geographic and credit sector emphasis, the Fund focuses on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions (e.g., U.S. vs. foreign), asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist expertise.

Investment Selection Strategies.  Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.  The Fund may invest up to 20% of its total assets in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s or below BBB- by either S&P or Fitch), or unrated but determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Portfolio Contents

For purposes of the Fund’s 80% policy, income-producing securities may include, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; asset-backed securities issued on a public or private basis; U.S. Government securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; credit-linked notes; covenant-lite obligations; credit-linked trust instruments; structured credit products; preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security and contingent convertible securities); collateralized mortgage obligations;; bank capital securities; and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters). At any given time and from time to time substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in debt securities of stressed issuers. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or

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“first loss” tranche. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may also invest, as a third party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act.

In addition, the Fund will invest a minimum of 33% of its net assets in U.S. debt securities and may not invest more than 67% of its total assets in foreign debt instruments, including a maximum of 40% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity). Further, the Fund may invest up to 45% of its total assets in the securities of governmental or corporate issuers located in a single foreign country, subject to the 67% of total assets limitation on foreign securities holdings. The Fund may invest without limitation in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity, subject to applicable law and any other restrictions.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales to the extent that short sales do not represent more than 25% of the Fund’s total assets.

The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The Fund may invest up to 15% of its total assets in any combination of interest-only or inverse floating rate obligations and residual interests of real estate mortgage investment conduits. The weighted average life of the Fund’s investments, under normal market conditions, is expected to be less than 10 years. The Fund may invest up to 20% of its total assets in commercial mortgage-related securities.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may also invest in securities of other investment companies, including, without limitation, ETFs, and may invest in foreign ETFs. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.

The Fund may invest without limit in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities).

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

Temporary Defensive Investments.  Upon PIMCO’s recommendation, for temporary defensive purposes or in order to keep its cash fully invested, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high-quality, short-term debt instruments, and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.

Use of Leverage

The Fund may obtain leverage through reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions and selling credit default swaps. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

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Principal Investment Strategies	(Cont.)

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

PIMCO Dynamic Credit and Mortgage Income Fund

The Fund is expected to reorganize with and into PIMCO Dynamic Income Fund in the fourth quarter of 2021, subject to certain conditions. Accordingly, the Fund is currently in a transition period, during which PIMCO may need to reposition the Fund’s assets to align with the investment strategies of PIMCO Dynamic Income Fund and prepare to transfer the Fund’s assets. During this time, the Fund may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply.

The Fund seeks to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, bank loans, convertible securities and stressed debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed and defaulted issuers. The Fund cannot assure you that it will achieve its investment objectives, and you could lose all of your investment in the Fund.

The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of mortgage-related securities and other debt instruments of varying maturities (the “80% policy”). For purposes of the 80% policy, mortgage-related securities may include, without limitation, mortgage pass-through securities, CMOs, commercial or residential mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities, adjustable rate mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may also invest, as a third party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act.

The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” shares of the Fund. A “majority of the outstanding” shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Portfolio Management Strategies

Dynamic Allocation Strategy.  In managing the Fund, the Fund’s investment manager, PIMCO, employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist insights. As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in privately-issued (commonly known as “non-agency”) mortgage-related securities. The Fund will observe various investment guidelines as summarized below.

Investment Selection Strategies.  Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals. PIMCO

194	PIMCO CLOSED-END FUNDS

(Unaudited)

utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.  The Fund may invest without limit in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s or below BBB- by either S&P or Fitch), or that are unrated but determined by PIMCO to be of comparable quality. However, the Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. The Fund may invest in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). For purposes of applying the foregoing policy, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. The Fund may invest in securities of stressed, distressed and defaulted issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Duration Management.  It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight (0 to 8) year range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

For purposes of the Fund’s 80% policy, other debt instruments may include, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; asset-backed securities issued on a public or private basis; U.S. Government securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; covenant-lite obligations; catastrophe bonds and other event-linked bonds; credit-linked notes; credit-linked trust instruments; structured credit products; bank loans (including, among

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Principal Investment Strategies	(Cont.)

others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security and contingent convertible securities); collateralized bond obligations, collateralized loan obligations and other collateralized debt obligations; bank capital securities; and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters). At any given time and from time to time substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in debt securities of stressed issuers. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to mortgage-related securities or other debt instruments will be counted toward satisfaction of this 80% policy.

The Fund may invest without limit in securities of U.S. issuers and without limit in securities of foreign (non-U.S.) issuers, securities traded principally outside of the United States, and securities denominated in currencies other than the U.S. dollar. The Fund may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than one year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the relevant country’s local currency with less than one year remaining to maturity).

As a matter of fundamental policy, the Fund normally invests at least 25% of its total assets (i.e., concentrates) in privately issued (commonly known as “non-agency”) mortgage-related securities.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. For purposes of the Fund’s 80% policy, the Fund values its derivative instruments based on their market value.

The Fund will not normally invest directly in common stocks of operating companies. However, the Fund may own and hold common stocks in its portfolio from time to time in connection with a corporate action or the restructuring of a debt instrument or through the conversion of a convertible security held by the Fund. Common stocks include common shares and other common equity interest issued by public or private issuers. The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdictions, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may also invest in securities of other investment companies, including, without limitation, ETFs, and may invest in foreign ETFs. The Fund may invest in REITs. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.

The Fund may invest without limit in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security).

The Fund may make investments in debt instruments and other securities directly or through one or more Subsidiaries. Each Subsidiary, for example, may invest in or originate whole loans or shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, risk retention investments or any other security or other instrument that the Fund may hold directly. References herein to the Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein.

The Fund may seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Fund may invest in and/or originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) and emerging market entities and individuals. Such borrowers may have credit ratings that are determined by one or more nationally recognized statistical rating organizations or PIMCO to be below investment grade. The loans the

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Fund invests in and/or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund’s investments in and/or origination of loans may also be limited by the Fund’s intention to qualify as a regulated investment company. The Fund will retain all fees received in connection with originating or structuring the terms of any such loan.

The Fund may invest, either directly or indirectly through its wholly-owned and controlled Subsidiaries, in shares, certificates, notes or other securities issued by a special purpose entity (“SPE”) sponsored by an alternative lending platform or its affiliates (the “Sponsor”) that represent the right to receive principal and interest payments due on pools of whole loans or fractions of whole loans, which may (or may not) be issued by the Sponsor, held by the SPE (“Alt Lending ABS”) backed by consumer, residential or other loans, issued by an SPE sponsored by an online or alternative lending platform or an affiliate thereof.

When acquiring loans or purchasing Alt Lending ABS, the Fund is not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired by the Fund or underlying any Alt Lending ABS purchased by the Fund may be subprime in quality, or may become subprime in quality.

When acquiring or originating loans, or purchasing Alt Lending ABS, the Fund is not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired or originated by the Fund or underlying any Alt Lending ABS purchased by the Fund may be subprime in quality, or may become subprime in quality.

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

There have been no significant changes in the Fund’s portfolio turnover rates over the last two fiscal years, and no significant change to the portfolio turnover rates of the Fund described in the Financial Highlights can currently be predicted.

Temporary Defensive Investments.  Upon PIMCO’s recommendation, for temporary defensive purposes or in order to keep its cash fully invested, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.

Use of Leverage

The Fund may obtain leverage through reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions and selling credit default swaps. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

Under normal market conditions, the Fund will limit its use of leverage from any combination of (i) reverse repurchase agreements or dollar roll transactions (whether or not these instruments are covered as discussed below), (ii), borrowings (i.e., loans or lines of credit from banks or other credit facilities), (iii) any future issuance of preferred shares, and (iv) to the extent described below, credit default swaps, other swap agreements and futures contracts (whether or not these instruments are covered with segregated assets as discussed below) such that the assets attributable to the use of such leverage will not exceed 50% of the Fund’s total assets (including, for purposes of the 50% limit, the amounts of leverage obtained through the use of such instruments) (the “50% policy”). For these purposes, assets attributable to the use of leverage from credit default swaps, other swap agreements and futures contracts will be determined based on the current market value of the instrument if it is cash settled or based on the notional value of the instrument if it is not cash settled. In addition, assets attributable to credit default swaps, other swap agreements or futures contracts will not be counted towards the 50% policy to the extent that the Fund owns offsetting positions or enters into offsetting transactions.

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s

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Principal Investment Strategies	(Cont.)

assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

PIMCO Dynamic Income Fund

The Fund seeks to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, bank loans, convertible securities and stressed debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of defaulted and stressed issuers. The Fund cannot assure you that it will achieve its investment objectives, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Dynamic Allocation Strategy.  In managing the Fund, PIMCO employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist expertise. As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets in privately-issued (commonly known as “non-agency”) mortgage-related securities. The Fund will observe various investment guidelines as summarized below.

Investment Selection Strategies.  Once the Fund’s top-down, portfolio positioning decisions have been made as described above,

PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.  The Fund may invest in debt instruments that are, at the time of purchase, rated below investment grade, or unrated but determined by PIMCO to be of comparable quality. However, the Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC+ or lower by S&P, and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. The Fund may invest without limit in mortgage-related and other asset-backed securities regardless of rating — i.e., of any credit quality. For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment restrictions, the Fund may invest in securities of stressed, distressed and defaulted issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade

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category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Duration Management.  It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight year range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

The Fund normally invests worldwide in a portfolio of debt obligations and other income-producing securities of any type and credit quality, with varying maturities and related derivative instruments. The Fund’s portfolio of debt obligations and income-producing securities may include, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; mortgage-related and other asset-backed securities issued by governmental agencies or other governmental entities or by private originators or issuers (including mortgage pass-through securities, collateralized mortgage obligations, adjustable rate mortgage-backed securities, stripped mortgage-backed securities, collateralized bond obligations, collateralized loan obligations and other collateralized debt obligations); U.S. Government securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); payment-in-kind securities; step-ups; zero-coupon bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; credit-linked trust instruments; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments); preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities; and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters). Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation. The Fund may invest in debt securities of stressed issuers. Subject to the investment limitations described under “Credit Quality” above, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below investment grade securities and/or mortgage-related or other types of asset backed securities. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. The Fund may also invest, as a third party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act.

The Fund may invest without limit in securities of U.S. issuers and without limit in securities of foreign (non-U.S.) issuers, securities traded

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principally outside of the United States, and securities denominated in currencies other than the U.S. dollar. The Fund may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than one year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to “emerging market” countries other than investments in short-term investment grade sovereign debt issued by emerging market issuers, where as noted above there is no limit. The Fund may also invest directly in foreign currencies, including local emerging market currencies.

The Fund may normally invest up to 40% of its total assets in bank loans (including, among others, senior loans, delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments). The Fund will not normally invest more than 10% of its total assets in convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security and the right to acquire an equity security). The Fund may also invest in preferred securities.

As a matter of fundamental policy, the Fund normally invests at least 25% of its total assets in privately-issued (commonly known as “non-agency”) mortgage-related securities.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund will not normally invest directly in common stocks of operating companies. However, the Fund may own and hold common stocks of operating companies in its portfolio from time to time in connection with a corporate action or the restructuring of a debt instrument, or through the conversion of a convertible security held by the Fund. Common stocks include common shares and other common equity interest issued by public or private issuers.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may also invest in securities of other investment companies, including, without limit, ETFs, and may invest in foreign ETFs. The Fund may invest in REITs. The Fund may invest in securities of companies of any market capitalization, including small and medium capitalizations.

The Fund may invest without limit in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).

The Fund may make investments in debt instruments and other securities or instruments directly or through one or more Subsidiaries. Each Subsidiary, for example, may invest in or originate whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, risk retention investments or any other security or other instrument that the Fund may hold directly. References herein to the Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein.

The Fund may seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Fund may invest in and/or originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) and emerging market entities and individuals. Such borrowers may have credit ratings that are determined by one or more nationally recognized statistical rating organizations or PIMCO to be below investment grade. The loans the Fund invests in and/or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund’s investments in and/or origination of loans may also be limited by the Fund’s intention to qualify as a regulated investment company.

The Fund may invest, either directly or indirectly through its wholly-owned and controlled Subsidiaries, in Alt Lending ABS backed by consumer, residential or other loans, issued by an SPE sponsored by an online or alternative lending platform or an affiliate thereof.

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(Unaudited)

When acquiring loans or purchasing Alt Lending ABS, the Fund is not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired by the Fund or underlying any Alt Lending ABS purchased by the Fund may be subprime in quality, or may become subprime in quality.

When acquiring and/or originating loans, or purchasing Alt Lending ABS, the Fund is not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired or originated by the Fund or underlying any Alt Lending ABS purchased by the Fund may be subprime in quality, or may become subprime in quality.

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

There have been no significant changes in the Fund’s portfolio turnover rates over the last two fiscal years, and no significant change to the portfolio turnover rates of the Fund described in the Financial Highlights can currently be predicted.

Temporary Defensive Investments.  Upon PIMCO’s recommendation, for temporary defensive purposes or in order to keep its cash fully invested, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.

Use of Leverage

The Fund may obtain leverage through reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions and selling credit default swaps. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

Under normal market conditions, the Fund will limit its use of leverage from any combination of (i) reverse repurchase agreements or dollar roll transactions (whether or not these instruments are covered as discussed below), (ii), borrowings (i.e., loans or lines of credit from banks or other credit facilities), (iii) any future issuance of preferred shares, and (iv) to the extent described below, credit default swaps, other swap agreements and futures contracts (whether or not these instruments are covered with segregated assets as discussed below) such that the assets attributable to the use of such leverage will not exceed 50% of the Fund’s total assets (including, for purposes of the 50% limit, the amounts of leverage obtained through the use of such instruments).

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

PIMCO Dynamic Income Opportunities Fund

The Fund seeks to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed instruments, government and sovereign debt, taxable municipal bonds, and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest without limitation in investment grade debt obligations and below investment grade debt obligations (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed or defaulted issuers. The Fund cannot assure you that it will achieve its investment objectives or that the Fund’s investment program will be successful, and you could lose all of your investment in the Fund.

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Principal Investment Strategies	(Cont.)

Portfolio Management Strategies

Dynamic Allocation Strategy.  In managing the Fund, the Fund’s investment manager, PIMCO, will employ an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, PIMCO will manage the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors will draw on PIMCO’s regional and sector specialist insights.

As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in mortgage-related assets issued by government agencies or other governmental entities or by private originators or issuers. The Fund will observe various other investment guidelines as summarized below.

Investment Selection Strategies.  Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO will select particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO will utilize strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO will attempt to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO will also attempt to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.  The Fund may invest without limitation in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s or below BBB- by either S&P or Fitch), or that are unrated but determined by PIMCO to be of comparable quality. However, the Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. The Fund may invest without limitation in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment guidelines, the Fund may invest in securities of stressed, distressed and defaulted issuers, which include securities in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Duration Management.  It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight year range), as calculated by PIMCO, although it may be shorter or longer at any time depending on market conditions and

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other factors. For example, if the Fund has an average portfolio duration of eight years, a 1% increase in interest rates would tend to correspond to an 8% decrease in the value of the Fund’s debt portfolio. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, meaning the portfolio would tend to increase in value in response to an increase in interest rates. If the Fund has a negative average portfolio duration, a 1% increase in interest rates would tend to correspond to a 1% increase in the value of the Fund’s debt portfolio for every year of negative duration. A negative average portfolio duration would potentially benefit the Fund’s portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PIMCO may also utilize certain strategies, including without limitation investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

The Fund will normally invest worldwide in a portfolio of debt obligations and other income-producing securities and instruments of any type and credit quality and with varying maturities and related derivative instruments. The Fund’s portfolio of debt obligations and other income producing securities and instruments may include, without limitation, bonds, debentures, notes, and other debt securities and similar instruments of varying maturities issued by various U.S. and foreign (non-U.S.) corporate and other issuers, including corporate debt securities; commercial paper; securitizations and mortgage-related and other asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers (including agency and non-agency RMBS, CMBS, CBOs, CMOs, CLOs, other CDOs and other similarly structured securities, including the residual or equity tranches thereof); derivatives on mortgage-related instruments; U.S. Government securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); PIKs; zero-coupon bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; credit-linked trust instruments; structured credit products; loans (including, among others, bank loans, whole loans, senior loans, mezzanine loans, delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments, loans held and/or originated by private financial institutions, including commercial and residential mortgage loans, corporate loans and consumer loans (such as credit card receivables, automobile loans and student loans)); preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and CoCos; bank capital securities; and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index. Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics.

The Fund may invest in debt securities of stressed or distressed issuers as well as in defaulted securities and debtor-in-possession financings. At any given time and from time to time, all of the Fund’s portfolio may consist of below investment grade securities and/or mortgage-related or other types of asset-backed securities. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may invest without limitation in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed or defaulted issuers.

The Fund may invest without limitation in securities of U.S. issuers. Subject to the limit described below on investments in securities and instruments that are economically tied to “emerging market” countries, the Fund may invest without limitation in securities of foreign (non-U.S.) issuers, securities traded principally outside of the United States and securities denominated in currencies other than the U.S. dollar. The Fund may invest without limitation in short-term investment grade sovereign debt, including short-term investment grade sovereign debt issued by emerging market issuers. The Fund may invest up to 30% of its total assets in securities and instruments that are economically tied to “emerging market” countries other than

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investments in short-term investment grade sovereign debt issued by emerging market issuers, where, as noted above, there is no limit. The Fund may also invest directly in foreign currencies, including local emerging market currencies.

The Fund may normally invest up to 40% of its total assets in bank loans (including, among others, senior loans, delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments). The Fund will not normally invest more than 10% of its total assets in convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock).

As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in mortgage-related assets issued by government agencies or other governmental entities or by private originators or issuers.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund may invest to a limited degree (typically no more than 20% of its total assets) in equity interests, such as shares of other investment companies, including open-end or closed-end management investment companies and ETFs, and REITs, except that the Fund may invest without limitation in preferred securities. Such equity interests may be issued by public or private issuers. For these purposes, common stocks or other equity interests the Fund has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security will not count towards this 20% limit.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdictions, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may invest in securities of companies of any market capitalization, including small, medium and large capitalizations.

The Fund may invest without limitation in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).

The Fund may make investments in debt instruments and other securities or instruments directly or through one or more Subsidiaries. Each Subsidiary, for example, may invest in or originate whole loans or shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, risk retention investments or any other security or other instrument that the Fund may hold directly. References herein to the Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s assets to a Subsidiary will vary over time and will likely not include all of the different types of investments described herein at any given time. The Fund will treat a Subsidiary’s assets as assets of the Fund for purposes of determining compliance with various provisions of the 1940 Act applicable to the Fund, including those relating to investment policies (Section 8), affiliated transactions and custody (Section 17) and capital structure and leverage (Section 18). In addition, PIMCO and the Fund’s Board of Trustees will comply with the provisions of Section 15 of the 1940 Act with respect to a Subsidiary’s investment advisory contract.

The Fund may invest, either directly or indirectly through its Subsidiaries, in Alt Lending ABS. Any such Alt Lending ABS may be backed by consumer, commercial, residential or other loans, including those issued by an SPE sponsored by an online or alternative lending platform or an affiliate thereof.

When acquiring loans or purchasing Alt Lending ABS, the Fund is not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired by the Fund or underlying any Alt Lending ABS purchased by the Fund may be subprime in quality, or may become subprime in quality.

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

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Temporary Defensive Investments.  In attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO, when PIMCO deems it appropriate to do so, the Fund may, for temporary defensive purposes, deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.

Use of Leverage

The Fund may, and currently does, leverage its portfolio by utilizing reverse repurchase agreements. The Fund may also enter into other transactions that may give rise to a form of leverage including, among others, (i) selling credit default swaps, (ii) dollar rolls, (iii) borrowings, such as through bank loans or commercial paper and/or other credit facilities, (iv) futures and forward contracts (including foreign currency exchange contracts), (v) total return swaps, (vi) other derivative transactions, (vii) loans of portfolio securities, (viii) short sales and (ix) when-issued, delayed delivery and forward commitment transactions. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund’s Board may authorize the issuance of preferred shares without the approval of Common Shareholders. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Common Shareholders, and these costs and expenses may be significant.

Under normal market conditions, the Fund will limit its use of leverage, subject to the limitations set forth in the 1940 Act, from any combination of (i) reverse repurchase agreements or dollar roll transactions (whether or not these instruments are covered as discussed below), (ii) borrowings (i.e., loans or lines of credit from banks or other credit facilities), (iii) any future issuance of preferred shares, and (iv) to the extent described below, credit default swaps, other swap agreements and futures contracts (whether or not these instruments are covered with segregated assets as discussed below), subject to the 50% policy. For these purposes, assets attributable to the use of leverage from credit default swaps, other swap agreements and futures contracts will be determined based on the current market value of the instrument if it is cash settled or based on the notional value of the instrument if it is not cash settled. In addition, assets attributable to credit default swaps, other swap agreements or futures contracts will not be counted towards the 50% policy to the extent that the Fund owns offsetting positions or enters into offsetting transactions.

The Fund intends to utilize certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

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Principal Risks of the Funds[1]

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Unless otherwise indicated, each Fund is subject to the principal risks indicated below, whether through direct investments, investments by a subsidiary (if applicable) or derivative positions. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time.

Anti-Takeover Provisions

The Fund’s Amended and Restated Agreement and Declaration of Trust or Articles of Incorporation (collectively, the “Organizational Documents”), as applicable, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. These provisions in the Organizational Documents could have the effect of depriving the holders (“Common Shareholders”) of the Fund’s common shares of beneficial interest (“Common Shares”) of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV.

Asset Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that PIMCO may make less than optimal or poor asset allocation decisions. PIMCO employs an active approach to allocation among multiple fixed-income sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that PIMCO will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected. Issuers may call outstanding securities prior to their maturity for a number of reasons. If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund and/or the Investment Manager due to their possible affiliations with Allianz SE, the ultimate parent of the Investment Manager. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Collateralized Loan Obligations Risk

CLOs may charge management fees and administrative expenses. The cash flows from a CLO trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the equity tranche which generally bears losses in connection with the first defaults, if any, on the bonds or loans in the trust. A senior tranche from a CLO trust typically has higher credit ratings and lower yields than the underlying securities. CLO tranches, even senior ones, can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class/tranche of the CLO in which the Fund invests. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. Investments in CLOs may be or become illiquid. In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Confidential Information Access Risk

In managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, an issuer of privately placed loans considered by the Fund may offer to provide PIMCO with financial information and related documentation regarding the issuer that is not publicly available. Pursuant to applicable policies and procedures, PIMCO may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates. In such circumstances, the Fund (and other PIMCO clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, PIMCO’s and the Fund’s

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abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. PIMCO may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Contingent Convertible Securities Risk

The risks of investing in CoCos include, without limit, the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to contingent convertible securities that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV.

Convertible Securities Risk

The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. While the Fund may seek to manage its counterparty risk by transacting with a number of counterparties, concerns about the solvency of, or a default by, one large market participant could lead to significant impairment of liquidity and other adverse consequences for other counterparties.

“Covenant-Lite” Obligations Risk

Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Credit Default Swaps Risk

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity

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Principal Risks of the Funds[1]	(Cont.)

risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.

The market for credit default swaps has become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund will be subject to credit risk with respect to the counterparties to the credit default swap contract (whether a clearing corporation or another third party). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Credit Risk

The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities is unable or unwilling, or is perceived as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its obligations. The downgrade of the credit of a security held by the Fund may decrease its value. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund

Currency Risk

Currency risk may be particularly high because the Fund may, at times or in general, have substantial exposure to emerging market currencies, and engage in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Investments denominated in foreign (non-U.S.) currencies or that trade in and receive revenues in, foreign (non-U.S.) currencies, or derivatives that provide exposure to foreign (non-U.S.) currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. There is no assurance that a hedging strategy, if used, will be successful. Moreover, currency hedging techniques may be unavailable with respect to emerging market currencies. As a result, the Fund’s investments in foreign currency-denominated, and especially emerging market-currency denominated, securities may reduce the returns of the Fund.

The local emerging market currencies in which the Fund may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries. Some of the local currencies in which the Fund may invest are neither freely convertible into one of the major currencies nor internationally traded. The local currencies may be convertible into other currencies only inside the relevant emerging market where the limited availability of such other currencies may tend to inflate their values relative to the local currency in question. Such internal exchange markets can therefore be said to be neither liquid nor competitive. In addition, many of the currencies of emerging market countries in which the Fund may invest have experienced steady devaluation relative to freely convertible currencies.

Continuing uncertainty as to the status of the euro and the European Monetary Union (“EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial

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markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

There can be no assurance that if the Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw the Fund’s investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investments to lose value.

Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

Debt Securities Risk

Debt securities are generally subject to the risks described below and further herein:

Issuer risk.  The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Interest rate risk.  The market value of debt securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of debt securities will increase as interest rates fall and decrease as interest rates rise, which would be reflected in the Fund’s NAV. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Fund’s management. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate debt securities.

Prepayment risk.  During periods of declining interest rates, borrowers may prepay principal. This may force the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions.

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Principal Risks of the Funds[1]	(Cont.)

Credit risk.  Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates.

Reinvestment risk.  Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate.

Duration and maturity risk.  The Fund may seek to adjust the duration or maturity of its investments in debt securities based on its assessment of current and projected market conditions. The Fund may incur costs in seeking to adjust the average duration or maturity of its portfolio of debt securities. There can be no assurances that the Fund’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful.

Derivatives Risk

The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, the Fund could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by Common Shareholders.

Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse itself.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty. Therefore, it may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, the Fund will be subject to increased liquidity and investment risk.

The Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, Common Shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund, at a time when their investment in the Fund has declined in value, which tax may be at ordinary income rates. The tax treatment of certain derivatives in which the Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by the Fund

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pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective. In such case, the Fund may lose money.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance and cause the Fund to lose value. For instance, on October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with Rule 18f-4 will not be required until August 19, 2022. As the Fund comes into compliance, the Fund’s approach to asset segregation and coverage requirements will be impacted. In addition, Rule 18f-4 could restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund and the Common Shares and/or the Fund’s distribution rate.

Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed issuers involve substantial risks, including the risk of default, or may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid. The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. In any such proceeding relating to a defaulted obligation, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Moreover, any securities received by the Fund upon completion of a workout or bankruptcy proceeding may be less liquid, speculative or restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the securities of a distressed issuer, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Also among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. PIMCO’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in or doing business in emerging markets entails all of the risks of investing in foreign securities noted above, but to a heightened degree.

Investments in emerging market countries pose a greater degree of systemic risk (i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies). The inter-relatedness of economic and financial institutions within and among emerging market economies has deepened over the years, with the effect that institutional failures and/or economic difficulties that are of initially limited scope may spread throughout a country, a region or all or most emerging market countries. This may undermine any attempt by the Fund to reduce risk through geographic diversification of its portfolio.

There is a heightened possibility of imposition of withholding taxes on interest or dividend income generated from emerging market securities. Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. In the past, emerging market countries have nationalized assets, companies and

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Principal Risks of the Funds[1]	(Cont.)

even entire sectors, including the assets of foreign investors, with inadequate or no compensation to the prior owners. There can be no assurance that the Fund will not suffer a loss of any or all of its investments, or interest or dividends thereon, due to adverse fiscal or other policy changes in emerging market countries.

There is also a greater risk that an emerging market government may take action that impedes or prevents the Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Certain emerging market countries have sought to maintain foreign exchange reserves and/or address the economic volatility and dislocations caused by the large international capital flows by controlling or restricting the conversion of the local currency into other currencies. This risk tends to become more acute when economic conditions otherwise worsen. There can be no assurance that if the Fund earns income or capital gains in an emerging market currency or PIMCO otherwise seeks to withdraw the Fund’s investments from a given emerging market country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain emerging market countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain. In addition, it may be impossible to seek legal redress against an issuer that is a sovereign state.

Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. The Fund may also be subject to Emerging Markets Risk if it invests in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities.

Other heightened risks associated with emerging markets investments include without limit (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund’s repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. The Fund may invest to a substantial extent in emerging market securities that are denominated in local currencies, subjecting the Fund to a greater degree of foreign currency risk. Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

Equity Securities and Related Market Risk

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred securities, convertible securities and warrants. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Focused Investment Risk

To the extent that the Fund focuses its investments in a particular industry, the NAV and market price of the Common Shares will be

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more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region.

Foreign (Non-U.S.) Investment Risk

Foreign (non-U.S.) securities may experience more rapid and extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

The Fund may face potential risks associated with the United Kingdom’s departure from the European Union (“EU”). The departure may result in substantial volatility in financial and foreign exchange markets and a sustained weakness in the British pound, the euro and other currencies, which may impact Fund returns. It may also destabilize some or all of the other EU member countries and/or the Eurozone. These developments could result in losses to the Fund, as there may be negative effects on the value of the Fund’s investments and/or on the Fund’s ability to enter into certain transactions or value certain investments, and these developments may make it more difficult for the Fund to exit certain investments at an advantageous time or price. Adverse events triggered by the departure, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Fund’s performance and/or ability to achieve its investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

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Principal Risks of the Funds[1]	(Cont.)

Distribution Rate Risk

Although the Fund may seek to maintain level distributions, the Fund’s distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.

For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. For example, the Fund may have to deploy uninvested assets (whether from purchases of Fund shares, proceeds from matured, traded or called debt obligations or other sources) in new, lower yielding instruments. Additionally, payments from certain instruments that may be held by the Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund’s distributable income and dividend levels.

Foreign Loan Origination Risk

See “Additional Information Regarding the Funds — Changes Occurring During the Reporting Period” for a description of this principal risk.

High Yield Securities Risk

To the extent that the Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”), the Fund may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities, which could have a negative effect on the NAV and market price of the Fund’s Common Shares or Common Share dividends. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities at an advantageous time or price. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.

Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative. To the extent that the Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”), the Fund may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities, which could have a negative effect on the NAV and market price of the Fund’s Common Shares or Common Share dividends. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities at an advantageous time or price. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.

Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the Fund. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The Fund may purchase stressed or distressed securities that are in default or the issuers of which are in bankruptcy, which involve

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(Unaudited)

heightened risks. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service or repay their debt obligations. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of them. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. To the extent the Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative. The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and Common Shares.

Inflation-Indexed Security Risk

Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities (“TIPS”), tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (i.e., the

Consumer Price Index (“CPI”)) will accurately measure the real rate of inflation. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. Additionally, a CPI swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap. With municipal inflation-indexed securities, the inflation adjustment is integrated into the coupon payment, which is federally tax exempt (and may be state tax exempt). For municipal inflation-indexed securities, there is no adjustment to the principal value. Because municipal inflation-indexed securities are a small component of the municipal bond market, they may be less liquid than conventional municipal bonds.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of a change in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. The Fund may not be able to effectively hedge against changes in interest rates or may choose not to do so for cost or other reasons.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). This risk may be particularly acute in the current market environment because market interest rates are currently near historically low levels. Thus, the Fund currently faces a heightened level of interest rate risk.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of eight years would generally be expected to decline by approximately 8% if interest rates rose by one percentage point.

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Principal Risks of the Funds[1]	(Cont.)

Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Interest rates in the United States and many parts of the world are at or near historically low levels. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if the Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security’s or Fund’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if the Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Rising interest rates may result in a decline in value of the Fund’s fixed income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause the Fund to lose value.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Common Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Leverage Risk

The Fund’s use of leverage, if any, creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The Fund’s assets attributable to leverage, if any, will be invested in accordance with the Fund’s investment objectives and policies. Interest expense payable by the Fund with respect to derivatives and other forms of leverage, and dividends payable with respect to preferred shares outstanding, if any, will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, any preferred shares issued by

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(Unaudited)

the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk. Leverage creates several major types of risks for Common Shareholders, including:

∎	the likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

∎

the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

∎

the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Common Shares.

In addition, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Successful use of dollar rolls may depend upon the Investment Manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. In connection with reverse repurchase agreements and dollar rolls, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.

The Fund may engage in total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives. The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to Common Shareholders. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies.

Any total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have seniority over the Fund’s Common Shares.

On October 28, 2020, the SEC adopted Rule 18f-4 under the Act providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with Rule 18f-4 will not be required until August 19, 2022. As the Fund comes into compliance, the Fund’s approach to asset segregation and coverage requirements will be impacted. In addition, Rule 18f-4 could restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund and the Common Shares and/or the Fund’s distribution rate.

Because the fees received by the Investment Manager may increase depending on the types of leverage utilized by the Fund, the Investment Manager has a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Shareholders, on the other hand.

Limited Term Risk

With respect to the PIMCO Dynamic Income Opportunities Fund, unless the limited term provision of the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) is amended by shareholders in accordance with the Declaration, or unless the Fund completes a tender offer, as of a date within twelve months preceding the fund’s dissolution date, to all Common Shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the net asset value per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”) and converts to

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Principal Risks of the Funds[1]	(Cont.)

perpetual existence, the Fund will terminate on or about January 27, 2033 (the “Dissolution Date”). The Fund is not a so-called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. The Fund’s investment objectives and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the Dissolution Date or in an Eligible Tender Offer, and such investors and investors that purchase shares after the completion of this offering may receive more or less than their original investment upon dissolution or in an Eligible Tender Offer.

Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. Beginning one year before the Dissolution Date (the “Wind-Down Period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy and may not achieve its investment objectives. As a result, during the Wind-Down Period, the Fund’s distributions may decrease, and such distributions may include a return of capital. It is expected that Common Shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s automatic dividend reinvestment plan. However, if on the Dissolution Date the Fund owns securities for which no market exists or securities that are trading at depressed prices, such securities may be placed in a liquidating trust. Any such liquidating trust or other similar vehicle is not expected to be a registered investment company. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust. The Fund’s investment objectives and policies are not designed to seek to return investors’ original investment upon termination of the Fund, and investors may receive more or less than their original investment upon termination of the Fund. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Fund could also cause market prices of such instruments, and hence the NAV and market price of the Common Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses.

Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objectives. The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Dissolution Date. During such period(s), it is possible that the Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Fund’s ability to achieve its investment objectives and adversely impact the Fund’s performance and distributions to Common Shareholders, which may in turn adversely impact the market value of the Common Shares. In addition, the Fund may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to Common Shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. The Fund does not limit its investments to securities having a maturity date prior to or around the Dissolution Date, which may exacerbate the foregoing risks and considerations. A Common Shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Dissolution Date.

If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objectives and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and

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the tax basis of the Fund in the investments. Any capital gains recognized on such dispositions, as reduced by any capital losses the Fund realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to Common Shareholders. If the Fund’s tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will be required to distribute to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to a tender offer would have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders.

The purchase of Common Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Common Shareholders. All Common Shareholders remaining after a tender offer may be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Such reduction in the Fund’s total assets may also cause Common Shares to become thinly traded or otherwise negatively impact secondary trading of Common Shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Fund’s Common Shares to trade at a wider discount to NAV than it otherwise would. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, Common Shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer would be canceled, no Common Shares would be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval. Thereafter, the Fund will have a perpetual existence. The Investment Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Common Shareholders may only be able to sell their Shares at a discount to NAV.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. The Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. In such cases, the Fund, due to limitations on investments in illiquid investments and the difficulty in purchasing and

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Principal Risks of the Funds[1]	(Cont.)

selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund invests in securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have greater exposure to liquidity risk.

Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

To the extent the Fund invests in Alt Lending ABS, the Alt Lending ABS in which the Fund invests are typically not listed on any securities exchange and not registered under the Securities Act. In addition, the Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non-existent secondary market. Accordingly, the Fund currently expects that certain of its investments in Alt Lending ABS will face heightened levels of liquidity risk. Although currently, there is generally no active reliable, secondary market for certain Alt Lending ABS, a secondary market for these alternative lending-related instruments may develop.

Loan Origination Risk

See “Additional Information Regarding the Funds — Changes Occurring During the Reporting Period” for a description of this principal risk.

Loans and Other Indebtedness; Loan Participations and Assignments Risk

Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in all or a portion of a loan acquired in secondary markets. It may also take the form of loan originations in the case of PCI and PDI. In addition to credit risk and interest rate risk, the Fund’s exposure to loan interests may be subject to additional risks. For example, purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of the loan. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.

Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.

The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign or sell such securities to a third party. Because there is no liquid market for many such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular loans and loan participations

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when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio.

To the extent the Fund invests in loans, including bank loans, or originates loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and may be more volatile than other types of securities. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in loans. In addition, the loans in which the Fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in loans may involve greater costs than transactions in more actively traded securities. In connection with certain loan transactions, transaction costs that are borne by the Fund may include the expenses of third parties that are retained to assist with reviewing and conducting diligence, negotiating, structuring and servicing a loan transaction, and/or providing other services in connection therewith. Furthermore, the Fund may incur such costs in connection with loan transactions that are pursued by the Fund but not ultimately consummated (so-called “broken deal costs”). Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads, among other factors, may, in certain circumstances, make loans more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for the loans and/or may result in the Fund not receiving the proceeds from a sale of a loan for an extended period after such sale, each of which could result in losses to the Fund. Some loans may have extended trade settlement periods, including settlement periods of greater than seven days, which may result in cash not being immediately available to the Fund. If an issuer of a loan prepays or redeems the loan prior to maturity, the Fund may have to reinvest the proceeds in other loans or similar instruments that may pay lower interest rates. Because of the risks involved in investing in loans, an investment in the Fund should be considered speculative.

The Fund’s investments in subordinated and unsecured loans generally are subject to similar risks as those associated with investments in secured loans. Subordinated or unsecured loans are lower in priority of payment to secured loans and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated and unsecured loans generally have greater price volatility than secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in subordinated or unsecured loans, which would create greater credit risk exposure for the holders of such loans. Subordinate and unsecured loans share the same risks as other below investment grade securities.

There may be less readily available information about most loans and the underlying borrowers than is the case for many other types of securities. Loans may be issued by companies that are not subject to SEC reporting requirements and therefore may not be required to file reports with the SEC or may file reports that are not required to comply with SEC form requirements. In addition, such companies may be subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Because there is limited public information available regarding loan investments, the Fund is particularly dependent on the analytical abilities of the Fund’s portfolio managers.

Economic exposure to loan interests through the use of derivative transactions may involve greater risks than if the Fund had invested in the loan interest directly during a primary distribution or through assignments of, novations of or participations in a loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.

The risks described in the principal risk titled “Loans and Other Indebtedness; Loan Participations and Assignments Risk” also apply to loans originated by PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments

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Principal Risks of the Funds[1]	(Cont.)

as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent the Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. The Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent the Fund from purchasing a security expected to appreciate in value. Additionally, actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of the services of one or more key employees of PIMCO could have an adverse impact on the Fund’s ability to realize its investment objectives.

In addition, the Fund may rely on various third-party sources to calculate its NAV. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Fund may be unable to recover any losses associated with such failures.

Market Discount Risk

The price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV.

Market Disruptions Risk

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation, other factors relating to the Fund’s investments or the Investment Manager’s operations and the value of an investment in the Fund, its distributions and its returns. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

The U.S. Federal Reserve has made emergency interest-rate cuts, moving short-term rates to near zero, issued forward guidance that rates will remain low until the economy weathers the COVID-19 crisis, and resumed quantitative easing. Additionally, Congress has approved stimulus to offset the severity and duration the adverse economic effects of COVID-19-and related disruptions in economic and business activity. Dozens of central banks across Europe, Asia, and elsewhere have announced and/or adopted similar economic relief packages. The introduction and adoption of these packages could cause market disruptions and volatility. In addition, the end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature.

Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce

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consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to the Fund’s investment in fixed income securities. Interest rates in the U.S. are near historically low levels. Any interest rate increases in the future could cause the value of any Fund that invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.

Mortgage-Related Derivative Instruments Risk

The Fund may engage in derivative transactions related to mortgage-backed securities, including purchasing and selling exchange-listed and OTC put and call options, futures and forwards on mortgages and mortgage-backed securities. The Fund may also invest in mortgage-backed securities credit default swaps, which include swaps the reference obligation for which is a mortgage-backed security or related index, such as the CMBX Index (a tradeable index referencing a basket of commercial mortgage-backed securities), the TRX Index (a tradeable index referencing total return swaps based on commercial mortgage-backed securities) or the ABX (a tradeable index referencing a basket of sub-prime mortgage-backed securities). The Fund may invest in newly developed mortgage related derivatives that may hereafter become available.

Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flows and the market value of these derivative instruments. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative instruments may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Mortgage-related derivative instruments involve risks associated with mortgage-related and other asset-backed instruments, privately-issued mortgage-related securities, the mortgage market, the real estate industry, derivatives and credit default swaps.

Mortgage-Related and Other Asset-Backed Instruments Risk

Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause the Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed instruments may be largely dependent upon the cash flows generated by the assets backing the instruments, and asset-backed instruments may not have the benefit of any security interest in the related assets.

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Principal Risks of the Funds[1]	(Cont.)

Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate mortgage-backed or asset-backed instruments will not be fully paid.

There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. The Fund expects that investments in the lowest tranche of or subordinate mortgage-backed and other asset-backed instruments will be subject to the greatest risks of losing part or all of their values, which could arise from delinquencies and foreclosures, thereby exposing the Fund’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed instruments that are more highly rated.

The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties in the past that adversely affected the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) may increase, and a decline in or flattening of housing and other real property values may exacerbate such delinquencies and losses. In addition, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

With respect to risk retention tranches (i.e., eligible residual interests initially held by the sponsors of CMBS and other eligible securitizations pursuant to the U.S. Risk Retention Rules), a third-party purchaser, such as the Fund, must hold its retained interest, unhedged, for at least five year following the closing of the CMBS transaction, after which it is entitled to transfer its interest in the securitization to another person that meets the requirements for a third-party purchaser. Even after the required holding period has expired, due to the generally illiquid nature of such investments, no assurance can be given as to what, if any, exit strategies will ultimately be available for any given position.

In addition, there is limited guidance on the application of the Final U.S. Risk Retention Rules to specific securitization structures. There can be no assurance that the applicable federal agencies charged with the implementation of the Final U.S. Risk Retention Rules (the FDIC, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the Final U.S. Risk Retention Rules will not change.

Furthermore, in situations where the Fund invests in risk retention tranches of securitizations structured by third parties, the Fund may be required to execute one or more letters or other agreements, the exact form and nature of which will vary (each, a “Risk Retention Agreement”) under which it will make certain undertakings designed to ensure such securitization complies with the Final U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach.

New Fund Risk

With respect to the PIMCO Dynamic Income Opportunities Fund, a new fund’s performance may not represent how the fund is expected to or may perform in the long term if and when it has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in a new fund, such as the Fund. New funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the fund is fully invested. Similarly, a new fund’s investment strategy may require a longer period of time to show returns that are

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representative of the strategy. New funds have limited performance histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new fund were to fail to successfully implement its investment strategies or achieve its investment objectives, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.

Non-Diversification Risk

The PIMCO Dynamic Income Opportunities Fund is “non-diversified,” which means that the Fund may invest a significant portion of its assets in the securities of a smaller number of issuers than a diversified fund. Focusing investments in a small number of issuers increases risk. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Fund may be subject to increased economic, business or political risk to the extent that it invests a substantial portion of its assets in a particular currency, in a group of related industries, in a particular issuer, in the bonds of similar projects or in a narrowly defined geographic area outside the U.S. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Act, the Fund intends to qualify as a regulated investment company accorded special tax treatment under the Code, which imposes its own diversification requirements.

Other Investment Companies Risk

When investing in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to same leverage risks.

Operational Risk

An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Platform Risk

The Alt Lending ABS in which the Fund may invest are typically not listed on any securities exchange and not registered under the 1933 Act. In addition, the Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non-existent secondary market. Accordingly, a Fund that invests in Alt Lending ABS would expect that certain of the investments it may make in Alt Lending ABS will face heightened levels of liquidity risk. Although currently there is generally no active reliable, secondary market for certain Alt Lending ABS, a secondary market for these Alt Lending ABS may develop. If the Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

The Fund may have limited knowledge about the underlying loans and is dependent upon the platform for information regarding underlying loans. The Fund generally does not have the ability to independently verify the information provided by the platforms, other than payment information regarding loans underlying the Alt Lending ABS owned by the Fund, which the Fund observes directly as payments are received. With respect to Alt Lending ABS that the Fund purchases in the secondary market (i.e., not directly from an alternative lending platform), the Fund may not perform the same level of diligence on such platform or at all. The Fund may not review the particular characteristics of the loans collateralizing an Alt Lending ABS, but rather negotiate in advance with platforms the general criteria of the underlying loans. As a result, the Fund is dependent on the platforms’ ability to collect, verify and provide information to the Fund about each loan and borrower.

The Fund relies on the borrower’s credit information, which is provided by the platforms. However, such information may be out of date, incomplete or inaccurate and may, therefore, not accurately reflect the borrower’s actual creditworthiness. Platforms may not have an obligation to update borrower information, and, therefore, the Fund may not be aware of any impairment in a borrower’s creditworthiness subsequent to the making of a particular loan. The platforms’ credit decisions and scoring models may be based on algorithms that could

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potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on the Fund’s performance.

In addition, the underlying loans, in some cases, may be affected by the success of the platforms through which they are facilitated. Therefore, disruptions in the businesses of such platforms may also negatively impact the value of the Fund’s investments. In addition, disruption in the business of a platform could limit or eliminate the ability of the Fund to invest in loans originated by that platform, and therefore the Fund could lose some or all of the benefit of its diligence effort with respect to that platform.

Platforms are for-profit businesses that, as a general matter, generate revenue by collecting fees on funded loans from borrowers and by assessing a loan servicing fee on investors, which may be a fixed annual amount or a percentage of the loan or amounts collected. This business could be disrupted in multiple ways; for example, a platform could file for bankruptcy or a platform might suffer reputational harm from negative publicity about the platform or alternative lending more generally and the loss of investor confidence in the event that a loan facilitated through the platform is not repaid and the investor loses money on its investment. Many platforms and/or their affiliates have incurred operating losses since their inception and may continue to incur net losses in the future, particularly as their businesses grow and they incur additional operating expenses. Platforms may also be forced to defend legal action taken by regulators or governmental bodies. Alternative lending is a newer industry operating in an evolving legal environment. Platforms may be subject to risk of litigation alleging violations of law and/or regulations, including, for example, consumer protection laws, whether in the U.S. or in foreign jurisdictions. Platforms may be unsuccessful in defending against such lawsuits or other actions and, in addition to the costs incurred in fighting any such actions, platforms may be required to pay money in connection with the judgments, settlements or fines or may be forced to modify the terms of its borrower loans, which could cause the platform to realize a loss or receive a lower return on a loan than originally anticipated. Platforms may also be parties to litigation or other legal action in an attempt to protect or enforce their rights or those of affiliates, including intellectual property rights, and may incur similar costs in connection with any such efforts.

The Fund’s investments in Alt Lending ABS may expose the Fund to the credit risk of the issuer. Generally, such instruments are unsecured obligations of the issuer; an issuer that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its obligations to the Fund, even if the payments on the underlying loan or loans continue to be made timely and in full. In addition, when the Fund owns Alt Lending ABS, the Fund and its custodian generally does not have a contractual relationship with, or personally identifiable information regarding, individual borrowers, so the Fund will not be able to enforce underlying loans directly against borrowers and may not be able to appoint an alternative servicing agent in the event that a platform or third-party servicer, as applicable, ceases to service the underlying loans. Therefore, the Fund is more dependent on the platform for servicing than if the Fund had owned whole loans through the platform. Where such interests are secured, the Fund relies on the platform to perfect the Fund’s security interest. In addition, there may be a delay between the time the Fund commits to purchase an instrument issued by a platform, its affiliate or a special purpose entity sponsored by the platform or its affiliate and the issuance of such instrument and, during such delay, the funds committed to such an investment will not earn interest on the investment nor will they be available for investment in other alternative lending-related instruments, which will reduce the effective rate of return on the investment. The Fund’s investments in Alt Lending ABS may be illiquid.

Portfolio Turnover Risk

The Investment Manager manages the Fund without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts and other derivative instruments may involve the payment of commissions to futures commission merchants or other intermediaries. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact the Fund’s after-tax returns.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities

The Investment Manager is involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Manager may provide investment management services to other funds and discretionary managed accounts that follow an

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investment program similar to that of the Fund. Subject to the requirements of the Act, the Investment Manager intends to engage in such activities and may receive compensation from third parties for its services. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by the Investment Manager or its affiliates, including proprietary accounts, achieve profits on their trading.

Preferred Securities Risk

In addition to equity securities risk, credit risk and possibly high yield risk, investment in preferred securities involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. In order to receive the special treatment accorded to regulated investment companies and their shareholders under the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Privacy and Data Security Risk

The Fund generally does not intend to obtain or hold borrowers’ non-public personal information, and the Fund intends to implement procedures designed to prevent the disclosure of borrowers’ non-public personal information to the Fund. However, service providers to the Fund or its direct or indirect fully-owned subsidiaries, including their custodians and the platforms acting as loan servicers for the Fund or its direct or indirect fully-owned subsidiaries, may obtain, hold or process such information. The Fund cannot guarantee the security of non-public personal information in the possession of such a service provider and cannot guarantee that service providers have been and will continue to comply with the Gramm-Leach-Bliley Act (“GLBA”), other data security and privacy laws and any other related regulatory requirements. Violations of GLBA and other laws could subject the Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund. The Fund may also face regulations related to privacy and data security in the other jurisdictions in which the Fund invests.

Private Placements Risk

A private placement involves the sale of securities that have not been registered under the 1933 Act, or relevant provisions of applicable non-U.S. law, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Privately-Issued Mortgage-Related Securities Risk

There are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Privately-issued mortgage-related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.

Privately-issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Real Estate Risk

To the extent that the Fund invests in real estate related investments, including REITs, real estate-related loans or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible

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adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that the Fund invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. By investing in REITs indirectly through the Fund, a shareholder will indirectly bear his or her proportionate share of the expenses of the REITs. The Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make distributions. An investment in a REIT or a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for favorable tax treatment under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products are generally illiquid. This reduces the ability of the Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.

Regulatory Changes Risk

Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions. Actions by governmental entities may also impact certain instruments in which the Fund invests. Actions by governmental entities may also impact certain instruments in which the Fund invests.

Moreover, government regulation may have unpredictable and unintended effects. Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Fund’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.

Current rules related to credit risk retention requirements for asset-backed securities may increase the cost to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Fund may invest. The impact of the risk retention rules on the securitization markets is uncertain. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to such Fund as an investor in such vehicles. In addition, the costs imposed by the risk retention rules on originators, securitizers and/or collateral managers may result in a reduction of the number of new offerings of asset-backed securities and thus in fewer investment opportunities for the Fund. A reduction in the number of new securitizations could also reduce liquidity in the markets for certain types of financial assets, which in turn could negatively affect the returns on the Fund’s investment.

Regulatory Risk — Commodity Pool Operator

The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the CEA and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments.

Regulatory Risk — LIBOR

The Fund’s investments (including, but not limited to, repurchase agreements, collateralized loan obligations and mortgage-backed securities), payment obligations and financing terms may rely in some fashion on LIBOR. LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. On July 27, 2017, the Chief Executive of the FCA announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the ICE Benchmark Administration (“IBA”), the administrator of LIBOR, announced that it will cease publication of many of its LIBOR settings after December 31, 2021, and that it will cease publication of certain commonly-used tenors of U.S. dollar LIBOR after June 30, 2023. While the FCA may consult on the issue of requiring the IBA to produce certain LIBOR tenors on a synthetic basis, it has announced that all 35 LIBOR settings will either cease to be provided by any administrator or will no longer be representative as of the dates published by the IBA. The Board of Governors of the Federal Reserve System, Office of the Comptroller of the Currency, and Federal Deposit Insurance

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Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or illiquidity as a result of the transition process. In addition, interest rate provisions included in such contracts, or in contracts or other arrangements entered into by the Fund, may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Fund, a change in the cost of borrowing or the dividend rate for any preferred shares that may be issued by the Fund, or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Reinvestment Risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and the market price, NAV and/or overall return of the Common Shares.

Repurchase Agreements Risk

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund would seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements may be or become illiquid. These events could also trigger adverse tax consequences for the Fund.

Restricted Securities Risk

A private placement involves the sale of securities that have not been registered under the Securities Act or relevant provisions of applicable non-U.S. law to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Until the Fund can sell such securities into the public markets, its holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

Securities Lending Risk

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan. Cash collateral received by the Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Fund bears the risk of such investments.

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Principal Risks of the Funds[1]	(Cont.)

Segregation and Coverage Risk

Certain portfolio management techniques, such as, among other things, entering into reverse repurchase agreement transactions, swap agreements, futures contracts or other derivative transactions, purchasing securities on a when-issued or delayed delivery basis or engaging in short sales may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. At times, all or a substantial portion of the Fund’s liquid assets may be segregated for purposes of various portfolio transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Senior Debt Risk

The Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Short Exposure Risk

The Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long security positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for long periods of time. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Special Purpose Acquisition Companies (“SPACs”) Risk

See “Additional Information Regarding the Funds—Changes Occurring During the Reporting Period” for a description of this principal risk.

Smaller Company Risk

The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Sovereign Debt Risk

In addition to the other risks applicable to debt investments, sovereign debt may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity’s failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the

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demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to the Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond the Fund’s control, may result in a loss in value of the Fund’s sovereign debt holdings.

Structured Investments Risk

Holders of structured products, including structured notes, credit-linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments.

Subprime Risk

Loans, and debt instruments collateralized by loans, acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. The Fund is not restricted by any particular borrower credit criteria when acquiring loans or debt instruments collateralized by loans.

Subsidiary Risk

To the extent the Fund invests through one or more of its subsidiaries, the Fund would be exposed to the risks associated with such subsidiary’s investments. Such subsidiaries would likely not be registered as investment companies under the Act and therefore would not be subject to all of the investor protections of the Act. Changes in the laws of the United States and/or the jurisdiction in which a subsidiary is organized could result in the inability of the Fund and/or the subsidiary to operate as intended and could adversely affect the Fund.

Synthetic Convertible Securities Risk

The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Tax Risk

The Fund has elected to be treated as a “regulated investment company” (a “RIC”) under the Code and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, that are distributed (or deemed distributed, as described below) to shareholders. In order to qualify and be eligible for such treatment, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for such year from certain types of qualifying income, and distribute to its shareholders at least 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).

The Fund’s investment strategy will potentially be limited by its intention to continue qualifying for treatment as a RIC and can limit the Fund’s ability to continue qualifying as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to regulated investment companies is uncertain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify or be eligible for such treatment.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders

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Principal Risks of the Funds[1]	(Cont.)	(Unaudited)

would be subject to further tax on such distributions to the extent of the Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk

Certain U.S. Government Securities such as U.S. Treasury bills, notes and bonds and mortgage-related securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the agency, instrumentality or corporation. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. Yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. The values of U.S. Government Securities change as interest rates fluctuate.

Valuation Risk

Certain securities in which the Fund invests may be less liquid and more difficult to value than other types of securities. When market quotations or pricing service prices are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Zero-Coupon Bond, Step-Ups and Payment-In-Kind Securities Risk

The market prices of zero-coupon, step-ups and payment-in-kind securities are generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Because zero-coupon securities bear no interest, their prices are especially volatile. And because zero-coupon bondholders do not receive interest payments, the prices of zero-coupon securities generally fall more dramatically than those of bonds that pay interest on a current basis when interest rates rise. The market for zero-coupon and payment-in-kind securities may suffer decreased liquidity. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for treatment as a RIC and to avoid Fund-level U.S. federal income and/or excise taxes, the Fund is required to distribute to its shareholders any income it is deemed to have received in respect of such investments, notwithstanding that cash has not been received currently, and the value of paid-in-kind interest. Consequently, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Fund’s exposure to these securities. Zero coupon bonds, step-ups and payment-in-kind securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

232	PIMCO CLOSED-END FUNDS

Risk Management Strategies[1]	(Unaudited)

A Fund may (but is not required to) use various investment strategies to attempt to hedge exposure to reduce the risk of price fluctuations of its portfolio securities, the risk of loss, and to preserve capital. Derivatives strategies and instruments that a Fund may use include, among others, reverse repurchase agreements; interest rate swaps; total return swaps; credit default swaps; basis swaps; other types of swap agreements or options thereon; dollar rolls; futures and forward contracts (including foreign currency exchange contracts); short sales; options on financial futures; options based on either an index of municipal securities or taxable debt securities whose prices, PIMCO believes, correlate with the prices of the Fund’s investments; other derivative transactions; loans of portfolio securities and when-issued, delayed delivery and forward commitment transactions. Income earned by a Fund from its hedging and related transactions may be subject to one or more special U.S. federal income tax rules that can affect the amount, timing and/or character of distributions to holders of the Fund’s Common Shares. For instance, many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on a Fund’s investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that PIMCO will determine to use them for a Fund or, if used, that the strategies will be successful. PIMCO may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions. In addition, a Fund may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more ratings agencies that may issue ratings on any preferred shares issued by the Fund. A Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s leverage begins (or is expected) to adversely affect holders of its Common Shares. In order to attempt to offset such a negative impact of leverage on holders of Common Shares, a Fund may shorten the average maturity or duration of its investment portfolio (by investing in short-term, high quality securities or implementing certain hedging strategies). Should a Fund issue preferred shares, the Fund also may attempt to reduce leverage by redeeming or otherwise purchasing preferred shares or by reducing any holdings in other instruments that create leverage. The success of any such attempt to limit leverage risk depends on PIMCO’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, a Fund may not be successful in managing its interest rate exposure in the manner described above. In addition, each Fund has adopted certain investment limitations designed to limit investment risk. See “Fundamental Investment Restrictions” below for a description of these limitations.

1 Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Funds sections.

ANNUAL REPORT	|	JUNE 30, 2021	233

Effects of Leverage[1]	(Unaudited)

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s continued use of reverse repurchase agreements as of June 30, 2021 as a percentage of total managed assets (including assets attributable to such leverage), the estimated annual effective interest expense rate payable by the Fund on such instruments (based on market conditions as of June 30, 2021, and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of the reverse repurchase agreements based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

	PCM Fund, Inc. (PCM)	PIMCO Global StocksPLUS® & Income Fund (PGP)	PIMCO Income Opportunity Fund (PKO)	PIMCO Strategic Income Fund, Inc. (RCS)	PIMCO Dynamic Credit and Mortgage Income Fund (PCI)	PIMCO Dynamic Income Fund (PDI)	PIMCO Dynamic Income Opportunities Fund (PDO)

Reverse Repurchase Agreements as a Percentage of Total Managed Assets (Including Assets Attributable to Reverse Repurchase Agreements)	42.37%	32.49%	42.81%	42.49%	43.38%	40.93%	46.50%

Estimated Annual Effective Interest Expense Rate Payable by Fund on Reverse Repurchase Agreements	1.14%	0.75%	0.76%	0.63%	0.99%	0.96%	0.56%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Reverse Repurchase Agreements	0.48%	0.24%	0.33%	0.27%	0.43%	0.39%	0.26%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(18.19)%	(15.17)%	(18.06)%	(17.85)%	(18.42)%	(17.60)%	(19.18)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(9.51)%	(7.77)%	(9.31)%	(9.16)%	(9.59)%	(9.13)%	(9.83)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(0.84)%	(0.36)%	(0.57)%	(0.46)%	(0.76)%	(0.67)%	(0.49)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	7.84%	7.04%	8.17%	8.23%	8.07%	7.80%	8.86%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	16.52%	14.45%	16.91%	16.93%	16.90%	16.26%	18.21%

Common Share total return is composed of two elements — the distributions paid by a Fund to holders of Common Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s Common Shares, the value of which is determined by market forces and other factors.

Should a Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, a Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

1 Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Funds sections.

234	PIMCO CLOSED-END FUNDS

Fundamental Investment Restrictions[1]	(Unaudited)

PCM Fund, Inc.

The Fund’s investment objectives and the following investment restrictions are fundamental policies, and, except as described below, the Fund may not, without the approval of the holders of a majority of the Fund’s outstanding Common Shares and, if issued, preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class, change its investment objectives or:

(1)

Issue senior securities (including borrowing money for other than temporary purposes) in excess of the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted transactions involving derivative instruments, when-issued and forward commitment transactions and other permitted investment strategies.

(2)	Make investments for the purpose of exercising control or management.

(3)

Purchase or sell real estate, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon and other derivative instruments.

(4)	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

(5)

Make loans to other persons, except (i) to the extent that the Fund may be deemed to be making loans by purchasing debt securities and entering into repurchase agreements in accordance with its investment objectives, policies and limitations and (ii) the Fund may lend its portfolio securities.

(6)

Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and may make margin deposits in connection with the entry into of positions in financial future contracts and options thereon and other derivative instruments.

(7)	Make short sales of securities in a manner inconsistent with the 1940 Act, as it may be interpreted from time to time, or in excess of 25% of the value of the Fund’s total assets.

In addition, as a matter of fundamental policy:

(8)

The Fund, under normal circumstances, will invest at least 25% of its total assets (i.e. concentrate) in privately-issued mortgage-related securities not issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value at the time of investment) (i.e. concentrate) would be invested in a single industry (for purposes of this restriction, investment companies are not considered to be part of any industry).

In addition, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

PIMCO Global StocksPLUS® & Income Fund

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares, voting together as a single class:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(2)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein.

(3)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to certain restrictions, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)

Borrow money or issue any senior security, except to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5)	Make loans, except to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(6)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In addition, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or

ANNUAL REPORT	|	JUNE 30, 2021	235

Fundamental Investment Restrictions[1]	(Cont.)

guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

PIMCO Income Opportunity Fund

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest voting as a separate class:

(1)

Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(2)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein.

(3)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to certain restrictions, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)

Borrow money or issue any senior security, except to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5)	Make loans, except to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(6)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In addition, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

PIMCO Strategic Income Fund, Inc.

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares, voting together as a single class:

(1)

Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

(2)

Borrow money, except that the Fund may engage in reverse repurchase agreements and dollar roll transactions and may borrow in an amount not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) valued at market, less liabilities (not including the amount borrowed) at the time the borrowing is made, and may use the proceeds of such borrowing for investment purposes. In addition, the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund’s total assets (not including the amount borrowed) provided that the total amount borrowed by the Fund for any purpose does not exceed 33 1/3% of its total assets.

(3)

Pledge, hypothecate, mortgage, or otherwise encumber its assets except to secure borrowings and as margin or collateral for financial futures, swaps and other negotiable transactions in the over-the-counter market.

(4)	Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter in the course of disposing of portfolio securities.

(5)

Purchase or sell real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured by real estate or interests in real estate and may purchase securities by companies that invest or deal in real estate.

(6)	Invest in commodities, except that the Fund may invest in futures contracts and options thereon, and options on currencies.

(7)

Make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and loans of portfolio securities consistent with the Fund’s investment objectives and policies.

(8)

Invest in securities of other investment companies registered or required to be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, or to the extent permitted by the 1940 Act.

236	PIMCO CLOSED-END FUNDS

(Unaudited)

(9)

Purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal securities business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities, including securities issued by any agency or instrumentality of the U.S. government, and related repurchase agreements.

In addition, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

PIMCO Dynamic Credit and Mortgage Income Fund

The investment restrictions set forth below are each a fundamental policy of the Fund that may not, be changed without the approval of the holders of a majority of the Fund’s outstanding Common Shares and, if issued, preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. The Fund may not:

(1)

Purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value at the time of investment) would be invested in a single industry (for purposes of this restriction, investment companies are not considered to be part of any industry). The Fund will normally invest at least 25% of its total assets (i.e., concentrate) in privately-issued mortgage-related securities not issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities.

(2)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein.

(3)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to certain restrictions, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)

Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5)	Make loans, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(6)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In addition, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

PIMCO Dynamic Income Fund

The investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest voting as a separate class. The Fund may not:

(1)

Purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value at the time of investment) would be invested in a single industry (for purposes of this restriction, investment companies are not considered to be part of any industry). As a fundamental policy, the Fund, under normal circumstances, will invest at least 25% of its total assets in mortgage-related securities not issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities and other investments that the Fund’s investment adviser or sub-adviser determines have the same primary economic characteristics.

(2)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein.

(3)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to certain restrictions, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

ANNUAL REPORT	|	JUNE 30, 2021	237

Fundamental Investment Restrictions[1]	(Cont.)	(Unaudited)

(4)

Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5)	Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction.

(6)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In addition, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

PIMCO Dynamic Income Opportunities Fund

The investment restrictions set forth below are each a fundamental policy of the Fund that may not, be changed without the approval of the holders of a majority of the Fund’s outstanding Common Shares and, if issued, preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. The Fund may not:

(1)

Except for mortgage-related assets as described in the next sentence, purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value at the time of investment) would be invested in a single industry (for purposes of this restriction, investment companies are not considered to be part of any industry). As a fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in mortgage-related assets issued by government agencies or other governmental entities or by private originators or issuers, which for purposes of this investment restriction the Fund treats collectively as an industry or group of related industries.

(2)	Purchase or sell real estate, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(3)

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction. This restriction shall not prohibit the Fund from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)

Borrow money or issue any senior security, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5)	Make loans, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(6)

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

1 References herein to “majority of the outstanding,” when used with respect to particular shares of a Fund (whether voting together as a single class or voting as separate classes), has the meaning set forth in the Investment Company Act of 1940, as amended. Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Funds sections.

238	PIMCO CLOSED-END FUNDS

Management of the Funds	(Unaudited)

The chart below identifies Trustees/Directors and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

A list of officers and trustees of PIMCO containing information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is included in the most recent Form ADV filed by PIMCO pursuant to the Investment Advisers Act of 1940.

A Fund’s Statement of Additional Information, if available, includes more information about the Trustees/Directors and Officers. To request a free copy, call PIMCO at (844) 33-PIMCO.

Trustees/Directors

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director	Other Directorships Held by Trustee/ Director During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee/ Director	Trustee/Director of RCS, PGP, PCM and PKO since 2011, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PGP, the 2020-2021 fiscal year for PCM, PKO, RCS and PDI and the 2021-2022 fiscal year for PCI. Trustee of PDO since 2021.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	30	Trustee, Allianz Funds (2011- 2021); Trustee, Virtus Funds (2021-Present).

Sarah E. Cogan 1956	Trustee/Director	Since January 2019, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PGP, the 2020-2021 fiscal year for PDI and the 2021-2022 fiscal year for RCS, PKO, PCI and PCM. Trustee of PDO since 2021.	Retired Partner, Simpson Thacher & Bartlett LLP (law firm); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013). Formerly, Partner, Simpson Thacher & Bartlett LLP (1989-2018).	30	Trustee, Allianz Funds (2019- 2021); Trustee, Virtus Funds (2021-Present).

Hans W. Kertess 1939	Trustee/Director	Director of PCM and RCS since 2008, Trustee of PCI since 2013, Trustee of PGP since 2005, Trustee of PKO since 2007 and Trustee of PDI since 2012, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PCM, PCI and RCS and the 2020-2021 fiscal year for PKO, PDI and PGP. Trustee of PDO since 2021.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	30	Trustee, Allianz Funds (2004-2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present).

Joseph B. Kittredge, Jr. 1954	Trustee/Director	Trustee/Director of PCM, RCS, PKO, PGP, PDI and PCI since 2020, expected to stand for election at the annual meeting of shareholders held during the 2020-2021 fiscal year for PCM, PKO and PCI, and for re-election at the annual meeting of shareholders held during the 2021-2022 fiscal year for PGP and the 2022-2023 fiscal year for RCS and PDI. Trustee of PDO since 2021.	Trustee, Vermont Law School (since 2019); Director and Treasurer, Center for Reproductive Rights (since 2015); Formerly, Director (2013-2020) and Chair (2018-2020), ACLU of Massachusetts; General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-2018) and Partner (2007-2018); President, GMO Trust (institutional mutual funds) (2009-2018); Chief Executive Officer, GMO Trust (2009-2015); President and Chief Executive Officer, GMO Series Trust (platform based mutual funds) (2011-2013).	30	Trustee, GMO Trust (2010-2018); Chairman of the Board of Trustees, GMO Series Trust (2011-2018).

William B. Ogden, IV 1945	Trustee/Director	Trustee/Director of PCM, RCS and PKO since 2008, Trustee of PGP since 2006, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PCM, the 2020-2021 fiscal year for PGP and the 2021-2022 fiscal year for RCS, PKO, PDI, and PCI. Trustee of PDO since 2021.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	30	Trustee, Allianz Funds (2006- 2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present).

ANNUAL REPORT	|	JUNE 30, 2021	239

Management of the Funds	(Cont.)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director	Other Directorships Held by Trustee/ Director During the Past 5 Years

Alan Rappaport 1953	Trustee/Director	Trustee/Director of RCS, PCM, PGP and PKO since 2012, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PGP, PKO and PCI, the 2020-2021 fiscal year end for RCS and PCM and the 2021-2022 fiscal year end for PDI. Trustee of PDO since 2021.	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	30	Trustee, Allianz Funds (2010- 2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present).

E. Grace Vandecruze 1963	Trustee	Trustee of the Funds since 2021.	Founder and Managing Director, Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006); Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (since 2015); Director, The Doctors Company, a medical malpractice insurance company (since 2020); Chief Financial Officer, Athena Technology Acquisition Corp, a special purpose acquisition company (since 2021); Director, Link Logistic REIT, a real estate company (since 2021); Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021); and Director, Wharton Graduate Executive Board. Formerly, Director, Resolution Holdings (2015-2019). Formerly, Director, SBLI USA, a life insurance company (2015-2018).	30	None

Interested Trustees*

David N. Fisher 1968	Trustee/Director	Since January 2019, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PDI and PKO and the 2020-2021 fiscal year for RCS, PCM, PCI and PGP. Trustee of PDO since 2021.	Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts, PIMCO (since 2021); Managing Director and Head of Traditional Product Strategies, PIMCO (2015-2021); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	30	None

John C. Maney** 1959	Trustee/Director	Director of RCS and PCM since 2008, Trustee of PGP since 2006, Trustee of PKO since 2007, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2022-2023 fiscal year for PCI and the 2021-2022 fiscal year for RCS, PCM, PGP, PKO and PDI. Trustee of PDO since 2021.	Consultant to PIMCO since January 2020; Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Managing Director of Allianz Asset Management of America L.P. (2005-2019); member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P (2006-2019); Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	30	None

*	The Trustee/Director is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliations with PIMCO and its affiliates.
**	Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, Califorinia 92660.

240	PIMCO CLOSED-END FUNDS

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Eric D. Johnson[1] 1970	President	Since 2019	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan G. Leshaw[1] 1980	Chief Legal Officer	Since 2019	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner 1976	Senior Vice President	Since 2019	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow[1] 1970	Senior Vice President	Since 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit[1] 1981	Vice President, Senior Counsel and Secretary	Since 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer[1] 1976	Vice President	Since 2020	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Elizabeth A. Duggan[1] 1964	Vice President	Since March 2021	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck[1] 1977	Vice President	Since 2020	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Treasurer	Since January 2021	Senior Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen Miller 1980	Deputy Treasurer	Since 2020	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown[2] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans[1] 1982	Assistant Treasurer	Since 2019	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler[2] 1982	Assistant Treasurer	Since 2015	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

(1)	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
(2)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	JUNE 30, 2021	241

Approval of Investment Management Agreement

PCM, PGP, PKO, RCS, PCI, PDI

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees/Directors (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of each of PCM Fund, Inc. (“PCM”), PIMCO Global StocksPLUS® & Income Fund (“PGP”), PIMCO Income Opportunity Fund (“PKO”), PIMCO Strategic Income Fund, Inc. (“RCS”), PIMCO Dynamic Credit and Mortgage Income Fund (“PCI”), and PIMCO Dynamic Income Fund (“PDI”) (each, a “Fund” and, collectively, the “Funds”), voting separately, annually approve the continuation of the Investment Management Agreement between each Fund and Pacific Investment Management Company LLC (“PIMCO”) (each, an “Investment Management Agreement”). At a meeting held by videoconference1 on June 29-30, 2021 (the “Approval Meeting”), the Board, including the Independent Trustees, formally considered and unanimously approved the continuation of each Investment Management Agreement for an additional one-year period commencing on August 1, 2021. In addition, the Board considered and unanimously approved the continuation of the Investment Management Agreements between PIMCO and each of PDILS I LLC and PCILS I LLC, each wholly-owned subsidiaries of, respectively, PDI and PCI (each, a “Wholly-Owned Subsidiary” and, collectively, the “Wholly- Owned Subsidiaries”) (collectively, the “Subsidiary Agreements” and, together with each Investment Management Agreement, the “Agreements”), each for the same additional one-year period.

In addition to the Approval Meeting, the annual contract review process with respect to the Agreements involved multiple discussions and meetings with members of the Contracts Committee of the Board (the “Committee”) and the full Committee (the Approval Meeting, together with such discussions and meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from Fund management attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in considering each Agreement and the fees paid thereunder.

In connection with their deliberations regarding the proposed continuation of the Agreements, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreements. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreements.

In evaluating each Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions, inclusive of follow-up inquires, submitted by the Independent Trustees and Independent Counsel. It also met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to the Funds. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value (“NAV”), market value (both absolute and compared against its Broadridge Performance Universe (as defined below)) and distribution yield, use of leverage (if applicable), information regarding share price premiums and/or discounts, risks, and other portfolio information, including the use of derivatives if used as part of the Fund’s strategy, as well as periodic reports on, among other matters, pricing and valuation, quality and cost of portfolio trade execution, compliance, and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO that analyzed each Fund based on a number of factors, including fees/expenses, performance, distribution yield, and risk-based factors as of December 31, 2020. Additionally, the Trustees considered the impact of significant market volatility that occurred before, during, and after the period for which information was requested in conducting its evaluation of PIMCO. They also considered, among other information, performance based on NAV and market value, investment objective and strategy, portfolio managers, assets under management, outstanding leverage, share price premium and/or discount information, annual fund operating expenses, total expense ratio and management fee comparisons between each Fund and its Broadridge Expense Group (as defined below), and estimated profitability to PIMCO from its relationship with each Fund. In considering the Broadridge Performance Universe and Broadridge Expense Group, the Trustees requested that PIMCO comment on whether the Broadridge

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the 1940 Act that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the COVID-19 pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

242	PIMCO CLOSED-END FUNDS

(Unaudited)

peer funds selected for each Fund provided an appropriate comparison, and if not, whether PIMCO believes another peer group would provide a more appropriate comparison.

With respect to the Subsidiary Agreements, the Trustees considered that each of PDI and PCI utilizes its Wholly-Owned Subsidiary to execute its investment strategy, and that PIMCO provides investment advisory and administrative services to the Wholly-Owned Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for PDI and PCI under the Investment Management Agreement. The Trustees also considered that, with respect to each Wholly-Owned Subsidiary, PIMCO does not collect or retain a separate advisory or other fee from the Wholly-Owned Subsidiary, and that PIMCO’s profitability with respect to PDI and PCI is not impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Management Agreement.

The Trustees’ conclusions as to the continuation of each Agreement were based on a comprehensive consideration of all information provided to the Trustees during the Contract Renewal Meetings and throughout the year and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third-party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative, and/or other services, and corporate ownership and business operations unrelated to the Funds. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds, noting PIMCO’s long history and experience in managing closed-end funds, such as the Funds, including experience monitoring and assessing discounts and premiums and complying with New York Stock Exchange (NYSE) requirements. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the breadth of each Fund’s investment universe; the experience of key advisory personnel of PIMCO responsible for portfolio management of the

Funds; information regarding the Funds’ use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology and systems, of PIMCO. The Trustees also considered actions taken by PIMCO to manage the impact on each Fund and its portfolio holdings of market volatility during the time periods for which information was provided.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Funds beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and its ability to comply with the investment policies of the Funds; the compliance programs and risk controls of PIMCO (including the implementation of new policies and programs); the specific contractual obligations of PIMCO pursuant to the Agreements; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; PIMCO’s risk management function; the time and resources PIMCO expends monitoring the leverage employed by the Fund; and conditions that might affect PIMCO’s ability to provide high-quality services in the future under the Agreements, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial and business risk that PIMCO has undertaken as investment manager and sponsor of the Funds. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee and supervise the Funds’ various outside service providers, including its negotiation of certain service providers’ fees and its due diligence and evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own infrastructure and information technology, including its proprietary software and applications, to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. The Trustees also considered PIMCO’s effective operation and successful implementation of its business continuity plan in response to the COVID-19 pandemic and its oversight of the service providers’ business continuity during this period.

The Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to each Fund given its investment objective and policies, that PIMCO would be able to continue to meet any reasonably foreseeable obligations under each Agreement, and that PIMCO would otherwise be able to continue to provide investment and non-investment services to each Fund of an appropriate extent and quality.

ANNUAL REPORT	|	JUNE 30, 2021	243

Approval of Investment Management Agreement	(Cont.)

Fee and Expense Information

In assessing the reasonableness of each Fund’s fees and expenses under the Investment Management Agreement, the Trustees considered, among other information, the Fund’s management fee and its total expenses as a percentage of average net assets attributable to common shares and as a percentage of average total managed assets (including assets attributable both to common shares and specified leverage outstanding), in comparison to information about other peer funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”), including the management fees and other expenses of a smaller sample of peer funds with different investment advisers identified by Broadridge (for each Fund, its “Broadridge Expense Group”) as well as of a larger sample of peer funds identified by Broadridge (for each Fund, its “Broadridge Expense Universe”). In each case, the total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees.

The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Broadridge Expense Groups and Broadridge Expense Universes.

The Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, including funds and accounts with comparable investment programs and/or principal investment strategies to those of the Funds, as well as certain other funds requested by the Trustees with broadly similar strategies and/or investment types. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including open-end funds and exchange-traded funds, there are additional portfolio management challenges in managing closed-end funds such as the Funds. For example, the challenges associated with managing closed-end funds may include investing in less liquid and complex holdings, a greater use of leverage, issues relating to trading on a national securities exchange and managing the funds’ dividend practices. In addition, the Independent Trustees considered information provided by PIMCO as to the generally broader and more extensive services provided to the Funds in comparison to those provided to private funds or institutional or separate accounts; the higher demands placed on PIMCO to provide considerable shareholder services due to the volume of investors; the greater entrepreneurial, enterprise, and reputational risk in managing registered closed-end funds; and the impact on PIMCO and expenses associated with the more extensive regulatory and compliance requirements to which the Funds are subject in comparison to private funds or institutional or separate accounts. The Trustees were advised by PIMCO that, in light of these additional challenges and additional services, different pricing structures between closed-end funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have comparable investment objectives and strategies to those of the Funds.

The Trustees also took into account that the Funds, with the exception of RCS, pay management fees on assets attributable to types of leverage that they use (such as reverse repurchase agreements), which increases the amount of management fees payable by each Fund under the Investment Management Agreement (because each Fund’s fees, except those of RCS, are calculated based on total managed assets, including assets attributable to reverse repurchase agreements and/or certain other forms of leverage outstanding). They noted that RCS’s management fees are based on daily net assets, including net assets attributable to any preferred shares that may be outstanding, but that RCS does not have any preferred shares outstanding. In this regard, the Trustees took into account that PIMCO has a financial incentive for the Funds to use or continue to use leverage on which management fees are charged, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by each Fund to PIMCO under the Fund’s unitary fee arrangement would therefore vary more with increases and decreases in leverage (only with respect to any preferred shares issued by RCS) than under a non-unitary fee arrangement, all other things being equal. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees noted that they receive each quarter information from PIMCO regarding the Fund’s use of leverage. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives. The Trustees noted that RCS does not pay fees on assets attributable to the types of leverage that the Fund currently employs.

The Trustees noted that, for each Fund, the contractual and actual management fee rates for the Fund under its unitary fee arrangement were above the median contractual and actual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets, with the exception of RCS, whose actual management fee rate was below the median calculated on average net assets. However, in this regard, the Trustees took into account that each Fund’s unitary fee arrangement covers substantially all of the Fund’s operating fees and expenses (“Operating Expenses”), and therefore, all other things being equal,

244	PIMCO CLOSED-END FUNDS

(Unaudited)

would tend to be higher than the contractual management fee rates of other funds in the Broadridge Expense Group, which generally do not have a unitary fee structure and instead incur Operating Expenses directly and in addition to the management fee. The Trustees determined that a comparison of each Fund’s total expense ratio with the total expense ratios of its Broadridge Expense Group would generally provide more meaningful comparisons than comparing contractual and actual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unitary fee arrangements have benefited and will continue to benefit common shareholders because they provide an expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of either managed assets (including assets attributable to preferred shares and certain other forms of leverage) or net assets (including assets attributable to preferred shares), as applicable, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unitary fee arrangements generally insulate the Funds and common shareholders from increases in applicable third- party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

In addition, the Trustees noted that they had approved the reorganization of each of PCI and PKO with and into PDI, subject to shareholder approval. The Trustees considered that PIMCO has agreed to reduce the management fee paid by PDI from 1.15% to 1.10%, effective if and when PCI is reorganized into PDI, which would result in a lower contractual management fee rate for PDI and PCI and a higher contractual fee rate for PKO. With respect to PKO, the Trustees noted that the contractual management fee rate of the PDI post-reorganization (the “Combined Fund”) would be higher than the current contractual management fee rate paid by PKO and the pro forma total annual expenses of the Combined Fund are higher than PKO’s. However, the Trustees considered that PIMCO has agreed to a 75% management fee waiver for PKO for a period of two months following the date on which shareholders of PKO and PDI have approved the reorganizations with and into PDI, respectively (“PKO Fee Waiver”). The Trustees noted that the PKO Fee Waiver was expected to partially offset the higher pro forma fees of the Combined Fund (relative to PKO) in an amount estimated to correspond to 2.1 years of the higher management fee based on the total assets of PKO on

December 31, 2020 and assuming assets remain constant for the two-month period of the PKO Fee Waiver. The Trustees also noted that the higher total annual fund operating expenses, as well as higher management fees, for PKO may be offset, in whole or in part, by the potential benefits of the reorganizations based on PIMCO’s assertions, such as expected greater investment flexibility and additional access to investments that would otherwise not be accessible to PKO as a smaller fund. For more information, see the Combined Prospectus/Proxy Statement.2

Performance Information

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding each Fund’s performance based on NAV and market value, as applicable, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as defined below). The Trustees considered information provided by Broadridge for the Funds regarding the investment performance of a group of funds with investment classifications/objectives that Broadridge determined are comparable to those of each Fund (for each Fund, its “Broadridge Performance Universe”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Funds’ comparative yields and risk-adjusted returns. The Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. They further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Trustees considered information from PIMCO regarding the risks undertaken by each Fund, including the use of leverage, and PIMCO’s management and oversight of the Fund’s risk profile, including in instances where the Fund outperformed its Broadridge Performance Universe. The Board discussed with PIMCO potential reasons for the relative underperformance of certain of the Funds for the one-year period ended December 31, 2020 and reviewed more recent performance for the period ended March 31, 2021.

In addition, the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).

[2]

As discussed above in note 17, Subsequent Events in the Notes to Financial Statements, at a special shareholder meeting on August 6, 2021, shareholders of PDI and PKO approved the proposals necessary for PCI and PKO to reorganize with and into PDI. No action was needed from shareholders of PCI. The reorganizations are currently expected to occur in the fourth quarter of 2021, subject to PIMCO’s market outlook, operational considerations and customary closing conditions.

ANNUAL REPORT	|	JUNE 30, 2021	245

Approval of Investment Management Agreement	(Cont.)

Profitability, Economies of Scale, and Fall-out Benefits

The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for each Fund, as well as PIMCO’s estimated pre- and post-distribution operating margin for all of the closed-end funds advised by PIMCO, including the Funds (collectively, the “Estimated Margins”), in each case for the one-year period ended December 31, 2020; (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year periods ended December 31, 2020, and December 31, 2019; and (iii) an overview of PIMCO’s average fee rates with respect to all of the closed-end funds advised by PIMCO, including the Funds, compared to PIMCO’s average fee rates with respect to its other clients, including PIMCO-advised separate accounts, open-end funds, hedge funds and private equity funds. The Trustees also took into account explanations from PIMCO regarding how certain of PIMCO’s corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also considered information regarding possible economies of scale in the operation of the Funds, including in connection with at-the-market offerings conducted by certain Funds. The Trustees noted that the Funds do not currently have any breakpoints in their management fees. The Trustees considered that, as closed-end investment companies, the Funds do not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may raise additional assets through follow-on offerings (including at-the-market offerings with respect to PCI, PDI and PKO) and dividend reinvestments and may also experience asset growth through investment performance and/or the increased use of leverage. The Trustees noted PIMCO’s assertion that it may share the benefits of potential economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unitary fee arrangements provide inherent economies of scale because a Fund maintains competitive fixed unitary fees even if the particular Fund’s assets decline and/or operating costs increase. The Trustees further considered that, in contrast, breakpoints may be used as a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unitary fee arrangements, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unitary fee arrangements protect shareholders, during the contractual period, from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services that PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

Fund-by-Fund Performance and Fee/Expense Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. With respect to performance quintile rankings for a Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Board considered each Fund’s performance and fees in light of the limitations inherent in the methodology for determining such comparative groups.

PGP

With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, which consists of 25 funds, the Trustees noted that the Fund had second quintile performance for the one-year period, third quintile performance for the three-year period and first quintile performance for the five- and ten-year periods ended December 31, 2020.

The Trustees noted that, including the Fund, the Broadridge Expense Group for the Fund consisted of 12 funds and the Broadridge Expense Universe for the Fund consisted of 13 funds, though only 12 funds were included in the Broadridge Expense Universe for some metrics. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its

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Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe.

PKO

With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, which consists of 13 funds for one-year performance, 12 funds for three-year performance, 11 funds for five-year performance and seven funds for ten-year performance, the Trustees noted that the Fund had first quintile performance for the one-, three-, five- and ten-year periods ended December 31, 2020.

The Trustees noted that, including the Fund, the Broadridge Expense Group for the Fund consisted of seven funds and the Broadridge Expense Universe for the Fund consisted of 12 funds. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) calculated on average total managed assets and above the median total expense ratio (including interest and borrowing expenses) calculated on average net assets of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was at the median total expense ratio (including interest and borrowing expenses) calculated on average total managed assets and above the median total expense ratio (including interest and borrowing expenses) calculated on average net assets of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe.

PCM

With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, which consists of 35 funds for one-year performance, 28 funds for three-year performance, 26 funds for five- year performance and 17 funds for ten-year performance, the Trustees noted that the Fund had third quintile performance for the one-year period, second quintile performance for the three-year period, first quintile performance for the five-year period and second quintile performance for the ten-year period ended December 31, 2020.

The Trustees noted that, including the Fund, the Broadridge Expense Group for the Fund consisted of 12 funds and the Broadridge Expense Universe for the Fund consisted of 23 funds. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

RCS

With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, which consists of 13 funds for one-year performance, 12 funds for three-year performance, 11 funds for five-year performance and seven funds for ten-year performance, the Trustees noted that the Fund had third quintile performance for the one-year period, second quintile performance for the three-year period, third quintile performance for the five-year period and first quintile performance for the ten-year period ended December 31, 2020.

The Trustees noted that, including the Fund, the Broadridge Expense Group for the Fund consisted of seven funds and the Broadridge Expense Universe for the Fund consisted of 12 funds. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average total managed assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

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Approval of Investment Management Agreement	(Cont.)

PCI

With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, which consists of 13 funds for one-year performance, 12 funds for three-year performance and 11 funds for five-year performance, the Trustees noted that the Fund had fifth quintile performance for the one-year period, third quintile performance for the three-year period and first quintile performance for the five-year period ended December 31, 2020.

The Trustees noted that, including the Fund, the Broadridge Expense Group for the Fund consisted of seven funds and the Broadridge Expense Universe for the Fund consisted of 12 funds. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group.

PDI

With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, which consists of 13 funds for one-year performance, 12 funds for three-year performance and 11 funds for five-year performance, the Trustees noted that the Fund had fourth quintile performance for the one-year period and first quintile performance for the three- and five-year periods ended December 31, 2020.

The Trustees noted that, including the Fund, the Broadridge Expense Group for the Fund consisted of seven funds and the Broadridge Expense Universe for the Fund consisted of 12 funds. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe.

Conclusion

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent, and quality of services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of each Fund and its shareholders, and should be approved.

PDO

At a meeting held on March 30, 2020 (the “Approval Meeting”), the Board of Trustees (the “Board” or “Trustees”) of PIMCO Dynamic Income Opportunities Fund (the “Fund”), including the Trustees who are not interested persons (as that term is defined in the Investment Company Act of 1940, as amended) of Pacific Investment Management Company LLC (“PIMCO”) or the Fund (the “Independent Trustees”), formally considered and unanimously approved a proposed Investment Management Agreement between the Fund and PIMCO (the “Investment Management Agreement”) for an initial term of two years commencing upon the effective date of the Investment Management

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Agreement.1 In connection with their consideration of the Investment Management Agreement, the Independent Trustees also formally considered and unanimously approved a proposed form of Investment Management Agreement between PIMCO and wholly-owned and/or controlled subsidiaries of the Fund that may be formed by the Fund (the “Subsidiary Agreement” and together with the Investment Management Agreement, the “Agreements”).

On the day of the Approval Meeting, the Contracts Committee (the “Committee”) of the Board held a separate meeting (the “Committee Meeting”) and formally considered and recommended to the Board the approval of the Agreements. In advance of the Committee Meeting, PIMCO provided materials to the Committee for its consideration of the Agreements in response to a request from counsel to the Independent Trustees (“Independent Counsel”), as well as other materials and information PIMCO believed would be useful in evaluating the approval of the Agreements. At the Committee Meeting, members of the Committee, all of whom are Independent Trustees, considered the materials and information provided by PIMCO bearing on the approval of the Agreements. The Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in evaluating the Agreements, which they discussed with Independent Counsel.

Following the Committee Meeting, the Independent Trustees met separately in executive session with Independent Counsel to review and discuss all relevant information, including, but not limited to, information provided in response to the request from Independent Counsel. In connection with their deliberations regarding the proposed approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees also considered the nature, quality and extent of the various investment management, administrative, and other services to be performed by PIMCO under the Agreements.

It was noted that, in connection with the Committee Meeting, the Trustees relied upon materials provided by PIMCO which included, among other items, a memorandum provided by PIMCO and numerous exhibits regarding, among other things, (i) the terms of the Agreements, (ii) comparative fee and expense information and performance information of comparable PIMCO funds, comparable competitor closed-end funds and a composite universe of global income funds developed by Broadridge Financial Solutions, Inc./Lipper Inc. (“Lipper”), (iii) descriptions of various functions proposed to be performed by PIMCO for the Fund, such as portfolio management, compliance monitoring, risk management, internal audit services, pricing, bookkeeping and portfolio trading practices, (iv) information regarding PIMCO’s compliance policies applicable to the Fund, (v) the estimated costs to PIMCO of providing these services, (vi) information regarding the organization of certain departments within PIMCO, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative, compliance and other services to the Fund, (vii) the estimated profitability of the Agreements to PIMCO, (viii) information regarding potential economies of scale, (ix) information on potential “fall-out” benefits to PIMCO, and (x) information regarding the organizational complexities associated with limited term closed-end funds in comparison to other investment products, including traditional closed-end and open-end funds.

With respect to the Subsidiary Agreement, the Trustees considered that the Fund may utilize one or more wholly-owned and/or controlled subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) to execute its investment strategy, and that PIMCO would provide both investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreement. The Trustees noted that, if PIMCO were to charge a management fee to a Subsidiary for tax or other reasons in the future, PIMCO expects that it would waive the full amount of such management fee. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreement collectively with their consideration of the Investment Management Agreement.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Nature, Extent and Quality of Services

As part of their review, the Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Fund. Among other information, the Trustees considered the investment philosophy and research and decision-making processes to

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) that permits fund boards to make certain required approvals involving advisory contracts at meetings held by telephone, video conference, or other similar methods instead of in-person in response to the impact of COVID-19 on investment advisers and funds. The Board, including a majority of the Independent Trustees, determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of COVID-19, and prior to commencing the Approval Meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at the Approval Meeting pursuant to the SEC relief at its next in-person meeting.

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Approval of Investment Management Agreement	(Cont.)

be employed by PIMCO; the experience of key advisory personnel of PIMCO who would be responsible for portfolio management of the Fund; information regarding the Fund’s anticipated use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; employee compensation within PIMCO; and the operational structure, including technology and systems, of PIMCO.

In addition, the Trustees noted the extensive range of services that PIMCO will provide to the Fund under the Investment Management Agreement beyond investment advisory services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services to be provided with respect to regulatory compliance and ability to comply with the investment policies of the Fund; the compliance programs and risk controls of PIMCO; the specific contractual obligations of PIMCO pursuant to the Agreements; the nature, extent, and quality of the supervisory and administrative services that PIMCO will be responsible for providing to or providing for the Fund; PIMCO’s risk management function; and conditions that might affect PIMCO’s ability to provide high-quality services to the Fund in the future under the Agreements, including PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial, business and other risks PIMCO has undertaken as investment manager and sponsor of the Fund for which it is entitled to reasonable compensation. The Trustees also noted PIMCO’s anticipated activities under its contractual obligation under the Investment Management Agreement to oversee the Fund’s various outside service providers. It also considered PIMCO’s ongoing development of its infrastructure and information technology and its ability to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that PIMCO would be able to meet any reasonably foreseeable obligations under the Agreements.

As part of its considerations, the Trustees noted any complexities associated with the Fund being an exchange-traded closed-end fund with a twelve-year term that could be extended by the Board under certain circumstances. The Trustees noted that, as set forth more fully in the Fund’s offering documents, prior to the end of the twelve-year term (as may be extended by the Board in certain circumstances), the Board could authorize the Fund to conduct a tender offer for all of the Fund’s outstanding common shares at net asset value on the expiration date of the tender offer, with PIMCO bearing the expenses of making such a tender offer, and that, if the Fund has at least $200 million of net assets thereafter, the Board could eliminate the Fund’s limited term feature without shareholder approval. The Trustees also noted that PIMCO proposed entering into an Organizational and Offering

Expenses Agreement with the Fund, pursuant to which PIMCO would pay all organizational costs of the Fund and all offering costs of the Fund’s initial public offering (“IPO”), including, without limitation, underwriting and structuring fees, financial advisor commissions, marketing costs and the costs of legal and audit services incurred by the Fund in connection with the IPO. The Trustees noted PIMCO’s representation that the compensation proposed to be paid to PIMCO under the Investment Management Agreement is not based on the offering and organizational expenses to be borne by PIMCO. The Trustees noted that the Board had received information relating to the advisory fees and total expense ratios of comparable funds against which they were able to review the Fund’s proposed fees.

The Trustees also took into account the proposed Support Services Agreements between the Fund and PIMCO Investments LLC (“PI”), under which PI would provide shareholder and financial intermediary support, marketing and communications support, support for the Board and its Committees, as well as provide support (but not underwriting services) for initial public and secondary offerings of the Fund, subject to and in accordance with the terms and conditions of the proposed Support Services Agreement. Under the proposed Support Services Agreement, PI would provide these services at its own expense, except that the Support Services Agreement authorizes the Fund to reimburse reasonable and documented out-of-pocket expenses related to the offering of its common shares incurred by certain affiliates, or associated persons thereof, and employees of PIMCO, including in connection with participation in the road show and related activities (“affiliate expenses”). PIMCO clarified that PI will not act as an underwriter in connection with the Fund’s IPO, but that it may provide, under the Support Services Agreements, marketing support for the Fund in connection with the IPO including, among other things, assistance with organizing and scheduling roadshow presentations. The Trustees also received information from PIMCO and Fund counsel on the structuring fee arrangements that PIMCO expects to enter into with various underwriters of the Fund’s IPO, which will set forth various fees to be paid by PIMCO (and not the Fund) to certain underwriters in the IPO, in consideration of certain financial advisory services that the underwriters will provide in connection with the structuring, designing and organizing of the Fund as well as services related to the sale and distribution of the Fund’s shares.

Fee and Expense Information

In assessing the reasonableness of the Fund’s proposed fees under the proposed Investment Management Agreement, the Trustees considered, among other information, the Fund’s management fee as a percentage of total managed assets (including any assets attributable to any reverse repurchase agreements, dollar rolls, borrowings, and preferred shares that may be outstanding) minus accrued liabilities

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(other than liabilities representing reverse repurchase agreements, dollar rolls, and borrowing) and its estimated total expense ratio (calculated as a percentage of common share net assets and excluding interest expense) to those of comparable funds. The Trustees noted that PIMCO manages other funds with investment strategies that are similar, but not identical, to the Fund for comparative purposes. The Trustees noted that PIMCO also identified closed-end funds managed by PIMCO and other fund sponsors that have launched since 2019 and comparable competitor closed-end funds. In addition, the Trustees noted that the comparable information also included a universe of comparable closed-end funds, the Lipper Global Income Funds average, which is the group of funds in which most of the comparable closed-end funds are included by Lipper. The Trustees specifically considered how the Fund was expected to compare to the comparable funds as to management fee rates and total expense ratios. The fund-specific fee and expense results discussed below were compiled by PIMCO based on information from Lipper, and were not independently verified by the Trustees.

The Trustees considered the contractual management fee rates (based on total managed assets) charged by PIMCO to other funds it manages with investment strategies that are similar, but not identical to, the Fund in comparison to the proposed unified management fee of the Fund. The Trustees noted that the proposed contractual management fee rate for the Fund is equivalent to the contractual management fee rates charged by the funds PIMCO identified as the most similar to the Fund. The Trustees also considered the contractual management fee rates charged by PIMCO for certain other funds, including PIMCO’s explanation of how such funds differed from the Fund.

The Trustees noted that the Fund’s proposed contractual management fee rate is lower than the contractual management fee rates charged to the majority of the closed-end funds that have launched since 2019 and higher than the contractual management fee rates charged to the comparable competitor closed-end funds.

The Trustees took into account that the Fund’s proposed unified management fee arrangement covers substantially all of the Fund’s other supervisory and administrative services required by the Fund that are typically paid for or incurred by closed-end funds directly in addition to a fund’s management fee (such fees and expenses, “Operating Expenses”). They noted also that the Fund’s proposed unified effective management fee rate was higher than the effective management fee rate of the Lipper Global Income Funds average, which generally do not have a unified fee structure and bear Operating Expenses directly and in addition to the management fee. They recognized, however, that the comparable PIMCO-sponsored funds also have a unified management fee.

In this regard, the Trustees considered PIMCO’s view that the proposed unified management fee arrangement for the Fund will benefit common shareholders because it will provide a management fee expense structure

(including Operating Expenses) that is essentially fixed as a percentage of managed assets, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which a fund’s Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the proposed unified fee arrangement would generally insulate the Fund and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Fund, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

The Trustees noted that, while the Fund would not be charged a separate administration fee (recognizing that the proposed management fees include a component for supervisory and administrative services under the unified fee arrangement), it was not clear in all cases whether the peer funds in the Lipper Global Income Funds average or the comparable funds managed by other advisers were separately charged such a fee by their investment managers, so that the total expense ratio, as opposed to any individual expense component, represented the most relevant comparison. As such, the Trustees considered that the total expense ratio seems to provide a more apt comparison than management fee expense because the Fund’s proposed unified fee arrangement would cover Operating Expenses that are typically paid for or incurred by competitor funds directly in addition to their management fees as discussed below.

Among other information, the Trustees considered the estimated gross total expense ratio (calculated as a percentage of common share net assets and excluding interest expense) of the Fund compared to the gross total expense ratios of the PIMCO-sponsored funds, recognizing that fees for management and administrative services would be included within the total expense ratios. It was noted that the Fund’s estimated gross total expense ratio is lower than those of the PIMCO-sponsored funds PIMCO identified as most similar to the Fund and the Lipper Global Income Funds average. The Trustees also noted that the Fund’s estimated net total expense ratio is lower than three of the six comparable competitor closed-end funds.

The Trustees also took into account that the Fund would pay management fees on assets attributable to certain types of leverage that it will use (such as reverse repurchase agreements) under the Investment Management Agreement because the Fund’s fees are calculated based on total managed assets (including any assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings). In this regard, the Trustees took into account that PIMCO has a financial incentive for the Fund to utilize reverse repurchase agreements, dollar rolls, borrowings, preferred shares and/or certain other forms of leverage on which management

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Approval of Investment Management Agreement	(Cont.)	(Unaudited)

fees would be paid, which may create a conflict of interest between PIMCO, on one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees took into account assurances from PIMCO that it will use leverage for the Fund solely as it determines such use to be in the best interest of the Fund from an investment perspective and without regard to the level of compensation PIMCO receives.

Profitability, Economies of Scale, Performance Information and Fall-out Benefits

The Trustees also considered estimated profitability analyses provided by PIMCO for the Fund’s first two years of operations, which included, among other information, PIMCO’s estimated pre-distribution advisory profit margin for the Fund and PIMCO’s estimated pre- and post-distribution profitability analyses under various scenarios depending on the size of the Fund’s IPO. The Trustees considered that estimated profitability was based, in part, on average managed assets, which reflect the estimated assets upon which management fees will be assessed, including forms of leverage expected to be utilized by the Fund. The Trustees also took into account explanations from PIMCO regarding how certain corporate and shared expenses had been allocated among the Fund and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. The Trustees noted that the profitability estimates had taken into account organizational and offering costs payable by PIMCO (exclusive of upfront structuring fees and other compensation to be paid by PIMCO to underwriters in the IPO), in estimating PIMCO’s pre-distribution profitability, based on advice from counsel to the Fund that such an approach is reasonable. The Trustees also took into account PIMCO’s estimated post-distribution profitability from the Fund, which, among other distribution expenses, factored in the amortization of estimated upfront structuring fees to be paid by PIMCO over the expected twelve-year term of the Fund. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also took into account that PIMCO is not proposing that the Fund have any breakpoints in its management fees. The Trustees considered that, as a closed-end investment company, the Fund likely would not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may experience asset growth through investment performance and/or the increased use of leverage. The Trustees also considered that the proposed unified fee arrangement provides investors with additional stability and increased fee certainty during the contractual period.

The Trustees noted that, to the extent PIMCO may achieve economies of scale relating to the Fund, it may share the benefits of such economies of scale with the Fund through, for example, enhancements to investment practices and operations and increasing levels of services to the Fund and its shareholders. The Trustees also considered that PIMCO’s proposed management fee rate for the Fund permits shareholders to immediately benefit from future economies of scale (if any are achieved, especially in light of the fact that Fund assets likely will not grow following the Fund’s IPO except for any growth resulting from positive performance by nature of the Fund being a closed-end fund or by a follow-on at-the-market offering) by paying lower fees based on future, expected assets and that expenses related to operating a registered fund generally increase over time.

The Trustees also considered that the proposed unified fee arrangement protects shareholders from a rise in Operating Expenses that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

The Trustees also reviewed, among other information, information showing historical performance (based on net asset value and net of fees) of the comparable funds for the one-year, three-year, five-year and ten-year periods ended December 31, 2019, where applicable, and noted that, because it is newly organized, the Fund did not have any performance history of its own.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Fund, leverage when negotiating with service providers, and research, statistical and quotation services, if any, PIMCO may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.

Conclusion

After reviewing and considering these and other factors described herein, the Trustees concluded, in their business judgment, within the context of their overall conclusions regarding the Agreements and based on information provided and related representations made by PIMCO, that they were satisfied that fees payable under the Agreements represent reasonable compensation in light of the nature, extent and quality of services to be provided by PIMCO, as the case may be, and that, based on the information provided by PIMCO and taking into account the various assumptions made, the profitability of PIMCO did not appear to be excessive under the Agreements. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the terms of the Agreements are fair and reasonable to the Fund, that the approval of the Agreements was in the interest of the Fund and its prospective shareholders, and that the Agreements should be approved for an initial term of two years commencing upon their respective effective dates.

252	PIMCO CLOSED-END FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	JUNE 30, 2021	253

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive,

Newport Beach, CA, 92660

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF3010AR_063021

Item	2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph B. Kittredge, Jr., who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Kittredge is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2021	$ 48,672
	June 30, 2020	$ 54,739

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2021	$ —
	June 30, 2020	$ —

(c)	Fiscal Year Ended	Tax Fees (2)
	June 30, 2021	$ —
	June 30, 2020	$ —

(d)	Fiscal Year Ended	All Other Fees (3)
	June 30, 2021	$ —
	June 30, 2020	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Audit-Related Fees” for the last two fiscal years.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2021	June 30, 2020
PCM Fund, Inc.	$—	$—
Pacific Investment Management Company LLC (“PIMCO”)	15,487,493	18,863,643

Totals	$15,487,493	$18,863,643

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Sarah E. Cogan

Deborah A. DeCotis

Hans W. Kertess

Joseph B. Kittredge, Jr.

William B. Ogden, IV

Alan Rappaport

E. Grace Vandecruze

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law.

The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities. 2 PIMCO has retained an Industry Service Provider (“ISP”) 3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.    When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations5 and the ISP’s compliance program.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.

4 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

5 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of September 2, 2021, the following individuals have primary responsibility for the day-to-day management of the PCM Fund, Inc. (the “Fund”):

Daniel J. Ivascyn - Mr. Ivascyn has been the lead portfolio manager of the Fund since May 2002. Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.

Alfred T. Murata - Mr. Murata has been a portfolio manager of the Fund since June 2017. Mr. Murata is a managing director in the Newport Beach office and a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Russell Gannaway - Mr. Gannaway is a managing director and portfolio manager in the Newport Beach office, focusing on PIMCO’s suite of alternative credit strategies. Mr. Gannaway is a senior member of the Tactical Opportunities portfolio management team and a member of the portfolio committee for several opportunistic credit and real estate funds. Prior to joining PIMCO in 2009, he served as an associate with JER Partners in New York.

Bryan Tsu - Mr. Tsu has been a portfolio manager of the Fund since June 2017. Mr. Tsu is an executive vice president and portfolio manager in the New York office, focusing on commercial mortgage-backed securities and collateralized loan obligations. Prior to joining PIMCO in 2008, he worked at Bear Stearns in New York, syndicating collateralized loan and collateralized debt obligations and other asset-backed transactions.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of June 30, 2021, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
Daniel J. Ivascyn[1]	20	$187,504.71	17	$96,030.53	7	$2,358.66
Alfred T. Murata[2]	21	$189,457.08	15	$40,397.18	6	$1,955.75
Russell Gannaway3	4	$9,407.50	5	$9,593.19	0	$0.00
Bryan Tsu[4]	17	$20,622.53	3	$6,670.55	22	$113,224.33

1 Of these Other Pooled Investment Vehicles,     6     accounts totaling $12,002.72                million in assets pay an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,     1 account totaling $271.10 million in assets pays an advisory fee that is based in part on the performance of the accounts.

2 Of these Other Pooled Investment Vehicles, 2     accounts totaling $2,162.92 million in assets pay an advisory fee that is based in part on the performance of the accounts.

3 Of these Other Pooled Investment Vehicles,     4     accounts totaling     $9,503.88                million in assets pay an advisory fee that is based in part on the performance of the accounts.

4 Of these Other Pooled Investment Vehicles,     1     account totaling     $ $2,716.55 million in assets pays an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,     3 accounts totaling $915.08     million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of a Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Cross Trades. A potential conflict of interest may arise in instances where a Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, regulatory requirements, risk tolerances and available cash. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

Certain service providers to the Fund are expected to be owned by or otherwise related to or affiliated with the Fund or other account managed by PIMCO and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of the Fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client).

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a)(3)

As of June 30, 2021, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;

•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – The Long Term Incentive Plan (“LTIP”) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

Eligibility to participate in LTIP program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of June 30, 2021:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of June 30, 2021
Daniel J. Ivascyn	over $1,000,000
Alfred T. Murata	None
Russell Gannaway	None
Bryan Tsu	$10,001-$50,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PCM Fund, Inc.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	September 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	September 1, 2021

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	September 1, 2021